REGISTRATION FILE NO. 333-56969
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM S-6
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              OF SECURITIES OF UNIT
                   INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                ---------------

                         POST-EFFECTIVE AMENDMENT NO. 20        [X]

                              MONY AMERICA VARIABLE
                                    ACCOUNT L
                              (EXACT NAME OF TRUST)

                           MONY LIFE INSURANCE COMPANY
                                   OF AMERICA
                               (NAME OF DEPOSITOR)


              1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
         Depositor's Telephone Number, including Area Code: 212-554-1234

                            -------------------------

                                   Dodie Kent
                  Vice President and Associate General Counsel
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)

                            -------------------------

                  Please send copies of all communications to:
                           Christopher E. Palmer, Esq.
                              Goodwin Procter, LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001

                            -------------------------

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that this filing will become effective: (check appropriate box)

        |_|  immediately upon filing pursuant to paragraph (b) of Rule 485.

        |X|  on April 30, 2010 pursuant to paragraph (b) of Rule 485.

        |_|  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

        |_|  on              pursuant to paragraph (a)(1) of Rule 485.

      If appropriate, check the following box:

        |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      TITLE OF SECURITIES BEING REGISTERED: Units of interest in Separate Account under flexible premium variable universal life insurance policies.

================================================================================
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MONY America Variable Account L

Variable Universal Life Insurance Policy


PROSPECTUS DATED MAY 1, 2010


Issued by
MONY Life Insurance Company of America
1290 Avenue of the Americas
New York, New York 10104

--------------------------------------------------------------------------------


This prospectus describes a variable universal life insurance policy issued by MONY Life Insurance Company of America (the "Company"), but is not itself a policy. The policy, which includes the policy form, the application and any applicable endorsements or riders, is the entire policy between you and the Company and governs with respect to all features, benefits, rights and obligations. The description of the policy's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the policy, the description of the policy's provisions in this prospectus is qualified in its entirety by the terms of the actual policy.


This policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.


ALLOCATION OF PREMIUMS AND CASH VALUES:

You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

You can tell us to place them into a separate account. That separate account is called MONY America Variable Account L.

If you do, you can also tell us to place your premium payments and cash values into any of the different subaccounts of MONY Variable Account L listed below. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes your not earning any money on your premium payments and cash values and also that your premium payments and cash values may lose some or all of their value.

You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 4.5% interest annually. We may pay more than 4.5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

If you choose to place your premium payments and cash values into the separate account, we will invest them in your choice of subaccounts of the variable account. Each subaccount invests in shares of one of the following portfolios:



--------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST -- CLASS B SHARES
--------------------------------------------------------------------------------
o AXA Aggressive Allocation Portfolio (*)   o AXA Moderate Allocation
o AXA Conservative Allocation                 Portfolio (*)
  Portfolio (*)                             o AXA Moderate-Plus Allocation
o AXA Conservative-Plus Allocation            Portfolio (*)
  Portfolio (*)                             o Multimanager Small Cap Growth
                                              Portfolio
--------------------------------------------------------------------------------
 DREYFUS STOCK INDEX FUND, INC. -- INITIAL SHARES
--------------------------------------------------------------------------------
o Dreyfus Stock Index Fund, Inc.
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST -- CLASS IA SHARES
--------------------------------------------------------------------------------
o EQ/Calvert Socially Responsible           o EQ/Lord Abbett Growth and Income
  Portfolio                                   Portfolio
o EQ/Capital Guardian Research Portfolio    o EQ/Mid Cap Value PLUS Portfolio
o EQ/Core Bond Index Portfolio              o EQ/Money Market Portfolio
o EQ/Intermediate Government Bond           o EQ/Morgan Stanley Mid Cap Growth
  Index Portfolio                             Portfolio(**)
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST -- CLASS IB SHARES
--------------------------------------------------------------------------------
o All Asset Allocation Portfolio            o EQ/Montag & Caldwell Growth
o EQ/Boston Advisors Equity Income            Portfolio
  Portfolio                                 o EQ/PIMCO Ultra Short Bond
o EQ/Equity Growth PLUS Portfolio           o EQ/Quality Bond PLUS Portfolio
o EQ/GAMCO Small Company Value              o EQ/T. Rowe Price Growth Stock
  Portfolio                                   Portfolio
o EQ/International Growth Portfolio         o EQ/UBS Growth and Income Portfolio
--------------------------------------------------------------------------------
 FIDELITY(R) VARIABLE INSURANCE PRODUCTS (VIP) -- SERVICE CLASS SHARES
--------------------------------------------------------------------------------
o Contrafund(R) Portfolio
--------------------------------------------------------------------------------
 JANUS ASPEN SERIES -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
o Balanced Portfolio                        o Forty Portfolio
o Enterprise Portfolio                      o Worldwide Portfolio
--------------------------------------------------------------------------------
 PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE CLASS SHARES
--------------------------------------------------------------------------------
o Global Bond Portfolio (Unhedged)
--------------------------------------------------------------------------------
(*) Also referred to as an "AXA Allocation investment option" in this prospectus.

(**) This is the variable investment option's new name, effective on or about
     May 15, 2010, subject to regulatory approval. Please see "The Funds" later in this Prospectus for the variable investment option's former name.




THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          x02941

                                                                       MLA-CEQM

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DEATH BENEFIT:

We will pay a death benefit if you die before you reach age 100 while the policy is in effect. That death benefit will never be less than the amount specified in the policy. It may be greater than the amount specified if the policy's cash values increase.


LIVING BENEFITS:

You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.


CHARGES AND FEES:

The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

It may not be advantageous to replace existing life insurance coverage.

THESE ARE ONLY SOME OF THE TERMS OF THE POLICY. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.

This prospectus comes with prospectuses for AXA Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Inc., Fidelity(R) Variable Insurance Products
(VIP), Janus Aspen Series and PIMCO Variable Insurance Trust.

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Table of contents

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1. SUMMARY OF THE POLICY                                                     1
--------------------------------------------------------------------------------
Important policy terms                                                       1
Purpose of the policy                                                        1
Policy premium payments and values                                           1
Charges and Deductions                                                       2
Portfolio operating expenses                                                 3
The death benefit                                                            3
Premium features                                                             3
MONY America Variable Account L                                              4
Allocation options                                                           4
Portfolio rebalancing                                                        4
Transfer of Fund Value                                                       4
Policy loans                                                                 4
Full surrender                                                               4
Partial surrender                                                            4
Right to Return Policy Period                                                4
Grace period and lapse                                                       5
Tax treatment of increases in Fund Value                                     5
Tax treatment of death benefit                                               5
Riders                                                                       5
Contacting the Company                                                       5
State variations                                                             5
Replacement of existing coverage                                             5
Illustrations                                                                5



--------------------------------------------------------------------------------
2. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                            6
--------------------------------------------------------------------------------
MONY Life Insurance Company of America                                       6
How to reach us                                                              6
MONY America Variable Account L                                              7



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3. THE FUNDS                                                                 8
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Purchase of portfolio shares by MONY America
  Variable Account L                                                        11



                                                            Table of contents  i

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--------------------------------------------------------------------------------
4. DETAILED INFORMATION ABOUT THE POLICY                                    12
--------------------------------------------------------------------------------
Application for a policy                                                    12
Right to examine a policy -- Right to Return Policy Period                  13
Premiums                                                                    13
Allocation of net premiums                                                  15
Death benefits under the policy                                             15
Changes in Specified Amount                                                 17
Changes in Additional Term Life Insurance amount                            17
Guaranteed Death Benefit Riders                                             18
Other optional insurance benefits                                           18
Benefits at maturity and Maturity Extension Rider                           20
Policy values                                                               20
Determination of Fund Value                                                 20
Calculating Fund Value                                                      21
Calculating unit values for each subaccount                                 21
Transfer of Fund Value                                                      21
Disruptive transfer activity                                                21
Right to exchange policy                                                    22
Policy loans                                                                22
Full surrender                                                              23
Partial surrender                                                           23
Grace period and lapse                                                      24



--------------------------------------------------------------------------------
5. CHARGES AND DEDUCTIONS                                                   26
--------------------------------------------------------------------------------
Deductions from premiums                                                    27
Daily deduction from MONY America Variable Account L                        27
Deductions from Fund Value                                                  27
Transaction and other charges                                               29
Fees and expenses of the Funds                                              29
Guarantee of certain charges                                                29



--------------------------------------------------------------------------------
6. OTHER INFORMATION                                                        30
--------------------------------------------------------------------------------
Federal income tax considerations                                           30
Introduction                                                                30
Tax status of the policy                                                    30
Tax treatment of policy benefits                                            30
Our income taxes                                                            33
Voting of Fund shares                                                       33
Disregard of voting instructions                                            33
Report to policy owners                                                     33
Substitution of investments and right to change operations                  34
Changes to comply with law                                                  34
Variations among policies                                                   34



--------------------------------------------------------------------------------
7. THE GUARANTEED INTEREST ACCOUNT                                          35
--------------------------------------------------------------------------------
General description                                                         35
Death benefit                                                               35
Policy charges                                                              35
Transfers                                                                   35
Surrenders and policy loans                                                 36



--------------------------------------------------------------------------------
8. MORE ABOUT THE POLICY                                                    37
--------------------------------------------------------------------------------
Ownership                                                                   37
Beneficiary                                                                 37
Notification and claims procedures                                          37
Payments                                                                    37
Payment plan/settlement provisions                                          37
Payment in case of suicide                                                  38
Assignment                                                                  38
Errors on the application                                                   38
Incontestability                                                            38
Policy illustration fee                                                     38
Distribution of the policies                                                38



--------------------------------------------------------------------------------
9. MORE ABOUT THE COMPANY                                                   40
--------------------------------------------------------------------------------
Management                                                                  40
State regulation                                                            46
Telephone/fax/Internet transactions                                         46
Legal proceedings                                                           47
Registration Statement                                                      47
Independent registered public accounting firm                               47
Financial statements                                                        47
Index to financial statements                                              F-1



--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
A -- Death Benefit Percentage for Guideline Premium/
      Cash Value Corridor Test                                             A-1
B -- Monthly Per $1,000 Specified Amount Factors                           B-1
C -- Guaranteed Death Benefit Rider                                        C-1



ii  Table of contents

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Contents of this Prospectus (Cont'd.)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
  ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                          AAA 1-3
AXA Conservative Allocation                                        ACA 1-3
AXA Conservative-Plus Allocation                                  ACPA 1-3
AXA Moderate Allocation                                            AMA 1-3
AXA Moderate-Plus Allocation                                      AMPA 1-3
Multimanager Small Cap Growth                                    MMSCG 1-4
All Asset Allocation                                              EQAA 1-4
EQ/Boston Advisors Equity Income                                EQBAEI 1-3
EQ/Calvert Socially Responsible                                  EQCSR 1-4
EQ/Capital Guardian Research                                     EQCGR 1-3
EQ/Core Bond Index                                               EQCBI 1-3
EQ/Equity Growth PLUS                                            EQEGP 1-4
EQ/GAMCO Small Company Value                                    EQGSCV 1-3
EQ/Intermediate Government Bond Index                           EQIGBI 1-3
EQ/International Growth                                           EQIG 1-3
EQ/Lord Abbett Growth and Income                                EQLAGI 1-3
EQ/Mid Cap Value PLUS                                           EQMCVP 1-4
EQ/Money Market                                                   EQMM 1-3
EQ/Montag & Caldwell Growth                                      EQMCG 1-3
EQ/Morgan Stanley Mid Cap Growth                                 EQMSG 1-3
EQ/PIMCO Ultra Short Bond                                        EQPUS 1-3
EQ/Quality Bond PLUS                                             EQQBP 1-4
EQ/T.Rowe Price Growth Stock                                     EQTGS 1-3
EQ/UBS Growth and Income                                         EQUGI 1-3


                                     Contents of this Prospectus (Cont'd.)  ii-a

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1. Summary of the policy


--------------------------------------------------------------------------------

This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving MONY America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. BEFORE PURCHASING A POLICY, WE URGE YOU TO READ THE ENTIRE PROSPECTUS CAREFULLY.

IMPORTANT POLICY TERMS

We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

--------------------------------------------------------------------------------
OUTSTANDING DEBT -- The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

LOAN ACCOUNT -- An account to which amounts are transferred from the subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 4.5%. The Loan Account is part of the Company's General Account.

FUND VALUE -- The sum of the amounts under the policy held in each subaccount of MONY America Variable Account L, the Guaranteed Interest Account, and the Loan Account.

CASH VALUE -- The Fund Value of the policy less any surrender charge and any Outstanding Debt.

MINIMUM MONTHLY PREMIUM -- The amount the Company determines is necessary to keep the policy in effect for the first three policy years, regardless of the policy's cash value. In certain cases, this also applies to the first three policy years following an increase in the Specified Amount.

GUARANTEED INTEREST ACCOUNT -- This account is part of the general account of MONY Life Insurance Company of America (the "Company"). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 4.5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account".)

SPECIFIED AMOUNT -- The minimum death benefit requested by the policy owner.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Premium payments will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your premium payment, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day;

         - after 4:00 p.m. Eastern Time on a business day; or

         - after an early close of regular trading on the NYSE on a business day.
--------------------------------------------------------------------------------

PURPOSE OF THE POLICY

The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 100, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to your choice of (a) its Specified Amount, or
(b) its Specified Amount plus accumulated Fund Value. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit, to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.


POLICY PREMIUM PAYMENTS AND VALUES

The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of federal tax deferred acquisition provisions imposed by the United States government. The Company will also deduct a Sales Charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various subaccounts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you chose. Except in certain circumstances described later (See "Death benefits under the policy"), the death benefit will never decrease below the Specified Amount of your policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 4.5%.

The value of the net premium payments you allocate to MONY America Variable Account L and to the Guaranteed Interest Account


1  Summary of the policy

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are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.

If you cancel the policy and return it to the Company during the Right to Return Period, your premium payments will be returned by the Company. After the Right to Return Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Cash Value minus the applicable Surrender Charge if you cancel your policy during the first fifteen years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from the amount it will pay you. The Fund Value minus Surrender Charges and minus the amount of debt outstanding from loans you have received is called the Cash Value of the policy.

Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed by the policy. These charges and fees are deducted by the Company from the policy's Fund Value and are described in further detail below.

The policy remains in effect until the earliest of:

1. a grace period expiring without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt,

2.   age 100,

3.   death of the insured, or

4.   full surrender of the policy.

Generally, the policy remains in effect only as long as the Cash Value is sufficient to pay all monthly deductions. However, during the first three years the policy is in effect, the Company will determine an amount which if paid during those first three policy years will keep the policy and all rider coverages in effect for the first three policy years even if the Cash Value of the policy is zero. This amount is called the Minimum Monthly Premium. A Guaranteed Death Benefit Rider is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders will not lapse. The Guaranteed Death Benefit Rider requires the payment of an agreed upon amount of premiums and is discussed below.

CHARGES AND DEDUCTIONS

The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. For information concerning compensation paid for the sale of the policy, see "Distribution of the Policies."

------------------------------------------------------------------------------------------------------------------------------------
                                                      DEDUCTIONS FROM PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE -- Varies based on Specified Amount plus Term Life   Specified Amounts less than $500,000 -- 4.00%
Term Rider amount in effect. It is a percentage of Premium paid.  Specified Amounts of $500,000 or more -- 3.00%
------------------------------------------------------------------------------------------------------------------------------------
TAX CHARGE                                                        State and local -- 2.25%
------------------------------------------------------------------------------------------------------------------------------------
DAC CHARGE                                                        Federal -- 1.50% (0% for individual qualified plan issues)
------------------------------------------------------------------------------------------------------------------------------------
                                        DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE -- Maximum Annual Rate            0 .35% of subaccount value (0.000959% daily)
------------------------------------------------------------------------------------------------------------------------------------
                                                     DEDUCTIONS FROM FUND VALUE
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE                                          Current cost of insurance rate x net amount at risk at the beginning of the policy month
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE -- monthly                                  $5
------------------------------------------------------------------------------------------------------------------------------------
MONTHLY PER $1,000 SPECIFIED AMOUNT CHARGE                        See Appendix B. This charge applies for the first 15 policy
Based on issue age.                                               years (or for 15 years from the date of any increase in
                                                                  Specified Amount). In New Jersey, this charge applies to age 100.
                                                                  However, after the 15th policy anniversary or for 15 years from the date of any increase in Specified Amount, we may reduce or eliminate this charge.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT CHARGE                                   $0.01 per $1,000 of Specified Amount and certain Rider
Monthly Charge for Guaranteed Death Benefit Rider(1)              amounts. Please note that the Rider requires that at least the amount of premiums set forth in the policy itself be paid in order to remain in effect.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL INSURANCE BENEFITS CHARGE                                As applicable.
Monthly Deduction for any other Optional Insurance Benefits
added by rider.
------------------------------------------------------------------------------------------------------------------------------------
TRANSACTION AND OTHER CHARGES
- Partial Surrender Fee                                           $10
- Transfer of Fund Value (at Company's option)                    $25 (maximum per transfer)(2)
------------------------------------------------------------------------------------------------------------------------------------

                                                         Summary of the policy 2

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
------------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE                                                       See discussion of Surrender Charge for grading schedule.
Grades from 80% to 0% over 15 years (11 years for issue ages 76-85)
based on a schedule. Factors per $1,000 of Specified Amount vary based on issue age, gender, and underwriting class.
------------------------------------------------------------------------------------------------------------------------------------

(1)  The Guaranteed Death Benefit Rider is not available in all states.

(2)  Currently, there is no charge on transfers among investment options.

PORTFOLIO OPERATING EXPENSES


MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. You also bear your proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the portfolios that you will pay periodically during the time that you own the policy. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.



------------------------------------------------------------------------------------------------------------------------------------
                         PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted from     Lowest       Highest
Portfolio assets including management fees, 12b-1 fees, service fees and/or other       ------       -------
expenses)                                                                               0.29%        1.50%
------------------------------------------------------------------------------------------------------------------------------------



(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios. The "Low est" represents the total annual operating expenses of the Dreyfus Stock Index Fund, Inc. The "Highest" represents the total annual operating expenses of the All Asset Allocation Portfolio.


THE DEATH BENEFIT

The minimum initial Specified Amount is $50,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

Option 1 -- The death benefit equals the greater of

         1. the Specified Amount plus Additional Term Life Insurance, if any, or

         2.  Fund Value multiplied by a death benefit percentage.

When applying for the policy, you will choose one of two tests to apply to the policy for compliance with the federal tax law definition of life insurance. The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to age. If the Cash Value Accumulation Test is chosen, the death benefit percentages vary according to age, gender and smoking status. (Note that the Cash Value Accumulation Test choice became available under the policy on March 1, 2001.) If you choose Option 1, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

Option 2 -- The death benefit equals the greater of

         1. the Specified Amount plus the Additional Term Life Insurance, if any, plus the Fund Value, or

         2.  the Fund Value multiplied by a death benefit percentage.

The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to age. If the Cash Value Accumulation Test is chosen, the death benefit percentages vary according to age, gender and smoking status. (Note that the Cash Value Accumulation Test choice became available under the policy on March 1, 2001.)

If you choose Option 2, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

The Fund Value used in these calculations is the Fund Value as of the date of the insured's death.

You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death benefits under the policy."

When you apply for insurance, you can purchase the Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect until the later of (a) the insured's age 70, or (b) ten years from the date of the policy, regardless of the policy's Cash Value. (See "Detailed information about the policy -- Guaranteed Death Benefit Riders.")

PREMIUM FEATURES

You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first three policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments, your policy continues in effect until the Cash Value, less any Outstanding Debt, can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.


3  Summary of the policy

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The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal income tax considerations."

The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace period and lapse." If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.


MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY America Variable Account L."


ALLOCATION OPTIONS

You may allocate premium payments and Fund Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of AXA Premier VIP Trust, Dreyfus Stock Index Fund, EQ Advisors Trust, Fidelity Variable Insurance Products (VIP), Janus Aspen Series or PIMCO Variable Insurance Trust (the "Funds").

The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


PORTFOLIO REBALANCING

Our portfolio rebalancing program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Policy. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Requesting an investment option transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future.

TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Operations Center. See "Transfer of Fund Value." You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Telephone/fax/Internet transactions".


POLICY LOANS

You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy loans" under "Detailed information about the policy" for more information.

The amount of Outstanding Debt is subtracted from your death benefit. We also deduct such amount from any Fund Value proceeds payable at maturity. Your Outstanding Debt is repaid from the proceeds of a full surrender. See "Full surrender." Outstanding Debt may also affect the continuation of the policy. See "Grace period and lapse." The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.


FULL SURRENDER

You can surrender the policy during the insured's lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any surrender charge, and minus
(c) any Outstanding Debt. See "Detailed information about the policy -- Full surrender" under "Detailed information about the policy" for more information.


PARTIAL SURRENDER

You may request a partial surrender if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject your request. A partial surrender will decrease the Specified Amount. See "Detailed information about the policy -- Partial surrender" under "Detailed information about the policy" for more information.

Partial surrenders must be for at least $500. A partial surrender fee of $10 will be assessed against the remaining Fund Value. There is no surrender charge assessed on a partial surrender.


RIGHT TO RETURN POLICY PERIOD

This is provided for informational purposes only. Since these contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You have the right to examine the policy when you receive it. You may return the policy to us at our Operations Center or to the agent who sold it for any reason and obtain a full refund of the premium you paid. The Right to Return Policy period runs for 10 days (or longer in certain states) after you receive the Policy.


                                                        Summary of the policy  4

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GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

1.   it has a Cash Value greater than zero;

2. you have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that Rider; or

3. during the first three policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (excluding related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect. If you increase the Specified Amount during the first three policy years, you must continue paying the Minimum Monthly Premium for an additional three policy years from the date of the increase.

If the policy is about to terminate (or Lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider or your Guaranteed Death Benefit to Age 100 Rider. See "Guaranteed Death Benefit Riders." If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the policy. See "Grace period and lapse."

You must understand that after the first three policy years, the policy can lapse even if the scheduled premium payments are made unless you have met the requirements of the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider.

TAX TREATMENT OF INCREASES IN FUND VALUE

The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal Income Tax Considerations."

TAX TREATMENT OF DEATH BENEFIT

Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will not be subject to federal income taxes when received by the beneficiary. Also a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See "Federal income tax considerations."

RIDERS

Additional optional insurance benefits may be added to the policy by an addendum called a rider. A charge is deducted monthly from Fund Value for each optional benefit added to your policy. Subject to availability in your state, there are eleven riders that may be available with this policy:

o   Guaranteed Death Benefit Rider

o   Guaranteed Death Benefit to Age 100 Rider*

o   Spouse's Yearly Renewable Term Rider/Other Insured Term Rider**

o   Additional Term Life Insurance Rider*

o   Children's Term Life Insurance Rider

o   Accidental Death and Dismemberment Rider

o   Purchase Option Rider

o   Waiver of Monthly Deduction Rider

o   Waiver of Specified Premiums Rider

o   Term Life Term Rider**

o   Maturity Extension Rider

Please also see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Other information" for additional information.


CONTACTING THE COMPANY

All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company's Operations Center at 100 Madison Street, Syracuse, New York 13202.


STATE VARIATIONS

Policies issued in your state may provide different features and benefits from those described in this Prospectus. Any state variations in the policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy or any endorsements, contact the Company's Operations Center.


REPLACEMENT OF EXISTING COVERAGE

Generally, it is not advisable to purchase an insurance policy as a replacement for existing coverage. Before you buy a life insurance policy, ask your agent if changing, or adding to, current insurance coverage would be advantageous. Do not base your decision to replace existing coverage solely on a comparison of policy illustrations.


ILLUSTRATIONS

Upon request, the Company will send you a hypothetical illustration of future benefits under the Policy based on both guaranteed and current cost assumptions. Contact the agent or the Operations Center (1-800-487-6669) to obtain a personalized illustration.

----------------------
*    Available only for policies applied for on or after March 1, 2001.

**   Rider is no longer available for new elections.


5  Summary of the policy

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2. Who is MONY Life Insurance Company of America?


--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and its parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the policies. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Operations Center as listed below for the purposes described. Please refer to "Telephone/Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:



--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------



FOR SUBSEQUENT CONTRIBUTIONS SENT BY REGULAR MAIL:
     MONY Life Insurance Company of America
     P.O. Box 5064
     New York, NY 10087-5064

FOR SUBSEQUENT CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     JPMorgan Chase - Lockbox Processing
     Lockbox - MONY Life Insurance Company of America - LBX 5064
     4 Chase Metrotech Center
     7th Floor East
     Brooklyn, NY 11245



--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY MAIL:
     MONY Life Insurance Company of America
     Policyholder Services
     100 Madison Street
     Syracuse, New York 13202


Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our Operations Center is: 100 Madison Street, Syracuse, New York 13202.


--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Customer service representatives are available weekdays from 9AM to 5PM, Eastern Time at 1-800-487-6669.


--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
You may register for online account access at www.axa-equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, (2) over the Internet, through axa-equitable.com, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or Internet, see "Telephone/fax/Internet transactions" later in this prospectus.


                               Who is MONY Life Insurance Company of America?  6

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MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and fund values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities funded by MONY America Variable Account
L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

Fund Values of the policy during the Right to Return Period and Fund Values allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. We may withdraw amounts from MONY America Variable Account L that represent our investments in MONY America Variable Account L or that represent fees and charges under the policies that we have earned. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust. The SEC does not supervise the administration or investment practices or policies of MONY America Variable Account L.


7  Who is MONY Life Insurance Company of America?

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3. The Funds


--------------------------------------------------------------------------------

Although the investment objectives and policies of certain Funds or their portfolios are similar to the investment objectives and policies of other Funds or portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other Fund or portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, expenses, and other factors all contribute to differences in performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds or portfolios available through the policy may have names similar to Funds or portfolios not available through the policy. The performance of any Fund or portfolio not available through the policy is not indicative of performance of the similarly named Fund or portfolio available through the Policy.

The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.

The following table lists the portfolios that correspond to the subaccounts of MONY America Variable Account L that are currently available to you under the policy, their objective, and the names of the portfolio investment adviser and sub-advisers, as applicable. Before you choose a subaccount to which to allocate your net premium payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account L. You bear the investment risk of investing in the portfolios. Also, please note that AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME               OBJECTIVE                                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST --
 CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                        o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                        o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a           o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,     o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Seeks long-term growth of capital.                           o AXA Equitable
 GROWTH                                                                                    o BlackRock Investment Management, LLC
                                                                                           o Eagle Asset Management, Inc.
                                                                                           o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IA SHARES
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY           Seeks to achieve long-term capital appreciation.             o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                               o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN           Seeks to achieve long-term growth of capital.                o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------


                                                                    The Funds  8

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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME               OBJECTIVE                                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS 1A SHARES
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX            Seeks to achieve a total return before expenses that         o SSgA Funds Management, Inc.
                              approximates the total return performance of the Barclays
                              Capital U.S. Aggregate Bond Index ("Index"), including
                              reinvestment of dividends, at a risk level consistent
                              with that of the Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT    Seeks to achieve a total return before expenses that         o SSgA Funds Management, Inc.
 BOND INDEX                   approximates the total return performance of the Barclays
                              Capital Intermediate Government Bond Index ("Index"),
                              including reinvestment of dividends, at a risk level
                              consistent with that of the Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND     Seeks to achieve capital appreciation and growth of          o Lord, Abbett & Co. LLC
 INCOME                       income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS         Seeks to achieve long-term capital appreciation.             o AXA Equitable

                                                                                           o SSgA Funds Management, Inc.

                                                                                           o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET               Seeks to obtain a high level of current income, preserve     o The Dreyfus Corporation
                              its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP     Seeks to achieve capital growth.                             o Morgan Stanley Investment Management
 GROWTH(1)                                                                                   Inc.
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -- CLASS IB SHARES
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION          Seeks long-term capital appreciation and current income.     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY     Seeks to achieve a combination of growth and income to       o Boston Advisors, LLC
 INCOME                       achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS         Seeks to achieve long-term growth of capital.                o AXA Equitable

                                                                                           o BlackRock Capital Management, Inc.

                                                                                           o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY        Seeks to maximize capital appreciation.                      o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH       Seeks to achieve capital appreciation.                       o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL          Seeks to achieve capital appreciation.                       o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND     Seeks to generate a return in excess of traditional money    o Pacific Investment Management Company,
                              market products while maintaining an emphasis on               LLC
                              preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS         Seeks to achieve high current income consistent with          o AllianceBernstein L.P.
                             moderate risk to capital.
                                                                                           o AXA Equitable

                                                                                           o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      Seeks to achieve long-term capital appreciation and           o T. Rowe Price Associates, Inc.
 STOCK                       secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     Seeks to achieve total return through capital appreciation    o UBS Global Asset Management
                             with income as a secondary consideration.                       (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------


9 The Funds

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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME               OBJECTIVE                                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
 DREYFUS STOCK INDEX FUND,
 INC. -- INITIAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND,     Seeks to match the total return of the Standard & Poor's     o The Dreyfus Corporation (the index
 INC.                         500 Composite Stock Price Index.                               fund manager is Mellon Capital
                                                                                             Management Corporation)
------------------------------------------------------------------------------------------------------------------------------------
 FIDELITY VARIABLE INSURANCE
 PRODUCTS (VIP) -- SERVICE
 CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)   Seeks long-term capital appreciation.                      o Fidelity Management & Research Company
 PORTFOLIO                                                                                   (FMR)
------------------------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES --
 INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO              Seeks long-term capital growth, consistent with preserva-  o Janus Capital Management LLC tion of capital and balanced by current income.
------------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE PORTFOLIO            Seeks long-term growth of capital.                         o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO                 Seeks long-term growth of capital.                         o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE PORTFOLIO             Seeks long-term growth of capital in a manner consistent   o Janus Capital Management LLC
                                with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
 PIMCO VARIABLE INSURANCE
 TRUST -- ADMINISTRATIVE
 CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO           Seeks to maximize total return, consistent with preserva-  o Pacific Investment Management Company,
 (UNHEDGED)                     tion of capital and prudent investment management.           LLC
------------------------------------------------------------------------------------------------------------------------------------



(1) This is the Portfolio's new name effective May 15, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING FUND PROSPECTUS. THE PROSPECTUSES FOR THE FUND CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF FUND PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-487-6669.


                                                                    The Funds 10

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PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT L

The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.


11  The Funds

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4. Detailed information about the policy


--------------------------------------------------------------------------------

The Fund Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.


APPLICATION FOR A POLICY

The policy design meets the needs of individuals as well as for corporations who provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of AXA Advisors, LLC ("AXA Advisors"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law. (See "More about the policy -- Distribution of the policies") A policy can be issued on the life of an insured for ages up to and including 85 with evidence of insurability that satisfies the Company. If a qualified plan will own the policy, the insured cannot be more than 70 years old. The age of the insured is the age on his or her last birthday prior to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $50,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.


TEMPORARY INSURANCE COVERAGE

If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. (See "Premiums -- Premium Flexibility.")

Coverage under the Temporary Insurance Agreement ends (except for policies issued in Kansas) on the earliest of:


1.  the Policy Release Date, if the policy is issued as applied for;

2. the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

3. no later than 90 days from the date the Temporary Insurance Agreement is signed;

4. the 45th day after the form is signed if you have not finished the last required medical exam;

5. 5 days after the Company sends notice to you that it declines to issue any policy; and

6.  the date you tell the Company that the policy will be refused.

For policies issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

1.  the Policy Release Date, if the policy is issued as applied for;


2. the 15(th) day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

3.  the date you tell the Company that the policy will be refused; and

4. the day written notice of the declination and refund of premium is provided to the applicant.

If the insured dies during the period of temporary coverage, the death benefit will be:

1. the insurance coverage applied for (including any optional riders) up to $500,000, less

2. the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 4.5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of

1. the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date, or

2. the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused, or

3.  the date the Company sends notice to you declining to issue any policy.

INITIAL PREMIUM PAYMENT

Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The


                                       Detailed information about the policy  12

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scheduled premium payments specified in your policy must be paid in full when your policy is delivered. Your policy if issued exactly as applied for is effective on (1) the date we authorize its delivery, or (2) any later policy date requested in the application. If your policy is issued other than as applied for, the policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living. Any premium balance remitted by you earns interest until the Right to Return Policy Period has ended. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 4.5% per year. When the Right to Return Policy Period ends, the premium, plus any interest credited by the Company, is allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to examine a policy -- Right to Return Policy Period.")


POLICY DATE

The Company may approve the backdating of a policy. The policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.


RISK CLASSIFICATION

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" in "Tax treatments of policy benefits" in "Other information" later in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.


RIGHT TO EXAMINE A POLICY -- RIGHT TO RETURN POLICY PERIOD

The Right to Return Policy Period runs for 10 days after you receive the policy. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid. Your premiums will be allocated to our general account until the Right to Return Policy Period ends.


PREMIUMS

The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.


PREMIUM FLEXIBILITY

The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon

1.  the policy's Specified Amount,

2.  any riders added to the policy, and

3. the insured's (a) age, (b) smoking status, (c) gender (unless unisex cost of insurance rates apply, see "Deductions from Fund Value -- Cost of Insurance"), and (d) underwriting class.

The Minimum Monthly Premium will be shown in the policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The policy is guaranteed not to lapse during the first three policy years if on each monthly anniversary the conditions previously described in "Summary of the policy" are met. See also "Grace period and lapse."


SCHEDULED PREMIUM PAYMENTS

When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments.


13  Detailed information about the policy

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You must specify the subaccounts and/or Guaranteed Interest Account and the percentage of scheduled premium payments to be allocated to those subaccounts and/or Guaranteed Interest Account. If we do not receive a valid set of allocation instructions from you, scheduled premiums will be allocated to the Money Market Subaccount.

You may elect to make monthly premium payments by electronic funds transfer. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid in cash before premiums may be paid by electronic funds transfer to the Company. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace period and lapse.")


CHOICE OF DEFINITION OF LIFE INSURANCE

For policies issued on or after March 1, 2001, we offer two death benefit qualification tests, which we use to calculate the minimum death benefit. You must choose one of these tests on your application. Once you choose a test, you cannot change it.

In general, you should choose the Cash Value Accumulation Test if you do not want to limit the amount of premiums you can pay into your policy. If you want to pay a premium that increases the net amount at risk, however, you need to provide us with satisfactory evidence of insurability before we can increase the death benefit.

The minimum death benefit will generally be smaller under the Guideline Premium/Cash Value Corridor Test than under the Cash Value Accumulation Test resulting in a greater long-term Fund Value. The Guideline Premium/Cash Value Corridor Test can result in lower cost of insurance deductions in later years because the net amount at risk is lower.


CASH VALUE ACCUMULATION TEST

If you choose the Cash Value Accumulation Test, your policy's minimum death benefit is the minimum death benefit for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

This test determines what the death benefit should be in relation to your policy's Fund Value. In general, as your policy's Fund Value increases, the death benefit must also increase to ensure that your policy qualifies as life insurance under the tax code.

Under the test, a policy's death benefit must be large enough to ensure that its cash surrender value is never larger than the net single premium that's needed to fund future benefits under the policy. The net single premium under your policy varies according to the age, sex and risk class of the person insured by your policy. It's calculated using the guaranteed mortality charges and an interest rate that is the greater of 4% or the rate guaranteed in your policy at the time of issue. If the Cash Value Accumulation Test is selected, a table of death benefit percentages representing the net single premium will be in your policy.

The Cash Value Accumulation is Test available for policies issued on or after March 1, 2001.

GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

If you choose the Guideline Premium/Cash Value Corridor Test, we calculate the minimum death benefit for your policy to qualify as life insurance (under
Section 7702 of the Internal Revenue Code) by multiplying your policy's Fund Value by a death benefit percentage.

You'll find a table of death benefit percentages in Appendix A and in your policy. The death benefit percentage is based on the age of the person insured by the policy. It is 250% when the insured is age 40 or younger, and reduces as the person gets older.

Under this test, the total premiums you pay less withdrawals cannot exceed your policy's guideline premium limit.

MODIFIED ENDOWMENT CONTRACTS

The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal income tax considerations -- Modified Endowment Contracts."

UNSCHEDULED PREMIUM PAYMENTS

Generally, you may make premium payments at any time by sending them through U.S. mail to our Operations Center and in any amount. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death benefits under the policy" and "Federal income tax considerations -- definition of life insurance." However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be treated as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

PREMIUM PAYMENTS AFFECT THE CONTINUATION OF THE POLICY

If you skip or stop paying premiums, the policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace period and lapse."


                                       Detailed information about the policy  14

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Your policy is guaranteed to remain in effect as long as

1.  the Cash Value is greater than zero, or

2. you have purchased the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider and you have met all the requirements of the applicable rider; or

3. during the first three policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first three policy years the increased Minimum Monthly Premium requirements are satisfied for the remainder of the first three policy years. If you elect the Guaranteed Death Benefit to Age 100 Rider, this provision does not apply.


ALLOCATION OF NET PREMIUMS

Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must total 100%.

You may change the allocation of net premiums at any time by submitting a proper written request to the Company's administrative office at 100 Madison Street, Syracuse, NY 13202. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Operations Center at 100 Madison Street, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone/fax/ Internet transactions." Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective on the Valuation Day we receive your instructions.

Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.

You may also elect to change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.AXA-Equitable.com. See "Telephone/fax/Internet transactions".


DEATH BENEFITS UNDER THE POLICY

When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $50,000.

As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of

1.  the policy's death benefit, plus

2.  any insurance proceeds provided by rider, less

3. any Outstanding Debt (and, if in the Grace Period, less any over due charges).

You may select one of two death benefit Options: Option 1 or Option 2. Generally, you designate the death benefit option in your application. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

Option 1 -- The death benefit equals the greater of (a) the Specified Amount plus Additional Term Life Insurance, if any, or (b) the Fund Value on the date of death multiplied by the death benefit percentage.

The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to attained age. If the Cash Value Accumulation Test is chosen, the death benefit percentages vary according to attained age, gender and smoking status. A table showing the death benefit percentages is in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

Option 2 -- The death benefit equals the greater of (a) the Specified Amount of the policy plus Additional Term Life Insurance, if any, plus the Fund Value, or
(b) the Fund Value on the date of death multiplied by the death benefit percentage.

The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to attained age. If the Cash Value Accumulation Test is chosen, the death benefit percentages vary according to attained age, gender and smoking status. The death benefit percentage is the same as that used for Option 1 and is in your policy. The death benefit in Option 2 will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.


EXAMPLES OF OPTIONS 1 AND 2

The following examples demonstrate the determination of death benefits under Options 1 and 2. The examples show four policies with the same Specified Amount, but Fund Values and the Additional Term Life Insurance vary as shown. It is assumed that the insured is a male age 35, standard class, non-smoker at issue. It is also assumed that the insured is age 65 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

                                   CASH VALUE
                              ACCUMULATION TEST(+)

--------------------------------------------------------------------------------
                             POLICY 1      POLICY 2      POLICY 3      POLICY 4
--------------------------------------------------------------------------------
Specified Amount             $100,000      $100,000      $100,000      $100,000
--------------------------------------------------------------------------------
Additional Term Life Insur-  $      0      $      0      $      0      $ 75,000
ance Rider
--------------------------------------------------------------------------------
Fund Value on Date of        $ 35,000      $ 60,000      $ 85,000      $ 60,000
Death
--------------------------------------------------------------------------------
Death Benefit Percentage        178.4%        178.4%        178.4%        178.4%
--------------------------------------------------------------------------------

----------------------
+ The Cash Value Accumulation Test is available for policies issued on or after March 1, 2001.


15  Detailed information about the policy


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--------------------------------------------------------------------------------
 Death Benefit under         $100,000      $107,040      $151,640      $175,000
 Option 1
--------------------------------------------------------------------------------
 Death Benefit under         $135,000      $160,000      $185,000      $235,000
 Option 2
--------------------------------------------------------------------------------

OPTION 1, POLICY 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 x 178.4% = $62,440).

OPTION 1, POLICY 2 AND 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($60,000 x 178.4% = $107,040 for Policy 2; $85,000 x 178.4% = $151,640 for Policy 3) is greater than the Specified Amount ($100,000).

OPTION 1, POLICY 4: The Death Benefit equals $175,000 (the sum of the Specified Amount plus the Additional Term Life Insurance), since the death benefit is the greater of the Specified Amount plus the Additional Term Life Insurance ($100,000 + $75,000 = $175,000) or the Fund Value multiplied by the death benefit percentage ($60,000 x 178.4% = $107,040).

OPTION 2, POLICY 1, 2, AND 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000 for Policy 1; $100,000 +
$60,000 = $160,000 for Policy 2; and $100,000 + $85,000 = $185,000 for Policy
3) since it is greater than the Fund Value multiplied by the death benefit percentage ($35,000 x 178.4% = $62,440 for Policy 1; $60,000 x 178.4% =
$107,040 for Policy 2; and $85,000 x 178.4% = $151,640 for Policy 3).

OPTION 2, POLICY 4: The death benefit equals the Specified Amount plus the Additional Term Life Insurance plus the Fund Value ($100,000 + $75,000 + $60,000 = $235,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 x 178.4% = $107,040).

                  GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                         CASH VALUE ACCUMULATION TEST

--------------------------------------------------------------------------------
                             POLICY 1      POLICY 2      POLICY 3      POLICY 4
--------------------------------------------------------------------------------
Specified Amount             $100,000      $100,000      $100,000      $100,000
--------------------------------------------------------------------------------
Additional Term Life Insur-  $      0      $      0      $      0      $ 75,000
ance Rider
--------------------------------------------------------------------------------
Fund Value on Date of        $ 35,000      $ 60,000      $ 85,000      $ 60,000
Death
--------------------------------------------------------------------------------
Death Benefit Percentage          120%          120%          120%          120%
--------------------------------------------------------------------------------
Death Benefit under          $100,000      $100,000      $102,000      $175,000
Option 1
--------------------------------------------------------------------------------
Death Benefit under          $135,000      $160,000      $185,000      $235,000
Option 2
--------------------------------------------------------------------------------

OPTION 1, POLICY 1 AND 2: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 x 120% = $42,000 for Policy 1 and $60,000 x 120% = $72,000 for Policy 2).

OPTION 1, POLICY 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($85,000 x 120% = $102,000) is greater than the Specified Amount ($100,000).

OPTION 1, POLICY 4: The Death Benefit equals $175,000 (the sum of the Specified Amount plus the Additional Term Life Insurance), since the death benefit is the greater of the Specified Amount plus the Additional Term Life Insurance ($100,000 + $75,000 = $175,000) or the Fund Value multiplied by the death benefit percentage ($60,000 x 120% = $72,000).

OPTION 2, POLICY 1, 2, AND 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000 for Policy 1; $100,000 +
$60,000 = $160,000 for Policy 2; and $100,000 + $85,000 = $185,000 for Policy
3) since it is greater than the Fund Value multiplied by the death benefit percentage ($35,000 x 120% = $42,000 for Policy 1; $60,000 x 120% = $72,000 for
Policy 2; and $85,000 x 120% = $102,000 for Policy 3).

OPTION 2, POLICY 4: The death benefit equals the Specified Amount plus the Additional Term Life Insurance plus the Fund Value ($100,000 + $75,000 + $60,000 = $235,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 x 120% = $72,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

CHANGES IN DEATH BENEFIT OPTION

You may request that the death benefit option under your policy be changed from Option 1 to Option 2, or Option 2 to Option 1. You may make a change by sending a written request to the Company's administrative office. A change from Option 2 to Option 1 is made without providing evidence of insurability. A change from Option 1 to Option 2 will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

If you change from Option 1 to Option 2 your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 2 at the amount that would have been payable under Option 1 immediately prior to the change. The total death benefit will not change immediately. The change to Option 2 will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option 2 to Option 1, the Specified Amount of the policy will be increased by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 1 at the amount that would have been payable under Option 2 immediately prior to the change. The total death benefit will not change immediately. The change to Option 1 will affect the determination of the death benefit from that point on. The death benefit will equal the Specified Amount (or if higher, the Fund Value multiplied by the death benefit percentage). The change to Option 1 will generally reduce the death benefit payable in the future.

A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Deductions from Fund Value -- Cost of Insurance." If the policy's death benefit is not based on the death benefit percentage under Option 1 or 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this


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change may decrease the cost of insurance charges. Changing from Option 1 to
Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age. Changing the Death Benefit Option may have tax consequences.


CHANGES IN SPECIFIED AMOUNT

You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the policy is issued. Increases in Specified Amount are not permitted on or after the insured's age 85 (age 70 for individual qualified plans, i.e. plans qualified under 401(a), including 401(k) plans, and 403(a) of the Internal Revenue Code). Increases are also not permitted if monthly deductions are being waived under the Waiver of Monthly Deduction Rider or premiums are being waived under the Waiver of Specified Premiums Rider. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

To increase or decrease the Specified Amount, send a written application to the Company's administrative office. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request. See "Other information -- Federal income tax considerations" for certain possible tax consequences and limitations.

INCREASES

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company.

When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and Deductions." In addition, the surrender charge associated with your policy will increase. The surrender charge for the increase is computed in a similar way as for the original Specified Amount. The Minimum Monthly Premium and the required premiums under the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) second to each coverage segment in order of the increases.

DECREASES

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied

1. to reduce the coverage segments of Specified Amount associated with the most recent increases, then

2.  to the next most recent increases successively, and last

3.  to the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. Any decrease in the Term Life Term Insurance Rider will be applied to reduce the coverage segments of the Rider in the order of the most recent increases successively and finally to the original Rider.

The Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If you have a Guaranteed Death Benefit Rider or a Guaranteed Death Benefit to Age 100 Rider, it will be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

1. Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy; or

2. To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your policy.

If a requested change is not approved, we will send you a written notice of our decision. Changes in coverage can have tax implications and limitations. See "Federal income tax considerations."


CHANGES IN ADDITIONAL TERM LIFE
INSURANCE AMOUNT

A change in the Additional Term Life Insurance amount may be made at any time after your policy is issued. Changes will become effective on the monthly anniversary day following the approval of the request to change the Additional Term Life Insurance amount. Increases in the Additional Term Life Insurance amount will be subject to evidence of insurability and will not be permitted after the insured's age 85 (70 for qualified plans). Decreases on a policy with the Additional Term Life Insurance Rider will be applied in the following order:

o Against the most recent increase, regardless if it is Specified Amount increase or Additional Term Life Insurance increase;

o Against the next most recent increases successively, regardless if it is Specified Amount increase or Additional Term Life Insurance increase;

o Against Additional Term Life Insurance provided under the origi nal application; and


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o   Against insurance provided by the Specified Amount under the original application.


GUARANTEED DEATH BENEFIT RIDERS


GUARANTEED DEATH BENEFIT

Generally, your policy remains in effect so long as your policy has Cash Value. Charges that maintain your policy are deducted monthly from Fund Value. The Cash Value of your policy is affected by

1. the investment experience of any amounts in the subaccounts of MONY America Variable Account L,

2.  the interest earned in the Guaranteed Interest Account, and

3. the deduction from Fund Value of the various charges, costs, and expenses imposed by the policy provisions.

This in turn affects the length of time your policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Cash Value of your policy is sufficient to pay these charges. See "Grace period and lapse."

When you apply for your policy you may be able to apply for the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider. These riders provide a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect under certain circumstances, even if the Cash Value of the policy is zero on any monthly anniversary date.


GUARANTEED DEATH BENEFIT RIDER

In order to remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the Rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will end subject to the rider's grace period. In addition, this rider will automatically end at the later of the insured's age 70 or ten years from the policy date ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end when the rider is no longer in force. See "Guaranteed Death Benefit."

On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider in effect. To remain in effect, we make two calculations.

The first calculation shows the net premiums you have paid. We:

1.  total the actual premiums you have paid for the policy, and

2.  subtract the amount of:

        a.  partial surrenders (and associated fees and surrender charges), and

        b.  outstanding debt.

The second calculation shows the amount of premiums the rider required you to pay. We:

1.  take the Monthly Guarantee Premium specified by the policy, and

2.  multiply it by the number of complete months since the policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the Rider, will end. Once ended, the Rider can not be reinstated.

The grace period for this Rider is explained in the section called "Grace period and lapse -- If Guaranteed Death Benefit Rider is in effect."

The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey and Texas. This rider is also not available if coverage under the Additional Term Life Insurance Rider has been elected. Because the Guaranteed Death Benefit Rider is not available, the Grace Period and Lapse will be treated as if the Guaranteed Death Benefit is not in effect.

It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.) This rider is also not available if coverage under the Additional Term Life Insurance Rider has been elected.


OTHER OPTIONAL INSURANCE BENEFITS

Subject to availability and certain requirements, you may elect to add one or more of the optional insurance benefits described below. These optional benefits are added to your policy by an addendum called a "rider." The amounts of these benefits are fully guaranteed when issued. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your policy. You can cancel these benefits at any time.

The Company or your financial professional can provide you with more information about these optional insurance benefits and their limitations. Some of these benefits may be selected only when you apply for your policy. Some benefits are not available in combination with others and may not be available in your State. In addition, adding or canceling these benefits may have an effect on your policy's status as a modified endowment contract. We can add, delete or modify the riders we are making available at any time before they become an effective part of your policy.

See "Federal income tax considerations" and "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Other information" for certain possible tax consequences and limitations of adding or deleting optional insurance benefits.

ADDITIONAL TERM LIFE INSURANCE RIDER

The Additional Term Life Insurance Rider provides you with a level death benefit to age 100. The Additional Term Life Insurance Rider is


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combined with the Specified Amount of the policy for purposes of determining if the minimum "corridor" is required to maintain the definition of life insurance under the Internal Revenue Code Section 7702.


SPOUSE'S YEARLY RENEWABLE TERM RIDER/OTHER INSURED TERM RIDER

This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level face amount permanent plan of insurance offered by the Company or any other plan we choose to offer, at any time prior to the spouse's age 65 or 5 years from the issue of the rider, if later. (This rider is not available for new elections.)


CHILDREN'S TERM LIFE INSURANCE RIDER

This rider provides term insurance coverage on the lives of the dependent children of the insured under age 18. The coverage continues to the policy anniversary after the child's 22nd birthday. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability, if the rider is applied for and issued at the same time as the policy is applied for and issued. If the rider applied for after the policy is issued, different requirements may be imposed. Children include children born to or adopted by the insured and stepchildren of the insured. Coverage is limited to the lesser of 1/5th of the initial Specified Amount plus the Additional Term Life Insurance Rider or $10,000. Upon the expiration of the rider coverage, it may be converted to any level face amount permanent plan of insurance then offered by the Company or any other plan we choose to offer, for up to five times the rider coverage amount.


ACCIDENTAL DEATH AND DISMEMBERMENT RIDER

This rider pays a benefit amount if the insured dies or suffers a specified dismemberment as a result of an accident. The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident. A benefit equal to twice the rider amount is payable if:

1.  accidental death occurs as the result of riding as a passenger, and

2.  the accidental death occurred while riding in a public conveyance, and

3. the public conveyance was being operated commercially to trans port passengers for hire.

The maximum amount of coverage is the initial Specified Amount plus term insurance coverage, plus the Additional Term Life Insurance Rider but not more than the greater of:

1. $100,000 total coverage of all such insurance in the Company or its affiliates, or

2. $200,000 of all such coverages regardless of insurance compa nies issuing such coverages.


PURCHASE OPTION RIDER

This Rider provides the option to purchase up to $100,000 of additional coverage without providing additional evidence that the insured remains insurable. This additional coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37, 40, 43, 46 and 49. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

o   Marriage of the insured.

o   Birth of a child of the insured.

o   Legal adoption of a child by insured.

A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.


WAIVER OF MONTHLY DEDUCTION RIDER

This rider provides for the waiver of certain charges while the insured has a covered total disability for 6 months without interruption and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) per $1,000 Specified Amount charges, (3) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider. However, the cumulative Minimum Monthly Premium requirement does not change during the covered total disability. It remains fixed at the level at the beginning of the covered total disability. The duration of the benefit depends on the age of the insured when the covered total disability occurs.

If charges are being waived under this rider, the Death Benefit Option will automatically change to Death Benefit Option 2, as provided under the terms and conditions of the rider.


WAIVER OF SPECIFIED PREMIUMS RIDER

This rider provides for the waiver of the monthly specified premiums (shown on the rider) while the insured has a covered total disability for 6 months without interruption and the policy is in effect. The specified premiums will be added to the Fund Value on each monthly anniversary. Net premiums will be allocated among the subaccounts and the Guaranteed Interest Account according to your most recent instructions. This rider does not waive the monthly deductions of your policy nor does it waive the payment of premiums required by the Guaranteed Death Benefit Rider. The duration of the benefit depends on the age of the insured when the covered total disability occurs.

If payments are being waived under this rider, the Death Benefit Option will automatically change to Death Benefit Option 2, as provided under the terms and conditions of the rider.


TERM LIFE TERM RIDER

This rider provides additional death benefits on the life of the insured until the insured reaches age 80. The minimum amount of coverage is $25,000. You may convert the rider coverage without evidence of insurability to any level face amount permanent policy of insurance offered by the Company and any other plan we choose to offer. The conversion must occur prior to the insured's age 65 or 5 years from the issue of the rider, whichever is later. (This rider is no longer available for new elections.)


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BENEFITS AT MATURITY AND MATURITY
EXTENSION RIDER

The maturity date for this policy is the policy anniversary on which the insured is age 100. If the insured is living on the maturity date, the Company will pay to you, the Cash Value of the policy. See "Other information - Federal income tax considerations" for the tax treatment of an endowment benefit. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments." At your option, payment of the benefit may be deferred until the date of the insured's death (Maturity Extension Rider). Death proceeds payable immediately after the maturity date equal the Cash Value of the policy multiplied by the death benefit percentage at the insured's age 100. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

Please refer to the policy for additional information on the Maturity Extension Rider.


POLICY VALUES


FUND VALUE

The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and the Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

On each Business Day, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value." No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.


CASH VALUE

The Cash Value of the policy equals the Fund Value less any surrender charge less any Outstanding Debt. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge and any Outstanding Debt. Once the surrender charge expires, the Cash Value equals the Fund Value less any Outstanding Debt.


DETERMINATION OF FUND VALUE

Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

o   Payment of premiums.

o   Amount held in the Loan Account to secure any Outstanding Debt.

o   Partial surrenders.

o   The charges assessed in connection with the policy.

o   Investment experience of the subaccounts.

o   Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

o   The investment income.

o   Realized and unrealized capital gains and losses.

o   Expenses of a portfolio including the investment adviser fees.

o   Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating unit values for each subaccount.") On any day, the amount in a subaccount of MONY America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

o   Make partial surrenders.

o   Make full surrenders.

o   Transfer amounts from a subaccount (including transfers to the Loan
    Account).

o   Pay the death benefit when the insured dies.

o   Pay monthly deductions from the policy's Fund Value.

o   Pay policy transaction charges.

o   Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's Operations Center. If the premium or request reaches the administrative office on a day


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that is not a Business Day, or after the close of business on a Business Day
(after 4:00 PM Eastern Time), the transaction date will be the next Business Day. All policy transactions are performed as of a Business Day. If a transaction date or monthly anniversary day occurs on a day other than a Business Day (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Telephone/fax/Internet transactions".


CALCULATING FUND VALUE

The Fund Value of your policy on the policy date is:

1.  the net premiums received by us on or before the policy date; less

2.  the monthly deduction due on the policy date.

After that, we make Fund Value calculations on Business Days. On any Business Day, we determine the Fund Value of a policy as follows:

1. determine the policy's Fund Value in each subaccount (see below) on that Business Day;

2.  total the Fund Value in each subaccount on that Business Day;

3. add the Fund Value in the Guaranteed Interest Account on that Business Day; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Business Day, decreased by any allocations against the Guaranteed Interest Account before that Business Day;

4.  add any amounts in the Loan Account on that Business Day;

5. add interest credited on that Business Day on the amounts in the Loan Account since the last monthly anniversary day;

6.  add any net premiums received on that Business Day;

7.  deduct any transfer charges on that Business Day;

8.  deduct any partial surrender, and its fee, made on that Business Day; and

9.  deduct any monthly deduction to be made on that Business Day.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

The Company calculates the unit value of a subaccount on any Business Day as follows:

1. Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Business Day. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

2. Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

3. Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily deduction from MONY America Variable Account L -- Mortality and Expense Risk Charge." If the previous day was not a Business Day, then the charge is adjusted for the additional days between valuations.

The unit value of each subaccount on its first Business Day was set at $10.00.


TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts after the Right to Return Policy Period by sending a proper written request to the Company's Operations Center. Transfers are effective on the Business Day we receive the transfer request. Transfers may be made by telephone if you have proper authorization. See "Telephone/fax/Internet transactions." Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace period and lapse." No charges are currently imposed upon transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers and to discontinue telephone transfers.

You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See Telephone/fax/Internet transactions".

After the Right to Return Policy Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account."

Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to


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effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer subaccounts with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered into participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


RIGHT TO EXCHANGE POLICY

During the first 24 months following the policy date, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See "The Guaranteed Interest Account." No charge is imposed on the transfer when you exercise the exchange privilege.


POLICY LOANS

You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's Operations Center. The loan will take effect on the Business Day we receive the loan request. You may take a loan any time your policy has a positive Cash Value. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

Loan interest accrues from day to day and is payable in arrears on each policy anniversary at an annual rate which varies by the number of years since your policy was issued. For the first ten policy years, the loan rate is 5.25%. After the tenth policy anniversary, the loan rate is


                                       Detailed information about the policy  22

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4.75%. Interest on the full amount of any Outstanding Debt is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. The request for a loan will not be accepted if (1) you do not specify the source of the transfer, or (2) if the transfer instructions are incorrect. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on a proportional basis.

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 4.5%.

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments. In addition, Fund Value in the Loan Account in excess of the outstanding loan is treated differently. The treatment depends on (1) whether at the time the loan was made, Fund Values were transferred from the subaccounts or the Guaranteed Interest Account, and
(2) whether or not loan interest due is paid when due or the amount of the interest is added to the loan ("capitalized"). If the loan is from the subaccounts and loan interest is capitalized, this excess offsets the amount that must be transferred from the subaccounts to the Loan Account on the policy anniversary. If the loan is from the Guaranteed Interest Account and loan interest is capitalized, this excess is allocated back to the Guaranteed Interest Account. The allocation back is on a monthly basis proportionately to all interest crediting generations from which the loan was taken.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the policy remains in effect. After the third policy anniversary (or, in some instances, the third anniversary following an increase), your policy will lapse when (1) Cash Value is insufficient to cover the monthly deduction against the policy's Fund Value on any monthly anniversary day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less any partial surrenders and their fees and less any Outstanding Debt, do not exceed the premium required under that Rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See "Grace period and lapse."

A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal income tax considerations."


FULL SURRENDER

You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt.

You may surrender your policy by sending a written request together with the policy to the Company's Operations Center. The proceeds will be determined as of the end of the Business Day during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your policy. See "Payment plan/settlement provisions." For information on the tax effects of surrender or partial surrender of a policy, see "Federal income tax considerations."

If you surrender your policy within 30 days of a policy anniversary, the following will apply. The portion of the Cash Value of the policy in the Guaranteed Interest Account on the date of surrender will not be less than the Cash Value in the Guaranteed Interest Account on that policy anniversary. The Cash Value on that policy anniversary will be adjusted for any partial surrender and its fee, any transfer to or from the Guaranteed Interest Account and applicable transfer charge, and any policy loan.


PARTIAL SURRENDER

With a partial surrender, you obtain a part of the Cash Value of your policy without having to surrender the policy in full. You may request a


23  Detailed information about the policy

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partial surrender at any time. The partial surrender will take effect on (1)
the business day that we receive your request at our Operations Center, or (2) on the next business day if that day is not a business day. There is no limit on the number of partial surrenders allowed in a policy year.

A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Cash Value must be at least $500 after the partial surrender, and the specified Amount in force must be at least $100,000 after the partial surrender. If you have taken a loan on your policy, the amount of the partial surrender is limited so that the loan amount is not greater than 90% of Cash Value after the partial surrender.

You may make a partial surrender by submitting a proper written request to the Company's administrative office. As of the effective date of any partial surrender, your Fund Value and Cash Value are reduced by the amount surrendered (plus the applicable fee). You allocate an amount or percent of your Fund Value in the subaccounts and the Guaranteed Interest Account for your partial surrender. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

When you make a partial surrender and you selected death benefit Option 1, the Specified Amount of your policy is decreased by the amount of the partial surrender (excluding its fee). If you selected death benefit Option 2, a partial surrender will not change the Specified Amount of your policy. However, if the death benefit is not equal to the Fund Value times a death benefit percentage, the death benefit will be reduced by the amount of the partial surrender. Under either death benefit Option, if the death benefit is based on the Fund Value times the applicable death benefit percentage, the death benefit may decrease by an amount greater than the partial surrender. See "Death benefits under the policy."

There is a fee for each partial surrender of $10.

For information on the tax treatment of partial surrenders and potential tax effects of policy changes such as a reduction in Specified Amount, see "Federal income tax considerations."


GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

1. it has a Cash Value greater than zero, and you make any required additional premium payments during the 61-day Grace Period or

2. you have purchased the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider, and you have met all the requirements of the applicable rider, and you make any required additional premium payments during the 61-day Grace Period.

SPECIAL RULE FOR FIRST THREE POLICY YEARS

During the first three policy years (or the first three policy years following an increase in Specified Amount during that period), your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

1.  your policy's Cash Value is greater than zero, or

2. the sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect (or number of months from the most recent increase in Specified Amount).

If the insufficiency occurs at any other time, your policy may be at risk of lapse depending on whether or not a Guaranteed Death Benefit Rider is in effect. See the explanation below.


IF GUARANTEED DEATH BENEFIT RIDER IS NOT IN EFFECT

To avoid lapse if (1) the Cash Value is insufficient to pay the current Monthly Deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

If the Cash Value of your policy will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first three policy years (or within three years of an increase in Specified Amount during that period), if the Cash Value of the policy is less than zero, you must pay:

1.  the Minimum Monthly Premium not paid, plus

2.  one succeeding Minimum Monthly Premium.

For contracts issued in the state of New Jersey, during the first three policy years (or within three years of an increase in Specified Amount during that period), if the Cash Value of the policy is less than zero, you must pay the lesser of:

1. any balance needed on the Monthly Anniversary Day to cover the Minimum Monthly Premium for the following month plus an amount equal to 1 Minimum Monthly Premium; or


                                       Detailed information about the policy  24

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2.  any balance needed to cover the Monthly Deduction plus an amount equal to 2 monthly deductions.

After the third policy anniversary (or after three years from the most recent increase in Specified Amount during that period), the payment required is:

1.  the monthly deduction not paid, plus

2. two succeeding monthly deductions plus the amount of the deductions from premiums for various taxes and the sales charge.

(See "Charges and Deductions -- Deductions from premiums.") The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

1. the amount of the death benefit immediately prior to the start of the grace period, reduced by

2.  any unpaid monthly deductions and any Outstanding Debt.

For contracts issued in the state of New Jersey, if the insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the start of the grace period, reduced by:

1. the lesser of any balance needed for the Minimum Monthly Pre mium for the following month or any balance needed for the monthly deduction; and

2.  any Outstanding Debt.

IF GUARANTEED DEATH BENEFIT RIDER IS IN EFFECT

The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

1.  the Guaranteed Death Benefit Rider is in effect, and

2.  the test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Riders."

While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

REINSTATEMENT

We will reinstate a lapsed policy at any time:

1.  before the maturity date, and

2. within five years after the monthly anniversary day which pre cedes the start of the grace period.

To reinstate a lapsed policy, we must also receive:

1.  A written application from you.

2.  Evidence of insurability satisfactory to us.

3.  Payment of all amounts that were due and unpaid during the grace period.

4. Payment of an amount at least sufficient to keep your policy in effect for one month after the reinstatement date.

5. Payment or reinstatement of any debt on the policy anniversary at the start of the grace period.

6. Payment of interest on debt reinstated from the beginning of the grace period to the end of the grace period at the rate that applies to policy loans on the date of reinstatement.

When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

1. The surrender charge will be equal to the surrender charge that would have existed had your policy been in effect since the original policy date.

2. The Fund Value will be reduced by the decrease, if any, in the sur render charge during the period that the policy was not in effect.

3.  Any Outstanding Debt on the date of lapse will also be rein stated.

4. No interest on amounts held in our Loan Account to secure Out standing Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions. See "Federal income tax considerations" for additional information.


25  Detailed information about the policy

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5. Charges and Deductions


--------------------------------------------------------------------------------

The following chart is intended to provide an overview of the current charges and deductions under the policy. We may profit from one or more of the charges deducted under the policy. We may use these profits for any corporate purpose, including financing the distribution of the policy. Please see the discussion of each item in this prospectus and in the policy for further details.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.


------------------------------------------------------------------------------------------------------------------------------------
                                                      DEDUCTIONS FROM PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE -- Varies based on Specified Amount plus Term Life       Specified Amounts less than $500,000 -- 4%
Term Rider amount in effect. It is a % of Premium paid                Specified Amounts of $500,000 or more -- 3%
------------------------------------------------------------------------------------------------------------------------------------
TAX CHARGE                                                            State and local -- 2.25%
------------------------------------------------------------------------------------------------------------------------------------
DAC CHARGE                                                            Federal -- 1.50% (0% for individual qualified plans)
------------------------------------------------------------------------------------------------------------------------------------
                                        DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE -- Maximum Annual Rate                0.35% of subaccount value (0.000959% daily)
------------------------------------------------------------------------------------------------------------------------------------
                                                     DEDUCTIONS FROM FUND VALUE
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE                                              Current cost of insurance rate x net amount at risk at the beginning of the policy month. The cost of insurance rates vary depending on a number of factors, including, but not
                                                                      limited to, the individual characteristics of the insured
                                                                      and the policy year.
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE -- monthly                                      $5
------------------------------------------------------------------------------------------------------------------------------------
MONTHLY PER $1,000 SPECIFIED AMOUNT CHARGE                            See Appendix B. This charge applies for the first 15
Based on issue age                                                    policy years (or for 15 years from the date of any
                                                                      increase in Specified Amount). In New Jersey, this charge
                                                                      applies to age 100. However, after the 15th policy
                                                                      anniversary or for 15 years from the date of any increase
                                                                      in Specified Amount, we may reduce or eliminate this
                                                                      charge.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT CHARGE                                       $0.01 per $1,000 of Specified Amount and certain Rider
Monthly Charge for Guaranteed Death Benefit Rider(1)                  amounts. Please note that the Rider requires that at least the amount of premiums set forth in the policy itself be
                                                                      paid in order to remain in effect.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL INSURANCE BENEFITS CHARGE                                    As applicable.
Monthly Deduction for any other Optional Insurance Benefits added by rider
------------------------------------------------------------------------------------------------------------------------------------
TRANSACTION AND OTHER CHARGES
- Partial Surrender Fee                                               $10
- Transfer of Fund Value (at Company's Option)                        $25 (maximum per transfer)(2)
------------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE Grades from 80% to 0% over 15 years (11 years        See discussion of Surrender Charge for grading schedule.
for issue ages 76-85) based on a schedule. Factors per $1,000 of
Specified Amount vary based on issue age, gender, and underwriting class
------------------------------------------------------------------------------------------------------------------------------------


(1)   The Guaranteed Death Benefit Rider is not available in all states.

(2)   Currently, there is no charge on transfers among investment options.

The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY America Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY America Variable Account L and from the policy's Fund Value.


                                                       Charges and Deductions 26

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DEDUCTIONS FROM PREMIUMS

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

--------------------------------------------------------------------------------
Sales Charge --   This charge varies based on the total of the Specified
                  Amount plus the Term Life Term Insurance Rider amount in effect on the policy date. The charge is a percent of each premium paid.

                  Specified Amount plus any Term Life Term Insurance amount in force less than $500,000 -- 4%

                  Specified Amount plus any Term Life Term Insurance
                  amount in force of $500,000 or more -- 3%
--------------------------------------------------------------------------------
You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.

The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

--------------------------------------------------------------------------------
Tax Charge --   State and local premium tax -- currently 2.25%;
                Charge for federal tax deferred acquisition costs of
                the Company -- currently 1.50% (0% for individual
                qualified plans)
--------------------------------------------------------------------------------

All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2.25% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

The 1.50% DAC charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC
Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to the federal tax deferred acquisition cost provisions, such as premiums paid on policies issued to individual qualified plans.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.


DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L

A charge is deducted daily from each subaccount of MONY America Variable Account L for the mortality and expense risks assumed by the Company.

--------------------------------------------------------------------------------
Mortality and Expense      Maximum of 0.000959% of the amount in
Risk Charge --             the subaccount, which is equivalent to an
                           annual rate of 0.35% of subaccount value.
--------------------------------------------------------------------------------
This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims.
We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.


DEDUCTIONS FROM FUND VALUE

A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

--------------------------------------------------------------------------------
Cost of Insurance --   This charge compensates us for the anticipated
                       cost of paying death benefits in excess of Fund
                       Value to insureds' beneficiaries. The amount of
                       the charge is equal to a current cost of insurance
                       rate multiplied by the net amount at risk under
                       the policy at the beginning of each policy month.
                       Here, net amount at risk equals the adjusted
                       death benefit less Fund Value payable at the
                       beginning of that time. The factors that affect the
                       net amount at risk include investment
                       performance, payment of premiums, and charges
                       to the policy.
--------------------------------------------------------------------------------

The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex rates apply to policies issued for delivery in the State of Montana and to policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e. less expensive) than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses and persistency. A change in rates will apply to all persons of the same age, gender (where applicable) and risk class. We may change current rates in the future. Like the guaranteed


27  Charges and Deductions

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rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

For policies issued at ages 0-17, an insured's cost of insurance rate is not based on that insured's status as a tobacco user or non-tobacco user. We offer non-tobacco rates for ages 18 and above only. Approximately 60 days prior to the policy anniversary date nearest the insured's 18th birthday, we will send a notice to the policyowner giving the policyowner the opportunity to obtain non-tobacco rates by sending the form back to us with a certification signed by the policyowner and insured, that the insured has not used tobacco products in the last 12 months. If the properly completed form is not received by our Administrative Office by the policy anniversary date nearest the insured's 18th birthday, tobacco user rates will apply. The policyowner, thereafter, may apply for non-tobacco user rates subject to our underwriting rules in effect at that time.

If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

--------------------------------------------------------------------------------
Administrative        $5 per month
Charge --
--------------------------------------------------------------------------------
This charge reimburses us for expenses associated with administration and maintenance of the policies. The charge is guaranteed never to exceed $5.00. We do not expect to profit from this charge.

--------------------------------------------------------------------------------
Monthly per $1,000    This charge applies for the first 15 years
Specified Amount      following the issuance of the policy or an
Charge --             increase in the Specified Amount. The charge is
                      made per $1,000 of Specified Amount based on issue age, gender. The monthly per $1,000 factors are shown in Appendix B.

                      In New Jersey, this charge applies to age 100. However, after the 15th policy anniversary or for 15 years from the date of any increase in Specified Amount, we may reduce or eliminate this charge.

Guaranteed Death      If you elect the Guaranteed Death Benefit Rider,
Benefit Charge --     you will be charged $0.01 per $1,000 of policy
                      Specified Amount and certain Rider amounts per
                      month during the term of the Guaranteed Death
                      Benefit Rider. This charge is guaranteed never to
                      exceed this amount.
--------------------------------------------------------------------------------
Optional Insurance    A monthly deduction for any other optional
Benefits Charge --    insurance benefits added to the policy by rider.
Surrender Charge --   The Company will assess a surrender charge
                      against Fund Value upon a surrender of all or part of the policy. The surrender charge is based on a factor per $1,000 of initial Specified
                      Amount (or upon an increase in Specified
                      Amount) and grades from 80% to zero over 15 years (11 years for issue ages 76-85) based on a schedule. The factors per $1,000 vary by issue age, gender, and underwriting class. The grading percentages (as shown below) vary based on issue age and number of full years since the Policy was issued (or since the increase in Specified Amount).

--------------------------------------------------------------------------------
  GRADING PERCENTAGES    PERCENT FOR ISSUE AGES     PERCENT FOR ISSUE AGES
     POLICY YEARS                 0-75                     76-85
--------------------------------------------------------------------------------
          1-3                     80%                       80%
           4                      80                        70
           5                      80                        60
           6                      80                        50
           7                      80                        40
           8                      70                        30
           9                      60                        20
          10                      50                        10
          11                      40                         0
          12                      30                         0
          13                      20                         0
          14                      10                         0
          15+                      0                         0
--------------------------------------------------------------------------------
Note: Issue ages for policies issued to Individual Qualified Plans are limited to ages 18-70.

The surrender charge is a contingent deferred load. It is a contingent load because it is assessed only if the policy is surrendered or if the policy lapses. It is a deferred load because it is not deducted from the premiums paid. The purpose of the surrender charge is to reimburse us for some of the expenses of distributing the policies.

--------------------------------------------------------------------------------
Example:   If a male insured age 35 purchases a policy with
           a Specified Amount of $100,000, the per $1,000
           of initial Specified Amount surrender charge
           factor would be $7.25 (Preferred, nonsmoker).
           The maximum surrender charge during the first
           seven policy years would be 80% of (100 x 7.25)
           or $580.
--------------------------------------------------------------------------------
The maximum surrender charge per $1,000 of initial Specified Amount factor would be $64 based upon the assumptions described above and if the policy were purchased by a male insured age 85, standard smoker.


                                                      Charges and Deductions  28

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--------------------------------------------------------------------------------
Effect of Changes in      The surrender charge will increase when a
Specified Amount on       new coverage segment of Specified Amount
the Surrender Charge --   is created due to a requested increase in
                          coverage. The surrender charge related to the increase will be computed in the same manner as the surrender charge for the original Specified Amount. It will reduce over the applicable 15-year or 11-year period following the increase. The new surrender charge for the policy will equal:

                          (1) The remaining part of the surrender
                          charge for the original Specified Amount, plus

                          (2) The surrender charge related to the
                          increase.

                          Decreases in Specified Amount have no
                          effect on surrender charges.
--------------------------------------------------------------------------------

TRANSACTION AND OTHER CHARGES

o   Partial Surrender Fee -- $10

o   Transfer of Fund Value -- $25 (at option of the Company), currently $0

The partial surrender fee is guaranteed not to exceed $10. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers. This would include telephone transfers, if we permit them. If the transfer fee is assessed, it will be allocated against the first of the subaccounts and/or the Guaranteed Interest Account from which Fund Value is being transferred.

We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See "Our income taxes."

We will bear the direct operating expenses of MONY America Variable Account L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.


FEES AND EXPENSES OF THE FUNDS

The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio. Their Boards govern the Funds. Certain portfolios available under the policy in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.


GUARANTEE OF CERTAIN CHARGES

We guarantee that the following charges will not increase:

1.  Mortality and expense risk charge.

2.  Administrative charge.

3.  Per $1,000 Specified Amount charge.

4.  Sales charge.

5.  Guaranteed cost of insurance rates.

6.  Surrender charge.

7.  Partial surrender fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in

1.  future expectations with respect to investment earnings,

2.  mortality,

3.  length of time policies will remain in effect,

4.  expenses, and

5.  taxes.

In no event will they exceed the guaranteed rates defined in the policy.



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6. Other information


--------------------------------------------------------------------------------

FEDERAL INCOME TAX CONSIDERATIONS


INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. It generally assumes the policy owner is a natural person who is a U.S. citizen and resident. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may be different tax consequences if you assign your policy or designate a new owner.


TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been sufficiently addressed in published rulings. While we believe that the policies do not give policy owners investment control over MONY America Variable Account L assets, we reserve the right to modify the policies as necessary to help prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

In addition, the Code requires that the investments of MONY America Variable Account L be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS

GENERAL. We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance policies are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but "Modified Endowment Contract" status generally depends on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the Policy has been distributed.

2. Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

3. A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59-1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or


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    the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions when made. However, the tax consequences associated with loans after the tenth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy matures, is canceled, surrendered or lapses, the amount of the Outstanding Debt will be added to the amount deemed distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

WITHHOLDING. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured's 100th year.

PENSION AND PROFIT SHARING PLANS. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisors.

BUSINESS AND EMPLOYER OWNED POLICIES. Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

Requirements for income tax free death benefits. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of


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life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.


Limitations on interest deductibility for business owned life insurance. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under recently passed legislation, which broadens the definition of deferred compensation plans, and subject such plans to new requirements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

In 2002, the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

ESTATE, GIFTS AND OTHER TAX CONSIDERATIONS. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. This could include special rules for tax-exempt entities as well as for corporate or business uses of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. Other legislative proposals could place further restrictions as to business owned life insurance. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the policy.


2009 OR LATER INCREASES IN BENEFITS OR COVERAGE, ADDITION OF RIDERS, OR CERTAIN OTHER POLICY CHANGES. In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 as modified by Notice 2006 - 95 provides special guidance concerning


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the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 CSO ("Commissioner's Standard Ordinary") mortality tables.

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes that are pursuant to the terms of the policy, including the addition or removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured or ratings change, are not addressed. If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings or other changes may not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.


OUR INCOME TAXES

Currently we do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge MONY America Variable Account L for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


VOTING OF FUND SHARES

Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account L. We may elect to vote the shares of the Funds in our own right if

1. the Investment Company Act of 1940 (the "Act") or any regula tions thereunder is amended, or

2.  the present interpretation of the Act should change, and

3. as a result we determine that it is permitted to vote the shares of the Funds in our right.

The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY America Variable Account L and other separate accounts of the Company. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.


DISREGARD OF VOTING INSTRUCTIONS

The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to policy owners.


REPORT TO POLICY OWNERS

A statement will be sent at least annually to each policy owner setting forth:

1.  A summary of the transactions which occurred since the last statement; and

2. Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L


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and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.


SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

1. Shares of any or all of the portfolios of the Funds should no longer be available for investment; or

2. In the sole judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

The substituted portfolio may have different fees and expenses. Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

1. be operated as a management investment company under the Investment Company Act of 1940 ("the Act") or any other form permitted by law,

2. be deregistered under that Act if such registration is no longer required, or

3. be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.


CHANGES TO COMPLY WITH LAW

The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but are not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.


VARIATIONS AMONG POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy. The Company or your financial professional can advise you about any variations that may apply to your policy.


                                                           Other information  34

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7. The Guaranteed Interest Account


--------------------------------------------------------------------------------

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.


GENERAL DESCRIPTION

Amounts allocated to the Guaranteed Interest Account become part of the General Account of the Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, the Company may in its sole discretion declare current interest in excess of the 4.5% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%.) Prior to the beginning of each calendar month, an interest rate will be declared. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. The calendar year and month the payment or transfer is made determines the "generation" of such monies. The current interest will be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate will be declared for a new 12-month period. At the end of the renewal period all monies will earn an interest rate which is declared monthly and applies for a one-month period.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.


DEATH BENEFIT

The death benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option 1 will be equal to the Specified Amount of the Policy or, if greater, Fund Value on the date of death multiplied by a death benefit percentage. Under Option 2, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value on the date of death or, if greater, Fund Value on the date of death multiplied by a death benefit percentage. See "Death benefits under the policy."


POLICY CHARGES

Deductions from premium, monthly deductions from the Fund Value, and Surrender charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, per $1,000 of Specified Amount charge, the charge for any optional insurance benefits added by Rider, and the surrender charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.


TRANSFERS

Amounts may be transferred after the Right to Return Policy Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations:

1. Transfers to the Guaranteed Interest Account may be made at any time and in any amount and are effective on the Business Day they are received at our Operations Center.


35  The Guaranteed Interest Account

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2.  Transfers from the Guaranteed Interest Account to the subaccounts are limited to

    a.  one in any policy year, and

    b. the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the close of business on the day received if it is a Business Day. If it is not a Business Day, then at the close of business on the next day which is a Business Day. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future subject to the maximum charge guaranteed in the policy and to impose other limitations on the number and the dollar amount of transfers.


SURRENDERS AND POLICY LOANS

You may also make full surrenders and partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and cash values to the subaccounts. See "Full surrender" and "Partial surrender." Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.


                                             The Guaranteed Interest Account  36

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8. More about the policy


--------------------------------------------------------------------------------

OWNERSHIP

The policy owner is the individual named as such in the application or in any later change shown in the Company's records. A change in owner can have adverse tax consequences. Consult your tax adviser as to your specific situation. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

Joint owners

If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.


BENEFICIARY

The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the death benefit proceeds will be payable to the insured's estate.

The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds. Living means living on the earlier of: (a) the day due proof of the insured's death is received by us at the Home Office; and
(b) the 14th day after the insured's death.

The policy

This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.


NOTIFICATION AND CLAIMS PROCEDURES

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.


PAYMENTS

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

(1) Pay death benefit proceeds (Please note that if death benefit pro ceeds are not paid by the end of 30 days from the date we receive due proof of death of the insured, we will pay interest on the proceeds if required by the state in which the policy is delivered at the rate specified by that state. If we pay interest, it will be from the date of death to the date of payment of proceeds); and

(2) Pay the Cash Value on surrender, partial surrenders and loan pro ceeds based on allocations made to the subaccounts.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

(1) The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2) An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.


PAYMENT PLAN/SETTLEMENT PROVISIONS

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. If a payment plan is purchased the monthly payments consisting of proceeds plus interest will be paid in accordance with the payment plan selected under your policy. Please refer to the settlement option provisions in your policy for details. The purchase rates for the payment plan are guaranteed



37  More about the policy

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not to exceed those shown in the policy, but current rates that are lower
(i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

Even if the death benefit under the policy is excludible from income, payments under payment plans may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the payment plans.


PAYMENT IN CASE OF SUICIDE

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the date of issue or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.


ASSIGNMENT

You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal income tax considerations.") An assignment may also have other tax consequences for which you should consult your tax adviser.


ERRORS ON THE APPLICATION

If the age or gender of the insured has been misstated, the death benefit under this policy will be the sum of (a) and (b), where:

    (a) is the Fund Value on the date of death; and

    (b) is the amount at risk on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or gender to the insurance rate that would have applied on that monthly anniversary day based on the correct age and gender.


INCONTESTABILITY

The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

1. The initial Specified Amount cannot be contested after the policy has been in force during the insured's lifetime for two years from the Date of Issue; and

2. An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.

POLICY ILLUSTRATION FEE

Upon written request, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions. We charge a fee of up to $25 for this service and we will bill you for this amount. This is not a charge that is deducted from your Fund Value

DISTRIBUTION OF THE POLICIES

The Policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account L.+ The offering of the policies is intended to be continuous.

AXA Advisors and AXA Distributors are affiliates of the Company and are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable life and annuity products. As of June 6, 2005, registered representatives of MONY Securities Corporation became registered representatives of AXA Advisors.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from the Company to individual financial representatives or Selling broker-dealers. The Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies.

Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid.


                                                       More about the policy  38

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Thereafter, premium-based compensation shall not exceed 4.0% of premiums paid in years 2-10. Beginning in the sixth policy year, the Distributors will receive ongoing asset-based compensation up to a maximum of 0.10% annually of the Fund Value of the Policy.

Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above.

The premium-based and asset-based compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with the Company.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's product on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising; marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Company may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors' financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of the Company's products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although the Company takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by the Company to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


39  More about the policy

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9. More about the Company


--------------------------------------------------------------------------------

MANAGEMENT

The business address for the officers and directors of MONY Life Insurance Company of America ("MONY America"), unless otherwise stated, is 1290 Avenue of the Americas, New York, NY 10104.

No officer or director listed below receives any compensation from Variable Account L. In addition, MONY America and its affiliates pay no separately allocable compensation to any person listed below for services rendered to Variable Account L.


DIRECTORS



------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
AXA                                     September 1993); Chairman of the Board of AXA Financial (since April 1998); Vice
25, Avenue Matignon                     Chairman (February 1996 to April 1998). Chairman of the Management Board (since May
75008 Paris, France                     2001) and Chief Executive Officer of AXA (January 2000 to May 2002); Vice Chairman of
                                        AXA's Management Board (January 2000 to May 2001). Director or officer of various subsidiaries and affiliates of the AXA Group. Director of AllianceBernstein Corporation,
                                        the general partner of AllianceBernstein Holding and AllianceBernstein. A former
                                        Director of Donaldson, Lufkin and Jenrette ("DLJ") (July 1993 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
AXA                                     February 1998). Member of the AXA Management Board (since February 2003) and Chief
25, Avenue Matignon                     Financial Officer (since May 2003), prior thereto, Executive Vice President, Finance,
75008 Paris, France                     Control and Strategy, AXA (January 2000 to May 2003); prior thereto Senior Executive
                                        Vice President, International (US-UK-Benelux) AXA (January 1997 to January 2000); Member
                                        of the AXA Executive Committee (since January 2000); Director, AXA Financial (since
                                        November 2003), AllianceBernstein (since February 1996) and various AXA affiliated companies. Former Director of DLJ (February 1997 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson                   Director, MONY Life and MONY America (since July 2004); Founder of Henderson Advisory
Henderson Advisory Consulting           Consulting (since January 2001); Retired Corporate Vice President, Core Business
425 East 86th Street, Apt. 12-C         Development of Bestfoods (June 1999 to December 2000). Prior thereto, President,
New York, NY 10028                      Bestfoods Grocery (formerly CPC International, Inc.) and Vice President, Bestfoods (1997
                                        to 2000). Director and Chairperson of the Nominating & Governance Committee and Lead
                                        Director of DelMonte Foods Co., Director and Member of the Audit Committee of PACTIV
                                        Corporation and Royal Dutch Shell plc; Former Director, Hunt Corporation (1992 to 2002);
                                        Director, AXA Financial and AXA Equitable (since December 1996).
------------------------------------------------------------------------------------------------------------------------------------
James F. Higgins                        Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
Morgan Stanley                          December 2002). Former Senior Advisor, Morgan Stanley (June 2000 to 2004);
Harborside Financial Center             Director/Trustee, Morgan Stanley Funds (since June 2000); Director, AXA Financial (since
Plaza Two, Second Floor                 December 2002); President and Chief Operating Officer -- Individual Investor Group,
Jersey City, NJ 07311                   Morgan Stanley Dean Witter (June 1997 to June 2000); President and Chief Operating
                                        Officer -- Dean Witter Securities, Dean Witter Discover & Co. (1993 to May 1997);
                                        Director and Chairman of the Executive Committee, Georgetown University Board of
                                        Regents; Director, The American Ireland Fund; and a member of The American Association of Sovereign Military Order of Malta.
------------------------------------------------------------------------------------------------------------------------------------
Scott D. Miller                         Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
SSA & Company                           September 2002). Chief Executive Officer, (since February 2005) of SSA & Company. Prior
315 East Hopkins Avenue                 thereto, President (May 2004 to February 2005). Prior thereto, Vice Chairman (March 2003
Aspen, CO 81611                         to May 2004), Hyatt Hotels Corporation; President (January 2000 to March 2003);
                                        Director, AXA Financial (since September 2002); NAVTEQ (May 2004 to 2009); Director,
                                        Interval International (January 1998 to June 2003); Executive Vice President, Hyatt
                                        Development Corporation (1997 to 2000); Director, Schindler Holdings, Ltd. (January 2002
                                        to 2006).
------------------------------------------------------------------------------------------------------------------------------------


                                                      More about the Company  40

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DIRECTORS (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Moglia                        Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
TD Ameritrade Holding Corporation       November 2002). Chairman of the Board, TD Ameritrade Holding Corporation (since October
4211 South 102nd Street                 2008) Prior thereto, Chief Executive Officer (March 2001 to October 2008); Director, AXA
Omaha, NE 68127                         Financial (since November 2002); Senior Vice President, Merrill Lynch & Co., Inc. (1984
                                        to March 2001).
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin                          Director, MONY Life and MONY America (since July 2004); Director of AXA Equitable (since
1 Briarwood Lane                        March 1999); Special Assistant to the President, St. John's University (September 2003
Denville, NJ 07834                      to June 2005); prior thereto, Dean, Peter J. Tobin College of Business, St. John's
                                        University (August 1998 to September 2003). Director, AllianceBernstein Corporation
                                        (since May 2000); CIT Group, Inc. (May 1984 to June 2001, June 2002 to February 2010),
                                        H. W. Wilson Co. and Junior Achievement of New York, Inc. and Member and Officer of Rock
                                        Valley Tool, LLC. Director of AXA Financial (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------
Charlynn Goins                          Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
30 Beekman Place                        September 2006). Vice Chairman of the Board (Distribution Committee) of The New York
Apt. 8A                                 Community Trust (since June 2008). Formerly, Chairperson of New York City Health and
New York, NY 10022                      Hospitals Corporation (June 2004 to June 2008). Prior thereto, Independent Trustee of the Mainstay Funds, c/o New York Life Insurance Company's family of mutual funds (March
                                        2001 to July 2006). Member of the Distribution Committee of The New York Community Trust
                                        (since 2002); Member of the Board of Trustees of the Brooklyn Museum (since 2002);
                                        Member of the Council on Foreign Relations (since 1991). Member of the Board of
                                        Directors of Fannie Mae (since December 2008).
------------------------------------------------------------------------------------------------------------------------------------
Anthony J. Hamilton                     Director of AXA Financial, Inc. (since December 1995). Director of AXA Equitable, MONY
AXA UK plc                              Life and MONY America (since May 2006). Chairman of AXA UK plc (since 1997). Prior
5 Old Broad Street                      thereto, Chief Executive Officer (1978 to October 2002) and Director (April 1978 to
London, England EC2N 1AD                January 2005) of Fox-Pitt, Kelton Group Limited. Currently, Chairman of the Investment
                                        Committee and Chairman of the Remuneration and Nomination Committee of AXA UK plc;
                                        Member of the Supervisory Board and Chairman of the Audit Committee and Member of the
                                        Compensation Committee of AXA (since 1997); Director of Binley Limited (since 1994);
                                        Director of TAWA plc (since 2004); Member of the Board of Governors of Club de Golf
                                        Valderrama (since June 2006).
------------------------------------------------------------------------------------------------------------------------------------
Lorie A. Slutsky                        Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
The New York Community Trust            September 2006). President of The New York Community Trust (since 1990). Prior thereto,
909 Third Avenue                        Executive Vice President of The New York Community Trust (1987 to 1990). Director and
New York, NY 10022                      Chairperson of Corporate Governance Committee and Member of Executive and Compensation
                                        Committees of AllianceBernstein Corporation (since July 2002); Director (since 1997) and
                                        Chairman of the Board (since April 2004) of BoardSource; Co-Chairperson of Panel on the
                                        Nonprofit Sector (since May 2005); Trustee of The New School University (since 1999);
                                        Chairman of the Board of Governors of the Milano School of Management & Urban Policy
                                        (The New School) (since September 2003).
------------------------------------------------------------------------------------------------------------------------------------
Ezra Suleiman                           Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since May
Princeton University                    2006). Professor of Politics, IBM Professor of International Studies - Director.
Corwin Hall                             Formerly, Director, Program in European Studies at Princeton University (September 1979
Princeton, NJ 08544                     to 2008) and Professor of Politics (since September 1979) of Princeton University.
                                        Member of AXA's Supervisory Board (since April 2003); Currently, President of the
                                        Advisory Board of Institut Montaigne; President of the Editorial Board of Comparative
                                        Politics; President of the Editorial Committee of La Revue des Deux Mondes and Politique
                                        Americaine; Member of HEC International Advisory Board.
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Kraus                          Director of AXA Financial, Inc., AXA Equitable, MONY Life and MONY America (since
AllianceBernstein Corporation           February 2009). Director, Chairman of the Board and Chief Executive Officer of
1345 Avenue of the Americas             AllianceBernstein Corporation (since December 2008). Prior thereto, Executive Vice
New York, NY 10105                      President of Merrill Lynch & Co. (September 2008 to December 2008). Prior thereto,
                                        Co-Head, Investment Management Division of Goldman Sachs Group, Inc. (March 1986 to
                                        March 2008); also held the following positions: Co-Head of the Financial Institutions
                                        Group Tokyo (1990-1996); Partner (1994); Managing Director (1996). Currently, Director
                                        of Keewaydin Camp; Chairman of the Investment Committee of Trinity College; Chairman of
                                        the Board of Overseers of California Institute of the Arts; and Co-Chair of Friends of
                                        the Carnegie International.
------------------------------------------------------------------------------------------------------------------------------------


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OFFICERS -- DIRECTORS



------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Christopher M. Condron                  Director, Chairman of the Board, President (July 2004 to September 2005, February 2006
                                        to present) and Chief Executive Officer, MONY Life and MONY America (since July 2004);
                                        Chairman of the Board, President (July 2004 to September 2005) and Chief Executive
                                        Officer, MONY Holdings, LLC (July 2004 to November 2007); Director, Chairman of the
                                        Board, President (May 2002 to September 2005, February 2006 to present) and Chief
                                        Executive Officer, AXA Equitable (since May 2001); Director, President and Chief
                                        Executive Officer, AXA Financial (since May 2001); Chairman of the Board, President (May
                                        2001 to September 2005, February 2006 to present) and Chief Executive Officer (AXA
                                        Equitable Financial Services, LLC (since May 2001); Member of AXA's Management Board
                                        (since May 2001); Member of AXA's Executive Committee; Director (since May 2004) and
                                        President (since September 2005), AXA America Holdings, Inc.; Director,
                                        AllianceBernstein Corporation (since May 2001); Director, Chairman of the Board,
                                        President (June 2001 to September 2005, January 2006 to present) and Chief Executive
                                        Officer, AXA Equitable Life and Annuity Company (since June 2001); Director and
                                        Chairman, U.S. Financial Life Insurance Company (December 2006 to May 2007); Member of
                                        the Board, American Council of Life Insurers (since January 2007); Director, Chairman of the Compensation Committee and Member of the Audit Committee and Corporate Governance
                                        and Nominating Committee, KBW, Inc. (since January 2007); Director, Vice Chairman and
                                        Member of Financial Services Roundtable; Director, The Advest Group, Inc. (July 2004 to
                                        December 2005); Director and Treasurer, The American Ireland Fund (since 1999); Board of
                                        Trustees of The University of Scranton (1995 to 2002); Former Member of the Investment
                                        Company Institute's Board of Governors (October 2001 to 2005); prior thereto, October
                                        1997 to October 2000) and Executive Committee (1998 to 2000); Former Trustee of The
                                        University of Pittsburgh; Former Director, St. Sebastian Country Day School (1990 to
                                        June 2005); Former Director, the Massachusetts Bankers Association; President and Chief
                                        Operating Officer, Mellon Financial Corporation (1999 to 2001); Chairman and Chief
                                        Executive Officer, Dreyfus Corporation (1995 to 2001).
------------------------------------------------------------------------------------------------------------------------------------



OTHER OFFICERS



------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Blevins                        Executive Vice President, MONY Life and MONY America (since July 2004); Executive Vice
                                        President (since January 2002), AXA Equitable; Executive Vice President (since January
                                        2002), AXA Equitable Financial Services, LLC; Director, MONY Assets Corp. (since June
                                        2006); Director, MONY Benefits Management Corp. (since July 2004); prior thereto, Senior
                                        Vice President and Managing Director, Worldwide Human Resources, Chubb and Son, Inc.
                                        (1999 to 2001); Senior Vice President and Deputy Director of Worldwide Human Resources,
                                        Chubb and Son, Inc. (1998 to 1999).
------------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior Vice President (since July 2004) MONY Life and MONY America; Senior Vice
                                        President (September 1987 to present) AXA Equitable; Senior Vice President (since July
                                        1992) AXA Financial, Inc.; Senior Vice President (since September 1999) AXA Equitable
                                        Financial Services, LLC; Senior Vice President, AXA America Holdings, Inc. (since
                                        September 2005); Senior Vice President (since December 1999) AXA Equitable Life and
                                        Annuity Company; Director (since January 2006) and Chairman of the Board (June 2003 to
                                        March 2005) Frontier Trust Company, FSB ("Frontier"); Director (since July 1999) AXA
                                        Advisors LLC; Senior Vice President (since July 1999) and former Director (July 1999 until July 2004) AXA Network, LLC (formerly EquiSource); Director and Officer of various
                                        AXA Equitable affiliates.
------------------------------------------------------------------------------------------------------------------------------------


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OTHER OFFICERS (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Executive Vice President (November 2008 to present), Treasurer (July 2004 to present)
                                        and Chief Investment Officer (September 2004 to present) of MONY Financial Services,
                                        Inc., MONY Life and MONY America; prior thereto, Senior Vice President (July 2004 to
                                        November 2008). Executive Vice President (November to present), Treasurer (September
                                        2003 to present) and Chief Investment Officer (September 2004 to present) of AXA
                                        Equitable; prior thereto, Senior Vice President (July 1997 to November 2008), Vice
                                        President (February 1989 to July 1997), Deputy Treasurer (February 1989 to September
                                        1993). Executive Vice President (November 2008 to present), Treasurer (September 1993 to present) and Chief Investment Officer (September 2004 to present) of AXA Financial,
                                        Inc.; prior thereto, Senior Vice President (September 1997 to November 2008); Vice
                                        President (May 1992 to September 1997) and Assistant Treasurer (May 1992 to September
                                        1993). Executive Vice President (November 2008 to present), Treasurer (September 1999 to present) and Chief Investment Officer (September 2004 to present) of AXA Equitable
                                        Financial Services, LLC; prior thereto, Senior Vice President (September 1999 to
                                        November 2008). Senior Vice President (September 2005 to present) and Treasurer
                                        (November 2008 to present) of AXA America Holdings, Inc. Director, Chairman of the Board
                                        and President (July 2004 to December 2005), MONY Capital Management, Inc. Director,
                                        Senior Vice President and Treasurer (since July 2004), MONY Benefits Management Corp.
                                        Director and Chairman of the Board (July 2004 to May 2005), Matrix Private Equities,
                                        Inc. and Matrix Capital Markets Group, Inc. Director, Treasurer (July 2004 to May 2005),
                                        and Senior Vice President (since December 2006); 1740 Advisers, Inc. Director, Executive
                                        Vice President and Treasurer (since July 2004), MONY Asset Management, Inc.; Director
                                        (since July 2004) and Chief Financial Officer (since April 2006), MONY Agricultural
                                        Investment Advisers, Inc. President and Treasurer (since October 2004), MONY
                                        International Holdings, LLC. Director, President and Treasurer (since November 2004),
                                        MONY Life Insurance Company of the Americas, Ltd. and MONY Bank & Trust Company of the
                                        Americas, Ltd. Director and Deputy Treasurer (since December 2001), AXA Technology
                                        Services. Senior Vice President, Chief Investment Officer (since September 2004) and
                                        Treasurer (since December 1997), AXA Equitable Life & Annuity Company. Treasurer,
                                        Frontier Trust Company, FSB (June 2000 until July 2007); and AXA Network, LLC (since
                                        December 1999). Director (since July 1998), Chairman (since August 2000), and Chief
                                        Executive Officer (since September 1997), Equitable Casualty Insurance Company.
                                        Executive Vice President (since October 2009), Chief Financial Officer (since March
                                        2010) and Treasurer, AXA Distribution Holding Corporation (since November 1999); and AXA
                                        Advisors, LLC (since December 2001). Director, Chairman, President and Chief Executive
                                        Officer (August 1997 to June 2002), Equitable JV Holding Corporation. Director (since
                                        July 1997), and Senior Vice President and Chief Financial Officer (since April 1998),
                                        ACMC, Inc. Director, President and Chief Executive Officer (since December 2003), AXA
                                        Financial (Bermuda) Ltd. Director (since January 2005), Senior Vice President and Chief
                                        Investment Officer (since February 2005), Director (since March 2010), Executive Vice
                                        President (since December 2008), Chief Financial Officer (since March 2010), Chief
                                        Investment Officer and Treasurer (since December 2008), MONY Financial Services, Inc.
                                        U.S. Financial Life Insurance Company; Treasurer (November 2000 to December 2003),
                                        Paramount Planners, LLC. Vice President and Treasurer (March 1997 to December 2002) EQ
                                        Advisors Trust. Director (July 1997 to May 2001) and President and CEO (August 1997 to
                                        May 2001), EQ Services, Inc. Director, AXA Alternative Advisors, Inc. (formerly AXA
                                        Global Structured Products); Director, Executive Vice President and Treasurer (July 2004
                                        to February 2005), MONY Realty Capital, Inc. and MONY Realty Partners, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Claude Methot                           Executive Vice President of AXA Equitable Financial Services, LLC, AXA Equitable, MONY
                                        Life and MONY America (September 2008 to present); prior thereto, Senior Vice President of AXA Equitable Financial Services, LLC, AXA Equitable, MONY Life and MONY Life and
                                        MONY America (September 2007 to September 2008). Offer and Innovation Director - Life
                                        and P&C in Group Marketing of AXA Group (date unknown to September 2007); prior thereto,
                                        Group Chief Actuary and Director - Product Development of AXA Group (2002 to date unknown); Corporate Actuary of AXA Group (1999 to 2002).
------------------------------------------------------------------------------------------------------------------------------------


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OTHER OFFICERS (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Dziadzio                     Senior Executive Vice President (since January 2010) and Chief Financial Officer (since
                                        December 2006), AXA Equitable, prior thereto, Executive Vice President (September 2004 to January 2010) and Chief Financial Officer (since December 2006); Executive Vice
                                        President and Deputy Chief Financial Officer (September 2005 to December 2006);
                                        Executive Vice President (since July 2004) and Chief Financial Officer (since December
                                        2006), MONY Life and MONY America, prior thereto, Executive Vice President and Deputy
                                        Chief Financial Officer (September 2005 to December 2006); Executive Vice President
                                        (since September 2005) and Chief Financial Officer (since December 2006), AXA Financial, prior thereto, Executive Vice President and Deputy Chief Financial Officer (September
                                        2005 to December 2006); Director (since January 2007), Senior Executive Vice President
                                        (since January 2010) and Chief Financial Officer (since December 2006), AXA Equitable
                                        Financial Services, LLC; prior thereto, Executive Vice President (September 2004 to
                                        January 2010) and Chief Financial Officer (since December 2006); Director (since July
                                        2004), AXA Advisors, LLC; Director, Chairman, President and Chief Executive Officer
                                        (since March 2010), ACMC, Inc.; Director and Executive Vice President (since December
                                        2006), AXA America Holdings, Inc.; Executive Vice President and Chief Financial Officer
                                        (since December 2006), AXA Equitable Life and Annuity Company; Director, Chairman of the
                                        Board, President and Chief Executive Officer (since March 2010), AXA Distribution
                                        Holding Corporation, formerly, Executive Vice President and Chief Financial Officer
                                        (December 2006 to March 2010),; Director (since July 2004), MONY Capital Management,
                                        Inc. and MONY Agricultural Investment Advisers, Inc.; Director (since December 2006),
                                        Chairman of the Board, President and Chief Executive Officer (since March 2010), MONY
                                        Financial Services, Inc; prior thereto, Executive Vice President and Chief Financial
                                        Officer (December 2006 to March 2010);.Executive Vice President and Chief Financial
                                        Officer (December 2006 to November 2007), MONY Holdings, LLC; 1740 Advisers, Inc. and
                                        MONY Asset Management, Inc.; Director (since November 2004), Frontier Trust Company,
                                        FSB; Director (January 2005 to July 2007), MONY Financial Resources of the Americas
                                        Limited. Formerly, Director (July 2004 to December 2005), The Advest Group, Inc.;
                                        Director (July 2004 to February 2005), MONY Realty Capital, Inc. and MONY Realty
                                        Partners, Inc.; Director (July 2004 to May 2005), Matrix Capital Markets Group, Inc. and
                                        Matrix Private Equities, Inc. Business Support and Development (February 2001 to June
                                        2004), GIE AXA; Head of Finance Administration (November 1998 to February 2001), AXA
                                        Real Estate Investment Managers.
------------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President (July 2004 to present) and Chief Accounting Officer (May 2008 to present) of MONY Life and MONY America; prior thereto, Controller (July 2004 to May
                                        2008). Senior Vice President (December 1999 to present) and Chief Accounting Officer
                                        (May 2008 to present) of AXA Financial, AXA Equitable, AXA Equitable Financial Services,
                                        LLC and MONY Financial Services, Inc.; prior thereto, Controller (December 1999 to May
                                        2008). Senior Vice President (December 1999 to present) and Chief Accounting Officer
                                        (May 2008 to present) of AXA Equitable Life and Annuity Company. Previously held other
                                        Officerships with AXA Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Barbara Goodstein                       Executive Vice President (since July 2005), MONY Life, MONY America and AXA Equitable
                                        Financial Services, LLC. Executive Vice President (since July 2005), AXA Equitable.
                                        Director (since November 2005), AXA Advisors, LLC. Senior Vice President (September 2001
                                        to January 2005), JP Morgan Chase; President and Chief Executive Officer (February 1998
                                        to August 2001), Instinet.com.
------------------------------------------------------------------------------------------------------------------------------------
Dave S. Hattem                          Senior Vice President (September 1999 to present) and General Counsel (February 2010 to present) of AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto,
                                        Senior Vice President (September 1999 to present) and Deputy General Counsel (May 2004 to February 2010), Associate General Counsel (September 1999 to May 2004). Senior Vice
                                        President and Deputy General Counsel of AXA Financial, Inc. (September 2008 to present).
                                        Senior Vice President and Deputy General Counsel of MONY Life, MONY America and MONY
                                        Financial Services, Inc. (July 2004 to present). Senior Vice President and Deputy
                                        General Counsel of AXA Equitable Life and Annuity Company (since August 2008). Senior
                                        Vice President and Deputy General Counsel of MONY Holdings, LLC (July 2004 to November
                                        2007).
------------------------------------------------------------------------------------------------------------------------------------


                                                      More about the Company  44

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OTHER OFFICERS (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Green                           Senior Vice President (since July 2004) of MONY Life and MONY America. Senior Vice
                                        President (September 2002 to present) AXA Equitable. Senior Vice President (since
                                        September 2002) of AXA Equitable Financial Services, LLC; Director, President and Chief
                                        Operating Officer (since November 2002) AXA Network, LLC; Senior Vice President (since
                                        October 2002) AXA Advisors, LLC. Director, President and Chief Operating Officer (since
                                        July 2004), MONY Brokerage, Inc. and its subsidiaries. Senior Vice President, Product
                                        Manager of Solomon Smith Barney (1996 to September 2002).
------------------------------------------------------------------------------------------------------------------------------------
Karen Field Hazin                       Vice President, Secretary and Associate General Counsel (since June 2005), MONY Life,
                                        MONY America and AXA Equitable Financial Services, LLC. Vice President, Secretary and
                                        Associate General Counsel (since June 2005), AXA Equitable; prior thereto, Counsel
                                        (April 2005 to June 2005), Assistant Vice President and Counsel (December 2001 to June
                                        2003), Counsel (December 1996 to December 2001). Vice President, Secretary and Associate
                                        General Counsel (since June 2005), AXA Financial, Inc. Vice President and Secretary
                                        (since September 2005), AXA America Holdings, Inc. Vice President, Secretary and
                                        Associate General Counsel (since June 2005), AXA Equitable Life and Annuity Company.
                                        Vice President, Secretary and Associate General Counsel (since June 2005), AXA
                                        Distribution Holding Corporation. Vice President, Secretary and Associate General
                                        Counsel (June 2005 until November 2007), MONY Holdings, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Gary W. Hirschkron                      Senior Vice President, MONY Life and MONY America (since July 2004); Senior Vice
                                        President, AXA Equitable (since September 2002), Senior Vice President, AXA Equitable
                                        Financial Services, LLC (since September 2002); prior thereto, Managing Director,
                                        Management Compensation Group Northwest, LLC (1983 to September 2002).
------------------------------------------------------------------------------------------------------------------------------------
Andrew McMahon                          Executive Vice President (since September 2005), MONY Life and MONY America; prior thereto, Senior Vice President (March 2005 to September 2005). Senior Executive Vice
                                        President and President, Financial Protection and Wealth Management (since January
                                        2010), AXA Equitable and AXA Equitable Financial Services, LLC; prior thereto, Executive
                                        Vice President (September 2005 to January 2010), Senior Vice President (March 2005 to
                                        September 2005). Director (since December 2005) and Chairman of the Board (since July
                                        2007); prior thereto, Vice Chairman of the Board (December 2005 until July 2007), AXA
                                        Network, LLC, AXA Network of Connecticut, Maine and New York, LLC, AXA Network Insurance
                                        Agency of Massachusetts, LLC. Director and Vice Chairman of the Board (since January
                                        2006), MONY Brokerage, Inc and its subsidiaries. Director (since February 2007) and
                                        Chairman of the Board (since July 2007), AXA Advisors, LLC. Partner (June 1997 to March
                                        2005), McKinsey & Company.
------------------------------------------------------------------------------------------------------------------------------------
Charles A. Marino                       Executive Vice President (since September 2006) and Chief Actuary (since September
                                        2005), AXA Equitable, prior thereto, Senior Vice President (September 2000 to September
                                        2006), Actuary (May 1998 to September 2005), Vice President (May 1998 to September
                                        2000), Assistant Vice President (October 1991 to May 1998); Executive Vice President
                                        (since September 2006) and Chief Actuary (since September 2005), MONY Life and MONY
                                        America, prior thereto, Senior Vice President (July 2004 to September 2006); Executive
                                        Vice President (since September 2006) and Chief Actuary (since September 2005), AXA
                                        Equitable Financial Services, LLC, prior thereto, Senior Vice President (September 2000 to September 2006), Actuary (September 1999 to September 2005). Director and Vice
                                        President (since December 2003), AXA Financial (Bermuda) Ltd. Senior Vice President and
                                        Appointed Actuary, AXA Equitable Life and Annuity Company. Director (since May 2007) and
                                        President (since January 2008), U.S. Financial Life Insurance Company, prior thereto,
                                        Senior Vice President (December 2004 to January 2008) and Chief Actuary (August 2006 to
                                        January 2008); Appointed Actuary (December 2004 to August 2006). Senior Vice President
                                        and Actuary, AXA Corporate Solutions Life Reinsurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Kevin E. Murray                         Executive Vice President and Chief Information Officer (February 2005 to present) of
                                        MONY Life and MONY America. Executive Vice President and Chief Information Officer
                                        (February 2005 to present); prior thereto, Senior Vice President (September 2004 to
                                        February 2005) AXA Equitable. Senior Vice President (February 2005 to present) of AXA
                                        Equitable Financial Services, LLC. Senior Vice President / Group Chief Information
                                        Officer (1996 to September 2004) of AIG.
------------------------------------------------------------------------------------------------------------------------------------


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OTHER OFFICERS (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Andrew Raftis                           Senior Vice President and Auditor, AXA Financial, Inc., AXA Equitable Financial
                                        Services, LLC, MONY Life Insurance Company and MONY Life Insurance Company of America
                                        (since September 2007); Deputy Head of AXA Group Audit, GIE AXA (January 2002 to June
                                        2007); Group Risk Management Executive, AXA Asia Pacific (October 1997 to December
                                        2001); Group Compliance Manager and Corporate Lawyer, AXA National Mutual (February 1989
                                        to October 1997); Lawyer, Molomby & Molomby (Middletons) (February 1986 to January
                                        1989).
------------------------------------------------------------------------------------------------------------------------------------
Anthony F. Recine                       Senior Vice President, Chief Compliance Officer and Associate General Counsel (February
                                        2005 to present) of MONY Life and MONY America. Senior Vice President, Chief Compliance
                                        Officer (February 2005 to present), and Deputy General Counsel (February 2010 to present) AXA Equitable and AXA Equitable Financial Services, LLC, prior thereto, Senior
                                        Vice President, Chief Compliance Officer and Associate General Counsel (February 2005 to
                                        February 2010), AXA Equitable and AXA Equitable Financial Services, LLC, Vice President,
                                        Deputy General and Chief Litigation Counsel (2000 to February 2005) of The MONY Group;
                                        prior thereto, Vice President and Chief Litigation Counsel (1990 to 2000).
------------------------------------------------------------------------------------------------------------------------------------
James A. Shepherdson                    Executive Vice President (since September 2005), MONY Life and MONY America. Senior
                                        Executive Vice President and President, Retirement Savings (since January 2010), AXA
                                        Equitable and AXA Equitable Financial Services, LLC, prior thereto, Executive Vice
                                        President (September 2005 to January 2010). Director (since August 2005), AXA Advisors,
                                        LLC. Director, Chairman of the Board, President and Chief Executive Officer (since
                                        August 2005), AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA
                                        Distributors Insurance Agency of Alabama, LLC, AXA Distributors Insurance Agency of
                                        Massachusetts, LLC. Chief Executive Officer (February 2003 to August 2005), John Hancock
                                        Financial Services / John Hancock Funds. Co-Chief Executive Officer (March 2000 to June
                                        2002), Met Life Investors Group.
------------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                       Executive Vice President and General Counsel, MONY Life and MONY America (since July
                                        2004); Executive Vice President and General Counsel, LLC, MONY Holdings, LLC (July 2004
                                        until November 2007); Senior Executive Vice President, Chief Administrative Officer and
                                        Chief Legal Officer (since January 2010), AXA Equitable. Prior thereto, Executive Vice
                                        President (since September 2001) and General Counsel (November 1999 to January 2010),
                                        Senior Vice President (February 1995 to September 2001), Deputy General Counsel (October
                                        1996 to November 1999). Executive Vice President and General Counsel (since September
                                        2001), AXA Financial; prior thereto, Senior Vice President and Deputy General Counsel
                                        (October 1996 to September 2001). Executive Vice President (since September 2001) and
                                        General Counsel (since November 1999), AXA Equitable Financial Services, LLC. Executive
                                        Vice President (since September 2001) and General Counsel (since December 1999), AXA
                                        Equitable Life and Annuity Company. Director, Executive Vice President and General
                                        Counsel (since July 2004), MONY Financial Services, Inc. Director (since January 2007),
                                        AXA Distribution Holding Corporation. Previously, Director of AXA Advisors, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Mary Fernald                            Senior Vice President and Chief Underwriting Officer of AXA Equitable, AXA Equitable
                                        Financial Services, LLC, MONY Life and MONY America (September 2008 to present); Senior
                                        Vice President, Chief Underwriter of Scottish Re (2000 to September 2008).
------------------------------------------------------------------------------------------------------------------------------------


STATE REGULATION

The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of the Company's operations at periodic intervals.

TELEPHONE/FAX/INTERNET TRANSACTIONS

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. You may also elect to transfer Fund Values or change allocation instructions for future premiums via the Internet by completing the transaction authorization form found online at www.axa-equitable.com These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone, fax or Internet instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this section and the Transfer section


                                                      More about the Company  46

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of the prospectus. We will only accept telephone, fax or Internet transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax/Internet transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax/Internet instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Friday, 9 AM to 5 PM, Eastern Time. Internet transfer privileges and a copy of the guidelines and forms are available online at www.axa-equitable.com.

Please note that our telephone or Internet system may not always be available. Any telephone or internet system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you may make your transaction request by writing our Operations Center.


LEGAL PROCEEDINGS


The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in the Variable Account, nor would any of these proceedings be likely to have a material adverse effect upon the Variable Account, our ability to meet our obligations under the Policies, or the distribution of the Policies.



REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company included in this Prospectus and in the Registration Statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as indicated in their reports herein. These financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 300 Madison Avenue, New York, New York, 10017.


FINANCIAL STATEMENTS

The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company are set forth herein.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K.

The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http:// www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

Our general obligations and any guaranteed benefits under the contract are supported by the Company's general account and are subject to the Company's claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


47  More about the Company

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS


INDEX TO FINANCIAL STATEMENTS


With respect to MONY America Variable Account L
  Report of Independent Registered Public Accounting Firm................      2
  Statements of Assets and Liabilities as of December 31, 2009...........    F-3
  Statements of Operations for the Year Ended December 31, 2009..........   F-21
  Statements of Changes in Net Assets for the Years Ended
   December 31, 2009 and December 31, 2008...............................   F-34
  Notes to Financial Statements..........................................   F-62


With respect to MONY Life Insurance Company of America:
  Report of Independent Registered Public Accounting Firm................    F-1
  Balance Sheets, December 31, 2009 and 2008.............................    F-2
  Statements of Earnings (Loss), Years Ended December 31, 2009, 2008
   and 2007..............................................................    F-3
  Statements of Shareholder's Equity and Comprehensive income (Loss),
   Years Ended December 31, 2009, 2008 and 2007..........................    F-4
  Statements of Cash Flows, Years Ended December 31, 2009, 2008
   and 2007..............................................................    F-5
  Notes to Financial Statements..........................................    F-6



                                     FSA-1

--------------------------------------------------------------------------------

            Report of Independent Registered Public Accounting Firm


To the Board of Directors of
MONY Life Insurance Company of America and the
Contractowners of Subaccounts of MONY America Variable Account L


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts of MONY America Variable Account L listed in Note 1 at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009, by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York


April 19, 2010

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009


                                                                               AIM V.I.
                                                        AIM V.I. FINANCIAL      GLOBAL      AIM V.I.
                                                             SERVICES        HEALTH CARE   TECHNOLOGY
                                                       -------------------- ------------- ------------
Assets:
Investments in shares of The Trusts, at fair value....       $178,829          $648,310     $181,096
Receivable for The Trusts shares sold.................             --                --           --
Receivable for policy-related transactions............             24            33,917           48
                                                             --------          --------     --------
  Total assets........................................        178,853           682,227      181,144
                                                             ========          ========     ========
Liabilities:
Payable for The Trusts shares purchased...............             24            33,917           48
Payable for policy-related transactions...............             --                --           --
                                                             --------          --------     --------
  Total liabilities...................................             24            33,917           48
                                                             ========          ========     ========
Net Assets............................................       $178,829          $648,310     $181,096
                                                             ========          ========     ========
Net Assets:
Accumulation Units....................................        178,829           648,310      181,008
Retained by MONY America in Variable Account L........             --                --           88
                                                             --------          --------     --------
Total net assets......................................       $178,829          $648,310     $181,096
                                                             ========          ========     ========
Investments in shares of The Trusts, at cost..........       $288,780          $684,108     $162,882
The Trusts shares held respective Funds...............         35,064            40,851       13,730


                                                          ALL ASSET    AXA AGGRESSIVE   AXA BALANCED   AXA CONSERVATIVE
                                                         ALLOCATION      ALLOCATION*      STRATEGY       ALLOCATION*
                                                       -------------- ---------------- -------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value....  $68,155,461      $13,231,012      $248,216        $2,090,799
Receivable for The Trusts shares sold.................           --               --            --                --
Receivable for policy-related transactions............        4,658              933       112,685             4,333
                                                        -----------      -----------      --------        ----------
  Total assets........................................   68,160,119       13,231,945       360,901         2,095,132
                                                        ===========      ===========      ========        ==========
Liabilities:
Payable for The Trusts shares purchased...............        4,658              933       112,685             4,333
Payable for policy-related transactions...............           --               --            --                --
                                                        -----------      -----------      --------        ----------
  Total liabilities...................................        4,658              933       112,685             4,333
                                                        ===========      ===========      ========        ==========
Net Assets............................................  $68,155,461      $13,231,012      $248,216        $2,090,799
                                                        ===========      ===========      ========        ==========
Net Assets:
Accumulation Units....................................   68,118,660       13,230,416       248,216         2,085,423
Retained by MONY America in Variable Account L........       36,801              596            --             5,376
                                                        -----------      -----------      --------        ----------
Total net assets......................................  $68,155,461      $13,231,012      $248,216        $2,090,799
                                                        ===========      ===========      ========        ==========
Investments in shares of The Trusts, at cost..........  $74,599,306      $15,513,595      $249,619        $2,060,591
The Trusts shares held respective Funds...............    4,069,061        1,437,196        21,918           219,707

----------
*  Denotes multiple share classes held by the
   respective fund.
   Class A............................................                            80                              93
   Class B............................................                     1,437,116                         219,614

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                 AXA
                                                            CONSERVATIVE                             AXA
                                                               GROWTH      AXA CONSERVATIVE   CONSERVATIVE-PLUS
                                                              STRATEGY         STRATEGY          ALLOCATION*
                                                           -------------- ------------------ -------------------
Assets:
Investments in shares of The Trusts, at fair value........     $29,949          $57,555           $3,637,794
Receivable for The Trusts shares sold.....................          --               --                   --
Receivable for policy-related transactions................       1,667               --               10,496
                                                               -------          -------           ----------
  Total assets............................................      31,616           57,555            3,648,290
                                                               =======          =======           ==========
Liabilities:
Payable for The Trusts shares purchased...................       1,667               --               10,496
Payable for policy-related transactions...................          --               --                   --
                                                               -------          -------           ----------
  Total liabilities.......................................       1,667               --               10,496
                                                               =======          =======           ==========
Net Assets................................................     $29,949          $57,555           $3,637,794
                                                               =======          =======           ==========
Net Assets:
Accumulation Units........................................      29,949           57,555            3,637,740
Retained by MONY America in Variable Account L............          --               --                   54
                                                               -------          -------           ----------
Total net assets..........................................     $29,949          $57,555           $3,637,794
                                                               =======          =======           ==========
Investments in shares of The Trusts, at cost..............     $30,275          $59,001           $3,829,727
The Trusts shares held respective Funds...................       2,682            5,422              392,463
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                                             1,213
   Class B................................................                                           391,250



                                                                                              AXA              AXA
                                                            AXA GROWTH   AXA MODERATE   MODERATE GROWTH   MODERATE-PLUS
                                                             STRATEGY     ALLOCATION*       STRATEGY      ALLOCATION *
                                                           ------------ -------------- ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........   $301,388    $20,680,510        $646,273      $44,094,181
Receivable for The Trusts shares sold.....................         --             --              --               --
Receivable for policy-related transactions................      9,067         61,437         164,016          120,093
                                                             --------    -----------        --------      -----------
  Total assets............................................    310,455     20,741,947         810,289       44,214,274
                                                             ========    ===========        ========      ===========
Liabilities:
Payable for The Trusts shares purchased...................      9,067         61,437         164,016          120,093
Payable for policy-related transactions...................         --             --              --               --
                                                             --------    -----------        --------      -----------
  Total liabilities.......................................      9,067         61,437         164,016          120,093
                                                             ========    ===========        ========      ===========
Net Assets................................................   $301,388    $20,680,510        $646,273      $44,094,181
                                                             ========    ===========        ========      ===========
Net Assets:
Accumulation Units........................................    301,388     20,675,346         646,273       44,093,052
Retained by MONY America in Variable Account L............         --          5,164              --            1,129
                                                             --------    -----------        --------      -----------
Total net assets..........................................   $301,388    $20,680,510        $646,273      $44,094,181
                                                             ========    ===========        ========      ===========
Investments in shares of The Trusts, at cost..............   $302,017    $22,474,490        $649,929      $50,478,287
The Trusts shares held respective Funds...................     25,321      1,625,605          54,695        4,546,962
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                       199                            1,499
   Class B................................................                 1,625,406                        4,545,463

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                         DREYFUS STOCK     EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                        INDEX FUND, INC.      INTERNATIONAL*        SMALL CAP GROWTH*
                                                       ------------------ ---------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value....     $34,285,305          $2,976,503             $1,319,517
Receivable for The Trusts shares sold.................              --                  --                     --
Receivable for policy-related transactions............           2,717                 607                  3,742
                                                           -----------          ----------             ----------
  Total assets........................................      34,288,022           2,977,110              1,323,259
                                                           ===========          ==========             ==========
Liabilities:
Payable for The Trusts shares purchased...............           2,717                 607                  3,739
Payable for policy-related transactions...............              --                  --                     --
                                                           -----------          ----------             ----------
  Total liabilities...................................           2,717                 607                  3,739
                                                           ===========          ==========             ==========
Net Assets............................................     $34,285,305          $2,976,503             $1,319,520
                                                           ===========          ==========             ==========
Net Assets:
Accumulation Units....................................      34,269,524           2,976,446              1,319,520
Retained by MONY America in Variable Account L........          15,781                  57                     --
                                                           -----------          ----------             ----------
Total net assets......................................     $34,285,305          $2,976,503             $1,319,520
                                                           ===========          ==========             ==========
Investments in shares of The Trusts, at cost..........     $40,093,852          $3,755,768             $1,395,232
The Trusts shares held respective Funds...............       1,303,128             359,771                109,413
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A............................................                             130,846                 43,273
   Class B............................................                             228,925                 66,140



                                                                              EQ/BLACKROCK                         EQ/CALVERT
                                                           EQ/BLACKROCK      INTERNATIONAL   EQ/BOSTON ADVISORS     SOCIALLY
                                                        BASIC VALUE EQUITY       VALUE*        EQUITY INCOME*     RESPONSIBLE*
                                                       -------------------- --------------- -------------------- -------------
Assets:
Investments in shares of The Trusts, at fair value....      $1,997,759         $4,619,210        $15,939,353      $1,402,727
Receivable for The Trusts shares sold.................              --                 --             17,216              --
Receivable for policy-related transactions............           7,670                415                 --             450
                                                            ----------         ----------        -----------      ----------
  Total assets........................................       2,005,429          4,619,625         15,956,569       1,403,177
                                                            ==========         ==========        ===========      ==========
Liabilities:
Payable for The Trusts shares purchased...............           7,670                415                 --             448
Payable for policy-related transactions...............              --                 --             17,216              --
                                                            ----------         ----------        -----------      ----------
  Total liabilities...................................           7,670                415             17,216             448
                                                            ==========         ==========        ===========      ==========
Net Assets............................................      $1,997,759         $4,619,210        $15,939,353      $1,402,729
                                                            ==========         ==========        ===========      ==========
Net Assets:
Accumulation Units....................................       1,997,630          4,618,854         15,843,900       1,402,729
Retained by MONY America in Variable Account L........             129                356             95,453              --
                                                            ----------         ----------        -----------      ----------
Total net assets......................................      $1,997,759         $4,619,210        $15,939,353      $1,402,729
                                                            ==========         ==========        ===========      ==========
Investments in shares of The Trusts, at cost..........      $2,132,953         $5,710,949        $20,839,966      $1,603,543
The Trusts shares held respective Funds...............         161,958            415,663          3,428,137         217,291
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A............................................                            305,177          1,844,262         183,020
   Class B............................................                            110,486          1,583,875          34,271

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/CAPITAL GUARDIAN  EQ/CAPITAL GUARDIAN    EQ/COMMON STOCK
                                                                  GROWTH*             RESEARCH*              INDEX*
                                                           -------------------- ---------------------  -----------------
Assets:
Investments in shares of The Trusts, at fair value........       $421,412             $3,778,906           $2,528,377
Receivable for The Trusts shares sold.....................             --                     --                   --
Receivable for policy-related transactions................              4                    395               77,569
                                                                 --------             ----------           ----------
  Total assets............................................        421,416              3,779,301            2,605,946
                                                                 ========             ==========           ==========
Liabilities:
Payable for The Trusts shares purchased...................              4                    395               77,569
Payable for policy-related transactions...................             --                     --                   --
                                                                 --------             ----------           ----------
  Total liabilities.......................................              4                    395               77,569
                                                                 ========             ==========           ==========
Net Assets................................................       $421,412             $3,778,906           $2,528,377
                                                                 ========             ==========           ==========
Net Assets:
Accumulation Units........................................        421,412              3,637,537            2,528,377
Retained by MONY America in Variable Account L............             --                141,369                   --
                                                                 --------             ----------           ----------
Total net assets..........................................       $421,412             $3,778,906           $2,528,377
                                                                 ========             ==========           ==========
Investments in shares of The Trusts, at cost..............       $429,980             $4,186,021           $2,648,105
The Trusts shares held respective Funds...................         36,045                357,853              181,020
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................         17,563                344,087                8,351
   Class B................................................         18,482                 13,766              172,669



                                                            EQ/CORE BOND   EQ/EQUITY 500    EQ/EQUITY    EQ/EVERGREEN
                                                               INDEX*          INDEX       GROWTH PLUS       OMEGA
                                                           -------------- --------------- ------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $36,858,885      $2,440,750    $ 9,723,669     $252,137
Receivable for The Trusts shares sold.....................           --              --            609           --
Receivable for policy-related transactions................       10,139           1,160         17,138        5,520
                                                            -----------      ----------    -----------     --------
  Total assets............................................   36,869,024       2,441,910      9,741,416      257,657
                                                            ===========      ==========    ===========     ========
Liabilities:
Payable for The Trusts shares purchased...................       10,406           1,160             --        5,520
Payable for policy-related transactions...................           --              --             --           --
                                                            -----------      ----------    -----------     --------
  Total liabilities.......................................       10,406           1,160             --        5,520
                                                            ===========      ==========    ===========     ========
Net Assets................................................  $36,858,618      $2,440,750    $ 9,741,416     $252,137
                                                            ===========      ==========    ===========     ========
Net Assets:
Accumulation Units........................................   36,777,612       2,440,750      9,741,416      252,137
Retained by MONY America in Variable Account L............       81,006              --             --           --
                                                            -----------      ----------    -----------     --------
Total net assets..........................................  $36,858,618      $2,440,750    $ 9,741,416     $252,137
                                                            ===========      ==========    ===========     ========
Investments in shares of The Trusts, at cost..............  $38,708,013      $2,662,503    $10,677,936     $216,520
The Trusts shares held respective Funds...................    3,926,787         126,175        747,862       28,017
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................    3,797,003
   Class B................................................      129,784

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/GAMCO        EQ/GAMCO
                                                             MERGERS AND   SMALL COMPANY   EQ/GLOBAL
                                                            ACQUISITIONS       VALUE       BOND PLUS
                                                           -------------- --------------- -----------
Assets:
Investments in shares of The Trusts, at fair value........    $316,134      $64,123,318    $751,784
Receivable for The Trusts shares sold.....................          --               --          --
Receivable for policy-related transactions................         473           92,282       2,329
                                                              --------      -----------    --------
  Total assets............................................     316,607       64,215,600     754,113
                                                              ========      ===========    ========
Liabilities:
Payable for The Trusts shares purchased...................         473           92,282       2,329
Payable for policy-related transactions...................          --               --          --
                                                              --------      -----------    --------
  Total liabilities.......................................         473           92,282       2,329
                                                              ========      ===========    ========
Net Assets................................................    $316,134      $64,123,318    $751,784
                                                              ========      ===========    ========
Net Assets:
Accumulation Units........................................     315,821       64,122,977     751,784
Retained by MONY America in Variable Account L............         313              341          --
                                                              --------      -----------    --------
Total net assets..........................................    $316,134      $64,123,318    $751,784
                                                              ========      ===========    ========
Investments in shares of The Trusts, at cost..............    $321,716      $58,383,097    $791,688
The Trusts shares held respective Funds...................      27,105        2,169,155      78,073
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................
   Class B................................................



                                                              EQ/GLOBAL    EQ/INTERMEDIATE
                                                            MULTI-SECTOR   GOVERNMENT BOND   EQ/INTERNATIONAL   EQ/INTERNATIONAL
                                                               EQUITY*          INDEX*           CORE PLUS           GROWTH
                                                           -------------- ----------------- ------------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value........   $4,464,406       $8,368,220         $551,557         $17,016,459
Receivable for The Trusts shares sold.....................           --               --               --                  --
Receivable for policy-related transactions................        6,512            3,369            2,407              30,483
                                                             ----------       ----------         --------         -----------
  Total assets............................................    4,470,918        8,371,589          553,964          17,046,942
                                                             ==========       ==========         ========         ===========
Liabilities:
Payable for The Trusts shares purchased...................        6,512            3,369            2,407              30,483
Payable for policy-related transactions...................           --               --               --                  --
                                                             ----------       ----------         --------         -----------
  Total liabilities.......................................        6,512            3,369            2,407              30,483
                                                             ==========       ==========         ========         ===========
Net Assets................................................   $4,464,406       $8,368,220         $551,557         $17,016,459
                                                             ==========       ==========         ========         ===========
Net Assets:
Accumulation Units........................................    4,464,267        8,252,151          551,557          17,000,464
Retained by MONY America in Variable Account L............          139          116,069               --              15,995
                                                             ----------       ----------         --------         -----------
Total net assets..........................................   $4,464,406       $8,368,220         $551,557         $17,016,459
                                                             ==========       ==========         ========         ===========
Investments in shares of The Trusts, at cost..............   $5,088,160       $8,664,001         $546,086         $16,725,924
The Trusts shares held respective Funds...................      394,442          872,414           61,570           2,985,123
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................      103,745          826,134
   Class B................................................      290,697           46,280

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/JPMORGAN
                                                                 VALUE       EQ/LARGE CAP   EQ/LARGE CAP
                                                            OPPORTUNITIES*     CORE PLUS    GROWTH INDEX
                                                           ---------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........     $258,313         $52,868       $567,860
Receivable for The Trusts shares sold.....................           --              --             --
Receivable for policy-related transactions................        3,068              --            611
                                                               --------         -------       --------
  Total assets............................................      261,381          52,868        568,471
                                                               ========         =======       ========
Liabilities:
Payable for The Trusts shares purchased...................        3,068              --            611
Payable for policy-related transactions...................           --              --             --
                                                               --------         -------       --------
  Total liabilities.......................................        3,068              --            611
                                                               ========         =======       ========
Net Assets................................................     $258,313         $52,868       $567,860
                                                               ========         =======       ========
Net Assets:
Accumulation Units........................................      258,313          52,868        567,860
Retained by MONY America in Variable Account L............           --              --             --
                                                               --------         -------       --------
Total net assets..........................................     $258,313         $52,868       $567,860
                                                               ========         =======       ========
Investments in shares of The Trusts, at cost..............     $258,718         $43,449       $512,973
The Trusts shares held respective Funds...................       29,253           7,680         76,258
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................          127
   Class B................................................       29,126



                                                            EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP     EQ/LORD ABBETT
                                                             GROWTH PLUS    VALUE INDEX    VALUE PLUS*   GROWTH AND INCOME*
                                                           -------------- -------------- -------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value........    $397,379       $199,360      $6,949,288        $5,851,491
Receivable for The Trusts shares sold.....................          --             --              --                --
Receivable for policy-related transactions................       3,761          1,191           1,129             2,827
                                                              --------       --------      ----------        ----------
  Total assets............................................     401,140        200,551       6,950,417         5,854,318
                                                              ========       ========      ==========        ==========
Liabilities:
Payable for The Trusts shares purchased...................       3,761          1,191           1,129             2,827
Payable for policy-related transactions...................          --             --              --                --
                                                              --------       --------      ----------        ----------
  Total liabilities.......................................       3,761          1,191           1,129             2,827
                                                              ========       ========      ==========        ==========
Net Assets................................................    $397,379       $199,360      $6,949,288        $5,851,491
                                                              ========       ========      ==========        ==========
Net Assets:
Accumulation Units........................................     397,379        199,360       6,931,980         5,851,288
Retained by MONY America in Variable Account L............          --             --          17,308               203
                                                              --------       --------      ----------        ----------
Total net assets..........................................    $397,379       $199,360      $6,949,288        $5,851,491
                                                              ========       ========      ==========        ==========
Investments in shares of The Trusts, at cost..............    $389,512       $247,819      $9,978,319        $6,791,219
The Trusts shares held respective Funds...................      27,234         42,912         760,322           662,285
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                                    523,507           631,245
   Class B................................................                                    236,815            31,040

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/LORD ABBETT   EQ/MID CAP    EQ/MID CAP
                                                            LARGE CAP CORE     INDEX*     VALUE PLUS*   EQ/MONEY MARKET*
                                                           ---------------- ------------ ------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value........     $259,465      $3,673,072   $12,239,245      $23,831,387
Receivable for The Trusts shares sold.....................           --              --            --           70,731
Receivable for policy-related transactions................        2,576           1,109        11,979               --
                                                               --------      ----------   -----------      -----------
  Total assets............................................      262,041       3,674,181    12,251,224       23,902,118
                                                               ========      ==========   ===========      ===========
Liabilities:
Payable for The Trusts shares purchased...................        2,576           1,103        12,917               --
Payable for policy-related transactions...................           --              --            --          139,037
                                                               --------      ----------   -----------      -----------
  Total liabilities.......................................        2,576           1,103        12,917          139,037
                                                               ========      ==========   ===========      ===========
Net Assets................................................     $259,465      $3,673,078   $12,238,307      $23,763,081
                                                               ========      ==========   ===========      ===========
Net Assets:
Accumulation Units........................................      259,465       3,673,078    12,234,496       23,704,951
Retained by MONY America in Variable Account L............           --              --         3,811           58,130
                                                               --------      ----------   -----------      -----------
Total net assets..........................................     $259,465      $3,673,078   $12,238,307      $23,763,081
                                                               ========      ==========   ===========      ===========
Investments in shares of The Trusts, at cost..............     $229,246      $4,478,375   $14,789,912      $23,822,860
The Trusts shares held respective Funds...................       24,346         547,418     1,478,525       23,820,806
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                      346,809     1,301,405        3,891,958
   Class B................................................                      200,609       177,120       19,928,848



                                                             EQ/MONTAG & CALDWELL   EQ/PIMCO ULTRA    EQ/QUALITY
                                                                    GROWTH            SHORT BOND*     BOND PLUS*
                                                            ---------------------- ---------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........        $49,538,556         $6,077,346     $10,401,885
Receivable for The Trusts shares sold.....................                 --                 --              --
Receivable for policy-related transactions................             35,995             19,670              --
                                                                  -----------         ----------     -----------
  Total assets............................................         49,574,551          6,097,016      10,401,885
                                                                  ===========         ==========     ===========
Liabilities:
Payable for The Trusts shares purchased...................             35,995             20,386             905
Payable for policy-related transactions...................                 --                 --               6
                                                                  -----------         ----------     -----------
  Total liabilities.......................................             35,995             20,386             911
                                                                  ===========         ==========     ===========
Net Assets................................................        $49,538,556         $6,076,630     $10,400,974
                                                                  ===========         ==========     ===========
Net Assets:
Accumulation Units........................................         49,528,804          6,076,528      10,399,913
Retained by MONY America in Variable Account L............              9,752                102           1,061
                                                                  -----------         ----------     -----------
Total net assets..........................................        $49,538,556         $6,076,630     $10,400,974
                                                                  ===========         ==========     ===========
Investments in shares of The Trusts, at cost..............        $44,024,366         $6,233,094     $10,660,476
The Trusts shares held respective Funds...................          8,708,794            613,586       1,158,511
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                               164,828          26,314
   Class B................................................                               448,758       1,132,197

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                                   EQ/UBS
                                                               EQ/SMALL      EQ/T. ROWE PRICE    GROWTH AND
                                                            COMPANY INDEX*     GROWTH STOCK        INCOME
                                                           ---------------- ------------------ --------------
Assets:
Investments in shares of The Trusts, at fair value........    $5,964,841        $36,230,845     $14,918,926
Receivable for The Trusts shares sold.....................            --             17,724          12,523
Receivable for policy-related transactions................           670                 --              --
                                                              ----------        -----------     -----------
  Total assets............................................     5,965,511         36,248,569      14,931,449
                                                              ==========        ===========     ===========
Liabilities:
Payable for The Trusts shares purchased...................           670                 --              --
Payable for policy-related transactions...................            --             17,724          12,523
                                                              ----------        -----------     -----------
  Total liabilities.......................................           670             17,724          12,523
                                                              ==========        ===========     ===========
Net Assets................................................    $5,964,841        $36,230,845     $14,918,926
                                                              ==========        ===========     ===========
Net Assets:
Accumulation Units........................................     5,964,688         36,205,441      14,914,440
Retained by MONY America in Variable Account L............           153             25,404           4,486
                                                              ----------        -----------     -----------
Total net assets..........................................    $5,964,841        $36,230,845     $14,918,926
                                                              ==========        ===========     ===========
Investments in shares of The Trusts, at cost..............    $5,499,861        $37,398,223     $15,505,707
The Trusts shares held respective Funds...................       707,473          2,050,013       2,814,200
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................       587,246
   Class B................................................       120,227
   Initial................................................
   Service................................................



                                                            EQ/VAN KAMPEN    EQ/VAN KAMPEN     FIDELITY VIP    FIDELITY VIP
                                                               COMSTOCK     MID CAP GROWTH*   ASSET MANAGER   CONTRAFUND(R)*
                                                           --------------- ----------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........     $191,697        $8,518,510        $98,742       $24,926,989
Receivable for The Trusts shares sold.....................           --                --             --            15,238
Receivable for policy-related transactions................           99             6,903             --            17,479
                                                               --------        ----------        -------       -----------
  Total assets............................................      191,796         8,525,413         98,742        24,959,706
                                                               ========        ==========        =======       ===========
Liabilities:
Payable for The Trusts shares purchased...................           99             6,903             --            17,479
Payable for policy-related transactions...................           --                --             --            15,238
                                                               --------        ----------        -------       -----------
  Total liabilities.......................................           99             6,903             --            32,717
                                                               ========        ==========        =======       ===========
Net Assets................................................     $191,697        $8,518,510        $98,742       $24,926,989
                                                               ========        ==========        =======       ===========
Net Assets:
Accumulation Units........................................      191,697         8,518,408         98,742        24,921,115
Retained by MONY America in Variable Account L............           --               102             --             5,874
                                                               --------        ----------        -------       -----------
Total net assets..........................................     $191,697        $8,518,510        $98,742       $24,926,989
                                                               ========        ==========        =======       ===========
Investments in shares of The Trusts, at cost..............     $197,766        $8,417,156        $86,996       $28,754,360
The Trusts shares held respective Funds...................       22,842           651,840          7,595         1,212,140
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                        577,126
   Class B................................................                         74,714
   Initial................................................                                                         250,147
   Service................................................                                                         961,993

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                                     FRANKLIN         FRANKLIN
                                                            FIDELITY VIP          FRANKLIN       RISING DIVIDENDS   ZERO COUPON
                                                         GROWTH AND INCOME   INCOME SECURITIES      SECURITIES          2010
                                                        ------------------- ------------------- ------------------ ------------
Assets:
Investments in shares of The Trusts, at fair value.....       $348,729           $6,792,072          $512,350         $124,379
Receivable for The Trusts shares sold..................             --                   --                --               --
Receivable for policy-related transactions.............             --                2,780               585              103
                                                              --------           ----------          --------         --------
  Total assets.........................................        348,729            6,794,852           512,935          124,482
                                                              ========           ==========          ========         ========
Liabilities:
Payable for The Trusts shares purchased................             --                2,780               585              103
Payable for policy-related transactions................             --                   --                --               --
                                                              --------           ----------          --------         --------
  Total liabilities....................................             --                2,780               585              103
                                                              ========           ==========          ========         ========
Net Assets.............................................       $348,729           $6,792,072          $512,350         $124,379
                                                              ========           ==========          ========         ========
Net Assets:
Accumulation Units.....................................        348,729            6,791,972           512,350          124,329
Retained by MONY America in Variable Account L.........             --                  100                --               50
                                                              --------           ----------          --------         --------
Total net assets.......................................       $348,729           $6,792,072          $512,350         $124,379
                                                              ========           ==========          ========         ========
Investments in shares of The Trusts, at cost...........       $407,091           $7,068,147          $563,318         $125,465
The Trusts shares held respective Funds................         31,502              481,025            32,305            7,808
-------
*  Denotes multiple share classes held by the
   respective fund.
   Institutional.......................................
   Service.............................................




                                                           JANUS ASPEN SERIES   JANUS ASPEN SERIES   JANUS ASPEN SERIES
                                                                BALANCED            ENTERPRISE             FORTY*
                                                          -------------------- -------------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value.....        $8,781,557           $12,019,464         $18,027,856
Receivable for The Trusts shares sold..................             9,487                    --                   9
Receivable for policy-related transactions.............                --                33,719             106,568
                                                               ----------           -----------         -----------
  Total assets.........................................         8,791,044            12,053,183          18,134,433
                                                               ==========           ===========         ===========
Liabilities:
Payable for The Trusts shares purchased................                --                33,719             106,568
Payable for policy-related transactions................             9,487                    --                   9
                                                               ----------           -----------         -----------
  Total liabilities....................................             9,487                33,719             106,577
                                                               ==========           ===========         ===========
Net Assets.............................................        $8,781,557           $12,019,464         $18,027,856
                                                               ==========           ===========         ===========
Net Assets:
Accumulation Units.....................................         8,781,459            12,019,382          18,026,460
Retained by MONY America in Variable Account L.........                98                    82               1,396
                                                               ----------           -----------         -----------
Total net assets.......................................        $8,781,557           $12,019,464         $18,027,856
                                                               ==========           ===========         ===========
Investments in shares of The Trusts, at cost...........        $8,446,983           $11,529,440         $15,942,276
The Trusts shares held respective Funds................           326,695               390,369             537,453
-------
*  Denotes multiple share classes held by the
   respective fund.
   Institutional.........................................                                                   466,382
   Service...............................................                                                    71,071

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            JANUS ASPEN SERIES   JANUS ASPEN SERIES   JANUS ASPEN SERIES
                                                               MID CAP VALUE          OVERSEAS*            WORLDWIDE
                                                           -------------------- -------------------- --------------------
Assets:
Investments in shares of The Trusts, at fair value........      $1,375,417           $7,966,288           $11,036,758
Receivable for The Trusts shares sold.....................              --                   --                    --
Receivable for policy-related transactions................          54,777              111,503                 4,488
                                                                ----------           ----------           -----------
  Total assets............................................       1,430,194            8,077,791            11,041,246
                                                                ==========           ==========           ===========
Liabilities:
Payable for The Trusts shares purchased...................          54,777              111,503                 4,488
Payable for policy-related transactions...................              --                   --                    --
                                                                ----------           ----------           -----------
  Total liabilities.......................................          54,777              111,503                 4,488
                                                                ==========           ==========           ===========
Net Assets................................................      $1,375,417           $7,966,288           $11,036,758
                                                                ==========           ==========           ===========
Net Assets:
Accumulation Units........................................       1,374,888            7,966,231            11,035,647
Retained by MONY America in Variable Account L............             529                   57                 1,111
                                                                ----------           ----------           -----------
Total net assets..........................................      $1,375,417           $7,966,288           $11,036,758
                                                                ==========           ==========           ===========
Investments in shares of The Trusts, at cost..............      $1,582,482           $8,157,874           $11,717,994
The Trusts shares held respective Funds...................         100,322              175,550               421,572
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................
   Class B................................................
   Institutional..........................................                               64,788
   Service................................................                              110,762



                                                                               MULTIMANAGER                  MULTIMANAGER
                                                                  MFS(R)        AGGRESSIVE    MULTIMANAGER   INTERNATIONAL
                                                             UTILITIES SERIES     EQUITY       CORE BOND*       EQUITY
                                                            ------------------ ------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........      $1,521,355        $559,559     $7,901,099      $836,065
Receivable for The Trusts shares sold.....................              --              --             --            --
Receivable for policy-related transactions................          58,830              39         34,730         2,573
                                                                ----------        --------     ----------      --------
  Total assets............................................       1,580,185         559,598      7,935,829       838,638
                                                                ==========        ========     ==========      ========
Liabilities:
Payable for The Trusts shares purchased...................          58,821              16         34,628         2,436
Payable for policy-related transactions...................              --              --             --            --
                                                                ----------        --------     ----------      --------
  Total liabilities.......................................          58,821              16         34,628         2,436
                                                                ==========        ========     ==========      ========
Net Assets................................................      $1,521,364        $559,582     $7,901,201      $836,202
                                                                ==========        ========     ==========      ========
Net Assets:
Accumulation Units........................................       1,521,364         559,582      7,901,055       836,066
Retained by MONY America in Variable Account L............              --              --            146           136
                                                                ----------        --------     ----------      --------
Total net assets..........................................      $1,521,364        $559,582     $7,901,201      $836,202
                                                                ==========        ========     ==========      ========
Investments in shares of The Trusts, at cost..............      $1,668,176        $520,385     $7,929,952      $909,433
The Trusts shares held respective Funds...................          66,377          24,372        768,113        78,831
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                                        685,657
   Class B................................................                                         82,456
   Institutional..........................................
   Service................................................

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            MULTIMANAGER  MULTIMANAGER   MULTIMANAGER
                                                             LARGE CAP      LARGE CAP      LARGE CAP
                                                            CORE EQUITY      GROWTH         VALUE*
                                                           ------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $101,224      $461,428      $4,588,662
Receivable for The Trusts shares sold.....................          --            --              --
Receivable for policy-related transactions................           4             4           2,682
                                                              --------      --------      ----------
  Total assets............................................     101,228       461,432       4,591,344
                                                              ========      ========      ==========
Liabilities:
Payable for The Trusts shares purchased...................           4             4           2,577
Payable for policy-related transactions...................          --            --              --
                                                              --------      --------      ----------
  Total liabilities.......................................           4             4           2,577
                                                              ========      ========      ==========
Net Assets................................................    $101,224      $461,428      $4,588,767
                                                              ========      ========      ==========
Net Assets:
Accumulation Units........................................     101,224       461,428       4,588,536
Retained by MONY America in Variable Account L............          --            --             231
                                                              --------      --------      ----------
Total net assets..........................................    $101,224      $461,428      $4,588,767
                                                              ========      ========      ==========
Investments in shares of The Trusts, at cost..............    $ 96,741      $461,474      $5,393,338
The Trusts shares held respective Funds...................      11,072        64,091         526,366
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                                   440,731
   Class B................................................                                    85,635



                                                            MULTIMANAGER   MULTIMANAGER   MULTIMANAGER   MULTIMANAGER
                                                               MID CAP        MID CAP     MULTI-SECTOR     SMALL CAP
                                                               GROWTH          VALUE          BOND*         GROWTH
                                                           -------------- -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $264,022       $498,955      $1,969,836    $11,392,539
Receivable for The Trusts shares sold.....................          --            111              --             --
Receivable for policy-related transactions................         791             --          11,518          3,001
                                                              --------       --------      ----------    -----------
  Total assets............................................     264,813        499,066       1,981,354     11,395,540
                                                              ========       ========      ==========    ===========
Liabilities:
Payable for The Trusts shares purchased...................         791             --          11,518          3,001
Payable for policy-related transactions...................          --            111              --             --
                                                              --------       --------      ----------    -----------
  Total liabilities.......................................         791            111          11,518          3,001
                                                              ========       ========      ==========    ===========
Net Assets................................................    $264,022       $498,955      $1,969,836    $11,392,539
                                                              ========       ========      ==========    ===========
Net Assets:
Accumulation Units........................................     264,022        498,955       1,969,571     11,392,320
Retained by MONY America in Variable Account L............          --             --             265            219
                                                              --------       --------      ----------    -----------
Total net assets..........................................    $264,022       $498,955      $1,969,836    $11,392,539
                                                              ========       ========      ==========    ===========
Investments in shares of The Trusts, at cost..............    $248,441       $423,293      $2,448,440    $12,959,602
The Trusts shares held respective Funds...................      37,270         62,703         527,642      1,647,421
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                                    304,669
   Class B................................................                                    222,973

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                      OPPENHEIMER
                                                        MULTIMANAGER                     GLOBAL
                                                          SMALL CAP    MULTIMANAGER    SECURITIES
                                                            VALUE       TECHNOLOGY      FUND/VA
                                                       -------------- -------------- -------------
Assets:
Investments in shares of The Trusts, at fair value....    $293,031       $691,500     $1,775,897
Receivable for The Trusts shares sold.................          --             --             --
Receivable for policy-related transactions............      77,947          1,528            786
                                                          --------       --------     ----------
  Total assets........................................     370,978        693,028      1,776,683
                                                          ========       ========     ==========
Liabilities:
Payable for The Trusts shares purchased...............      77,946          1,420            780
Payable for policy-related transactions...............          --             --             --
                                                          --------       --------     ----------
  Total liabilities...................................      77,946          1,420            780
                                                          ========       ========     ==========
Net Assets............................................    $293,032       $691,608     $1,775,903
                                                          ========       ========     ==========
Net Assets:
Accumulation Units....................................     293,032        691,500      1,775,903
Retained by MONY America in Variable Account L........          --            108             --
                                                          --------       --------     ----------
Total net assets......................................    $293,032       $691,608     $1,775,903
                                                          ========       ========     ==========
Investments in shares of The Trusts, at cost..........    $317,261       $629,201     $1,896,450
The Trusts shares held respective Funds...............      33,752         63,544         67,576



                                                                      THE UNIVERSAL   THE UNIVERSAL
                                                                      INSTITUTIONAL   INSTITUTIONAL
                                                           PIMCO       FUNDS, INC.     FUNDS, INC.     VAN ECK
                                                        GLOBAL BOND      EMERGING         GLOBAL      WORLDWIDE
                                                         (UNHEDGED)    MARKETS DEBT    VALUE EQUITY     BOND
                                                       ------------- --------------- --------------- ----------
Assets:
Investments in shares of The Trusts, at fair value....  $3,188,063       $282,637        $513,134     $115,181
Receivable for The Trusts shares sold.................          --             --              --           --
Receivable for policy-related transactions............         376         67,013             314           --
                                                        ----------       --------        --------     --------
  Total assets........................................   3,188,439        349,650         513,448      115,181
                                                        ==========       ========        ========     ========
Liabilities:
Payable for The Trusts shares purchased...............         376         67,013             311           --
Payable for policy-related transactions...............          --             --              --           --
                                                        ----------       --------        --------     --------
  Total liabilities...................................         376         67,013             311           --
                                                        ==========       ========        ========     ========
Net Assets............................................  $3,188,063       $282,637        $513,137     $115,181
                                                        ==========       ========        ========     ========
Net Assets:
Accumulation Units....................................   3,186,538        282,637         513,137      115,181
Retained by MONY America in Variable Account L........       1,525             --              --           --
                                                        ----------       --------        --------     --------
Total net assets......................................  $3,188,063       $282,637        $513,137     $115,181
                                                        ==========       ========        ========     ========
Investments in shares of The Trusts, at cost..........  $3,163,951       $268,453        $651,925     $110,945
The Trusts shares held respective Funds...............     250,634         36,469          70,875        9,803

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                                            VAN ECK
                                                           WORLDWIDE        VAN ECK
                                                            EMERGING       WORLDWIDE
                                                            MARKETS       HARD ASSETS
                                                         -------------   -------------
Assets:
Investments in shares of The Trusts, at fair value....    $1,891,307        $481,107
Receivable for The Trusts shares sold.................            --              --
Receivable for policy-related transactions............        52,140          85,228
                                                          ----------        --------
  Total assets........................................     1,943,447         566,335
                                                          ==========        ========
Liabilities:
Payable for The Trusts shares purchased...............        52,138          85,228
Payable for policy-related transactions...............            --              --
                                                          ----------        --------
  Total liabilities...................................        52,138          85,228
                                                          ==========        ========
Net Assets............................................    $1,891,309        $481,107
                                                          ==========        ========
Net Assets:
Accumulation Units....................................     1,891,309         481,107
Retained by MONY America in Variable Account L........            --              --
                                                          ----------        --------
Total net assets......................................    $1,891,309        $481,107
                                                          ==========        ========
Investments in shares of The Trusts, at cost..........    $1,704,447        $431,099
The Trusts shares held respective Funds...............       168,566          16,442

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009


                                                Contract                                Units
                                                charges   Share Class   Unit Value   Outstanding
                                               --------- ------------- ------------ ------------
AIM V.I. FINANCIAL SERVICES.................      0.00%     SERIES I    $   6.02            68
AIM V.I. FINANCIAL SERVICES.................      0.35%     SERIES I    $   5.95        26,955
AIM V.I. FINANCIAL SERVICES.................      0.35%     SERIES I    $   6.14         2,953

AIM V.I. GLOBAL HEALTH CARE.................      0.00%     SERIES I    $  13.58         5,714
AIM V.I. GLOBAL HEALTH CARE.................      0.35%     SERIES I    $  12.64        45,019
AIM V.I. GLOBAL HEALTH CARE.................      0.35%     SERIES I    $  12.81           120

AIM V.I. TECHNOLOGY.........................      0.00%     SERIES I    $  12.16            30
AIM V.I. TECHNOLOGY.........................      0.35%     SERIES I    $   9.21        19,620
AIM V.I. TECHNOLOGY.........................      0.35%     SERIES I    $  10.64            --

ALL ASSET ALLOCATION........................      0.00%        B        $  12.20        11,553
ALL ASSET ALLOCATION........................      0.35%        B        $  10.45       147,050
ALL ASSET ALLOCATION........................      0.35%        B        $  10.59     1,046,705
ALL ASSET ALLOCATION........................      0.35%        B        $  11.04         1,096
ALL ASSET ALLOCATION........................      0.35%        B        $  11.47       206,954
ALL ASSET ALLOCATION........................      0.75%        B        $  21.72     2,440,445

AXA AGGRESSIVE ALLOCATION...................      0.00%        A        $   7.86            94
AXA AGGRESSIVE ALLOCATION...................      0.00%        B        $ 128.17        98,717
AXA AGGRESSIVE ALLOCATION...................      0.35%        B        $   7.74        61,482
AXA AGGRESSIVE ALLOCATION...................      0.75%        B        $   7.66        13,266

AXA BALANCED STRATEGY.......................      0.00%        B        $ 101.74         2,439

AXA CONSERVATIVE ALLOCATION.................      0.00%        A        $  10.25            86
AXA CONSERVATIVE ALLOCATION.................      0.00%        B        $ 122.45        13,537
AXA CONSERVATIVE ALLOCATION.................      0.35%        B        $  10.09        13,021
AXA CONSERVATIVE ALLOCATION.................      0.75%        B        $   9.99        29,601

AXA CONSERVATIVE GROWTH STRATEGY............      0.00%        B        $ 101.49           296

AXA CONSERVATIVE STRATEGY...................      0.00%        B        $ 100.81           571

AXA CONSERVATIVE-PLUS ALLOCATION............      0.00%        A        $   9.54         1,177
AXA CONSERVATIVE-PLUS ALLOCATION............      0.00%        B        $ 122.96        24,632
AXA CONSERVATIVE-PLUS ALLOCATION............      0.35%        B        $   9.40        44,368
AXA CONSERVATIVE-PLUS ALLOCATION............      0.75%        B        $   9.30        19,429

AXA GROWTH STRATEGY.........................      0.00%        B        $ 102.40         2,943

AXA MODERATE ALLOCATION.....................      0.00%        A        $   9.15           279
AXA MODERATE ALLOCATION.....................      0.00%        B        $ 128.99       140,453
AXA MODERATE ALLOCATION.....................      0.35%        B        $   9.01       228,551
AXA MODERATE ALLOCATION.....................      0.75%        B        $   8.91        55,742

AXA MODERATE GROWTH STRATEGY................      0.00%        B        $ 102.03         6,335

AXA MODERATE-PLUS ALLOCATION................      0.00%        A        $   8.55         1,700
AXA MODERATE-PLUS ALLOCATION................      0.00%        B        $ 130.81       312,054
AXA MODERATE-PLUS ALLOCATION................      0.35%        B        $   8.42       262,526
AXA MODERATE-PLUS ALLOCATION................      0.75%        B        $   8.33       125,961

DREYFUS STOCK INDEX FUND, INC...............      0.00%     INITIAL     $  14.33     1,447,606
DREYFUS STOCK INDEX FUND, INC...............      0.35%     INITIAL     $   9.19        89,767
DREYFUS STOCK INDEX FUND, INC...............      0.35%     INITIAL     $   9.24     1,078,261
DREYFUS STOCK INDEX FUND, INC...............      0.75%     INITIAL     $   8.25       331,661

EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.00%        A        $  10.55       103,658
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.00%        B        $ 107.23        17,563

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.00%        A        $  11.36         2,330
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.35%        A        $  10.34         3,890
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.35%        A        $  10.36        45,065
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.00%        B        $ 154.43         5,090

EQ/BLACKROCK BASIC VALUE EQUITY.............      0.00%        B        $ 230.61         5,281
EQ/BLACKROCK BASIC VALUE EQUITY.............      0.35%        B        $  12.52        62,281

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                Contract                                Units
                                                charges   Share Class   Unit Value   Outstanding
                                               --------- ------------- ------------ ------------
EQ/BLACKROCK INTERNATIONAL VALUE............      0.00%        A        $  14.75       229,951
EQ/BLACKROCK INTERNATIONAL VALUE............      0.00%        B        $ 140.29         8,753

EQ/BOSTON ADVISORS EQUITY INCOME............      0.00%        A        $  14.60       554,560
EQ/BOSTON ADVISORS EQUITY INCOME............      0.60%        A        $   9.05        41,398
EQ/BOSTON ADVISORS EQUITY INCOME............      0.00%        B        $ 103.43         3,373
EQ/BOSTON ADVISORS EQUITY INCOME............      0.35%        B        $  11.78         2,529
EQ/BOSTON ADVISORS EQUITY INCOME............      0.35%        B        $  11.91        39,921
EQ/BOSTON ADVISORS EQUITY INCOME............      0.35%        B        $  12.16       314,695
EQ/BOSTON ADVISORS EQUITY INCOME............      0.35%        B        $  12.36       117,076
EQ/BOSTON ADVISORS EQUITY INCOME............      0.75%        B        $  10.46       119,497

EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.00%        A        $   7.20         3,092
EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.35%        A        $   6.16        10,027
EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.35%        A        $   6.39       153,934
EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.75%        A        $   6.99        16,480
EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.00%        B        $  80.31           256
EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.35%        B        $   8.71        22,804

EQ/CAPITAL GUARDIAN GROWTH..................      0.00%        A        $  10.60        19,374
EQ/CAPITAL GUARDIAN GROWTH..................      0.00%        B        $  69.81         3,095

EQ/CAPITAL GUARDIAN RESEARCH................      0.00%        A        $   8.28         8,330
EQ/CAPITAL GUARDIAN RESEARCH................      0.35%        A        $   8.05       136,571
EQ/CAPITAL GUARDIAN RESEARCH................      0.35%        A        $   8.21        18,027
EQ/CAPITAL GUARDIAN RESEARCH................      0.35%        A        $  12.05        53,599
EQ/CAPITAL GUARDIAN RESEARCH................      0.60%        A        $   9.25       152,521
EQ/CAPITAL GUARDIAN RESEARCH................      0.75%        A        $  10.02         9,731
EQ/CAPITAL GUARDIAN RESEARCH................      0.00%        B        $ 118.02         1,234

EQ/COMMON STOCK INDEX.......................      0.00%        A        $  13.02         9,006
EQ/COMMON STOCK INDEX.......................      0.00%        B        $  83.59        28,845

EQ/CORE BOND INDEX..........................      0.00%        A        $  13.33     1,306,179
EQ/CORE BOND INDEX..........................      0.35%        A        $  12.98        72,242
EQ/CORE BOND INDEX..........................      0.35%        A        $  13.18       554,058
EQ/CORE BOND INDEX..........................      0.35%        A        $  13.52        17,887
EQ/CORE BOND INDEX..........................      0.35%        A        $  13.59       439,588
EQ/CORE BOND INDEX..........................      0.60%        A        $  10.11        12,543
EQ/CORE BOND INDEX..........................      0.75%        A        $  10.11       352,375
EQ/CORE BOND INDEX..........................      0.00%        B        $ 119.83        10,181

EQ/EQUITY 500 INDEX.........................      0.00%        B        $  91.81        26,585

EQ/EQUITY GROWTH PLUS.......................      0.00%        B        $ 143.43        13,568
EQ/EQUITY GROWTH PLUS.......................      0.35%        B        $   9.96       606,427
EQ/EQUITY GROWTH PLUS.......................      0.75%        B        $   9.79       174,480

EQ/EVERGREEN OMEGA..........................      0.00%        B        $ 109.78         2,297

EQ/GAMCO MERGERS AND ACQUISITIONS...........      0.00%        B        $ 123.62         2,555

EQ/GAMCO SMALL COMPANY VALUE................      0.00%        B        $  33.12        46,263
EQ/GAMCO SMALL COMPANY VALUE................      0.00%        B        $ 150.93        14,637
EQ/GAMCO SMALL COMPANY VALUE................      0.35%        B        $  19.61        18,282
EQ/GAMCO SMALL COMPANY VALUE................      0.35%        B        $  20.39       396,620
EQ/GAMCO SMALL COMPANY VALUE................      0.35%        B        $  25.54        52,502
EQ/GAMCO SMALL COMPANY VALUE................      0.35%        B        $  27.05       692,891
EQ/GAMCO SMALL COMPANY VALUE................      0.75%        B        $  48.93       650,981

EQ/GLOBAL BOND PLUS.........................      0.00%        B        $ 120.05         6,262

EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.35%        A        $  25.15         6,924
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.35%        A        $  26.72        37,513
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.00%        B        $ 194.58        16,897

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.00%        A        $  16.22        29,035

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                Contract                                Units
                                                charges   Share Class   Unit Value   Outstanding
                                               --------- ------------- ------------ ------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.35%        A        $  12.56       188,297
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.35%        A        $  12.56         7,374
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.35%        A        $  14.72       189,504
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.35%        A        $  14.77        16,534
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.75%        A        $  17.56       111,920
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.00%        B        $ 110.91         2,935

EQ/INTERNATIONAL CORE PLUS..................      0.00%        B        $ 128.10         4,307

EQ/INTERNATIONAL GROWTH.....................      0.00%        B        $  13.30         8,281
EQ/INTERNATIONAL GROWTH.....................      0.00%        B        $ 138.85         6,439
EQ/INTERNATIONAL GROWTH.....................      0.35%        B        $  11.95        72,504
EQ/INTERNATIONAL GROWTH.....................      0.35%        B        $  12.72       445,476
EQ/INTERNATIONAL GROWTH.....................      0.75%        B        $  18.78       503,889

EQ/JPMORGAN VALUE OPPORTUNITIES.............      0.00%        A        $   7.30           153
EQ/JPMORGAN VALUE OPPORTUNITIES.............      0.00%        B        $ 144.25         1,783

EQ/LARGE CAP CORE PLUS......................      0.00%        B        $  92.37           572

EQ/LARGE CAP GROWTH INDEX...................      0.00%        B        $  77.13         7,362

EQ/LARGE CAP GROWTH PLUS....................      0.00%        B        $ 165.73         2,398

EQ/LARGE CAP VALUE INDEX....................      0.00%        B        $  55.34         3,603

EQ/LARGE CAP VALUE PLUS.....................      0.00%        A        $  12.62       313,585
EQ/LARGE CAP VALUE PLUS.....................      0.35%        A        $   8.73         5,050
EQ/LARGE CAP VALUE PLUS.....................      0.35%        A        $   8.98        87,543
EQ/LARGE CAP VALUE PLUS.....................      0.00%        B        $ 102.48        20,914

EQ/LORD ABBETT GROWTH AND INCOME............      0.35%        A        $  10.91        11,437
EQ/LORD ABBETT GROWTH AND INCOME............      0.35%        A        $  11.53       148,638
EQ/LORD ABBETT GROWTH AND INCOME............      0.35%        A        $  11.59       312,759
EQ/LORD ABBETT GROWTH AND INCOME............      0.35%        A        $  11.59         9,776
EQ/LORD ABBETT GROWTH AND INCOME............      0.00%        B        $  97.18         2,824

EQ/LORD ABBETT LARGE CAP CORE...............      0.00%        B        $ 115.16         2,253

EQ/MID CAP INDEX............................      0.35%        A        $  11.79         4,731
EQ/MID CAP INDEX............................      0.35%        A        $  12.32       185,243
EQ/MID CAP INDEX............................      0.00%        B        $ 104.63        12,753

EQ/MID CAP VALUE PLUS.......................      0.00%        A        $  11.29       132,060
EQ/MID CAP VALUE PLUS.......................      0.35%        A        $  11.27       824,381
EQ/MID CAP VALUE PLUS.......................      0.00%        B        $ 161.72         8,977

EQ/MONEY MARKET.............................      0.00%        A        $  11.42       489,158
EQ/MONEY MARKET.............................      0.35%        A        $  11.24       556,739
EQ/MONEY MARKET.............................      0.35%        A        $  11.24       407,577
EQ/MONEY MARKET.............................      0.60%        A        $  11.12         5,934
EQ/MONEY MARKET.............................      0.75%        A        $  11.05       312,145
EQ/MONEY MARKET.............................      0.00%        B        $ 131.48        29,607

EQ/MONTAG & CALDWELL GROWTH.................      0.00%        B        $   9.29       283,938
EQ/MONTAG & CALDWELL GROWTH.................      0.00%        B        $ 125.64         2,483
EQ/MONTAG & CALDWELL GROWTH.................      0.35%        B        $  10.87       367,787
EQ/MONTAG & CALDWELL GROWTH.................      0.35%        B        $  11.17     2,909,311
EQ/MONTAG & CALDWELL GROWTH.................      0.35%        B        $  11.19        22,670
EQ/MONTAG & CALDWELL GROWTH.................      0.35%        B        $  11.43       608,005
EQ/MONTAG & CALDWELL GROWTH.................      0.75%        B        $   8.68       329,798

EQ/PIMCO ULTRA SHORT BOND...................      0.00%        A        $  13.62       119,768
EQ/PIMCO ULTRA SHORT BOND...................      0.00%        B        $ 116.26        12,056
EQ/PIMCO ULTRA SHORT BOND...................      0.35%        B        $  13.35        17,397
EQ/PIMCO ULTRA SHORT BOND...................      0.35%        B        $  13.38        74,234
EQ/PIMCO ULTRA SHORT BOND...................      0.35%        B        $  13.39         4,633
EQ/PIMCO ULTRA SHORT BOND...................      0.35%        B        $  13.46       130,482

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                               Contract                                  Units
                                               charges    Share Class    Unit Value   Outstanding
                                              --------- --------------- ------------ ------------
EQ/QUALITY BOND PLUS.......................      0.00%        A          $  10.12        23,445
EQ/QUALITY BOND PLUS.......................      0.00%        B          $ 151.95         6,905
EQ/QUALITY BOND PLUS.......................      0.35%        B          $  16.71        39,828
EQ/QUALITY BOND PLUS.......................      0.35%        B          $  16.79       221,958
EQ/QUALITY BOND PLUS.......................      0.75%        B          $  23.17       203,736

EQ/SMALL COMPANY INDEX.....................      0.00%        A          $   7.83       524,748
EQ/SMALL COMPANY INDEX.....................      0.35%        A          $  14.41        58,319
EQ/SMALL COMPANY INDEX.....................      0.00%        B          $ 142.12         7,135

EQ/T. ROWE PRICE GROWTH STOCK..............      0.00%        B          $  11.45       205,818
EQ/T. ROWE PRICE GROWTH STOCK..............      0.00%        B          $  98.42         3,452
EQ/T. ROWE PRICE GROWTH STOCK..............      0.35%        B          $   9.28        96,147
EQ/T. ROWE PRICE GROWTH STOCK..............      0.35%        B          $   9.37     1,015,207
EQ/T. ROWE PRICE GROWTH STOCK..............      0.75%        B          $  19.39     1,192,595

EQ/UBS GROWTH AND INCOME...................      0.00%        B          $ 109.54         2,102
EQ/UBS GROWTH AND INCOME...................      0.35%        B          $  10.68         5,079
EQ/UBS GROWTH AND INCOME...................      0.35%        B          $  10.88       132,572
EQ/UBS GROWTH AND INCOME...................      0.35%        B          $  11.05       854,040
EQ/UBS GROWTH AND INCOME...................      0.35%        B          $  11.30       176,840
EQ/UBS GROWTH AND INCOME...................      0.75%        B          $   8.69       201,905

EQ/VAN KAMPEN COMSTOCK.....................      0.00%        B          $  96.28         1,990

EQ/VAN KAMPEN MID CAP GROWTH...............      0.00%        A          $  16.86        66,481
EQ/VAN KAMPEN MID CAP GROWTH...............      0.35%        A          $  10.15        24,908
EQ/VAN KAMPEN MID CAP GROWTH...............      0.35%        A          $  10.22       416,186
EQ/VAN KAMPEN MID CAP GROWTH...............      0.35%        A          $  15.89       111,405
EQ/VAN KAMPEN MID CAP GROWTH...............      0.35%        A          $  16.42         9,245
EQ/VAN KAMPEN MID CAP GROWTH...............      0.00%        B          $ 138.16         7,025

FIDELITY VIP ASSET MANAGER.................      0.00%     INITIAL       $  12.64         7,809

FIDELITY VIP CONTRAFUND(R).................      0.00%     INITIAL       $  14.01       368,204
FIDELITY VIP CONTRAFUND(R).................      0.35%     SERVICE       $  13.39        66,249
FIDELITY VIP CONTRAFUND(R).................      0.35%     SERVICE       $  14.39       910,231
FIDELITY VIP CONTRAFUND(R).................      0.75%     SERVICE       $  12.36       466,971

FIDELITY VIP GROWTH AND INCOME.............      0.00%     INITIAL       $   9.75        35,765

FRANKLIN INCOME SECURITIES.................      0.00%        2          $   9.53        63,016
FRANKLIN INCOME SECURITIES.................      0.35%        2          $   9.46        20,865
FRANKLIN INCOME SECURITIES.................      0.35%        2          $  14.92       401,702

FRANKLIN RISING DIVIDENDS SECURITIES.......      0.35%        2          $  12.43        41,207

FRANKLIN ZERO COUPON 2010..................      0.35%        2          $  12.65         9,827

JANUS ASPEN SERIES BALANCED................      0.35%  INSTITUTIONAL    $  15.23        70,999
JANUS ASPEN SERIES BALANCED................      0.35%  INSTITUTIONAL    $  15.51       399,113
JANUS ASPEN SERIES BALANCED................      0.75%  INSTITUTIONAL    $  14.84       101,788

JANUS ASPEN SERIES ENTERPRISE..............      0.00%  INSTITUTIONAL    $   6.94       254,997
JANUS ASPEN SERIES ENTERPRISE..............      0.35%  INSTITUTIONAL    $   6.87        83,506
JANUS ASPEN SERIES ENTERPRISE..............      0.35%  INSTITUTIONAL    $   8.29     1,015,454
JANUS ASPEN SERIES ENTERPRISE..............      0.75%  INSTITUTIONAL    $  11.04       113,456

JANUS ASPEN SERIES FORTY...................      0.00%  INSTITUTIONAL    $  10.56       500,076
JANUS ASPEN SERIES FORTY...................      0.35%  INSTITUTIONAL    $  12.82        62,142
JANUS ASPEN SERIES FORTY...................      0.35%  INSTITUTIONAL    $  13.54       441,298
JANUS ASPEN SERIES FORTY...................      0.75%  INSTITUTIONAL    $   9.92       364,905
JANUS ASPEN SERIES FORTY...................      0.35%     SERVICE       $  16.70       132,870
JANUS ASPEN SERIES FORTY...................      0.35%     SERVICE       $  16.83         8,252

JANUS ASPEN SERIES MID CAP VALUE...........      0.00%     SERVICE       $  15.34        89,627

JANUS ASPEN SERIES OVERSEAS................      0.00%  INSTITUTIONAL    $  20.11       147,843
JANUS ASPEN SERIES OVERSEAS................      0.35%     SERVICE       $  26.37        10,576

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                                       Contract                                   Units
                                                       charges     Share Class    Unit Value   Outstanding
                                                      --------- ---------------- ------------ ------------
JANUS ASPEN SERIES OVERSEAS........................      0.35%       SERVICE      $  26.44       178,303

JANUS ASPEN SERIES WORLDWIDE.......................      0.00%    INSTITUTIONAL   $   7.63        73,689
JANUS ASPEN SERIES WORLDWIDE.......................      0.35%    INSTITUTIONAL   $   7.38        66,136
JANUS ASPEN SERIES WORLDWIDE.......................      0.35%    INSTITUTIONAL   $   8.38       849,499
JANUS ASPEN SERIES WORLDWIDE.......................      0.75%    INSTITUTIONAL   $   5.89       486,464

MFS(R) UTILITIES SERIES............................      0.00%       INITIAL      $  26.30         8,137
MFS(R) UTILITIES SERIES............................      0.35%       INITIAL      $  23.48         5,899
MFS(R) UTILITIES SERIES............................      0.35%       INITIAL      $  24.49        47,720

MULTIMANAGER AGGRESSIVE EQUITY.....................      0.00%          B         $  74.30         7,531

MULTIMANAGER CORE BOND.............................      0.00%          A         $  11.44       616,336
MULTIMANAGER CORE BOND.............................      0.00%          B         $ 145.18         5,850

MULTIMANAGER INTERNATIONAL EQUITY..................      0.00%          B         $ 181.13         4,615

MULTIMANAGER LARGE CAP CORE EQUITY.................      0.00%          B         $ 138.05           733

MULTIMANAGER LARGE CAP GROWTH......................      0.00%          B         $ 116.67         3,955

MULTIMANAGER LARGE CAP VALUE.......................      0.00%          A         $   7.28       527,527
MULTIMANAGER LARGE CAP VALUE.......................      0.00%          B         $ 148.60         5,023

MULTIMANAGER MID CAP GROWTH........................      0.00%          B         $ 162.19         1,628

MULTIMANAGER MID CAP VALUE.........................      0.00%          B         $ 137.87         3,619

MULTIMANAGER MULTI-SECTOR BOND.....................      0.35%          A         $  12.35         3,521
MULTIMANAGER MULTI-SECTOR BOND.....................      0.35%          A         $  12.88        85,095
MULTIMANAGER MULTI-SECTOR BOND.....................      0.00%          B         $ 115.82         7,166

MULTIMANAGER SMALL CAP GROWTH......................      0.00%          B         $  10.67        86,860
MULTIMANAGER SMALL CAP GROWTH......................      0.00%          B         $ 109.93         4,357
MULTIMANAGER SMALL CAP GROWTH......................      0.35%          B         $  10.30         2,452
MULTIMANAGER SMALL CAP GROWTH......................      0.35%          B         $  10.35       242,575
MULTIMANAGER SMALL CAP GROWTH......................      0.35%          B         $  14.87        43,818
MULTIMANAGER SMALL CAP GROWTH......................      0.35%          B         $  15.29       394,092
MULTIMANAGER SMALL CAP GROWTH......................      0.75%          B         $   9.61        80,606

MULTIMANAGER SMALL CAP VALUE.......................      0.00%          B         $ 162.86         1,800

MULTIMANAGER TECHNOLOGY............................      0.00%          B         $ 182.41         3,790

OPPENHEIMER GLOBAL SECURITIES FUND/VA..............      0.35%       SERVICE      $  17.46       101,692

PIMCO GLOBAL BOND (UNHEDGED).......................      0.35%   ADMINISTRATIVE   $  16.80         7,738
PIMCO GLOBAL BOND (UNHEDGED).......................      0.35%   ADMINISTRATIVE   $  17.71        57,579
PIMCO GLOBAL BOND (UNHEDGED).......................      0.35%   ADMINISTRATIVE   $  18.37       105,884
PIMCO GLOBAL BOND (UNHEDGED).......................      0.35%   ADMINISTRATIVE   $  18.44         4,955

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. EMERGING
MARKETS DEBT.......................................      0.00%          I         $  21.29        13,275

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. GLOBAL
VALUE EQUITY.......................................      0.00%          I         $  11.00         5,813
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. GLOBAL
VALUE EQUITY.......................................      0.35%          I         $  11.51        37,608
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. GLOBAL
VALUE EQUITY.......................................      0.35%          I         $  13.13         1,236

VAN ECK WORLDWIDE BOND.............................      0.00%       INITIAL      $  19.33         5,960

VAN ECK WORLDWIDE EMERGING MARKETS.................      0.00%       INITIAL      $  19.01        99,485

VAN ECK WORLDWIDE HARD ASSETS......................      0.00%       INITIAL      $  40.60        11,849


----------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                             AIM V.I.
                                                      AIM V.I. FINANCIAL      GLOBAL      AIM V.I.
                                                           SERVICES        HEALTH CARE   TECHNOLOGY
                                                     -------------------- ------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $    5,048        $   1,917     $     --
 Expenses:
  Less: Asset-based charges.........................             479            1,731          404
                                                          ----------        ---------     --------
Net Investment Income (Loss)........................           4,569              186         (404)
                                                          ----------        ---------     --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         (70,109)         (50,373)      (5,353)
  Realized gain distribution from The Trusts........              --               --           --
                                                          ----------        ---------     --------
 Net realized gain (loss)...........................         (70,109)         (50,373)      (5,353)
                                                          ----------        ---------     --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         103,659          180,870       58,899
                                                          ----------        ---------     --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................          33,550          130,497       53,546
                                                          ----------        ---------     --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $   38,119        $ 130,683     $ 53,142
                                                          ==========        =========     ========



                                                        ALL ASSET     AXA AGGRESSIVE   AXA BALANCED   AXA CONSERVATIVE
                                                        ALLOCATION      ALLOCATION       STRATEGY        ALLOCATION
                                                     --------------- ---------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $  1,267,010      $  112,234      $   1,130        $  43,057
 Expenses:
  Less: Asset-based charges.........................       409,416           1,804             --            2,114
                                                      ------------      ----------      ---------        ---------
Net Investment Income (Loss)........................       857,594         110,430          1,130           40,943
                                                      ------------      ----------      ---------        ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (4,230,685)       (244,419)            --          (55,949)
  Realized gain distribution from The Trusts........     1,100,537       1,358,721            476           61,758
                                                      ------------      ----------      ---------        ---------
 Net realized gain (loss)...........................    (3,130,148)      1,114,302            476            5,809
                                                      ------------      ----------      ---------        ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................    16,537,637       1,405,253         (1,403)          97,801
                                                      ------------      ----------      ---------        ---------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    13,407,489       2,519,555           (927)         103,610
                                                      ------------      ----------      ---------        ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 14,265,083      $2,629,985      $     203        $ 144,553
                                                      ============      ==========      =========        =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                           AXA
                                                      CONSERVATIVE                             AXA
                                                         GROWTH      AXA CONSERVATIVE   CONSERVATIVE-PLUS
                                                        STRATEGY         STRATEGY           ALLOCATION
                                                     -------------- ------------------ -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   249         $     949           $  61,631
 Expenses:
  Less: Asset-based charges.........................         --                --               1,475
                                                        -------         ---------           ---------
Net Investment Income (Loss)........................        249               949              60,156
                                                        -------         ---------           ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          1                 1             (47,136)
  Realized gain distribution from The Trusts........         70               107             195,010
                                                        -------         ---------           ---------
 Net realized gain (loss)...........................         71               108             147,874
                                                        -------         ---------           ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................       (326)           (1,446)            150,401
                                                        -------         ---------           ---------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       (255)           (1,338)            298,275
                                                        -------         ---------           ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $    (6)        $    (389)          $ 358,431
                                                        =======         =========           =========



                                                                                        AXA              AXA
                                                      AXA GROWTH   AXA MODERATE   MODERATE GROWTH   MODERATE-PLUS
                                                       STRATEGY     ALLOCATION        STRATEGY       ALLOCATION
                                                     ------------ -------------- ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $1,982      $  257,761       $   3,025       $  521,110
 Expenses:
  Less: Asset-based charges.........................        --           8,229              --           11,509
                                                        ------      ----------       ---------       ----------
Net Investment Income (Loss)........................     1,982         249,532           3,025          509,601
                                                        ------      ----------       ---------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        29        (180,219)            899         (431,425)
  Realized gain distribution from The Trusts........     1,245       1,274,384           1,793        3,513,607
                                                        ------      ----------       ---------       ----------
 Net realized gain (loss)...........................     1,274       1,094,165           2,692        3,082,182
                                                        ------      ----------       ---------       ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      (629)      1,119,489          (3,656)       3,591,571
                                                        ------      ----------       ---------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       645       2,213,654            (964)       6,673,753
                                                        ------      ----------       ---------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $2,627      $2,463,186       $   2,061       $7,183,354
                                                        ======      ==========       =========       ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                    DREYFUS STOCK    EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                  INDEX FUND, INC.       INTERNATIONAL        SMALL CAP GROWTH
                                                 ------------------ ---------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.....................   $     648,594        $      65,048            $     874
 Expenses:
  Less: Asset-based charges.....................          50,367                   --                1,464
                                                   -------------        -------------            ---------
Net Investment Income (Loss)....................         598,227               65,048                 (590)
                                                   -------------        -------------            ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...........      (2,111,429)          (2,177,902)             (50,590)
  Realized gain distribution from The Trusts....       2,033,061                   --                   --
                                                   -------------        -------------            ---------
 Net realized gain (loss).......................         (78,368)          (2,177,902)             (50,590)
                                                   -------------        -------------            ---------
 Change in unrealized appreciation
  (depreciation) of investments.................       6,764,052            2,497,430              388,182
                                                   -------------        -------------            ---------
Net Realized and Unrealized Gain (Loss) on
 Investments....................................       6,685,684              319,528              337,592
                                                   -------------        -------------            ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations......................   $   7,283,911        $     384,576            $ 337,002
                                                   =============        =============            =========



                                                                        EQ/BLACKROCK                         EQ/CALVERT
                                                     EQ/BLACKROCK      INTERNATIONAL   EQ/BOSTON ADVISORS     SOCIALLY
                                                  BASIC VALUE EQUITY       VALUE          EQUITY INCOME     RESPONSIBLE
                                                 -------------------- --------------- -------------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.....................     $    43,166       $      91,068     $     390,488      $     5,796
 Expenses:
  Less: Asset-based charges.....................           2,241                  --            29,715            4,373
                                                     -----------       -------------     -------------      -----------
Net Investment Income (Loss)....................          40,925              91,068           360,773            1,423
                                                     -----------       -------------     -------------      -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...........        (110,598)         (1,383,099)       (2,157,541)        (107,639)
  Realized gain distribution from The Trusts....              --                  --                --               --
                                                     -----------       -------------     -------------      -----------
 Net realized gain (loss).......................        (110,598)         (1,383,099)       (2,157,541)        (107,639)
                                                     -----------       -------------     -------------      -----------
 Change in unrealized appreciation
  (depreciation) of investments.................         492,828           2,502,709         3,493,570          433,775
                                                     -----------       -------------     -------------      -----------
Net Realized and Unrealized Gain (Loss) on
 Investments....................................         382,230           1,119,610         1,336,029          326,136
                                                     -----------       -------------     -------------      -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations......................     $   423,155       $   1,210,678     $   1,696,802      $   327,559
                                                     ===========       =============     =============      ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/CAPITAL GUARDIAN  EQ/CAPITAL GUARDIAN
                                                            GROWTH               RESEARCH
                                                     -------------------- ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $   1,703            $    46,647
 Expenses:
  Less: Asset-based charges.........................             --                 13,842
                                                          ---------            -----------
Net Investment Income (Loss)........................          1,703                 32,805
                                                          ---------            -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (25,282)              (212,068)
  Realized gain distribution from The Trusts........             --                     --
                                                          ---------            -----------
 Net realized gain (loss)...........................        (25,282)              (212,068)
                                                          ---------            -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        124,354              1,060,600
                                                          ---------            -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         99,072                848,532
                                                          ---------            -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $ 100,775            $   881,337
                                                          =========            ===========



                                                      EQ/COMMON STOCK   EQ/CORE BOND   EQ/EQUITY 500    EQ/EQUITY    EQ/EVERGREEN
                                                           INDEX            INDEX          INDEX       GROWTH PLUS       OMEGA
                                                     ----------------- -------------- --------------- ------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $  36,778      $   940,824      $  40,838     $   73,716      $    280
 Expenses:
  Less: Asset-based charges.........................            --           37,716             --         30,778            --
                                                         ---------      -----------      ---------     ----------      --------
Net Investment Income (Loss)........................        36,778          903,108         40,838         42,938           280
                                                         ---------      -----------      ---------     ----------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (96,501)        (609,464)       (52,554)      (327,164)       (7,241)
  Realized gain distribution from The Trusts........            --               --          5,335             --            --
                                                         ---------      -----------      ---------     ----------      --------
 Net realized gain (loss)...........................       (96,501)        (609,464)       (47,219)      (327,164)       (7,241)
                                                         ---------      -----------      ---------     ----------      --------
 Change in unrealized appreciation
  (depreciation) of investments.....................       580,026         (284,396)       505,012      2,434,489        47,533
                                                         ---------      -----------      ---------     ----------      --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       483,525         (893,860)       457,793      2,107,325        40,292
                                                         ---------      -----------      ---------     ----------      --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $ 520,303      $     9,248      $ 498,631     $2,150,263      $ 40,572
                                                         =========      ===========      =========     ==========      ========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/GAMCO        EQ/GAMCO
                                                       MERGERS AND   SMALL COMPANY    EQ/GLOBAL
                                                      ACQUISITIONS       VALUE        BOND PLUS
                                                     -------------- --------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $     --      $   222,940    $    4,923
 Expenses:
  Less: Asset-based charges.........................          --          292,363            --
                                                        --------      -----------    ----------
Net Investment Income (Loss)........................          --          (69,423)        4,923
                                                        --------      -----------    ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (2,659)         555,549       (18,268)
  Realized gain distribution from The Trusts........       1,336               --         2,265
                                                        --------      -----------    ----------
 Net realized gain (loss)...........................      (1,323)         555,549       (16,003)
                                                        --------      -----------    ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      41,424       18,681,526        26,488
                                                        --------      -----------    ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      40,101       19,237,075        10,485
                                                        --------      -----------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 40,101      $19,167,652    $   15,408
                                                        ========      ===========    ==========



                                                        EQ/GLOBAL    EQ/INTERMEDIATE
                                                      MULTI-SECTOR   GOVERNMENT BOND   EQ/INTERNATIONAL   EQ/INTERNATIONAL
                                                         EQUITY           INDEX            CORE PLUS           GROWTH
                                                     -------------- ----------------- ------------------ -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $   48,657      $  108,059         $  13,731          $  165,564
 Expenses:
  Less: Asset-based charges.........................        3,317           9,189                --              81,098
                                                       ----------      ----------         ---------          ----------
Net Investment Income (Loss)........................       45,340          98,870            13,731              84,466
                                                       ----------      ----------         ---------          ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (152,197)        (17,465)          (26,241)            434,510
  Realized gain distribution from The Trusts........           --              --                --                  --
                                                       ----------      ----------         ---------          ----------
 Net realized gain (loss)...........................     (152,197)        (17,465)          (26,241)            434,510
                                                       ----------      ----------         ---------          ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    1,451,216        (294,394)          126,819           4,092,177
                                                       ----------      ----------         ---------          ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    1,299,019        (311,859)          100,578           4,526,687
                                                       ----------      ----------         ---------          ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $1,344,359      $ (212,989)        $ 114,309          $4,611,153
                                                       ==========      ==========         =========          ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       EQ/JPMORGAN
                                                          VALUE       EQ/LARGE CAP   EQ/LARGE CAP
                                                      OPPORTUNITIES     CORE PLUS    GROWTH INDEX
                                                     --------------- -------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $  3,117       $    2,018      $ 10,158
 Expenses:
  Less: Asset-based charges.........................          --               --            --
                                                        --------       ----------      --------
Net Investment Income (Loss)........................       3,117            2,018        10,158
                                                        --------       ----------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (9,558)         (13,940)       (3,124)
  Realized gain distribution from The Trusts........          --               --            --
                                                        --------       ----------      --------
 Net realized gain (loss)...........................      (9,558)         (13,940)       (3,124)
                                                        --------       ----------      --------
 Change in unrealized appreciation
  (depreciation) of investments.....................      59,319           21,976       134,095
                                                        --------       ----------      --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      49,761            8,036       130,971
                                                        --------       ----------      --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 52,878       $   10,054      $141,129
                                                        ========       ==========      ========



                                                      EQ/LARGE CAP   EQ/LARGE CAP    EQ/LARGE CAP    EQ/LORD ABBETT
                                                       GROWTH PLUS    VALUE INDEX     VALUE PLUS    GROWTH AND INCOME
                                                     -------------- -------------- --------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $    4,161      $ 15,250     $     145,652     $    50,665
 Expenses:
  Less: Asset-based charges.........................           --            --             2,406          17,029
                                                       ----------      --------     -------------     -----------
Net Investment Income (Loss)........................        4,161        15,250           143,246          33,636
                                                       ----------      --------     -------------     -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (11,615)       (9,622)       (1,244,912)       (617,052)
  Realized gain distribution from The Trusts........           --            --                --              --
                                                       ----------      --------     -------------     -----------
 Net realized gain (loss)...........................      (11,615)       (9,622)       (1,244,912)       (617,052)
                                                       ----------      --------     -------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       92,761        28,022         2,551,028       1,489,950
                                                       ----------      --------     -------------     -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       81,146        18,400         1,306,116         872,898
                                                       ----------      --------     -------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   85,307      $ 33,650     $   1,449,362     $   906,534
                                                       ==========      ========     =============     ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/LORD ABBETT    EQ/MID CAP     EQ/MID CAP
                                                      LARGE CAP CORE      INDEX        VALUE PLUS
                                                     ---------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $  1,368      $    39,431   $    138,501
 Expenses:
  Less: Asset-based charges.........................           --            6,744          9,651
                                                         --------      -----------   ------------
Net Investment Income (Loss)........................        1,368           32,687        128,850
                                                         --------      -----------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (9,472)        (460,884)      (536,382)
  Realized gain distribution from The Trusts........           --               --             --
                                                         --------      -----------   ------------
 Net realized gain (loss)...........................       (9,472)        (460,884)      (536,382)
                                                         --------      -----------   ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       53,402        1,387,843     (2,354,440)
                                                         --------      -----------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       43,930          926,959     (2,890,822)
                                                         --------      -----------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $ 45,298      $   959,646   $ (2,761,972)
                                                         ========      ===========   ============



                                                                        EQ/MONTAG & CALDWELL   EQ/PIMCO ULTRA    EQ/QUALITY
                                                      EQ/MONEY MARKET          GROWTH            SHORT BOND      BOND PLUS
                                                     ----------------- ---------------------- ---------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $84,152            $   168,000        $    60,939     $   269,464
 Expenses:
  Less: Asset-based charges.........................       66,538                153,873              9,663          13,937
                                                          -------            -----------        -----------     -----------
Net Investment Income (Loss)........................       17,614                 14,127             51,276         255,527
                                                          -------            -----------        -----------     -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        4,666                556,399           (222,827)        (14,327)
  Realized gain distribution from The Trusts........           --                     --             12,937              --
                                                          -------            -----------        -----------     -----------
 Net realized gain (loss)...........................        4,666                556,399           (209,890)        (14,327)
                                                          -------            -----------        -----------     -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        8,534             11,165,699            479,129        (207,347)
                                                          -------            -----------        -----------     -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       13,200             11,722,098            269,239        (221,674)
                                                          -------            -----------        -----------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $30,814            $11,736,225        $   320,515     $    33,853
                                                          =======            ===========        ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                                            EQ/UBS
                                                         EQ/SMALL     EQ/T. ROWE PRICE    GROWTH AND
                                                      COMPANY INDEX     GROWTH STOCK        INCOME
                                                     --------------- ------------------ --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $   81,476       $         --      $  105,639
 Expenses:
  Less: Asset-based charges.........................        2,403            181,813          50,119
                                                       ----------       ------------      ----------
Net Investment Income (Loss)........................       79,073           (181,813)         55,520
                                                       ----------       ------------      ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (776,360)        (2,479,000)       (115,371)
  Realized gain distribution from The Trusts........           --                 --              --
                                                       ----------       ------------      ----------
 Net realized gain (loss)...........................     (776,360)        (2,479,000)       (115,371)
                                                       ----------       ------------      ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    2,515,960         13,957,386       3,721,870
                                                       ----------       ------------      ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    1,739,600         11,478,386       3,606,499
                                                       ----------       ------------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $1,818,673       $ 11,296,573      $3,662,019
                                                       ==========       ============      ==========



                                                      EQ/VAN KAMPEN    EQ/VAN KAMPEN    FIDELITY VIP    FIDELITY VIP
                                                         COMSTOCK     MID CAP GROWTH   ASSET MANAGER   CONTRAFUND(R)
                                                     --------------- ---------------- --------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $  2,320      $          --      $  2,107      $     290,303
 Expenses:
  Less: Asset-based charges.........................          --             18,232            --             79,908
                                                        --------      -------------      --------      -------------
Net Investment Income (Loss)........................       2,320            (18,232)        2,107            210,395
                                                        --------      -------------      --------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (2,833)        (1,140,710)       (3,056)        (9,300,108)
  Realized gain distribution from The Trusts........          --                 --           149              6,010
                                                        --------      -------------      --------      -------------
 Net realized gain (loss)...........................      (2,833)        (1,140,710)       (2,907)        (9,294,098)
                                                        --------      -------------      --------      -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      40,511          4,325,342        23,501         16,407,866
                                                        --------      -------------      --------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      37,678          3,184,632        20,594          7,113,768
                                                        --------      -------------      --------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 39,998      $   3,166,400      $ 22,701      $   7,324,163
                                                        ========      =============      ========      =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                                              FRANKLIN
                                                     FIDELITY VIP          FRANKLIN       RISING DIVIDENDS
                                                  GROWTH AND INCOME   INCOME SECURITIES      SECURITIES
                                                 ------------------- ------------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.....................     $     3,403         $  531,248          $    6,377
 Expenses:
  Less: Asset-based charges.....................              --             18,530               1,549
                                                     -----------         ----------          ----------
Net Investment Income (Loss)....................           3,403            512,718               4,828
                                                     -----------         ----------          ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...........        (138,557)          (564,315)            (40,714)
  Realized gain distribution from The Trusts....              --                 --                  --
                                                     -----------         ----------          ----------
 Net realized gain (loss).......................        (138,557)          (564,315)            (40,714)
                                                     -----------         ----------          ----------
 Change in unrealized appreciation
  (depreciation) of investments.................         211,134          1,932,978             107,523
                                                     -----------         ----------          ----------
Net Realized and Unrealized Gain (Loss) on
 Investments....................................          72,577          1,368,663              66,809
                                                     -----------         ----------          ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations......................     $    75,980         $1,881,381          $   71,637
                                                     ===========         ==========          ==========



                                                    FRANKLIN
                                                  ZERO COUPON   JANUS ASPEN SERIES   JANUS ASPEN SERIES   JANUS ASPEN SERIES
                                                      2010           BALANCED            ENTERPRISE             FORTY
                                                 ------------- -------------------- -------------------- -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.....................   $   5,160        $  238,189           $       --          $    5,685
 Expenses:
  Less: Asset-based charges.....................         439            32,403               34,060              50,211
                                                   ---------        ----------           ----------          ----------
Net Investment Income (Loss)....................       4,721           205,786              (34,060)            (44,526)
                                                   ---------        ----------           ----------          ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...........       1,212            16,366              293,389             738,481
  Realized gain distribution from The Trusts....          --           298,938                   --                  --
                                                   ---------        ----------           ----------          ----------
 Net realized gain (loss).......................       1,212           315,304              293,389             738,481
                                                   ---------        ----------           ----------          ----------
 Change in unrealized appreciation
  (depreciation) of investments.................      (6,248)        1,257,374            3,610,237           5,327,773
                                                   ---------        ----------           ----------          ----------
Net Realized and Unrealized Gain (Loss) on
 Investments....................................      (5,036)        1,572,678            3,903,626           6,066,254
                                                   ---------        ----------           ----------          ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations......................   $    (315)       $1,778,464           $3,869,566          $6,021,728
                                                   =========        ==========           ==========          ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      JANUS ASPEN SERIES   JANUS ASPEN SERIES   JANUS ASPEN SERIES
                                                         MID CAP VALUE          OVERSEAS             WORLDWIDE
                                                     -------------------- -------------------- --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $     3,966           $   32,339           $  135,458
 Expenses:
  Less: Asset-based charges.........................              --               13,891               41,173
                                                         -----------           ----------           ----------
Net Investment Income (Loss)........................           3,966               18,448               94,285
                                                         -----------           ----------           ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (135,868)             (60,956)            (227,926)
  Realized gain distribution from The Trusts........          30,968              191,030                   --
                                                         -----------           ----------           ----------
 Net realized gain (loss)...........................        (104,900)             130,074             (227,926)
                                                         -----------           ----------           ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................         447,183            3,683,465            3,185,300
                                                         -----------           ----------           ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         342,283            3,813,539            2,957,374
                                                         -----------           ----------           ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $   346,249           $3,831,987           $3,051,659
                                                         ===========           ==========           ==========



                                                                         MULTIMANAGER                 MULTIMANAGER
                                                           MFS(R)         AGGRESSIVE   MULTIMANAGER   INTERNATIONAL
                                                      UTILITIES SERIES      EQUITY       CORE BOND       EQUITY
                                                     ------------------ ------------- -------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $    60,373      $      479     $ 355,324       $ 11,346
 Expenses:
  Less: Asset-based charges.........................          3,752              --            --             --
                                                        -----------      ----------     ---------       --------
Net Investment Income (Loss)........................         56,621             479       355,324         11,346
                                                        -----------      ----------     ---------       --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (187,400)        (11,200)      (33,085)        (3,612)
  Realized gain distribution from The Trusts........             --              --        24,888             --
                                                        -----------      ----------     ---------       --------
 Net realized gain (loss)...........................       (187,400)        (11,200)       (8,197)        (3,612)
                                                        -----------      ----------     ---------       --------
 Change in unrealized appreciation
  (depreciation) of investments.....................        484,848          76,782       469,439        168,732
                                                        -----------      ----------     ---------       --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        297,448          65,582       461,242        165,120
                                                        -----------      ----------     ---------       --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   354,069      $   66,061     $ 816,566       $176,466
                                                        ===========      ==========     =========       ========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      MULTIMANAGER  MULTIMANAGER   MULTIMANAGER
                                                       LARGE CAP      LARGE CAP      LARGE CAP
                                                      CORE EQUITY      GROWTH          VALUE
                                                     ------------- -------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $  1,220      $     626      $   84,670
 Expenses:
  Less: Asset-based charges.........................         --             --              --
                                                       --------      ---------      ----------
Net Investment Income (Loss)........................      1,220            626          84,670
                                                       --------      ---------      ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (9,738)       (11,422)       (735,898)
  Realized gain distribution from The Trusts........         --             --              --
                                                       --------      ---------      ----------
 Net realized gain (loss)...........................     (9,738)       (11,422)       (735,898)
                                                       --------      ---------      ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     30,153        123,078       1,665,357
                                                       --------      ---------      ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     20,415        111,656         929,459
                                                       --------      ---------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $ 21,635      $ 112,282      $1,014,129
                                                       ========      =========      ==========



                                                      MULTIMANAGER   MULTIMANAGER   MULTIMANAGER   MULTIMANAGER
                                                         MID CAP        MID CAP     MULTI-SECTOR     SMALL CAP
                                                         GROWTH          VALUE          BOND          GROWTH
                                                     -------------- -------------- -------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $       --     $  12,289     $    87,881     $       --
 Expenses:
  Less: Asset-based charges.........................           --            --           3,990         32,410
                                                       ----------     ---------     -----------     ----------
Net Investment Income (Loss)........................           --        12,289          83,891        (32,410)
                                                       ----------     ---------     -----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (24,494)      (40,718)       (216,879)      (768,612)
  Realized gain distribution from The Trusts........           --            --              --             --
                                                       ----------     ---------     -----------     ----------
 Net realized gain (loss)...........................      (24,494)      (40,718)       (216,879)      (768,612)
                                                       ----------     ---------     -----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       99,589       179,918         300,171      3,734,345
                                                       ----------     ---------     -----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       75,095       139,200          83,292      2,965,733
                                                       ----------     ---------     -----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   75,095     $ 151,489     $   167,183     $2,933,323
                                                       ==========     =========     ===========     ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                                    OPPENHEIMER
                                                      MULTIMANAGER                     GLOBAL
                                                        SMALL CAP    MULTIMANAGER    SECURITIES
                                                          VALUE       TECHNOLOGY      FUND/VA
                                                     -------------- -------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $  1,909      $      --     $    28,251
 Expenses:
  Less: Asset-based charges.........................          --             --           5,146
                                                        --------      ---------     -----------
Net Investment Income (Loss)........................       1,909             --          23,105
                                                        --------      ---------     -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (8,303)       (10,255)       (203,764)
  Realized gain distribution from The Trusts........          --             --          31,329
                                                        --------      ---------     -----------
 Net realized gain (loss)...........................      (8,303)       (10,255)       (172,435)
                                                        --------      ---------     -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      51,609        226,671         652,896
                                                        --------      ---------     -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      43,306        216,416         480,461
                                                        --------      ---------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 45,215      $ 216,416     $   503,566
                                                        ========      =========     ===========



                                                                    THE UNIVERSAL   THE UNIVERSAL
                                                                    INSTITUTIONAL   INSTITUTIONAL
                                                         PIMCO       FUNDS, INC.     FUNDS, INC.     VAN ECK
                                                      GLOBAL BOND      EMERGING         GLOBAL      WORLDWIDE
                                                       (UNHEDGED)    MARKETS DEBT    VALUE EQUITY     BOND
                                                     ------------- --------------- --------------- ----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $ 85,125     $   20,689      $    32,282    $ 7,827
 Expenses:
  Less: Asset-based charges.........................      10,318             --            1,395         --
                                                        --------     ----------      -----------    -------
Net Investment Income (Loss)........................      74,807         20,689           30,887      7,827
                                                        --------     ----------      -----------    -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      13,900        (70,884)        (674,189)       334
  Realized gain distribution from The Trusts........     276,984             --               --         --
                                                        --------     ----------      -----------    -------
 Net realized gain (loss)...........................     290,884        (70,884)        (674,189)       334
                                                        --------     ----------      -----------    -------
 Change in unrealized appreciation
  (depreciation) of investments.....................      75,980        131,257          689,573      3,868
                                                        --------     ----------      -----------    -------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     366,864         60,373           15,384      4,202
                                                        --------     ----------      -----------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $441,671     $   81,062      $    46,271    $12,029
                                                        ========     ==========      ===========    =======

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          VAN ECK
                                                         WORLDWIDE        VAN ECK
                                                          EMERGING       WORLDWIDE
                                                          MARKETS       HARD ASSETS
                                                       -------------   -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $    2,521      $      893
 Expenses:
  Less: Asset-based charges.........................            --              --
                                                        ----------      ----------
Net Investment Income (Loss)........................         2,521             893
                                                        ----------      ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (496,847)       (161,579)
  Realized gain distribution from The Trusts........       101,914           1,772
                                                        ----------      ----------
 Net realized gain (loss)...........................      (394,933)       (159,807)
                                                        ----------      ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     1,600,582         291,924
                                                        ----------      ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     1,205,649         132,117
                                                        ----------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $1,208,170      $  133,010
                                                        ==========      ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    AIM V.I.               AIM V.I. GLOBAL
                                                                               FINANCIAL SERVICES            HEALTH CARE
                                                                           -------------------------- --------------------------
                                                                               2009          2008         2009          2008
                                                                           ------------ ------------- ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   4,569    $     5,023   $     186    $    (2,085)
 Net realized gain (loss) on investments..................................    (70,109)       (26,509)    (50,373)       137,626
 Change in unrealized appreciation (depreciation) of investments..........    103,659       (153,423)    180,870       (369,896)
                                                                            ---------    -----------   ---------    -----------
 Net Increase (decrease) in net assets from operations....................     38,119       (174,909)    130,683       (234,355)
                                                                            ---------    -----------   ---------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     42,589         54,627     107,861         86,003
  Transfers between funds including guaranteed interest account, net......     (1,105)       (24,029)      3,354        (43,545)
  Transfers for contract benefits and terminations........................     (7,479)       (13,491)    (54,366)       (64,845)
  Contract maintenance charges............................................    (13,648)       (17,061)    (44,965)       (47,336)
                                                                            ---------    -----------   ---------    -----------
Net increase (decrease) in net assets from contractowners transactions         20,357             46      11,884        (69,723)
                                                                            ---------    -----------   ---------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --             --          --             --
                                                                            ---------    -----------   ---------    -----------
Increase (Decrease) in Net Assets.........................................     58,476       (174,863)    142,567       (304,078)
Net Assets -- Beginning of Period.........................................    120,353        295,216     505,743        809,821
                                                                            ---------    -----------   ---------    -----------
Net Assets -- End of Period...............................................  $ 178,829    $   120,353   $ 648,310    $   505,743
                                                                            =========    ===========   =========    ===========
 Units issued during the period...........................................     10,182          8,294      12,016         11,611
 Units redeemed during the period.........................................     (5,802)        (8,084)    (11,762)       (18,422)
                                                                            ---------    -----------   ---------    -----------
 Net units issued (redeemed) during period................................      4,380            210         254         (6,811)
                                                                            =========    ===========   =========    ===========



                                                                                    AIM V.I.
                                                                                   TECHNOLOGY
                                                                           --------------------------
                                                                               2009          2008
                                                                           ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   (404)   $      (378)
 Net realized gain (loss) on investments..................................     (5,353)       (11,140)
 Change in unrealized appreciation (depreciation) of investments..........     58,899        (69,064)
                                                                             --------    -----------
 Net Increase (decrease) in net assets from operations....................     53,142        (80,582)
                                                                             --------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     41,200         23,223
  Transfers between funds including guaranteed interest account, net......     30,818        (43,227)
  Transfers for contract benefits and terminations........................     (9,121)       (14,180)
  Contract maintenance charges............................................     (9,977)        (9,823)
                                                                             --------    -----------
Net increase (decrease) in net assets from contractowners transactions         52,920        (44,007)
                                                                             --------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --             50
                                                                             --------    -----------
Increase (Decrease) in Net Assets.........................................    106,062       (124,539)
Net Assets -- Beginning of Period.........................................     75,034        199,573
                                                                             --------    -----------
Net Assets -- End of Period...............................................   $181,096    $    75,034
                                                                             ========    ===========
 Units issued during the period...........................................      9,905          2,846
 Units redeemed during the period.........................................     (2,855)        (7,671)
                                                                             --------    -----------
 Net units issued (redeemed) during period................................      7,050         (4,825)
                                                                             ========    ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                      ALL ASSET
                                                                                      ALLOCATION
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    857,594    $    1,203,370
 Net realized gain (loss) on investments..................................    (3,130,148)       (2,322,299)
 Change in unrealized appreciation (depreciation) of investments..........    16,537,637       (26,555,946)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................    14,265,083       (27,674,875)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     8,558,408         9,779,584
  Transfers between funds including guaranteed interest account, net......    (3,147,485)       (3,575,530)
  Transfers for contract benefits and terminations........................    (4,490,455)       (5,570,482)
  Contract maintenance charges............................................    (7,050,778)       (7,346,566)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (6,130,310)       (6,712,994)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           100            (1,328)
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................     8,134,873       (34,389,197)
Net Assets -- Beginning of Period.........................................    60,020,588        94,409,785
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 68,155,461    $   60,020,588
                                                                            ============    ==============
 Units issued during the period...........................................       610,533           602,380
 Units redeemed during the period.........................................      (977,352)         (939,250)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................      (366,819)         (336,870)
                                                                            ============    ==============



                                                                                   AXA AGGRESSIVE           AXA BALANCED
                                                                                     ALLOCATION               STRATEGY
                                                                           ------------------------------- --------------
                                                                                 2009            2008         2009 (g)
                                                                           --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    110,430    $     129,494     $ 1,130
 Net realized gain (loss) on investments..................................     1,114,302          300,135         476
 Change in unrealized appreciation (depreciation) of investments..........     1,405,253       (3,502,794)     (1,403)
                                                                            ------------    -------------    --------
 Net Increase (decrease) in net assets from operations....................     2,629,985       (3,073,165)        203
                                                                            ------------    -------------    --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     5,163,985        5,622,036     189,514
  Transfers between funds including guaranteed interest account, net......       392,700        1,232,561      63,878
  Transfers for contract benefits and terminations........................       (80,095)         (37,464)         --
  Contract maintenance charges............................................    (1,617,310)      (1,235,351)     (5,379)
                                                                            ------------    -------------    --------
Net increase (decrease) in net assets from contractowners transactions....     3,859,280        5,581,782     248,013
                                                                            ------------    -------------    --------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --               --          --
                                                                            ------------    -------------    --------
Increase (Decrease) in Net Assets.........................................     6,489,265        2,508,617     248,216
Net Assets -- Beginning of Period.........................................     6,741,747        4,233,130          --
                                                                            ------------    -------------    --------
Net Assets -- End of Period...............................................  $ 13,231,012    $   6,741,747    $248,216
                                                                            ============    =============    ========
 Units issued during the period...........................................        82,518           79,482       2,440
 Units redeemed during the period.........................................       (19,107)         (17,208)         (1)
                                                                            ------------    -------------    --------
 Net units issued (redeemed) during period................................        63,411           62,274       2,439
                                                                            ============    =============    ========



                                                                                 AXA CONSERVATIVE
                                                                                    ALLOCATION
                                                                           -----------------------------
                                                                                2009           2008
                                                                           -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   40,943     $ 28,501
 Net realized gain (loss) on investments..................................        5,809         (354)
 Change in unrealized appreciation (depreciation) of investments..........       97,801      (64,718)
                                                                             ----------     ---------
 Net Increase (decrease) in net assets from operations....................      144,553      (36,571)
                                                                             ----------     ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      896,474      370,904
  Transfers between funds including guaranteed interest account, net......      421,602      426,552
  Transfers for contract benefits and terminations........................       (1,814)          (5)
  Contract maintenance charges............................................     (215,829)     (60,523)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions....    1,100,433      736,928
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --       10,000
                                                                             ----------     ----------
Increase (Decrease) in Net Assets.........................................    1,244,986      710,357
Net Assets -- Beginning of Period.........................................      845,813      135,456
                                                                             ----------     ----------
Net Assets -- End of Period...............................................   $2,090,799     $845,813
                                                                             ==========     ==========
 Units issued during the period...........................................       41,028       49,344
 Units redeemed during the period.........................................      (15,744)     (19,634)
                                                                             ----------     ----------
 Net units issued (redeemed) during period................................       25,284       29,710
                                                                             ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            AXA CONSERVATIVE   AXA CONSERVATIVE
                                                                            GROWTH STRATEGY        STRATEGY
                                                                           -----------------  ------------------
                                                                                2009 (g)           2009 (g)
                                                                           -----------------  ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................     $   249             $   949
 Net realized gain (loss) on investments..................................          71                 108
 Change in unrealized appreciation (depreciation) of investments..........        (326)             (1,446)
                                                                               -------             -------
 Net Increase (decrease) in net assets from operations....................          (6)               (389)
                                                                               -------             -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      32,080              62,807
  Transfers between funds including guaranteed interest account, net......         436              (3,044)
  Transfers for contract benefits and terminations........................          --                  --
  Contract maintenance charges............................................      (2,561)             (1,819)
                                                                               ---------           -------
Net increase (decrease) in net assets from contractowners transactions....      29,955              57,944
                                                                               ---------           -------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................          --                  --
                                                                               ---------           -------
Increase (Decrease) in Net Assets.........................................      29,949              57,555
Net Assets -- Beginning of Period.........................................          --                  --
                                                                               ---------           -------
Net Assets -- End of Period...............................................     $29,949             $57,555
                                                                               =========           =======
 Units issued during the period...........................................         296                 572
 Units redeemed during the period.........................................          --                  (1)
                                                                               ---------           -------
 Net units issued (redeemed) during period................................         296                 571
                                                                               =========           =======



                                                                                AXA CONSERVATIVE-PLUS
                                                                                     ALLOCATION
                                                                            -----------------------------
                                                                                 2009           2008
                                                                            -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................    $   60,156     $   56,264
 Net realized gain (loss) on investments..................................       147,874         (6,294)
 Change in unrealized appreciation (depreciation) of investments..........       150,401       (321,777)
                                                                              ----------     ----------
 Net Increase (decrease) in net assets from operations....................       358,431       (271,807)
                                                                              ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,280,633      1,128,405
  Transfers between funds including guaranteed interest account,
   net....................................................................       793,339        351,811
  Transfers for contract benefits and terminations........................       (23,700)      (108,989)
  Contract maintenance charges............................................      (337,341)      (166,471)
                                                                              ----------     ----------
Net increase (decrease) in net assets from contractowners transactions....     1,712,931      1,204,756
                                                                              ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --             50
                                                                              ----------     ----------
Increase (Decrease) in Net Assets.........................................     2,071,362        932,999
Net Assets -- Beginning of Period.........................................     1,566,432        633,433
                                                                              ----------     ----------
Net Assets -- End of Period...............................................    $3,637,794     $1,566,432
                                                                              ==========     ==========
 Units issued during the period...........................................        63,754         47,761
 Units redeemed during the period.........................................        (7,020)       (27,383)
                                                                              ----------     ----------
 Net units issued (redeemed) during period................................        56,734         20,378
                                                                              ==========     ==========



                                                                            AXA GROWTH           AXA MODERATE
                                                                             STRATEGY             ALLOCATION
                                                                           ------------ -------------------------------
                                                                             2009 (g)         2009            2008
                                                                           ------------ --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $  1,982    $    249,532    $     381,100
 Net realized gain (loss) on investments..................................      1,274       1,094,165          270,289
 Change in unrealized appreciation (depreciation) of investments..........       (629)      1,119,489       (2,800,047)
                                                                             --------    ------------    -------------
 Net Increase (decrease) in net assets from operations....................      2,627       2,463,186       (2,148,658)
                                                                             --------    ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    268,495       8,893,566        5,696,686
  Transfers between funds including guaranteed interest account, net......     38,435       2,417,881        2,651,502
  Transfers for contract benefits and terminations........................         --         (83,235)        (113,039)
  Contract maintenance charges............................................     (8,169)     (2,323,223)      (1,190,910)
                                                                             --------    ------------    -------------
Net increase (decrease) in net assets from contractowners transactions....    298,761       8,904,989        7,044,239
                                                                             --------    ------------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --              --               50
                                                                             --------    ------------    -------------
Increase (Decrease) in Net Assets.........................................    301,388      11,368,175        4,895,631
Net Assets -- Beginning of Period.........................................         --       9,312,335        4,416,704
                                                                             --------    ------------    -------------
Net Assets -- End of Period...............................................   $301,388    $ 20,680,510    $   9,312,335
                                                                             ========    ============    =============
 Units issued during the period...........................................      2,960         235,005          199,091
 Units redeemed during the period.........................................        (17)        (63,084)         (20,688)
                                                                             --------    ------------    -------------
 Net units issued (redeemed) during period................................      2,943         171,921          178,403
                                                                             ========    ============    =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              AXA MODERATE          AXA MODERATE-PLUS
                                                                            GROWTH STRATEGY            ALLOCATION
                                                                           ----------------- -------------------------------
                                                                                2009 (g)           2009            2008
                                                                           ----------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................     $   3,025      $    509,601    $    611,605
 Net realized gain (loss) on investments..................................         2,692         3,082,182       1,039,061
 Change in unrealized appreciation (depreciation) of investments..........        (3,656)        3,591,571      (9,572,149)
                                                                               ---------      ------------    ------------
 Net Increase (decrease) in net assets from operations....................         2,061         7,183,354      (7,921,483)
                                                                               ---------      ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       611,042        16,088,143      16,862,155
  Transfers between funds including guaranteed interest account, net......        54,984         2,708,471       4,407,623
  Transfers for contract benefits and terminations........................            --          (166,173)       (146,862)
  Contract maintenance charges............................................       (21,814)       (4,817,249)     (3,251,812)
                                                                               ---------      ------------    ------------
Net increase (decrease) in net assets from contractowners transactions....       644,212        13,813,192      17,871,104
                                                                               ---------      ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --                --            (645)
                                                                               ---------      ------------    ------------
Increase (Decrease) in Net Assets.........................................       646,273        20,996,546       9,948,976
Net Assets -- Beginning of Period.........................................            --        23,097,635      13,148,659
                                                                               ---------      ------------    ------------
Net Assets -- End of Period...............................................     $ 646,273      $ 44,094,181    $ 23,097,635
                                                                               =========      ============    ============
 Units issued during the period...........................................         6,686           285,401         339,824
 Units redeemed during the period.........................................          (351)          (62,262)        (37,549)
                                                                               ---------      ------------    ------------
 Net units issued (redeemed) during period................................         6,335           223,139         302,275
                                                                               =========      ============    ============



                                                                                    DREYFUS STOCK
                                                                                   INDEX FUND, INC.
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    598,227    $      893,379
 Net realized gain (loss) on investments..................................       (78,368)        2,605,269
 Change in unrealized appreciation (depreciation) of investments..........     6,764,052       (24,187,373)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................     7,283,911       (20,688,725)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     2,041,811         2,749,858
  Transfers between funds including guaranteed interest account, net......    (1,849,435)       (8,296,303)
  Transfers for contract benefits and terminations........................    (1,494,814)       (3,334,801)
  Contract maintenance charges............................................    (3,609,919)       (3,522,349)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (4,912,357)      (12,403,595)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --            49,901
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................     2,371,554       (33,042,419)
Net Assets -- Beginning of Period.........................................    31,913,751        64,956,170
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 34,285,305    $   31,913,751
                                                                            ============    ==============
 Units issued during the period...........................................       304,540           389,297
 Units redeemed during the period.........................................      (752,796)       (1,233,177)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................      (448,256)         (843,880)
                                                                            ============    ==============



                                                                                EQ/ALLIANCEBERNSTEIN
                                                                                    INTERNATIONAL
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      65,048   $     162,092
 Net realized gain (loss) on investments..................................     (2,177,902)       (368,336)
 Change in unrealized appreciation (depreciation) of investments..........      2,497,430      (3,153,593)
                                                                            -------------   -------------
 Net Increase (decrease) in net assets from operations....................        384,576      (3,359,837)
                                                                            -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        738,673         917,779
  Transfers between funds including guaranteed interest account, net......     (1,295,954)      2,902,518
  Transfers for contract benefits and terminations........................        (85,544)       (587,505)
  Contract maintenance charges............................................       (282,081)       (303,325)
                                                                            -------------   -------------
Net increase (decrease) in net assets from contractowners transactions....       (924,906)      2,929,467
                                                                            -------------   -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --              50
                                                                            -------------   -------------
Increase (Decrease) in Net Assets.........................................       (540,330)       (430,320)
Net Assets -- Beginning of Period.........................................      3,516,833       3,947,153
                                                                            -------------   -------------
Net Assets -- End of Period...............................................  $   2,976,503   $   3,516,833
                                                                            =============   =============
 Units issued during the period...........................................         22,724         199,110
 Units redeemed during the period.........................................       (213,344)        (83,678)
                                                                            -------------   -------------
 Net units issued (redeemed) during period................................       (190,620)        115,432
                                                                            =============   =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                               EQ/ALLIANCEBERNSTEIN
                                                                                 SMALL CAP GROWTH
                                                                           ----------------------------
                                                                                2009           2008
                                                                           -------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $     (590)   $    (1,817)
 Net realized gain (loss) on investments..................................      (50,590)      (129,976)
 Change in unrealized appreciation (depreciation) of investments..........      388,182       (457,408)
                                                                             ----------    -----------
 Net Increase (decrease) in net assets from operations....................      337,002       (589,201)
                                                                             ----------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      397,700        519,763
  Transfers between funds including guaranteed interest account, net......      (24,221)       215,187
  Transfers for contract benefits and terminations........................      (35,307)      (254,534)
  Contract maintenance charges............................................     (121,427)      (102,874)
                                                                             ----------    -----------
Net increase (decrease) in net assets from contractowners transactions....      216,745        377,542
                                                                             ----------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             --
                                                                             ----------    -----------
Increase (Decrease) in Net Assets.........................................      553,747       (211,659)
Net Assets -- Beginning of Period.........................................      765,773        977,432
                                                                             ----------    -----------
Net Assets -- End of Period...............................................   $1,319,520    $   765,773
                                                                             ==========    ===========
 Units issued during the period...........................................       26,475         35,564
 Units redeemed during the period.........................................      (24,233)       (36,895)
                                                                             ----------    -----------
 Net units issued (redeemed) during period................................        2,242         (1,331)
                                                                             ==========    ===========



                                                                                                          EQ/BLACKROCK
                                                                                   EQ/BLACKROCK           INTERNATIONAL
                                                                                BASIC VALUE EQUITY            VALUE
                                                                           ----------------------------- ---------------
                                                                                2009           2008            2009
                                                                           -------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   40,925     $   22,308    $      91,068
 Net realized gain (loss) on investments..................................     (110,598)       (33,050)      (1,383,099)
 Change in unrealized appreciation (depreciation) of investments..........      492,828       (540,207)       2,502,709
                                                                             ----------     ----------    -------------
 Net Increase (decrease) in net assets from operations....................      423,155       (550,949)       1,210,678
                                                                             ----------     ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      615,576        597,717          430,505
  Transfers between funds including guaranteed interest account, net......       67,290        101,532         (563,299)
  Transfers for contract benefits and terminations........................      (47,913)       (43,874)      (1,383,384)
  Contract maintenance charges............................................     (187,552)      (165,277)        (275,554)
                                                                             ----------     ----------    -------------
Net increase (decrease) in net assets from contractowners transactions....      447,401        490,098       (1,791,732)
                                                                             ----------     ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --           (155)              --
                                                                             ----------     ----------    -------------
Increase (Decrease) in Net Assets.........................................      870,556        (61,006)        (581,054)
Net Assets -- Beginning of Period.........................................    1,127,203      1,188,209        5,200,264
                                                                             ----------     ----------    -------------
Net Assets -- End of Period...............................................   $1,997,759     $1,127,203    $   4,619,210
                                                                             ==========     ==========    =============
 Units issued during the period...........................................       17,283         19,389            9,020
 Units redeemed during the period.........................................      (13,956)       (11,886)        (176,373)
                                                                             ----------     ----------    -------------
 Net units issued (redeemed) during period................................        3,327          7,503         (167,353)
                                                                             ==========     ==========    =============



                                                                            EQ/BLACKROCK
                                                                            INTERNATIONAL
                                                                                VALUE
                                                                           ---------------
                                                                                 2008
                                                                           ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     179,075
 Net realized gain (loss) on investments..................................        (36,795)
 Change in unrealized appreciation (depreciation) of investments..........     (4,616,700)
                                                                            -------------
 Net Increase (decrease) in net assets from operations....................     (4,474,420)
                                                                            -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        530,583
  Transfers between funds including guaranteed interest account, net......     (2,068,110)
  Transfers for contract benefits and terminations........................       (774,562)
  Contract maintenance charges............................................       (287,501)
                                                                            -------------
Net increase (decrease) in net assets from contractowners transactions....     (2,599,590)
                                                                            -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           (474)
                                                                            -------------
Increase (Decrease) in Net Assets.........................................     (7,074,484)
Net Assets -- Beginning of Period.........................................     12,274,748
                                                                            -------------
Net Assets -- End of Period...............................................  $   5,200,264
                                                                            =============
 Units issued during the period...........................................         55,619
 Units redeemed during the period.........................................       (242,046)
                                                                            -------------
 Net units issued (redeemed) during period................................       (186,427)
                                                                            =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/BOSTON ADVISORS
                                                                                    EQUITY INCOME
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    360,773    $      498,856
 Net realized gain (loss) on investments..................................    (2,157,541)         (444,564)
 Change in unrealized appreciation (depreciation) of investments..........     3,493,570        (9,717,970)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................     1,696,802        (9,663,678)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,244,054         2,063,060
  Transfers between funds including guaranteed interest account, net......      (503,323)       (6,279,233)
  Transfers for contract benefits and terminations........................    (2,504,505)       (4,478,423)
  Contract maintenance charges............................................    (1,095,236)       (1,173,831)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (2,859,010)       (9,868,427)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --            74,873
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................    (1,162,208)      (19,457,232)
Net Assets -- Beginning of Period.........................................    17,101,561        36,558,793
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 15,939,353    $   17,101,561
                                                                            ============    ==============
 Units issued during the period...........................................       147,165           213,122
 Units redeemed during the period.........................................      (382,921)         (831,060)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................      (235,756)         (617,938)
                                                                            ============    ==============



                                                                                                          EQ/CAPITAL
                                                                                EQ/CALVERT SOCIALLY        GUARDIAN
                                                                                    RESPONSIBLE             GROWTH
                                                                           ----------------------------- ------------
                                                                                2009           2008          2009
                                                                           -------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $    1,423     $    1,183    $   1,703
 Net realized gain (loss) on investments..................................     (107,639)        55,466      (25,282)
 Change in unrealized appreciation (depreciation) of investments..........      433,775       (986,261)     124,354
                                                                             ----------     ----------    ---------
 Net Increase (decrease) in net assets from operations....................      327,559       (929,612)     100,775
                                                                             ----------     ----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      229,985        285,303       74,190
  Transfers between funds including guaranteed interest account, net......      (75,071)       (80,319)     (17,149)
  Transfers for contract benefits and terminations........................      (83,712)      (135,975)      (8,265)
  Contract maintenance charges............................................     (109,092)      (137,298)     (31,234)
                                                                             ----------     ----------    ---------
Net increase (decrease) in net assets from contractowners transactions....      (37,890)       (68,289)      17,542
                                                                             ----------     ----------    ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................          (11)             5           --
                                                                             ----------     ----------    ---------
Increase (Decrease) in Net Assets.........................................      289,658       (997,896)     118,317
Net Assets -- Beginning of Period.........................................    1,113,071      2,110,967      303,095
                                                                             ----------     ----------    ---------
Net Assets -- End of Period...............................................   $1,402,729     $1,113,071    $ 421,412
                                                                             ==========     ==========    =========
 Units issued during the period...........................................       42,317         41,777        1,836
 Units redeemed during the period.........................................      (50,372)       (49,701)      (5,264)
                                                                             ----------     ----------    ---------
 Net units issued (redeemed) during period................................       (8,055)        (7,924)      (3,428)
                                                                             ==========     ==========    =========



                                                                             EQ/CAPITAL
                                                                           GUARDIAN GROWTH
                                                                           ---------------
                                                                                 2008
                                                                           ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $       2,292
 Net realized gain (loss) on investments..................................        584,682
 Change in unrealized appreciation (depreciation) of investments..........     (1,457,340)
                                                                            -------------
 Net Increase (decrease) in net assets from operations....................       (870,366)
                                                                            -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        244,082
  Transfers between funds including guaranteed interest account, net......     (6,129,300)
  Transfers for contract benefits and terminations........................       (655,263)
  Contract maintenance charges............................................        (49,102)
                                                                            -------------
Net increase (decrease) in net assets from contractowners transactions....     (6,589,583)
                                                                            -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --
                                                                            -------------
Increase (Decrease) in Net Assets.........................................     (7,459,949)
Net Assets -- Beginning of Period.........................................      7,763,044
                                                                            -------------
Net Assets -- End of Period...............................................  $     303,095
                                                                            =============
 Units issued during the period...........................................         25,386
 Units redeemed during the period.........................................       (579,635)
                                                                            -------------
 Net units issued (redeemed) during period................................       (554,249)
                                                                            =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/CAPITAL
                                                                                 GUARDIAN RESEARCH
                                                                           ------------------------------
                                                                                2009            2008
                                                                           -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   32,805    $      27,826
 Net realized gain (loss) on investments..................................     (212,068)           5,551
 Change in unrealized appreciation (depreciation) of investments..........    1,060,600       (1,906,227)
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................      881,337       (1,872,850)
                                                                             ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      437,740          441,975
  Transfers between funds including guaranteed interest account, net......        6,618         (337,009)
  Transfers for contract benefits and terminations........................      (45,644)        (515,811)
  Contract maintenance charges............................................     (267,290)        (253,838)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions....      131,424         (664,683)
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --          110,000
                                                                             ----------    -------------
Increase (Decrease) in Net Assets.........................................    1,012,761       (2,427,533)
Net Assets -- Beginning of Period.........................................    2,766,145        5,193,678
                                                                             ----------    -------------
Net Assets -- End of Period...............................................   $3,778,906    $   2,766,145
                                                                             ==========    =============
 Units issued during the period...........................................       82,734           74,419
 Units redeemed during the period.........................................      (70,252)        (145,510)
                                                                             ----------    -------------
 Net units issued (redeemed) during period................................       12,482          (71,091)
                                                                             ==========    =============



                                                                                  EQ/COMMON STOCK         EQ/CORE BOND
                                                                                       INDEX                  INDEX
                                                                           ----------------------------- ---------------
                                                                                2009           2008        2009 (h) (i)
                                                                           -------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   36,778     $   29,464    $    903,108
 Net realized gain (loss) on investments..................................      (96,501)       (16,285)       (609,464)
 Change in unrealized appreciation (depreciation) of investments..........      580,026       (727,363)       (284,396)
                                                                             ----------     ----------    ------------
 Net Increase (decrease) in net assets from operations....................      520,303       (714,184)          9,248
                                                                             ----------     ----------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    1,095,508      1,058,123       1,736,691
  Transfers between funds including guaranteed interest account, net......       14,610         (4,853)     30,096,125
  Transfers for contract benefits and terminations........................      (50,736)       (54,990)     (3,297,396)
  Contract maintenance charges............................................     (300,515)      (233,539)     (1,260,624)
                                                                             ----------     ----------    ------------
Net increase (decrease) in net assets from contractowners transactions....      758,867        764,741      27,274,796
                                                                             ----------     ----------    ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             --          80,000
                                                                             ----------     ----------    ------------
Increase (Decrease) in Net Assets.........................................    1,279,170         50,557      27,364,044
Net Assets -- Beginning of Period.........................................    1,249,207      1,198,650       9,494,574
                                                                             ----------     ----------    ------------
Net Assets -- End of Period...............................................   $2,528,377     $1,249,207    $ 36,858,618
                                                                             ==========     ==========    ============
 Units issued during the period...........................................       15,011         13,320       2,531,025
 Units redeemed during the period.........................................       (8,859)       (11,935)       (441,291)
                                                                             ----------     ----------    ------------
 Net units issued (redeemed) during period................................        6,152          1,385       2,089,734
                                                                             ==========     ==========    ============



                                                                             EQ/CORE BOND
                                                                                INDEX
                                                                           ----------------
                                                                                 2008
                                                                           ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      452,937
 Net realized gain (loss) on investments..................................      (2,310,175)
 Change in unrealized appreciation (depreciation) of investments..........         529,756
                                                                            --------------
 Net Increase (decrease) in net assets from operations....................      (1,327,482)
                                                                            --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       2,212,277
  Transfers between funds including guaranteed interest account, net......     (20,678,504)
  Transfers for contract benefits and terminations........................      (4,198,355)
  Contract maintenance charges............................................        (897,230)
                                                                            --------------
Net increase (decrease) in net assets from contractowners transactions....     (23,561,812)
                                                                            --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................              50
                                                                            --------------
Increase (Decrease) in Net Assets.........................................     (24,889,244)
Net Assets -- Beginning of Period.........................................      34,383,818
                                                                            --------------
Net Assets -- End of Period...............................................  $    9,494,574
                                                                            ==============
 Units issued during the period...........................................         197,335
 Units redeemed during the period.........................................      (1,917,626)
                                                                            --------------
 Net units issued (redeemed) during period................................      (1,720,291)
                                                                            ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/EQUITY 500
                                                                                       INDEX
                                                                           -----------------------------
                                                                                2009           2008
                                                                           -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   40,838     $   33,210
 Net realized gain (loss) on investments..................................      (47,219)        (2,966)
 Change in unrealized appreciation (depreciation) of investments..........      505,012       (688,591)
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      498,631       (658,347)
                                                                             ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      802,452      1,057,132
  Transfers between funds including guaranteed interest account, net......          200        333,369
  Transfers for contract benefits and terminations........................       (2,820)        (2,500)
  Contract maintenance charges............................................     (294,953)      (204,188)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions....      504,879      1,183,813
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             --
                                                                             ----------     ----------
Increase (Decrease) in Net Assets.........................................    1,003,510        525,466
Net Assets -- Beginning of Period.........................................    1,437,240        911,774
                                                                             ----------     ----------
Net Assets -- End of Period...............................................   $2,440,750     $1,437,240
                                                                             ==========     ==========
 Units issued during the period...........................................        8,033         12,688
 Units redeemed during the period.........................................       (1,151)          (820)
                                                                             ----------     ----------
 Net units issued (redeemed) during period................................        6,882         11,868
                                                                             ==========     ==========



                                                                                     EQ/EQUITY            EQ/EVERGREEN
                                                                                    GROWTH PLUS              OMEGA
                                                                           ------------------------------ ------------
                                                                                2009            2008          2009
                                                                           -------------- --------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   42,938    $      61,634   $     280
 Net realized gain (loss) on investments..................................     (327,164)         401,636      (7,241)
 Change in unrealized appreciation (depreciation) of investments..........    2,434,489       (5,876,137)     47,533
                                                                             ----------    -------------   ---------
 Net Increase (decrease) in net assets from operations....................    2,150,263       (5,412,867)     40,572
                                                                             ----------    -------------   ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    1,630,412        1,975,099     116,908
  Transfers between funds including guaranteed interest account, net......     (575,751)        (235,503)     63,528
  Transfers for contract benefits and terminations........................     (566,495)        (744,092)       (247)
  Contract maintenance charges............................................     (904,532)        (982,270)    (20,023)
                                                                             ----------    -------------   ---------
Net increase (decrease) in net assets from contractowners transactions....     (416,366)          13,234     160,166
                                                                             ----------    -------------   ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................       17,745           20,000          --
                                                                             ----------    -------------   ---------
Increase (Decrease) in Net Assets.........................................    1,751,642       (5,379,633)    200,738
Net Assets -- Beginning of Period.........................................    7,989,774       13,369,407      51,399
                                                                             ----------    -------------   ---------
Net Assets -- End of Period...............................................   $9,741,416    $   7,989,774   $ 252,137
                                                                             ==========    =============   =========
 Units issued during the period...........................................      141,490          149,458       1,986
 Units redeemed during the period.........................................     (233,568)        (220,434)       (346)
                                                                             ----------    -------------   ---------
 Net units issued (redeemed) during period................................      (92,078)         (70,976)      1,640
                                                                             ==========    =============   =========



                                                                           EQ/EVERGREEN
                                                                              OMEGA
                                                                           ------------
                                                                               2008
                                                                           ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      309
 Net realized gain (loss) on investments..................................      (2,196)
 Change in unrealized appreciation (depreciation) of investments..........     (10,889)
                                                                            ----------
 Net Increase (decrease) in net assets from operations....................     (12,776)
                                                                            ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      44,238
  Transfers between funds including guaranteed interest account, net......       3,471
  Transfers for contract benefits and terminations........................        (810)
  Contract maintenance charges............................................      (8,493)
                                                                            ----------
Net increase (decrease) in net assets from contractowners transactions....      38,406
                                                                            ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................          --
                                                                            ----------
Increase (Decrease) in Net Assets.........................................      25,630
Net Assets -- Beginning of Period.........................................      25,769
                                                                            ----------
Net Assets -- End of Period...............................................  $   51,399
                                                                            ==========
 Units issued during the period...........................................         568
 Units redeemed during the period.........................................        (149)
                                                                            ----------
 Net units issued (redeemed) during period................................         419
                                                                            ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                               EQ/GAMCO MERGERS
                                                                               AND ACQUISITIONS
                                                                           -------------------------
                                                                               2009         2008
                                                                           ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      --    $   1,229
 Net realized gain (loss) on investments..................................     (1,323)       2,845
 Change in unrealized appreciation (depreciation) of investments..........     41,424      (37,272)
                                                                            ---------    ---------
 Net Increase (decrease) in net assets from operations....................     40,101      (33,198)
                                                                            ---------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     92,545      122,630
  Transfers between funds including guaranteed interest account, net......     (2,450)     (21,167)
  Transfers for contract benefits and terminations........................     (1,310)        (148)
  Contract maintenance charges............................................    (32,775)     (25,886)
                                                                            ---------    ---------
Net increase (decrease) in net assets from contractowners transactions....     56,010       75,429
                                                                            ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --         (311)
                                                                            ---------    ---------
Increase (Decrease) in Net Assets.........................................     96,111       41,920
Net Assets -- Beginning of Period.........................................    220,023      178,103
                                                                            ---------    ---------
Net Assets -- End of Period...............................................  $ 316,134    $ 220,023
                                                                            =========    =========
 Units issued during the period...........................................        596          991
 Units redeemed during the period.........................................       (117)        (363)
                                                                            ---------    ---------
 Net units issued (redeemed) during period................................        479          628
                                                                            =========    =========



                                                                                    EQ/GAMCO SMALL           EQ/GLOBAL
                                                                                    COMPANY VALUE            BOND PLUS
                                                                           -------------------------------- ------------
                                                                                 2009            2008           2009
                                                                           --------------- ---------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    (69,423)   $       (1,705)  $   4,923
 Net realized gain (loss) on investments..................................       555,549         4,851,039     (16,003)
 Change in unrealized appreciation (depreciation) of investments..........    18,681,526       (28,684,634)     26,488
                                                                            ------------    --------------   ---------
 Net Increase (decrease) in net assets from operations....................    19,167,652       (23,835,300)     15,408
                                                                            ------------    --------------   ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     6,304,914         7,162,679     310,023
  Transfers between funds including guaranteed interest account, net......    (2,419,712)       (3,500,166)     28,739
  Transfers for contract benefits and terminations........................    (5,625,739)       (6,003,814)     (1,592)
  Contract maintenance charges............................................    (4,505,995)       (4,627,979)    (94,151)
                                                                            ------------    --------------   ---------
Net increase (decrease) in net assets from contractowners transactions....    (6,246,532)       (6,969,280)    243,019
                                                                            ------------    --------------   ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           550             1,350          --
                                                                            ------------    --------------   ---------
Increase (Decrease) in Net Assets.........................................    12,921,670       (30,803,230)    258,427
Net Assets -- Beginning of Period.........................................    51,201,648        82,004,878     493,357
                                                                            ------------    --------------   ---------
Net Assets -- End of Period...............................................  $ 64,123,318    $   51,201,648   $ 751,784
                                                                            ============    ==============   =========
 Units issued during the period...........................................       305,197           304,773       2,872
 Units redeemed during the period.........................................      (537,006)         (533,325)       (801)
                                                                            ------------    --------------   ---------
 Net units issued (redeemed) during period................................      (231,809)         (228,552)      2,071
                                                                            ============    ==============   =========



                                                                            EQ/GLOBAL
                                                                            BOND PLUS
                                                                           ------------
                                                                               2008
                                                                           ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $  81,750
 Net realized gain (loss) on investments..................................       (516)
 Change in unrealized appreciation (depreciation) of investments..........    (69,284)
                                                                            ---------
 Net Increase (decrease) in net assets from operations....................     11,950
                                                                            ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    292,995
  Transfers between funds including guaranteed interest account, net......    147,290
  Transfers for contract benefits and terminations........................       (207)
  Contract maintenance charges............................................    (54,589)
                                                                            ---------
Net increase (decrease) in net assets from contractowners transactions....    385,489
                                                                            ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --
                                                                            ---------
Increase (Decrease) in Net Assets.........................................    397,439
Net Assets -- Beginning of Period.........................................     95,918
                                                                            ---------
Net Assets -- End of Period...............................................  $ 493,357
                                                                            =========
 Units issued during the period...........................................      4,449
 Units redeemed during the period.........................................     (1,127)
                                                                            ---------
 Net units issued (redeemed) during period................................      3,322
                                                                            =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/GLOBAL
                                                                                MULTI-SECTOR EQUITY
                                                                           ------------------------------
                                                                                2009            2008
                                                                           -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   45,340    $       2,736
 Net realized gain (loss) on investments..................................     (152,197)         221,783
 Change in unrealized appreciation (depreciation) of investments..........    1,451,216       (2,558,284)
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................    1,344,359       (2,333,765)
                                                                             ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    1,368,339        1,620,387
  Transfers between funds including guaranteed interest account, net......       54,991          241,303
  Transfers for contract benefits and terminations........................      (51,543)         (58,036)
  Contract maintenance charges............................................     (437,285)        (376,877)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions....      934,502        1,426,777
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             (222)
                                                                             ----------    -------------
Increase (Decrease) in Net Assets.........................................    2,278,861         (907,210)
Net Assets -- Beginning of Period.........................................    2,185,545        3,092,755
                                                                             ----------    -------------
Net Assets -- End of Period...............................................   $4,464,406    $   2,185,545
                                                                             ==========    =============
 Units issued during the period...........................................       15,191           16,231
 Units redeemed during the period.........................................       (9,336)          (8,800)
                                                                             ----------    -------------
 Net units issued (redeemed) during period................................        5,855            7,431
                                                                             ==========    =============



                                                                                 EQ/INTERMEDIATE
                                                                                   GOVERNMENT               EQ/INTERNATIONAL
                                                                                   BOND INDEX                  CORE PLUS
                                                                           --------------------------- --------------------------
                                                                              2009 (j)        2008         2009          2008
                                                                           -------------- ------------ ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   98,870    $   7,000    $  13,731    $     3,902
 Net realized gain (loss) on investments..................................      (17,465)         104      (26,241)        (4,236)
 Change in unrealized appreciation (depreciation) of investments..........     (294,394)        (493)     126,819       (107,251)
                                                                             ----------    ---------    ---------    -----------
 Net Increase (decrease) in net assets from operations....................     (212,989)       6,611      114,309       (107,585)
                                                                             ----------    ---------    ---------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      362,598      141,628      218,789        177,906
  Transfers between funds including guaranteed interest account, net......    8,241,984       41,738       82,654         39,462
  Transfers for contract benefits and terminations........................     (115,208)         (14)        (908)          (184)
  Contract maintenance charges............................................     (243,306)     (20,937)     (51,449)       (26,983)
                                                                             ----------    ---------    ---------    -----------
Net increase (decrease) in net assets from contractowners transactions....    8,246,068      162,415      249,086        190,201
                                                                             ----------    ---------    ---------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................       96,419      (17,389)          --             --
                                                                             ----------    ---------    ---------    -----------
Increase (Decrease) in Net Assets.........................................    8,129,498      151,637      363,395         82,616
Net Assets -- Beginning of Period.........................................      238,722       87,085      188,162        105,546
                                                                             ----------    ---------    ---------    -----------
Net Assets -- End of Period...............................................   $8,368,220    $ 238,722    $ 551,557    $   188,162
                                                                             ==========    =========    =========    ===========
 Units issued during the period...........................................      575,544        1,563        2,566          1,490
 Units redeemed during the period.........................................      (31,880)        (243)        (247)          (117)
                                                                             ----------    ---------    ---------    -----------
 Net units issued (redeemed) during period................................      543,664        1,320        2,319          1,373
                                                                             ==========    =========    =========    ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/INTERNATIONAL
                                                                                        GROWTH
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     84,466    $       70,946
 Net realized gain (loss) on investments..................................       434,510           632,793
 Change in unrealized appreciation (depreciation) of investments..........     4,092,177       (10,432,639)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................     4,611,153        (9,728,900)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     2,020,207         2,320,245
  Transfers between funds including guaranteed interest account, net......      (834,718)         (825,506)
  Transfers for contract benefits and terminations........................    (1,016,921)       (1,361,568)
  Contract maintenance charges............................................    (1,414,813)       (1,473,851)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (1,246,245)       (1,340,680)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --            10,000
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................     3,364,908       (11,059,580)
Net Assets -- Beginning of Period.........................................    13,651,551        24,711,131
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 17,016,459    $   13,651,551
                                                                            ============    ==============
 Units issued during the period...........................................       176,633           177,516
 Units redeemed during the period.........................................      (295,202)         (281,955)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................      (118,569)         (104,439)
                                                                            ============    ==============



                                                                                  EQ/JPMORGAN                EQ/LARGE CAP
                                                                              VALUE OPPORTUNITIES             CORE PLUS
                                                                           -------------------------- --------------------------
                                                                                2009         2008         2009          2008
                                                                           ------------- ------------ ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $  3,117     $   3,094    $    2,018    $   144
 Net realized gain (loss) on investments..................................     (9,558)       (8,537)      (13,940)      (515)
 Change in unrealized appreciation (depreciation) of investments..........     59,319       (46,030)       21,976     (9,590)
                                                                             ---------    ---------    ----------    -------
 Net Increase (decrease) in net assets from operations....................     52,878       (51,473)       10,054     (9,961)
                                                                             ---------    ---------    ----------    -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     84,997        97,402        20,227     25,968
  Transfers between funds including guaranteed interest account, net......     27,227        19,848           656      6,121
  Transfers for contract benefits and terminations........................           (3)       (451)           --        (31)
  Contract maintenance charges............................................    (24,994)      (18,201)       (9,527)    (4,940)
                                                                             ----------   ---------    ----------    -------
Net increase (decrease) in net assets from contractowners transactions....     87,227        98,598        11,356     27,118
                                                                             ----------   ---------    ----------    -------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --            --            --         --
                                                                             ----------   ---------    ----------    -------
Increase (Decrease) in Net Assets.........................................    140,105        47,125        21,410     17,157
Net Assets -- Beginning of Period.........................................    118,208        71,083        31,458     14,301
                                                                             ----------   ---------    ----------    -------
Net Assets -- End of Period...............................................   $258,313     $ 118,208    $   52,868    $31,458
                                                                             ==========   =========    ==========    =======
 Units issued during the period...........................................        790           928           445        316
 Units redeemed during the period.........................................        (86)          (89)         (304)        (8)
                                                                             ----------   ---------    ----------    -------
 Net units issued (redeemed) during period................................        704           839           141        308
                                                                             ==========   =========    ==========    =======

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 EQ/LARGE CAP              EQ/LARGE CAP
                                                                                 GROWTH INDEX               GROWTH PLUS
                                                                           ------------------------- -------------------------
                                                                               2009         2008         2009         2008
                                                                           ------------ ------------ ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $  10,158    $     425    $   4,161    $     311
 Net realized gain (loss) on investments..................................     (3,124)        (998)     (11,615)      (1,882)
 Change in unrealized appreciation (depreciation) of investments..........    134,095      (75,822)      92,761      (88,877)
                                                                            ---------    ---------    ---------    ---------
 Net Increase (decrease) in net assets from operations....................    141,129      (76,395)      85,307      (90,448)
                                                                            ---------    ---------    ---------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    218,912      212,020      144,771      192,375
  Transfers between funds including guaranteed interest account, net......     50,324       28,358      (12,279)      25,477
  Transfers for contract benefits and terminations........................     (2,086)      (2,536)        (147)      (3,055)
  Contract maintenance charges............................................    (57,565)     (38,264)     (39,044)     (32,823)
                                                                            ---------    ---------    ---------    ---------
Net increase (decrease) in net assets from contractowners transactions....    209,585      199,578       93,301      181,974
                                                                            ---------    ---------    ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................     (8,346)          --           --           --
                                                                            ---------    ---------    ---------    ---------
Increase (Decrease) in Net Assets.........................................    342,368      123,183      178,608       91,526
Net Assets -- Beginning of Period.........................................    225,492      102,309      218,771      127,245
                                                                            ---------    ---------    ---------    ---------
Net Assets -- End of Period...............................................  $ 567,860    $ 225,492    $ 397,379    $ 218,771
                                                                            =========    =========    =========    =========
 Units issued during the period...........................................      3,613        2,940          966        1,501
 Units redeemed during the period.........................................       (232)        (110)        (348)        (361)
                                                                            ---------    ---------    ---------    ---------
 Net units issued (redeemed) during period................................      3,381        2,830          618        1,140
                                                                            =========    =========    =========    =========



                                                                                  EQ/LARGE CAP
                                                                                   VALUE INDEX
                                                                           ---------------------------
                                                                               2009          2008
                                                                           ------------ --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $  15,250     $   1,885
 Net realized gain (loss) on investments..................................     (9,622)       (5,807)
 Change in unrealized appreciation (depreciation) of investments..........     28,022       (69,541)
                                                                            ---------     ---------
 Net Increase (decrease) in net assets from operations....................     33,650       (73,463)
                                                                            ---------     ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     82,679        69,937
  Transfers between funds including guaranteed interest account, net......     18,793        30,261
  Transfers for contract benefits and terminations........................       (230)           (1)
  Contract maintenance charges............................................    (21,962)      (16,496)
                                                                            ---------     -----------
Net increase (decrease) in net assets from contractowners transactions....     79,280        83,701
                                                                            ---------     -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --            --
                                                                            ---------     -----------
Increase (Decrease) in Net Assets.........................................    112,930        10,238
Net Assets -- Beginning of Period.........................................     86,430        76,192
                                                                            ---------     -----------
Net Assets -- End of Period...............................................  $ 199,360     $  86,430
                                                                            =========     ===========
 Units issued during the period...........................................      1,852         1,325
 Units redeemed during the period.........................................       (110)         (174)
                                                                            ---------     -----------
 Net units issued (redeemed) during period................................      1,742         1,151
                                                                            =========     ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    EQ/LARGE CAP
                                                                                     VALUE PLUS
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     143,246   $     274,480
 Net realized gain (loss) on investments..................................     (1,244,912)     (1,051,416)
 Change in unrealized appreciation (depreciation) of investments..........      2,551,028      (4,263,686)
                                                                            -------------   -------------
 Net Increase (decrease) in net assets from operations....................      1,449,362      (5,040,622)
                                                                            -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        870,562       1,210,865
  Transfers between funds including guaranteed interest account, net......        273,880      (1,952,233)
  Transfers for contract benefits and terminations........................     (1,304,701)       (968,100)
  Contract maintenance charges............................................       (457,548)       (455,650)
                                                                            -------------   -------------
Net increase (decrease) in net assets from contractowners transactions....       (617,807)     (2,165,118)
                                                                            -------------   -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         15,000            (667)
                                                                            -------------   -------------
Increase (Decrease) in Net Assets.........................................        846,555      (7,206,407)
Net Assets -- Beginning of Period.........................................      6,102,733      13,309,140
                                                                            -------------   -------------
Net Assets -- End of Period...............................................  $   6,949,288   $   6,102,733
                                                                            =============   =============
 Units issued during the period...........................................         67,994          31,431
 Units redeemed during the period.........................................       (137,756)       (225,640)
                                                                            -------------   -------------
 Net units issued (redeemed) during period................................        (69,762)       (194,209)
                                                                            =============   =============



                                                                                                            EQ/LORD
                                                                                                             ABBETT
                                                                                   EQ/LORD ABBETT          LARGE CAP
                                                                                 GROWTH AND INCOME            CORE
                                                                           ------------------------------ ------------
                                                                                2009            2008          2009
                                                                           -------------- --------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   33,636    $      89,552   $   1,368
 Net realized gain (loss) on investments..................................     (617,052)         (38,585)     (9,472)
 Change in unrealized appreciation (depreciation) of investments..........    1,489,950       (2,923,700)     53,402
                                                                             ----------    -------------   ---------
 Net Increase (decrease) in net assets from operations....................      906,534       (2,872,733)     45,298
                                                                             ----------    -------------   ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      977,615        1,172,499     117,399
  Transfers between funds including guaranteed interest account, net......     (177,449)        (341,123)     43,513
  Transfers for contract benefits and terminations........................     (357,401)        (407,010)       (406)
  Contract maintenance charges............................................     (449,650)        (516,818)    (24,995)
                                                                             ----------    -------------   ---------
Net increase (decrease) in net assets from contractowners transactions....       (6,885)         (92,452)    135,511
                                                                             ----------    -------------   ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             (279)         --
                                                                             ----------    -------------   ---------
Increase (Decrease) in Net Assets.........................................      899,649       (2,965,464)    180,809
Net Assets -- Beginning of Period.........................................    4,951,842        7,917,306      78,656
                                                                             ----------    -------------   ---------
Net Assets -- End of Period...............................................   $5,851,491    $   4,951,842   $ 259,465
                                                                             ==========    =============   =========
 Units issued during the period...........................................      129,466           91,899       1,615
 Units redeemed during the period.........................................     (136,817)        (107,769)       (219)
                                                                             ----------    -------------   ---------
 Net units issued (redeemed) during period................................       (7,351)         (15,870)      1,396
                                                                             ==========    =============   =========



                                                                             EQ/LORD
                                                                              ABBETT
                                                                            LARGE CAP
                                                                               CORE
                                                                           ------------
                                                                               2008
                                                                           ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      883
 Net realized gain (loss) on investments..................................      (1,896)
 Change in unrealized appreciation (depreciation) of investments..........     (22,312)
                                                                            ----------
 Net Increase (decrease) in net assets from operations....................     (23,325)
                                                                            ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      68,707
  Transfers between funds including guaranteed interest account, net......      12,357
  Transfers for contract benefits and terminations........................        (462)
  Contract maintenance charges............................................     (12,170)
                                                                            ----------
Net increase (decrease) in net assets from contractowners transactions....      68,432
                                                                            ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................          --
                                                                            ----------
Increase (Decrease) in Net Assets.........................................      45,107
Net Assets -- Beginning of Period.........................................      33,549
                                                                            ----------
Net Assets -- End of Period...............................................  $   78,656
                                                                            ==========
 Units issued during the period...........................................         685
 Units redeemed during the period.........................................         (80)
                                                                            ----------
 Net units issued (redeemed) during period................................         605
                                                                            ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/MID CAP
                                                                                       INDEX
                                                                           ------------------------------
                                                                                2009            2008
                                                                           -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   32,687    $      28,019
 Net realized gain (loss) on investments..................................     (460,884)        (105,545)
 Change in unrealized appreciation (depreciation) of investments..........    1,387,843       (2,075,835)
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................      959,646       (2,153,361)
                                                                             ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      882,799        1,085,105
  Transfers between funds including guaranteed interest account, net......      (85,029)         (45,111)
  Transfers for contract benefits and terminations........................     (165,172)        (166,170)
  Contract maintenance charges............................................     (318,283)        (330,910)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions....      314,315          542,914
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --               --
                                                                             ----------    -------------
Increase (Decrease) in Net Assets.........................................    1,273,961       (1,610,447)
Net Assets -- Beginning of Period.........................................    2,399,117        4,009,564
                                                                             ----------    -------------
Net Assets -- End of Period...............................................   $3,673,078    $   2,399,117
                                                                             ==========    =============
 Units issued during the period...........................................       51,082           48,360
 Units redeemed during the period.........................................      (49,379)         (46,503)
                                                                             ----------    -------------
 Net units issued (redeemed) during period................................        1,703            1,857
                                                                             ==========    =============



                                                                                      EQ/MID CAP
                                                                                      VALUE PLUS             EQ/MONEY MARKET
                                                                           --------------------------------- ----------------
                                                                            2009 (a) (b) ( c)       2008           2009
                                                                           ------------------- ------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................    $    128,850      $     6,506   $       17,614
 Net realized gain (loss) on investments..................................        (536,382)        (117,186)           4,666
 Change in unrealized appreciation (depreciation) of investments..........      (2,354,440)         (94,829)           8,534
                                                                              ------------      -----------   --------------
 Net Increase (decrease) in net assets from operations....................      (2,761,972)        (205,509)          30,814
                                                                              ------------      -----------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................         731,037          210,986       10,032,235
  Transfers between funds including guaranteed interest account, net......      14,777,954           52,821       (7,055,213)
  Transfers for contract benefits and terminations........................        (500,137)            (358)     (22,947,763)
  Contract maintenance charges............................................        (329,427)         (51,998)      (3,710,734)
                                                                              ------------      -----------   --------------
Net increase (decrease) in net assets from contractowners transactions....      14,679,427          211,451      (23,681,475)
                                                                              ------------      -----------   --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           2,001             (298)         (16,415)
                                                                              ------------      -----------   --------------
Increase (Decrease) in Net Assets.........................................      11,919,456            5,644      (23,667,076)
Net Assets -- Beginning of Period.........................................         318,851          313,207       47,430,157
                                                                              ------------      -----------   --------------
Net Assets -- End of Period...............................................    $ 12,238,307      $   318,851   $   23,763,081
                                                                              ============      ===========   ==============
 Units issued during the period...........................................       1,076,302            1,836        1,304,833
 Units redeemed during the period.........................................        (113,563)            (747)      (3,419,080)
                                                                              ------------      -----------   --------------
 Net units issued (redeemed) during period................................         962,739            1,089       (2,114,247)
                                                                              ============      ===========   ==============



                                                                           EQ/MONEY MARKET
                                                                           ----------------
                                                                                 2008
                                                                           ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    1,151,776
 Net realized gain (loss) on investments..................................             646
 Change in unrealized appreciation (depreciation) of investments..........            (793)
                                                                            --------------
 Net Increase (decrease) in net assets from operations....................       1,151,629
                                                                            --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      15,109,545
  Transfers between funds including guaranteed interest account, net......       4,008,656
  Transfers for contract benefits and terminations........................     (21,458,567)
  Contract maintenance charges............................................      (4,016,619)
                                                                            --------------
Net increase (decrease) in net assets from contractowners transactions....      (6,356,985)
                                                                            --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................        (121,917)
                                                                            --------------
Increase (Decrease) in Net Assets.........................................      (5,327,273)
Net Assets -- Beginning of Period.........................................      52,757,430
                                                                            --------------
Net Assets -- End of Period...............................................  $   47,430,157
                                                                            ==============
 Units issued during the period...........................................       2,466,694
 Units redeemed during the period.........................................      (3,211,540)
                                                                            --------------
 Net units issued (redeemed) during period................................        (744,846)
                                                                            ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/MONTAG &
                                                                                   CALDWELL GROWTH
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     14,127    $      (95,801)
 Net realized gain (loss) on investments..................................       556,399         2,660,303
 Change in unrealized appreciation (depreciation) of investments..........    11,165,699       (22,489,778)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................    11,736,225       (19,925,276)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     6,392,025         7,468,400
  Transfers between funds including guaranteed interest account, net......       489,350        (2,858,334)
  Transfers for contract benefits and terminations........................    (3,796,308)       (3,788,609)
  Contract maintenance charges............................................    (4,308,795)       (4,535,559)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (1,223,728)       (3,714,102)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --            10,000
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................    10,512,497       (23,629,378)
Net Assets -- Beginning of Period.........................................    39,026,059        62,655,437
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 49,538,556    $   39,026,059
                                                                            ============    ==============
 Units issued during the period...........................................     1,112,773           746,144
 Units redeemed during the period.........................................    (1,171,934)       (1,102,816)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................       (59,161)         (356,672)
                                                                            ============    ==============



                                                                                  EQ/PIMCO ULTRA           EQ/QUALITY
                                                                                    SHORT BOND              BOND PLUS
                                                                           ----------------------------- ---------------
                                                                            2009 (d) (e)       2008          2009 (k)
                                                                           -------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   51,276     $  132,517     $   255,527
 Net realized gain (loss) on investments..................................     (209,890)       352,568         (14,327)
 Change in unrealized appreciation (depreciation) of investments..........      479,129       (774,426)       (207,347)
                                                                             ----------     ----------     -----------
 Net Increase (decrease) in net assets from operations....................      320,515       (289,341)         33,853
                                                                             ----------     ----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      922,698        830,118         408,057
  Transfers between funds including guaranteed interest account, net......    1,201,579        881,818      10,002,653
  Transfers for contract benefits and terminations........................     (879,736)      (260,431)       (168,002)
  Contract maintenance charges............................................     (435,590)      (355,444)       (280,166)
                                                                             ----------     ----------     -----------
Net increase (decrease) in net assets from contractowners transactions....      808,951      1,096,061       9,962,542
                                                                             ----------     ----------     -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             50             499
                                                                             ----------     ----------     -----------
Increase (Decrease) in Net Assets.........................................    1,129,466        806,770       9,996,894
Net Assets -- Beginning of Period.........................................    4,947,164      4,140,394         404,080
                                                                             ----------     ----------     -----------
Net Assets -- End of Period...............................................   $6,076,630     $4,947,164     $10,400,974
                                                                             ==========     ==========     ===========
 Units issued during the period...........................................      128,365        228,738         524,134
 Units redeemed during the period.........................................     (121,166)      (186,938)        (31,911)
                                                                             ----------     ----------     -----------
 Net units issued (redeemed) during period................................        7,199         41,800         492,223
                                                                             ==========     ==========     ===========



                                                                            EQ/QUALITY
                                                                            BOND PLUS
                                                                           ------------
                                                                               2008
                                                                           ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $  23,196
 Net realized gain (loss) on investments..................................     (3,625)
 Change in unrealized appreciation (depreciation) of investments..........    (48,724)
                                                                            ---------
 Net Increase (decrease) in net assets from operations....................    (29,153)
                                                                            ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    135,209
  Transfers between funds including guaranteed interest account, net......    213,932
  Transfers for contract benefits and terminations........................       (300)
  Contract maintenance charges............................................    (39,479)
                                                                            ---------
Net increase (decrease) in net assets from contractowners transactions....    309,362
                                                                            ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --
                                                                            ---------
Increase (Decrease) in Net Assets.........................................    280,209
Net Assets -- Beginning of Period.........................................    123,871
                                                                            ---------
Net Assets -- End of Period...............................................  $ 404,080
                                                                            =========
 Units issued during the period...........................................      3,205
 Units redeemed during the period.........................................       (364)
                                                                            ---------
 Net units issued (redeemed) during period................................      2,841
                                                                            =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/SMALL COMPANY
                                                                                        INDEX
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      79,073   $      37,489
 Net realized gain (loss) on investments..................................       (776,360)         73,508
 Change in unrealized appreciation (depreciation) of investments..........      2,515,960      (2,017,378)
                                                                            -------------   -------------
 Net Increase (decrease) in net assets from operations....................      1,818,673      (1,906,381)
                                                                            -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        401,513         659,930
  Transfers between funds including guaranteed interest account, net......      2,089,191        (941,708)
  Transfers for contract benefits and terminations........................     (1,170,155)       (645,602)
  Contract maintenance charges............................................       (283,617)       (222,603)
                                                                            -------------   -------------
Net increase (decrease) in net assets from contractowners transactions....      1,036,932      (1,149,983)
                                                                            -------------   -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --             100
                                                                            -------------   -------------
Increase (Decrease) in Net Assets.........................................      2,855,605      (3,056,264)
Net Assets -- Beginning of Period.........................................      3,109,236       6,165,500
                                                                            -------------   -------------
Net Assets -- End of Period...............................................  $   5,964,841   $   3,109,236
                                                                            =============   =============
 Units issued during the period...........................................        420,010          47,723
 Units redeemed during the period.........................................       (182,968)       (256,697)
                                                                            -------------   -------------
 Net units issued (redeemed) during period................................        237,042        (208,974)
                                                                            =============   =============



                                                                                   EQ/T. ROWE PRICE          EQ/UBS GROWTH
                                                                                     GROWTH STOCK             AND INCOME
                                                                           -------------------------------- ---------------
                                                                                 2009            2008             2009
                                                                           --------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   (181,813)   $     (242,552)  $     55,520
 Net realized gain (loss) on investments..................................    (2,479,000)       (3,924,721)      (115,371)
 Change in unrealized appreciation (depreciation) of investments..........    13,957,386       (18,418,352)     3,721,870
                                                                            ------------    --------------   ------------
 Net Increase (decrease) in net assets from operations....................    11,296,573       (22,585,625)     3,662,019
                                                                            ------------    --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     4,527,309         5,291,822      2,212,516
  Transfers between funds including guaranteed interest account, net......    (2,260,731)        2,363,477       (564,668)
  Transfers for contract benefits and terminations........................    (3,217,285)       (3,524,823)      (857,970)
  Contract maintenance charges............................................    (3,396,443)       (3,685,497)    (1,437,380)
                                                                            ------------    --------------   ------------
Net increase (decrease) in net assets from contractowners transactions....    (4,347,150)          444,979       (647,502)
                                                                            ------------    --------------   ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            99                --          3,100
                                                                            ------------    --------------   ------------
Increase (Decrease) in Net Assets.........................................     6,949,522       (22,140,646)     3,017,617
Net Assets -- Beginning of Period.........................................    29,281,323        51,421,969     11,901,309
                                                                            ------------    --------------   ------------
Net Assets -- End of Period...............................................  $ 36,230,845    $   29,281,323   $ 14,918,926
                                                                            ============    ==============   ============
 Units issued during the period...........................................       428,146           839,160        254,533
 Units redeemed during the period.........................................      (827,686)         (798,829)      (339,552)
                                                                            ------------    --------------   ------------
 Net units issued (redeemed) during period................................      (399,540)           40,331        (85,019)
                                                                            ============    ==============   ============



                                                                            EQ/UBS GROWTH
                                                                             AND INCOME
                                                                           ---------------
                                                                                 2008
                                                                           ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    138,318
 Net realized gain (loss) on investments..................................       513,705
 Change in unrealized appreciation (depreciation) of investments..........    (8,853,291)
                                                                            ------------
 Net Increase (decrease) in net assets from operations....................    (8,201,268)
                                                                            ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     2,604,796
  Transfers between funds including guaranteed interest account, net......      (968,800)
  Transfers for contract benefits and terminations........................    (1,317,163)
  Contract maintenance charges............................................    (1,592,523)
                                                                            ------------
Net increase (decrease) in net assets from contractowners transactions....    (1,273,690)
                                                                            ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           (55)
                                                                            ------------
Increase (Decrease) in Net Assets.........................................    (9,475,013)
Net Assets -- Beginning of Period.........................................    21,376,322
                                                                            ------------
Net Assets -- End of Period...............................................  $ 11,901,309
                                                                            ============
 Units issued during the period...........................................       266,558
 Units redeemed during the period.........................................      (387,497)
                                                                            ------------
 Net units issued (redeemed) during period................................      (120,939)
                                                                            ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 EQ/VAN KAMPEN
                                                                                   COMSTOCK
                                                                           -------------------------
                                                                               2009         2008
                                                                           ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   2,320    $    2,379
 Net realized gain (loss) on investments..................................     (2,833)         (550)
 Change in unrealized appreciation (depreciation) of investments..........     40,511       (40,794)
                                                                            ---------    ----------
 Net Increase (decrease) in net assets from operations....................     39,998       (38,965)
                                                                            ---------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     73,915        69,778
  Transfers between funds including guaranteed interest account, net......      7,709        22,123
  Transfers for contract benefits and terminations........................       (817)         (584)
  Contract maintenance charges............................................    (22,897)      (18,124)
                                                                            ---------    ----------
Net increase (decrease) in net assets from contractowners transactions....     57,910        73,193
                                                                            ---------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --            --
                                                                            ---------    ----------
Increase (Decrease) in Net Assets.........................................     97,908        34,228
Net Assets -- Beginning of Period.........................................     93,789        59,561
                                                                            ---------    ----------
Net Assets -- End of Period...............................................  $ 191,697    $   93,789
                                                                            =========    ==========
 Units issued during the period...........................................        790           798
 Units redeemed during the period.........................................        (51)          (48)
                                                                            ---------    ----------
 Net units issued (redeemed) during period................................        739           750
                                                                            =========    ==========




                                                                                                           FIDELITY VIP
                                                                                    EQ/VAN KAMPEN             ASSET
                                                                                   MID CAP GROWTH            MANAGER
                                                                           ------------------------------- -----------
                                                                                 2009            2008          2009
                                                                           --------------- --------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     (18,232)  $     (22,935)  $  2,107
 Net realized gain (loss) on investments..................................     (1,140,710)       (774,308)    (2,907)
 Change in unrealized appreciation (depreciation) of investments..........      4,325,342      (4,921,147)    23,501
                                                                            -------------   -------------   --------
 Net Increase (decrease) in net assets from operations....................      3,166,400      (5,718,390)    22,701
                                                                            -------------   -------------   --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      1,180,175       1,434,843      2,974
  Transfers between funds including guaranteed interest account, net......       (169,829)       (755,534)    38,633
  Transfers for contract benefits and terminations........................     (1,103,186)       (912,307)    (3,671)
  Contract maintenance charges............................................       (593,908)       (631,806)    (3,954)
                                                                            -------------   -------------   --------
Net increase (decrease) in net assets from contractowners transactions....       (686,748)       (864,804)    33,982
                                                                            -------------   -------------   --------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --              50         --
                                                                            -------------   -------------   --------
Increase (Decrease) in Net Assets.........................................      2,479,652      (6,583,144)    56,683
Net Assets -- Beginning of Period.........................................      6,038,858      12,622,002     42,059
                                                                            -------------   -------------   --------
Net Assets -- End of Period...............................................  $   8,518,510   $   6,038,858   $ 98,742
                                                                            =============   =============   ========
 Units issued during the period...........................................        133,431         158,654      4,462
 Units redeemed during the period.........................................       (212,694)       (240,381)      (948)
                                                                            -------------   -------------   --------
 Net units issued (redeemed) during period................................        (79,263)        (81,727)     3,514
                                                                            =============   =============   ========



                                                                           FIDELITY VIP
                                                                           ASSET MANAGER
                                                                           -------------
                                                                                2008
                                                                           -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     1,454
 Net realized gain (loss) on investments..................................      (37,307)
 Change in unrealized appreciation (depreciation) of investments..........      (31,306)
                                                                            -----------
 Net Increase (decrease) in net assets from operations....................      (67,159)
                                                                            -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       13,765
  Transfers between funds including guaranteed interest account, net......       42,283
  Transfers for contract benefits and terminations........................     (146,851)
  Contract maintenance charges............................................       (5,853)
                                                                            -----------
Net increase (decrease) in net assets from contractowners transactions....      (96,656)
                                                                            -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --
                                                                            -----------
Increase (Decrease) in Net Assets.........................................     (163,815)
Net Assets -- Beginning of Period.........................................      205,874
                                                                            -----------
Net Assets -- End of Period...............................................  $    42,059
                                                                            ===========
 Units issued during the period...........................................        5,191
 Units redeemed during the period.........................................      (15,881)
                                                                            -----------
 Net units issued (redeemed) during period................................      (10,690)
                                                                            ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     FIDELITY VIP
                                                                                    CONTRAFUND(R)
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    210,395    $      249,142
 Net realized gain (loss) on investments..................................    (9,294,098)       (2,080,497)
 Change in unrealized appreciation (depreciation) of investments..........    16,407,866       (18,683,437)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................     7,324,163       (20,514,792)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     2,503,368         3,124,394
  Transfers between funds including guaranteed interest account, net......    (1,892,970)         (521,276)
  Transfers for contract benefits and terminations........................    (7,514,682)       (4,708,679)
  Contract maintenance charges............................................    (1,999,677)       (2,262,965)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (8,903,961)       (4,368,526)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --             5,000
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................    (1,579,798)      (24,878,318)
Net Assets -- Beginning of Period.........................................    26,506,787        51,385,105
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 24,926,989    $   26,506,787
                                                                            ============    ==============
 Units issued during the period...........................................       345,099           525,255
 Units redeemed during the period.........................................    (1,132,126)         (815,043)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................      (787,027)         (289,788)
                                                                            ============    ==============



                                                                                    FIDELITY VIP           FRANKLIN INCOME
                                                                                  GROWTH AND INCOME          SECURITIES
                                                                           ------------------------------- ---------------
                                                                                2009            2008             2009
                                                                           ------------- ----------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     3,403    $      7,209     $     512,718
 Net realized gain (loss) on investments..................................     (138,557)       (218,287)         (564,315)
 Change in unrealized appreciation (depreciation) of investments..........      211,134        (446,330)        1,932,978
                                                                            -----------    ------------     -------------
 Net Increase (decrease) in net assets from operations....................       75,980        (657,408)        1,881,381
                                                                            -----------    ------------     -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       41,764          77,585           918,356
  Transfers between funds including guaranteed interest account, net......      (13,181)        (58,986)         (371,055)
  Transfers for contract benefits and terminations........................     (118,273)       (886,325)       (1,265,727)
  Contract maintenance charges............................................      (14,111)        (30,913)         (469,665)
                                                                            -----------    ------------     -------------
Net increase (decrease) in net assets from contractowners transactions         (103,801)       (898,639)       (1,188,091)
                                                                            -----------    ------------     -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --                (3)             --
                                                                            -----------    ---------------  -------------
Increase (Decrease) in Net Assets.........................................      (27,821)     (1,556,050)          693,290
Net Assets -- Beginning of Period.........................................      376,550       1,932,600         6,098,782
                                                                            -----------    --------------   -------------
Net Assets -- End of Period...............................................  $   348,729    $    376,550     $   6,792,072
                                                                            ===========    ==============   =============
 Units issued during the period...........................................        5,422          14,163            97,357
 Units redeemed during the period.........................................      (18,781)       (112,026)         (240,807)
                                                                            -----------    --------------   -------------
 Net units issued (redeemed) during period................................      (13,359)        (97,863)         (143,450)
                                                                            ===========    ==============   =============



                                                                           FRANKLIN INCOME
                                                                             SECURITIES
                                                                           ---------------
                                                                                 2008
                                                                           ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     470,817
 Net realized gain (loss) on investments..................................       (590,131)
 Change in unrealized appreciation (depreciation) of investments..........     (2,786,244)
                                                                            -------------
 Net Increase (decrease) in net assets from operations....................     (2,905,558)
                                                                            -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      2,590,209
  Transfers between funds including guaranteed interest account, net......       (755,750)
  Transfers for contract benefits and terminations........................     (3,135,124)
  Contract maintenance charges............................................       (538,565)
                                                                            -------------
Net increase (decrease) in net assets from contractowners transactions         (1,839,230)
                                                                            -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................       (243,845)
                                                                            -------------
Increase (Decrease) in Net Assets.........................................     (4,988,633)
Net Assets -- Beginning of Period.........................................     11,087,415
                                                                            -------------
Net Assets -- End of Period...............................................  $   6,098,782
                                                                            =============
 Units issued during the period...........................................        332,289
 Units redeemed during the period.........................................       (571,567)
                                                                            -------------
 Net units issued (redeemed) during period................................       (239,278)
                                                                            =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    FRANKLIN
                                                                                RISING DIVIDENDS              FRANKLIN
                                                                                   SECURITIES             ZERO COUPON 2010
                                                                           -------------------------- -------------------------
                                                                               2009          2008         2009         2008
                                                                           ------------ ------------- ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   4,828    $     7,640   $   4,721     $  4,991
 Net realized gain (loss) on investments..................................    (40,714)         1,469       1,212          262
 Change in unrealized appreciation (depreciation) of investments..........    107,523       (171,332)     (6,248)       2,656
                                                                            ---------    -----------   ---------     --------
 Net Increase (decrease) in net assets from operations....................     71,637       (162,223)       (315)       7,909
                                                                            ---------    -----------   ---------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    101,857        125,639      18,835       25,502
  Transfers between funds including guaranteed interest account, net......    (23,596)       (40,332)     (3,125)       2,899
  Transfers for contract benefits and terminations........................    (33,244)       (11,608)    (14,920)      (5,429)
  Contract maintenance charges............................................    (42,961)       (53,211)     (9,784)      (9,862)
                                                                            ---------    -----------   ---------     --------
Net increase (decrease) in net assets from contractowners transactions....      2,056         20,488      (8,994)      13,110
                                                                            ---------    -----------   ---------     --------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --             --          --           50
                                                                            ---------    -----------   ---------     --------
Increase (Decrease) in Net Assets.........................................     73,693       (141,735)     (9,309)      21,069
Net Assets -- Beginning of Period.........................................    438,657        580,392     133,688      112,619
                                                                            ---------    -----------   ---------     --------
Net Assets -- End of Period...............................................  $ 512,350    $   438,657   $ 124,379     $133,688
                                                                            =========    ===========   =========     ========
 Units issued during the period...........................................     10,399         10,321       1,619        3,973
 Units redeemed during the period.........................................    (10,447)        (8,720)     (2,334)      (2,924)
                                                                            ---------    -----------   ---------     --------
 Net units issued (redeemed) during period................................        (48)         1,601        (715)       1,049
                                                                            =========    ===========   =========     ========



                                                                                 JANUS ASPEN SERIES
                                                                                      BALANCED
                                                                           ------------------------------
                                                                                2009            2008
                                                                           -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $  205,786    $     187,879
 Net realized gain (loss) on investments..................................      315,304          973,639
 Change in unrealized appreciation (depreciation) of investments..........    1,257,374       (2,601,086)
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................    1,778,464       (1,439,568)
                                                                             ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      874,988          997,482
  Transfers between funds including guaranteed interest account, net......      318,641         (178,474)
  Transfers for contract benefits and terminations........................     (502,132)        (667,676)
  Contract maintenance charges............................................     (798,865)        (752,183)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions....     (107,368)        (600,851)
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --               32
                                                                             ----------    -------------
Increase (Decrease) in Net Assets.........................................    1,671,096       (2,040,387)
Net Assets -- Beginning of Period.........................................    7,110,461        9,150,848
                                                                             ----------    -------------
Net Assets -- End of Period...............................................   $8,781,557    $   7,110,461
                                                                             ==========    =============
 Units issued during the period...........................................      150,397          115,502
 Units redeemed during the period.........................................     (158,288)        (160,876)
                                                                             ----------    -------------
 Net units issued (redeemed) during period................................       (7,891)         (45,374)
                                                                             ==========    =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 JANUS ASPEN SERIES
                                                                                     ENTERPRISE
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    (34,060)   $      (9,974)
 Net realized gain (loss) on investments..................................       293,389        1,732,827
 Change in unrealized appreciation (depreciation) of investments..........     3,610,237       (9,394,212)
                                                                            ------------    -------------
 Net Increase (decrease) in net assets from operations....................     3,869,566       (7,671,359)
                                                                            ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,218,652        1,425,966
  Transfers between funds including guaranteed interest account, net......      (491,929)         366,916
  Transfers for contract benefits and terminations........................      (936,466)      (1,597,368)
  Contract maintenance charges............................................      (913,913)      (1,008,809)
                                                                            ------------    -------------
Net increase (decrease) in net assets from contractowners transactions....    (1,123,656)        (813,295)
                                                                            ------------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --              100
                                                                            ------------    -------------
Increase (Decrease) in Net Assets.........................................     2,745,910       (8,484,554)
Net Assets -- Beginning of Period.........................................     9,273,554       17,758,108
                                                                            ------------    -------------
Net Assets -- End of Period...............................................  $ 12,019,464    $   9,273,554
                                                                            ============    =============
 Units issued during the period...........................................       218,324          317,849
 Units redeemed during the period.........................................      (395,921)        (449,333)
                                                                            ------------    -------------
 Net units issued (redeemed) during period................................      (177,597)        (131,484)
                                                                            ============    =============



                                                                                                             JANUS ASPEN
                                                                                  JANUS ASPEN SERIES            SERIES
                                                                                        FORTY               MID CAP VALUE
                                                                           -------------------------------- --------------
                                                                                 2009            2008            2009
                                                                           --------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    (44,526)   $      (64,826)   $    3,966
 Net realized gain (loss) on investments..................................       738,481         1,853,850      (104,900)
 Change in unrealized appreciation (depreciation) of investments..........     5,327,773       (13,683,216)      447,183
                                                                            ------------    --------------    ----------
 Net Increase (decrease) in net assets from operations....................     6,021,728       (11,894,192)      346,249
                                                                            ------------    --------------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,575,364         1,745,197        72,713
  Transfers between funds including guaranteed interest account, net......      (959,789)          833,059        17,104
  Transfers for contract benefits and terminations........................    (1,748,266)       (3,000,891)     (124,512)
  Contract maintenance charges............................................    (1,123,839)       (1,225,023)     (131,032)
                                                                            ------------    --------------    ----------
Net increase (decrease) in net assets from contractowners transactions....    (2,256,530)       (1,647,658)     (165,727)
                                                                            ------------    --------------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --               500            --
                                                                            ------------    --------------    ----------
Increase (Decrease) in Net Assets.........................................     3,765,198       (13,541,350)      180,522
Net Assets -- Beginning of Period.........................................    14,262,658        27,804,008     1,194,895
                                                                            ------------    --------------    ----------
Net Assets -- End of Period...............................................  $ 18,027,856    $   14,262,658    $1,375,417
                                                                            ============    ==============    ==========
 Units issued during the period...........................................       242,290           439,497         7,230
 Units redeemed during the period.........................................      (500,978)         (600,324)      (21,105)
                                                                            ------------    --------------    ----------
 Net units issued (redeemed) during period................................      (258,688)         (160,827)      (13,875)
                                                                            ============    ==============    ==========



                                                                           JANUS ASPEN SERIES
                                                                             MID CAP VALUE
                                                                           -----------------
                                                                                  2008
                                                                           -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $      7,397
 Net realized gain (loss) on investments..................................        132,816
 Change in unrealized appreciation (depreciation) of investments..........       (794,424)
                                                                             ------------
 Net Increase (decrease) in net assets from operations....................       (654,211)
                                                                             ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................         55,078
  Transfers between funds including guaranteed interest account, net......       (193,031)
  Transfers for contract benefits and terminations........................     (1,196,635)
  Contract maintenance charges............................................       (159,215)
                                                                             ------------
Net increase (decrease) in net assets from contractowners transactions....     (1,493,803)
                                                                             ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             (2)
                                                                             ------------
Increase (Decrease) in Net Assets.........................................     (2,148,016)
Net Assets -- Beginning of Period.........................................      3,342,911
                                                                             ------------
Net Assets -- End of Period...............................................   $  1,194,895
                                                                             ============
 Units issued during the period...........................................          7,302
 Units redeemed during the period.........................................       (112,659)
                                                                             ------------
 Net units issued (redeemed) during period................................       (105,357)
                                                                             ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 JANUS ASPEN SERIES
                                                                                      OVERSEAS
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      18,448   $     104,514
 Net realized gain (loss) on investments..................................        130,074       2,608,879
 Change in unrealized appreciation (depreciation) of investments..........      3,683,465      (9,546,844)
                                                                            -------------   -------------
 Net Increase (decrease) in net assets from operations....................      3,831,987      (6,833,451)
                                                                            -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        686,026         987,623
  Transfers between funds including guaranteed interest account, net......       (197,179)       (978,108)
  Transfers for contract benefits and terminations........................     (1,054,300)     (2,232,693)
  Contract maintenance charges............................................       (382,554)       (453,323)
                                                                            -------------   -------------
Net increase (decrease) in net assets from contractowners transactions....       (948,007)     (2,676,501)
                                                                            -------------   -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --              39
                                                                            -------------   -------------
Increase (Decrease) in Net Assets.........................................      2,883,980      (9,509,913)
Net Assets -- Beginning of Period.........................................      5,082,308      14,592,221
                                                                            -------------   -------------
Net Assets -- End of Period...............................................  $   7,966,288   $   5,082,308
                                                                            =============   =============
 Units issued during the period...........................................         55,803          84,444
 Units redeemed during the period.........................................       (108,633)       (250,768)
                                                                            -------------   -------------
 Net units issued (redeemed) during period................................        (52,830)       (166,324)
                                                                            =============   =============



                                                                                                               MFS(R)
                                                                                 JANUS ASPEN SERIES          UTILITIES
                                                                                      WORLDWIDE                SERIES
                                                                           ------------------------------- --------------
                                                                                 2009            2008           2009
                                                                           --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $    94,285    $       6,495    $   56,621
 Net realized gain (loss) on investments..................................      (227,926)         569,936      (187,400)
 Change in unrealized appreciation (depreciation) of investments..........     3,185,300       (7,683,992)      484,848
                                                                             -----------    -------------    ----------
 Net Increase (decrease) in net assets from operations....................     3,051,659       (7,107,561)      354,069
                                                                             -----------    -------------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,385,663        1,639,087       239,085
  Transfers between funds including guaranteed interest account, net......      (287,704)        (491,445)      (30,865)
  Transfers for contract benefits and terminations........................      (621,381)        (987,950)     (185,061)
  Contract maintenance charges............................................      (990,146)      (1,039,703)      (91,943)
                                                                             -----------    -------------    ----------
Net increase (decrease) in net assets from contractowners transactions....      (513,568)        (880,011)      (68,784)
                                                                             -----------    -------------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            51              (90)           --
                                                                             -----------    -------------    ----------
Increase (Decrease) in Net Assets.........................................     2,538,142       (7,987,662)      285,285
Net Assets -- Beginning of Period.........................................     8,498,616       16,486,278     1,236,079
                                                                             -----------    -------------    ----------
Net Assets -- End of Period...............................................   $11,036,758    $   8,498,616    $1,521,364
                                                                             ===========    =============    ==========
 Units issued during the period...........................................       309,068          317,885        16,052
 Units redeemed during the period.........................................      (395,268)        (429,896)      (20,624)
                                                                             -----------    -------------    ----------
 Net units issued (redeemed) during period................................       (86,200)        (112,011)       (4,572)
                                                                             ===========    =============    ==========



                                                                                MFS(R)
                                                                           UTILITIES SERIES
                                                                           -----------------
                                                                                  2008
                                                                           -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $     25,735
 Net realized gain (loss) on investments..................................        125,476
 Change in unrealized appreciation (depreciation) of investments..........     (1,160,790)
                                                                             ------------
 Net Increase (decrease) in net assets from operations....................     (1,009,579)
                                                                             ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        251,373
  Transfers between funds including guaranteed interest account, net......        241,982
  Transfers for contract benefits and terminations........................       (551,860)
  Contract maintenance charges............................................       (117,627)
                                                                             ------------
Net increase (decrease) in net assets from contractowners transactions           (176,132)
                                                                             ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             (3)
                                                                             ------------
Increase (Decrease) in Net Assets.........................................     (1,185,714)
Net Assets -- Beginning of Period.........................................      2,421,793
                                                                             ------------
Net Assets -- End of Period...............................................   $  1,236,079
                                                                             ============
 Units issued during the period...........................................         30,339
 Units redeemed during the period.........................................        (44,084)
                                                                             ------------
 Net units issued (redeemed) during period................................        (13,745)
                                                                             ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 MULTIMANAGER
                                                                               AGGRESSIVE EQUITY
                                                                           -------------------------
                                                                             2009 (f)       2008
                                                                           ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     479    $      342
 Net realized gain (loss) on investments..................................    (11,200)       (7,354)
 Change in unrealized appreciation (depreciation) of investments..........     76,782       (38,664)
                                                                            ---------    ----------
 Net Increase (decrease) in net assets from operations....................     66,061       (45,676)
                                                                            ---------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    111,683        74,127
  Transfers between funds including guaranteed interest account, net......    342,682        20,277
  Transfers for contract benefits and terminations........................       (169)          (10)
  Contract maintenance charges............................................    (35,295)      (16,138)
                                                                            ---------    ----------
Net increase (decrease) in net assets from contractowners transactions....    418,901        78,256
                                                                            ---------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................       (437)           --
                                                                            ---------    ----------
Increase (Decrease) in Net Assets.........................................    484,525        32,580
Net Assets -- Beginning of Period.........................................     75,057        42,477
                                                                            ---------    ----------
Net Assets -- End of Period...............................................  $ 559,582    $   75,057
                                                                            =========    ==========
 Units issued during the period...........................................      6,551         1,263
 Units redeemed during the period.........................................       (407)         (295)
                                                                            ---------    ----------
 Net units issued (redeemed) during period................................      6,144           968
                                                                            =========    ==========



                                                                                                          MULTIMANAGER
                                                                                    MULTIMANAGER          INTERNATIONAL
                                                                                     CORE BOND               EQUITY
                                                                           ------------------------------ -------------
                                                                                 2009           2008           2009
                                                                           --------------- -------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     355,324   $   460,255    $    11,346
 Net realized gain (loss) on investments..................................         (8,197)      209,926         (3,612)
 Change in unrealized appreciation (depreciation) of investments..........        469,439      (502,699)       168,732
                                                                            -------------   -----------    -----------
 Net Increase (decrease) in net assets from operations....................        816,566       167,482        176,466
                                                                            -------------   -----------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        350,456       307,906        361,625
  Transfers between funds including guaranteed interest account, net......       (539,673)   10,386,099          8,114
  Transfers for contract benefits and terminations........................     (2,298,624)     (841,305)        (3,307)
  Contract maintenance charges............................................       (388,686)     (258,779)      (100,230)
                                                                            -------------   -----------    -----------
Net increase (decrease) in net assets from contractowners transactions....     (2,876,527)    9,593,921        266,202
                                                                            -------------   -----------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --            50             --
                                                                            -------------   -----------    -----------
Increase (Decrease) in Net Assets.........................................     (2,059,961)    9,761,453        442,668
Net Assets -- Beginning of Period.........................................      9,961,162       199,709        393,534
                                                                            -------------   -----------    -----------
Net Assets -- End of Period...............................................  $   7,901,201   $ 9,961,162    $   836,202
                                                                            =============   ===========    ===========
 Units issued during the period...........................................          7,008     1,001,432          1,830
 Units redeemed during the period.........................................       (285,513)     (102,268)           (38)
                                                                            -------------   -----------    -----------
 Net units issued (redeemed) during period................................       (278,505)      899,164          1,792
                                                                            =============   ===========    ===========



                                                                           MULTIMANAGER
                                                                           INTERNATIONA
                                                                             AL EQUITY
                                                                           -------------
                                                                                2008
                                                                           -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     8,809
 Net realized gain (loss) on investments..................................        4,857
 Change in unrealized appreciation (depreciation) of investments..........     (238,277)
                                                                            -----------
 Net Increase (decrease) in net assets from operations....................     (224,611)
                                                                            -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      385,305
  Transfers between funds including guaranteed interest account, net......       55,048
  Transfers for contract benefits and terminations........................         (645)
  Contract maintenance charges............................................      (72,574)
                                                                            -----------
Net increase (decrease) in net assets from contractowners transactions....      367,134
                                                                            -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --
                                                                            -----------
Increase (Decrease) in Net Assets.........................................      142,523
Net Assets -- Beginning of Period.........................................      251,011
                                                                            -----------
Net Assets -- End of Period...............................................  $   393,534
                                                                            ===========
 Units issued during the period...........................................        1,951
 Units redeemed during the period.........................................          (78)
                                                                            -----------
 Net units issued (redeemed) during period................................        1,873
                                                                            ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 MULTIMANAGER               MULTIMANAGER
                                                                             LARGE CAP CORE EQUITY        LARGE CAP GROWTH
                                                                           ------------------------- --------------------------
                                                                               2009         2008         2009          2008
                                                                           ------------ ------------ ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   1,220    $      417   $     626    $        --
 Net realized gain (loss) on investments..................................     (9,738)       (5,670)    (11,422)        (7,084)
 Change in unrealized appreciation (depreciation) of investments..........     30,153       (22,870)    123,078       (111,041)
                                                                            ---------    ----------   ---------    -----------
 Net Increase (decrease) in net assets from operations....................     21,635       (28,123)    112,282       (118,125)
                                                                            ---------    ----------   ---------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     40,174        45,282     162,755        179,056
  Transfers between funds including guaranteed interest account, net......      2,498            54      27,494         21,925
  Transfers for contract benefits and terminations........................     (2,206)           --      (2,437)          (122)
  Contract maintenance charges............................................    (11,186)       (9,902)    (53,318)       (39,397)
                                                                            ---------    ----------   ---------    -----------
Net increase (decrease) in net assets from contractowners transactions....     29,280        35,434     134,494        161,462
                                                                            ---------    ----------   ---------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --            --          --             --
                                                                            ---------    ----------   ---------    -----------
Increase (Decrease) in Net Assets.........................................     50,915         7,311     246,776         43,337
Net Assets -- Beginning of Period.........................................     50,309        42,998     214,652        171,315
                                                                            ---------    ----------   ---------    -----------
Net Assets -- End of Period...............................................  $ 101,224    $   50,309   $ 461,428    $   214,652
                                                                            =========    ==========   =========    ===========
 Units issued during the period...........................................        381           308       1,621          1,593
 Units redeemed during the period.........................................       (131)          (75)       (178)          (177)
                                                                            ---------    ----------   ---------    -----------
 Net units issued (redeemed) during period................................        250           233       1,443          1,416
                                                                            =========    ==========   =========    ===========



                                                                                    MULTIMANAGER
                                                                                   LARGE CAP VALUE
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      84,670   $     112,277
 Net realized gain (loss) on investments..................................       (735,898)       (247,756)
 Change in unrealized appreciation (depreciation) of investments..........      1,665,357      (2,433,139)
                                                                            -------------   -------------
 Net Increase (decrease) in net assets from operations....................      1,014,129      (2,568,618)
                                                                            -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        296,341         367,971
  Transfers between funds including guaranteed interest account, net......       (490,706)      7,731,522
  Transfers for contract benefits and terminations........................     (1,216,823)       (431,622)
  Contract maintenance charges............................................       (234,080)       (199,746)
                                                                            -------------   -------------
Net increase (decrease) in net assets from contractowners transactions....     (1,645,268)      7,468,125
                                                                            -------------   -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --            (158)
                                                                            -------------   -------------
Increase (Decrease) in Net Assets.........................................       (631,139)      4,899,349
Net Assets -- Beginning of Period.........................................      5,219,906         320,557
                                                                            -------------   -------------
Net Assets -- End of Period...............................................  $   4,588,767   $   5,219,906
                                                                            =============   =============
 Units issued during the period...........................................         12,150         901,047
 Units redeemed during the period.........................................       (290,014)        (92,291)
                                                                            -------------   -------------
 Net units issued (redeemed) during period................................       (277,864)        808,756
                                                                            =============   =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 MULTIMANAGER              MULTIMANAGER
                                                                                MID CAP GROWTH             MID CAP VALUE
                                                                           ------------------------- -------------------------
                                                                               2009         2008         2009         2008
                                                                           ------------ ------------ ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      --    $      --    $  12,289    $   1,649
 Net realized gain (loss) on investments..................................    (24,494)     (11,595)     (40,718)     (10,376)
 Change in unrealized appreciation (depreciation) of investments..........     99,589      (74,724)     179,918      (87,902)
                                                                            ---------    ---------    ---------    ---------
 Net Increase (decrease) in net assets from operations....................     75,095      (86,319)     151,489      (96,629)
                                                                            ---------    ---------    ---------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     96,675      141,967      177,138      231,527
  Transfers between funds including guaranteed interest account, net......     (8,562)       6,374      (59,933)      62,289
  Transfers for contract benefits and terminations........................       (632)        (588)      (1,140)        (685)
  Contract maintenance charges............................................    (34,895)     (27,397)     (49,604)     (34,550)
                                                                            ---------    ---------    ---------    ---------
Net increase (decrease) in net assets from contractowners transactions....     52,586      120,356       66,461      258,581
                                                                            ---------    ---------    ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --           --           --           --
                                                                            ---------    ---------    ---------    ---------
Increase (Decrease) in Net Assets.........................................    127,681       34,037      217,950      161,952
Net Assets -- Beginning of Period.........................................    136,341      102,304      281,005      119,053
                                                                            ---------    ---------    ---------    ---------
Net Assets -- End of Period...............................................  $ 264,022    $ 136,341    $ 498,955    $ 281,005
                                                                            =========    =========    =========    =========
 Units issued during the period...........................................        714          855        1,614        2,352
 Units redeemed during the period.........................................       (278)        (168)        (937)        (207)
                                                                            ---------    ---------    ---------    ---------
 Net units issued (redeemed) during period................................        436          687          677        2,145
                                                                            =========    =========    =========    =========



                                                                                   MULTIMANAGER
                                                                                MULTI-SECTOR BOND
                                                                           ----------------------------
                                                                                2009           2008
                                                                           -------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   83,891    $  203,195
 Net realized gain (loss) on investments..................................     (216,879)      (68,009)
 Change in unrealized appreciation (depreciation) of investments..........      300,171      (652,391)
                                                                             ----------    ----------
 Net Increase (decrease) in net assets from operations....................      167,183      (517,205)
                                                                             ----------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      509,644       668,138
  Transfers between funds including guaranteed interest account, net......     (124,033)      (84,500)
  Transfers for contract benefits and terminations........................      (97,562)      (68,351)
  Contract maintenance charges............................................     (208,889)     (206,476)
                                                                             ----------    ----------
Net increase (decrease) in net assets from contractowners transactions....       79,160       308,811
                                                                             ----------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --          (305)
                                                                             ----------    ----------
Increase (Decrease) in Net Assets.........................................      246,343      (208,699)
Net Assets -- Beginning of Period.........................................    1,723,493     1,932,192
                                                                             ----------    ----------
Net Assets -- End of Period...............................................   $1,969,836    $1,723,493
                                                                             ==========    ==========
 Units issued during the period...........................................       21,842        23,678
 Units redeemed during the period.........................................      (28,724)      (19,643)
                                                                             ----------    ----------
 Net units issued (redeemed) during period................................       (6,882)        4,035
                                                                             ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    MULTIMANAGER
                                                                                  SMALL CAP GROWTH
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    (32,410)   $     (43,830)
 Net realized gain (loss) on investments..................................      (768,612)        (151,990)
 Change in unrealized appreciation (depreciation) of investments..........     3,734,345       (6,825,859)
                                                                            ------------    -------------
 Net Increase (decrease) in net assets from operations....................     2,933,323       (7,021,679)
                                                                            ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,586,654        2,002,751
  Transfers between funds including guaranteed interest account, net......      (412,472)        (886,349)
  Transfers for contract benefits and terminations........................      (767,155)        (928,460)
  Contract maintenance charges............................................    (1,017,576)      (1,151,602)
                                                                            ------------    -------------
Net increase (decrease) in net assets from contractowners transactions....      (610,549)        (963,660)
                                                                            ------------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --             (278)
                                                                            ------------    -------------
Increase (Decrease) in Net Assets.........................................     2,322,774       (7,985,617)
Net Assets -- Beginning of Period.........................................     9,069,765       17,055,382
                                                                            ------------    -------------
Net Assets -- End of Period...............................................  $ 11,392,539    $   9,069,765
                                                                            ============    =============
 Units issued during the period...........................................       158,411          175,625
 Units redeemed during the period.........................................      (228,251)        (278,064)
                                                                            ------------    -------------
 Net units issued (redeemed) during period................................       (69,840)        (102,439)
                                                                            ============    =============



                                                                                 MULTIMANAGER               MULTIMANAGER
                                                                                SMALL CAP VALUE              TECHNOLOGY
                                                                           ------------------------- --------------------------
                                                                               2009         2008         2009          2008
                                                                           ------------ ------------ ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   1,909    $     407    $      --    $        --
 Net realized gain (loss) on investments..................................     (8,303)      (1,716)     (10,255)            59
 Change in unrealized appreciation (depreciation) of investments..........     51,609      (55,598)     226,671       (171,240)
                                                                            ---------    ---------    ---------    -----------
 Net Increase (decrease) in net assets from operations....................     45,215      (56,907)     216,416       (171,181)
                                                                            ---------    ---------    ---------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    157,771       82,985      249,958        262,392
  Transfers between funds including guaranteed interest account, net......      1,077        9,920       28,137         69,686
  Transfers for contract benefits and terminations........................     (1,172)        (225)        (360)          (328)
  Contract maintenance charges............................................    (25,839)     (21,509)     (80,653)       (54,318)
                                                                            ---------    ---------    ---------    -----------
Net increase (decrease) in net assets from contractowners transactions....    131,837       71,171      197,082        277,432
                                                                            ---------    ---------    ---------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................        115           --           --             --
                                                                            ---------    ---------    ---------    -----------
Increase (Decrease) in Net Assets.........................................    177,167       14,264      413,498        106,251
Net Assets -- Beginning of Period.........................................    115,865      101,601      278,110        171,859
                                                                            ---------    ---------    ---------    -----------
Net Assets -- End of Period...............................................  $ 293,032    $ 115,865    $ 691,608    $   278,110
                                                                            =========    =========    =========    ===========
 Units issued during the period...........................................        974          443        1,554          1,773
 Units redeemed during the period.........................................        (73)         (34)        (180)          (147)
                                                                            ---------    ---------    ---------    -----------
 Net units issued (redeemed) during period................................        901          409        1,374          1,626
                                                                            =========    =========    =========    ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    OPPENHEIMER
                                                                             GLOBAL SECURITIES FUND/VA
                                                                           -----------------------------
                                                                                2009           2008
                                                                           -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   23,105     $   15,933
 Net realized gain (loss) on investments..................................     (172,435)        75,132
 Change in unrealized appreciation (depreciation) of investments..........      652,896       (953,106)
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      503,566       (862,041)
                                                                             ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      321,169        417,446
  Transfers between funds including guaranteed interest account, net......      (76,088)       (75,781)
  Transfers for contract benefits and terminations........................     (132,759)      (117,160)
  Contract maintenance charges............................................     (127,214)      (159,966)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions....      (14,892)        64,539
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             --
                                                                             ----------     ----------
Increase (Decrease) in Net Assets.........................................      488,674       (797,502)
Net Assets -- Beginning of Period.........................................    1,287,229      2,084,731
                                                                             ----------     ----------
Net Assets -- End of Period...............................................   $1,775,903     $1,287,229
                                                                             ==========     ==========
 Units issued during the period...........................................       25,385         29,155
 Units redeemed during the period.........................................      (26,052)       (25,368)
                                                                             ----------     ----------
 Net units issued (redeemed) during period................................         (667)         3,787
                                                                             ==========     ==========



                                                                                                         THE UNIVERSAL
                                                                                                         INSTITUTIONAL
                                                                                                          FUNDS, INC.
                                                                                       PIMCO               EMERGING
                                                                              GLOBAL BOND (UNHEDGED)     MARKETS DEBT
                                                                           ----------------------------- -------------
                                                                                2009           2008           2009
                                                                           -------------- -------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   74,807     $   92,006    $    20,689
 Net realized gain (loss) on investments..................................      290,884        (22,099)       (70,884)
 Change in unrealized appreciation (depreciation) of investments..........       75,980       (132,550)       131,257
                                                                             ----------     ----------    -----------
 Net Increase (decrease) in net assets from operations....................      441,671        (62,643)        81,062
                                                                             ----------     ----------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      400,132        472,361         95,733
  Transfers between funds including guaranteed interest account, net......     (196,869)       181,953        (45,177)
  Transfers for contract benefits and terminations........................     (170,229)      (183,870)      (219,241)
  Contract maintenance charges............................................     (250,322)      (245,039)       (10,658)
                                                                             ----------     ----------    -----------
Net increase (decrease) in net assets from contractowners transactions....     (217,288)       225,405       (179,343)
                                                                             ----------     ----------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --         (2,176)            --
                                                                             ----------     ----------    -----------
Increase (Decrease) in Net Assets.........................................      224,383        160,586        (98,281)
Net Assets -- Beginning of Period.........................................    2,963,680      2,803,094        380,918
                                                                             ----------     ----------    -----------
Net Assets -- End of Period...............................................   $3,188,063     $2,963,680    $   282,637
                                                                             ==========     ==========    ===========
 Units issued during the period...........................................       34,616         60,760          8,145
 Units redeemed during the period.........................................      (49,079)       (47,888)       (18,166)
                                                                             ----------     ----------    -----------
 Net units issued (redeemed) during period................................      (14,463)        12,872        (10,021)
                                                                             ==========     ==========    ===========



                                                                           THE UNIVERSAL
                                                                            INSTITUTIONAL
                                                                            FUNDS, INC.
                                                                             EMERGING
                                                                            MARKETS DEBT
                                                                           -------------
                                                                                2008
                                                                           -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    33,437
 Net realized gain (loss) on investments..................................       10,565
 Change in unrealized appreciation (depreciation) of investments..........     (111,366)
                                                                            -----------
 Net Increase (decrease) in net assets from operations....................      (67,364)
                                                                            -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       34,141
  Transfers between funds including guaranteed interest account, net......      (46,207)
  Transfers for contract benefits and terminations........................      (19,504)
  Contract maintenance charges............................................      (11,582)
                                                                            -----------
Net increase (decrease) in net assets from contractowners transactions....      (43,152)
                                                                            -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --
                                                                            -----------
Increase (Decrease) in Net Assets.........................................     (110,516)
Net Assets -- Beginning of Period.........................................      491,434
                                                                            -----------
Net Assets -- End of Period...............................................  $   380,918
                                                                            ===========
 Units issued during the period...........................................        4,424
 Units redeemed during the period.........................................       (6,682)
                                                                            -----------
 Net units issued (redeemed) during period................................       (2,258)
                                                                            ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                           THE UNIVERSAL INSTITUTIONAL
                                                                                   FUNDS, INC.
                                                                               GLOBAL VALUE EQUITY
                                                                           ----------------------------
                                                                                2009          2008
                                                                           ------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    30,887    $   38,766
 Net realized gain (loss) on investments..................................     (674,189)      103,553
 Change in unrealized appreciation (depreciation) of investments..........      689,573      (861,709)
                                                                            -----------    ----------
 Net Increase (decrease) in net assets from operations....................       46,271      (719,390)
                                                                            -----------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       87,223       110,410
  Transfers between funds including guaranteed interest account, net......     (175,737)      119,045
  Transfers for contract benefits and terminations........................     (564,993)     (170,381)
  Contract maintenance charges............................................      (48,937)      (66,817)
                                                                            -----------    ----------
Net increase (decrease) in net assets from contractowners transactions....     (702,444)       (7,743)
                                                                            -----------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --            --
                                                                            -----------    ----------
Increase (Decrease) in Net Assets.........................................     (656,173)     (727,133)
Net Assets -- Beginning of Period.........................................    1,169,310     1,896,443
                                                                            -----------    ----------
Net Assets -- End of Period...............................................  $   513,137    $1,169,310
                                                                            ===========    ==========
 Units issued during the period...........................................       14,386        49,452
 Units redeemed during the period.........................................      (90,736)      (45,900)
                                                                            -----------    ----------
 Net units issued (redeemed) during period................................      (76,350)        3,552
                                                                            ===========    ==========



                                                                                                         VAN ECK
                                                                                                        WORLDWIDE
                                                                               VAN ECK WORLDWIDE         EMERGING
                                                                                      BOND               MARKETS
                                                                           -------------------------- --------------
                                                                                2009         2008          2009
                                                                           ------------- ------------ --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     7,827   $   5,235     $    2,521
 Net realized gain (loss) on investments..................................          334       4,644       (394,933)
 Change in unrealized appreciation (depreciation) of investments..........        3,868      (9,553)     1,600,582
                                                                            -----------   ---------     ----------
 Net Increase (decrease) in net assets from operations....................       12,029         326      1,208,170
                                                                            -----------   ---------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        6,280      25,199         71,378
  Transfers between funds including guaranteed interest account, net......      (87,722)    133,813        296,709
  Transfers for contract benefits and terminations........................      (32,217)    (62,891)      (697,933)
  Contract maintenance charges............................................       (5,200)     (4,683)       (56,511)
                                                                            -----------   ---------     ----------
Net increase (decrease) in net assets from contractowners transactions....     (118,859)     91,438       (386,357)
                                                                            -----------   ---------     ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --          --             --
                                                                            -----------   ---------     ----------
Increase (Decrease) in Net Assets.........................................     (106,830)     91,764        821,813
Net Assets -- Beginning of Period.........................................      222,011     130,247      1,069,496
                                                                            -----------   ---------     ----------
Net Assets -- End of Period...............................................  $   115,181   $ 222,011     $1,891,309
                                                                            ===========   =========     ==========
 Units issued during the period...........................................          516      13,667         30,376
 Units redeemed during the period.........................................       (6,730)     (8,893)       (50,816)
                                                                            -----------   ---------     ----------
 Net units issued (redeemed) during period................................       (6,214)      4,774        (20,440)
                                                                            ===========   =========     ==========



                                                                               VAN ECK
                                                                              WORLDWIDE
                                                                           EMERGING MARKETS
                                                                           ----------------
                                                                                 2008
                                                                           ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $          --
 Net realized gain (loss) on investments..................................       (887,622)
 Change in unrealized appreciation (depreciation) of investments..........     (2,697,062)
                                                                            -------------
 Net Increase (decrease) in net assets from operations....................     (3,584,684)
                                                                            -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        106,753
  Transfers between funds including guaranteed interest account, net......       (217,816)
  Transfers for contract benefits and terminations........................       (981,957)
  Contract maintenance charges............................................        (74,276)
                                                                            -------------
Net increase (decrease) in net assets from contractowners transactions....     (1,167,296)
                                                                            -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --
                                                                            -------------
Increase (Decrease) in Net Assets.........................................     (4,751,980)
Net Assets -- Beginning of Period.........................................      5,821,476
                                                                            -------------
Net Assets -- End of Period...............................................  $   1,069,496
                                                                            =============
 Units issued during the period...........................................         31,386
 Units redeemed during the period.........................................       (141,376)
                                                                            -------------
 Net units issued (redeemed) during period................................       (109,990)
                                                                            =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    VAN ECK WORLDWIDE
                                                                                       HARD ASSETS
                                                                             -------------------------------
                                                                                  2009             2008
                                                                             -------------   ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................    $      893       $   3,206
 Net realized gain (loss) on investments..................................      (159,807)         (3,037)
 Change in unrealized appreciation (depreciation) of investments..........       291,924        (483,238)
                                                                              ----------       ------------
 Net Increase (decrease) in net assets from operations....................       133,010        (483,069)
                                                                              ----------       ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       123,612          80,371
  Transfers between funds including guaranteed interest account, net......        61,630        (171,378)
  Transfers for contract benefits and terminations........................      (120,093)       (345,094)
  Contract maintenance charges............................................       (12,893)        (23,156)
                                                                              ----------       ------------
Net increase (decrease) in net assets from contractowners transactions....        52,256        (459,257)
                                                                              ----------       ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --              (5)
                                                                              ----------       ------------
Increase (Decrease) in Net Assets.........................................       185,266        (942,331)
Net Assets -- Beginning of Period.........................................       295,841       1,238,172
                                                                              ----------       ------------
Net Assets -- End of Period...............................................    $  481,107       $ 295,841
                                                                              ==========       ============
 Units issued during the period...........................................         7,758          12,043
 Units redeemed during the period.........................................        (7,387)        (26,447)
                                                                              ----------       ------------
 Net units issued (redeemed) during period................................           371         (14,404)
                                                                              ==========       ============

-----------------
(a) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009. (See Note 6)

(b) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009. (See Note 6)

(c) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009. (See Note 6)

(d) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009. (See Note 6)

(e) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009. (See Note 6)

(f) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009. (See Note 6)

(g)  Units were made available for sale on September 18, 2009.

(h) EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009. (See Note 6)

(i) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009. (See Note 6)

(j) EQ/Intermediate Government Bond Index replaced EQ/Government Securities due to a fund merger on September 25, 2009. (See Note 6)

(k) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009. (See Note 6)


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

December 31, 2009


1.  Organization and Business

    MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Financial.

    The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Policies, which include MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, MONY Variable Universal Life and Incentive LifeSM Legacy), and Survivorship Variable Universal Life (collectively the "Variable Life Policies"). These policies are issued by MONY America, which is a wholly- owned subsidiary of MONY.

    There are eighty-six MONY America Variable Life subaccounts within the Variable Account, and each invests in only a corresponding portfolio of AIM Variable Insurance Funds, AXA Premier VIP Trust ("VIP"), Dreyfus Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products
    (VIP), Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., or Van Eck Worldwide Insurance Trust, collectively (the "Funds"). The Funds are registered under the 1940 Act as open-end, management investment companies.

    Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from those of MONY America. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be charged with liabilities arising out of other business MONY America may conduct.

    The Variable Account consists of the following separate variable investment options:

    AIM Variable Insurance Funds
    ----------------------------
    o AIM V.I. Financial Services
    o AIM V.I. Global Health Care
     o AIM V.I. Technology

    AXA Premier VIP Trust*
    ----------------------
    o AXA Aggressive Allocation
    o AXA Balanced Strategy
    o AXA Conservative Allocation
    o AXA Conservative Growth Strategy
    o AXA Conservative-Plus Allocation
    o AXA Conservative Strategy
    o AXA Growth Strategy
    o AXA Moderate Allocation
    o AXA Moderate Growth Strategy
    o AXA Moderate-Plus Allocation
    o Multimanager Aggressive Equity
    o Multimanager Core Bond
    o Multimanager International Equity
    o Multimanager Large Cap Core Equity
    o Multimanager Large Cap Growth
    o Multimanager Large Cap Value
    o Multimanager Mid Cap Growth
    o Multimanager Mid Cap Value
    o Multimanager Multi-Sector Bond(1)
    o Multimanager Small Cap Growth
    o Multimanager Small Cap Value
    o Multimanager Technology

    Dreyfus Stock Index Fund, Inc.
    ------------------------------
    o Dreyfus Stock Index Fund, Inc.

    EQ Advisors Trust*
    ------------------
    o All Asset Allocation
    o EQ/AllianceBernstein International
    o EQ/AllianceBernstein Small Cap Growth
    o EQ/BlackRock Basic Value Equity
    o EQ/BlackRock International Value
    o EQ/Boston Advisors Equity Income
    o EQ/Calvert Socially Responsible
    o EQ/Capital Guardian Growth
    o EQ/Capital Guardian Research
    o EQ/Common Stock Index(2)
    o EQ/Core Bond Index(3)
    o EQ/Equity 500 Index
    o EQ/Equity Growth PLUS(4)
    o EQ/Evergreen Omega
    o EQ/GAMCO Mergers and Acquisitions
    o EQ/GAMCO Small Company Value
    o EQ/Global Bond PLUS(5)
    o EQ/Global Multi-Sector Equity(6)
    o EQ/Intermediate Government Bond Index(7)
    o EQ/International Core PLUS
    o EQ/International Growth
    o EQ/JPMorgan Value Opportunities
    o EQ/Large Cap Core PLUS

    ----------------------
    * An affiliate of AXA Equitable Insurance Company provides advisory services to one or more portfolios of this Trust.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


1.  Organization and Business (Continued)

     o EQ/Large Cap Growth Index
     o EQ/Large Cap Growth PLUS
     o EQ/Large Cap Value Index
     o EQ/Large Cap Value PLUS
     o EQ/Lord Abbett Growth and Income
     o EQ/Lord Abbett Large Cap Core
     o EQ/Mid Cap Index
     o EQ/Mid Cap Value PLUS
     o EQ/Money Market
     o EQ/Montag & Caldwell Growth
     o EQ/PIMCO Ultra Short Bond(8)
     o EQ/Quality Bond PLUS
     o EQ/Small Company Index
     o EQ/T. Rowe Price Growth Stock
     o EQ/UBS Growth and Income
     o EQ/Van Kampen Comstock
     o EQ/Van Kampen Mid Cap Growth

    Fidelity Variable Insurance Products
    ------------------------------------
     o Fidelity VIP Asset Manager
     o Fidelity VIP Contrafund(R)
     o Fidelity VIP Growth and Income

    Franklin Templeton Variable Insurance Products Trust
    ----------------------------------------------------
     o Franklin Income Securities
     o Franklin Rising Dividends Securities
     o Franklin Zero Coupon 2010

    Janus Aspen Series
    ------------------
     o Janus Aspen Series Balanced
     o Janus Aspen Series Enterprise(9)
     o Janus Aspen Series Forty
     o Janus Aspen Series Mid Cap Value
     o Janus Aspen Series Overseas(10)
     o Janus Aspen Series Worldwide(11)

    MFS(R) Variable Insurance Trust
    -------------------------------
    o MFS(R) Utilities Series

    Oppenheimer Variable Account Funds
    ----------------------------------
    o Oppenheimer Global Securities Fund/VA

    PIMCO Variable Insurance Trust
    ------------------------------
    o PIMCO Global Bond (Unhedged)

    The Universal Institutional Funds, Inc.
    ---------------------------------------
    o The Universal Institutional Funds, Inc. Emerging Markets Debt
    o The Universal Institutional Funds, Inc. Global Value Equity

    Van Eck Worldwide Insurance Trust
    ---------------------------------
    o Van Eck Worldwide Bond
    o Van Eck Worldwide Emerging Markets
    o Van Eck Worldwide Hard Assets

    ----------
     (1) Formerly known as Multimanager High Yield
     (2) Formerly known as EQ/AllianceBernstein Common Stock
     (3) Formerly known as EQ/JPMorgan Core Bond
     (4) Fund was renamed twice this year. EQ/Marsico Focus was former name, until 05/01/09 when name changed to EQ/Focus PLUS. On 09/18/09 the second change resulted in the current name.
     (5) Formerly known as EQ/Evergreen International Bond
     (6) Formerly known as EQ/Van Kampen Emerging Markets Equity
     (7) Formerly known as EQ/AllianceBernstein Intermediate Government
         Securities
     (8) Formerly known as EQ/PIMCO Real Return
     (9) Formerly known as Janus Aspen Series Mid Cap Growth
    (10) Formerly known as Janus Aspen Series International Growth
    (11) Formerly known as Janus Aspen Series Worldwide Growth

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


1.  Organization and Business (Concluded)

    The amount retained by MONY America in the Variable Account arises principally from (1) contributions from MONY America, (2) mortality and expense charges and administrative charges accumulated in the Variable Account, and (3) that portion, determined ratably, of the Variable Account's investment results applicable to those assets in the Variable Account in excess of the net assets, attributable to accumulation of units. Amounts retained by MONY America are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by MONY America in the Variable Account may be transferred at any time by MONY America to its General Account.

    Each of the variable investment options of the Variable Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Funds, which are distributed by MONY America to the Contractowners.

    In the normal course of business, the variable investment options of the Account enter into contracts that may include agreements to indemnify another party under given circumstances. The variable investment options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the variable investment options of the Account.


2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
    (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Effective April 1, 2009, as further described in Note 3 of the financial statements, the Variable Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

    Investments:

    The investment in shares of each of the respective Funds is stated at value, which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the EQ/Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

    Due to and Due From:

    Amounts due to/from MONY America and amounts due to/from respective funds generally represent premiums, surrenders and death benefits, as well as amounts transferred among the various funds by Contractowners.

    Investment Transactions and Investment Income:

    Investments in the Funds are recorded on the trade date. Dividend income and net realized gain distributions are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the Funds. Realized gains and losses include: (1) gains and losses on the redemptions of investments in the Funds (determined on the identified cost basis) and (2) distributions representing the net realized gains on investments transactions.

    Contract Payments and Transfers:

    Payments received from Contractowners represent Contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the Guaranteed Interest Account with Market Value Adjustment, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes.

    Transfers between funds including the Guaranteed Interest Account with Market Value Adjustment, net, are amounts that Contractowners have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


2.  Significant Accounting Policies (Concluded)

    option. MONY America is required by state insurance law to set aside additional assets in MONY America's General Account to provide for other policy benefits. MONY America's General Account is subject to creditor rights.

    Transfers for contract benefits and terminations are payments to Contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that Contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract maintenance charges are administrative charges and cost of insurance charges, if applicable.

    Taxes:

    The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life Policies participating in the Variable Account by reasons of applicable provisions of the Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life Policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.


3.  Fair Value Disclosures:

    Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

    Level 1 -- Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

    Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

    Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

    All investment and receivable assets of each variable investment option of the Variable Account are classified as Level 1. As described in Note 1 to the financial statements, the Variable Account invests in open-ended mutual funds, available to Contractowners of variable insurance policies. The variable investment options may, without restriction, transact at the daily Net Asset Value(s) (NAV) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

    As of December 31, 2009, the Variable Account did not hold any investments with significant unobservable inputs (Level 3).


4.  Related Party Transactions

    Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

    The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each subaccount ("fund value") to compensate MONY America. MONY America may impose a surrender charge when the Contractowners request a full or partial surrender. These deductions are treated as Contractowner redemptions by the Variable Account.

    Investment Manager and Advisors:

    The Variable Account assets of each variable investment option are invested in shares of the corresponding mutual fund portfolios of the EQAT and VIP Trusts. Shares are offered by the trust at net asset value. Shares which the variable investment options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


4.  Related Party Transactions (Concluded)

    B shares") is subject to distribution fees imposed under a distribution plan (here in, the "Rule 12b-1") adopted by EQAT and VIP Trusts. Rule 12b-1 provides that the EQAT and VIP Trusts, on behalf of each variable portfolio may charge a maximum annual distribution and/or service 12b-1 fee of 0.50% of the average daily net assets of the portfolio attributable to its Class B shares in respect to the activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expense or expense ratios of the investment options.

    AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, serves as investment manager of portfolios of EQAT and VIP. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly managing the portfolios. Fees generally vary depending on net asset levels of individual portfolios, and range, for EQAT and VIP, from a low of 0.07% to a high of 1.19% of the average daily net assets of the portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the portfolios, including the fees of the advisors of each portfolio. In Addition, AXA Advisors, LLC, ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

    AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/Common Stock Index, EQ/Large Cap Value PLUS, EQ/Equity 500 Index, and EQ/Small Company Index, as well as a portion of Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Growth, Multimanager Large Cap Value, Multimanager Mid Cap Growth, Multimanager Technology. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

    Contract Distribution and Principal Underwriter:

    AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") are distributors and principal underwriters of the Variable Life Policies and the Variable Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

    The Variable Life Policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life Policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.


5.  Purchases and Sales of Investments

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                            Cost of Shares      Proceeds from
                                               Acquired        Shares Redeemed
                                           ----------------   ----------------
AIM V.I. Financial Services.............      $    52,049        $    27,122
AIM V.I. Global Health Care.............          139,607            127,537
AIM V.I. Technology.....................           73,617             21,103
All Asset Allocation....................       11,214,054         15,386,132
AXA Aggressive Allocation...............        5,764,384            435,955
AXA Balanced Strategy...................          249,705                 86
AXA Conservative Allocation.............        1,717,790            514,656
AXA Conservative Growth Strategy........           30,351                 76
AXA Conservative Strategy...............           59,093                 93
AXA Conservative-Plus Allocation........        2,167,578            199,482
AXA Growth Strategy.....................          303,674              1,687

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


5.  Purchases and Sales of Investments (Continued)


                                                 Cost of Shares     Proceeds from
                                                    Acquired       Shares Redeemed
                                                ---------------   ----------------
AXA Moderate Allocation......................     $11,349,037        $   920,133
AXA Moderate Growth Strategy.................         684,543             35,513
AXA Moderate-Plus Allocation.................      18,751,813            915,414
Dreyfus Stock Index Fund, Inc................       5,058,033          7,339,102
EQ/AllianceBernstein International...........         776,452          1,636,310
EQ/AllianceBernstein Small Cap Growth........         459,033            242,880
EQ/BlackRock Basic Value Equity..............         672,063            183,736
EQ/BlackRock International Value.............         480,585          2,181,249
EQ/Boston Advisors Equity Income.............       2,044,304          4,542,542
EQ/Calvert Socially Responsible..............         246,968            283,433
EQ/Capital Guardian Growth...................          69,691             50,444
EQ/Capital Guardian Research.................         694,357            530,126
EQ/Common Stock Index........................         944,171            148,526
EQ/Core Bond Index...........................      34,064,139          5,805,970
EQ/Equity 500 Index..........................         640,947             89,895
EQ/Equity Growth PLUS........................       1,659,373          2,032,802
EQ/Evergreen Omega...........................         189,581             29,134
EQ/GAMCO Mergers and Acquisitions............          70,248             12,903
EQ/GAMCO Small Company Value.................       8,292,158         14,606,212
EQ/Global Bond PLUS..........................         341,832             91,625
EQ/Global Multi-Sector Equity................       1,270,594            290,752
EQ/Intermediate Government Bond Index........       9,003,291            563,353
EQ/International Core PLUS...................         288,335             25,518
EQ/International Growth......................       2,648,097          3,809,876
EQ/JPMorgan Value Opportunities..............         100,241              9,896
EQ/Large Cap Core PLUS.......................          34,114             20,740
EQ/Large Cap Growth Index....................         235,744             16,001
EQ/Large Cap Growth PLUS.....................         140,394             42,932
EQ/Large Cap Value Index.....................          99,250              4,721
EQ/Large Cap Value PLUS......................       1,166,946          1,626,507
EQ/Lord Abbett Growth and Income.............       1,377,310          1,350,558
EQ/Lord Abbett Large Cap Core................         157,584             20,705
EQ/Mid Cap Index.............................         866,570            519,575
EQ/Mid Cap Value PLUS........................      16,089,050          1,277,834
EQ/Money Market..............................      19,063,381         42,675,351
EQ/Montag & Caldwell Growth..................       9,603,881         10,813,482
EQ/PIMCO Ultra Short Bond....................       3,819,013          2,945,134
EQ/Quality Bond PLUS.........................      10,940,245            720,766
EQ/Small Company Index.......................       2,574,364          1,458,360
EQ/T. Rowe Price Growth Stock................       5,001,758          9,530,621
EQ/UBS Growth and Income.....................       2,381,616          2,970,498
EQ/Van Kampen Comstock.......................          64,213              3,983
EQ/Van Kampen Mid Cap Growth.................       1,576,721          2,281,700
Fidelity VIP Asset Manager...................          46,000              9,762
Fidelity VIP Contrafund(R)...................       3,881,931         12,569,488
Fidelity VIP Growth and Income...............          47,344            147,741
Franklin Income Securities...................       1,621,329          2,296,702
Franklin Rising Dividends Securities.........         115,665            108,781
Franklin Zero Coupon 2010....................          25,493             29,766
Janus Aspen Series Balanced..................       2,549,606          2,152,251
Janus Aspen Series Enterprise................       1,450,222          2,607,937
Janus Aspen Series Forty.....................       2,456,016          4,757,072
Janus Aspen Series Mid Cap Value.............         136,106            266,899
Janus Aspen Series Overseas..................       1,263,889          2,002,419

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


5. Purchases and Sales of Investments (Concluded)


                                                                         Cost of Shares     Proceeds from
                                                                            Acquired       Shares Redeemed
                                                                        ---------------   ----------------
Janus Aspen Series Worldwide.........................................      $1,989,242        $2,408,474
MFS(R) Utilities Series..............................................         405,042           417,214
Multimanager Aggressive Equity.......................................         446,769            27,389
Multimanager Core Bond...............................................         783,026         3,279,443
Multimanager International Equity....................................         283,454             6,042
Multimanager Large Cap Core Equity...................................          45,143            14,642
Multimanager Large Cap Growth........................................         152,805            17,685
Multimanager Large Cap Value.........................................         410,456         1,971,158
Multimanager Mid Cap Growth..........................................          91,108            38,523
Multimanager Mid Cap Value...........................................         187,479           108,729
Multimanager Multi-Sector Bond.......................................         574,214           411,160
Multimanager Small Cap Growth........................................       1,732,456         2,375,413
Multimanager Small Cap Value.........................................         144,125            10,264
Multimanager Technology..............................................         223,802            26,828
Oppenheimer Global Securities Fund/VA................................         409,824           370,288
PIMCO Global Bond (Unhedged).........................................         935,402           800,899
The Universal Institutional Funds, Inc. Emerging Markets Debt........         177,073           335,727
The Universal Institutional Funds, Inc. Global Value Equity..........         170,428           841,989
Van Eck Worldwide Bond...............................................          16,935           127,967
Van Eck Worldwide Emerging Markets...................................         482,073           763,999
Van Eck Worldwide Hard Assets........................................         288,455           233,534

6.  Reorganizations

    In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractholders of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

--------------------------------------------------------------------------------------
 September 11, 2009         Removed Portfolio                Surviving Portfolio
--------------------------------------------------------------------------------------
                            EQ/Ariel Appreciation II         EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------------
Shares - Class B                7,996
Value - Class B            $     9.40
Net Assets Before Merger   $   75,138
Net Assets After Merger    $       --
                           EQ/Lord Abbett Mid Cap Value
Shares - Class A              829,795
Value - Class A            $     7.92
Shares - Class B               35,942
Value - Class B            $     7.93
Net Assets Before Merger   $6,855,423
Net Assets After Merger    $       --
                           EQ/Van Kampen Real Estate
Shares - Class A              773,946                         1,380,090
Value - Class A            $     5.48                       $      7.83
Shares - Class B               74,389                           164,869
Value - Class B            $     5.48                       $      7.74
Net Assets Before Merger   $4,647,161                       $   508,419
Net Assets After Merger    $       --                       $12,086,141
--------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


6.  Reorganizations (Continued)


------------------------------------------------------------------------------------------------
September 11, 2009         Removed Portfolio                      Surviving Portfolio
------------------------------------------------------------------------------------------------
                           EQ/AXA Rosenberg Value
                           Long/Short Equity                      EQ/PIMCO Ultra Short Bond
------------------------------------------------------------------------------------------------
Shares - Class B                4,054
Value - Class B            $     8.60
Net Assets Before Merger   $   34,863
Net Assets After Merger    $       --
                           EQ/Short Duration Bond
Shares - Class A               47,022                                 165,609
Value - Class A            $     9.12                             $      9.95
Shares - Class B               24,453                                 289,264
Value - Class B            $     9.13                             $      9.95
Net Assets Before Merger   $  651,952                             $ 3,839,148
Net Assets After Merger    $       --                             $ 4,525,963
------------------------------------------------------------------------------------------------
                                                                  Multimanager Aggressive
September 18, 2009         Multimanager Health Care               Equity
------------------------------------------------------------------------------------------------
Shares - Class B               38,024                                  23,372
Value - Class B            $     9.02                             $     21.67
Net Assets Before Merger   $  343,049                             $   163,393
Net Assets After Merger    $       --                             $   506,442
------------------------------------------------------------------------------------------------
September 25, 2009         EQ/Caywood Scholl High Yield Bond      EQ/Quality Bond PLUS
------------------------------------------------------------------------------------------------
Shares - Class B            2,501,391                               1,139,303
Value - Class B            $     3.99                             $      9.19
Net Assets Before Merger   $9,992,021                             $   474,932
Net Assets After Merger    $       --                             $10,466,953
------------------------------------------------------------------------------------------------
                                                                  EQ/Intermediate Government
September 25, 2009         EQ/Government Securities               Bond Index
------------------------------------------------------------------------------------------------
Shares - Class A              756,495                                 837,608
Value - Class A            $    10.81                             $      9.76
Net Assets Before Merger   $8,173,956                             $        --
Net Assets After Merger    $       --                             $ 8,173,956
------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


6.  Reorganizations (Concluded)


-------------------------------------------------------------------------
September 25, 2009         Removed Portfolio      Surviving Portfolio
-------------------------------------------------------------------------
                           EQ/Long Term Bond      EQ/Core Bond Index
-------------------------------------------------------------------------
Shares - Class A               656,660
Value - Class A            $     12.74
Shares - Class B                22,034
Value - Class B            $     12.74
Net Assets Before Merger   $ 8,646,016
Net Assets After Merger    $        --
                           EQ/Bond Index
Shares - Class A             1,363,679              3,206,054
Value - Class A            $     10.44            $      9.62
Shares - Class B                    --                120,822
Value - Class B            $        --            $      9.62
Net Assets Before Merger   $14,242,177            $ 9,132,207
Net Assets After Merger    $         -            $32,020,400
-------------------------------------------------------------------------

7.  Financial Highlights

    The Variable Life Policies have unique combinations of features and fees that are charged against the Contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

    Financial highlights for the years ended December 31, 2009, 2008, 2007, 2006 and 2005 are presented respectively in the same table. Upon the adoption of the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies for the year ended December 31, 2003, which requires the disclosure of ranges for certain financial highlight information, the range of expense ratios was presented only for those product designs that had units outstanding during the year. For the year ended December 31, 2005 and going forward, the range of expense ratios is presented across all product designs offered within each subaccount. Therefore, the expense ratios presented in the financial highlights may include product designs that did not have units outstanding during the year, but were available to Contractowners within each subaccount.

    The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, unit values may fall outside of the ranges presented in the financial highlights.

    Contractowner Charges:

    There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

    The charges below are the current annual charges deducted from the net assets of the subaccounts, or from the fund value. Higher charges may be permitted under the terms of the various policies.

    Mortality & Expense Risk Charge: This charge is deducted daily from the net assets of the subaccounts, and ranges from a low of 0% to a high of 0.75%. The Incentive Life Legacy and MONY Corporate Sponsored Variable Universal Life are deducted from the fund value.

    Monthly per $1,000 Specified Amount Charge: This charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Policies, and is a percentage or dollar value of the Specified Amount. This charge varies based on a number of factors, including issue age, gender and risk class.

    Administrative Charge: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $5 to a high of $31.50.

    Cost of Insurance: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

    Transfer Charge: MONY America does not currently assess this charge, but reserves the right to impose a transfer charge for each transfer requested by the Contractowner.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)

Partial Surrender Charge: This charge is assessed when a Contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $10 to a high of $25.

Surrender Charge: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

Medical Underwriting Charge: The charge is a flat fee of $5, and deducted monthly from fund value for the three policy years on policies that were issued on a medically underwritten basis.

Guaranteed Issue Charge: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners. The charge is a flat fee of $3, and deducted monthly from fund value for the three policy years on policies that were issued on a guaranteed issue basis.

Reinstatement Fee: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

Loan interest rate spread: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 0.75% depending on the policy year.

Illustration Projection Report Charge: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.


                                                                                    At December 31,
                                                        ------------------------------------------------------------------------
                                                                                         Units
                                                                                      Outstanding
                                                        ------------------------------------------------------------------------
                                                            2009           2008           2007           2006           2005
                                                        ------------   ------------   ------------   ------------   ------------
AIM V.I. Financial Services............................     29,976         25,596         25,386         24,344         24,885
AIM V.I. Global Health Care............................     50,853         50,599         57,410         57,268         56,716
AIM V.I. Technology....................................     19,650         12,600         17,425         16,469         16,815
All Asset Allocation (e)...............................  3,853,803      4,220,622      4,557,493      4,911,337      5,284,500
AXA Aggressive Allocation (r)..........................    173,559        110,148         47,874          1,604             --
AXA Balanced Strategy (ay).............................      2,439             --             --             --             --
AXA Conservative Allocation(r).........................     56,245         30,961          1,251              7             --
AXA Conservative Growth Strategy (ay)..................        296             --             --             --             --
AXA Conservative Strategy (ay).........................        571             --             --             --             --
AXA Conservative-Plus Allocation (r)...................     89,606         32,872         12,493             54             --
AXA Growth Strategy (ay)...............................      2,943             --             --             --             --
AXA Moderate Allocation (r)............................    425,025        253,104         74,700          1,805             --
AXA Moderate Growth Strategy (ay)......................      6,335             --             --             --             --
AXA Moderate-Plus Allocation (r).......................    702,241        479,102        176,828          4,162             --
Dreyfus Stock Index Fund, Inc..........................  2,947,295      3,395,551      4,239,431      5,170,800      4,991,017
EQ/AllianceBernstein International (p) (r).............    121,221        311,841        196,408        434,580             --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........     56,375         54,133         55,464             50             --
EQ/BlackRock Basic Value Equity (r) (ad)...............     67,562         64,235         56,733             50             --
EQ/BlackRock International Value (j) (r)...............    238,704        406,057        592,484        631,868             --
EQ/Boston Advisors Equity Income (a) (ae)..............  1,193,049      1,428,805      2,046,743        816,030        793,136
EQ/Calvert Socially Responsible (c) (i)................    206,593        214,648        222,571        221,898         25,267
EQ/Capital Guardian Growth (r) (af)....................     22,469         25,897        580,146            236             --
EQ/Capital Guardian Research (d) (t) (ag) (ah).........    380,013        367,531        438,622        180,664        186,997
EQ/Common Stock Index (r) (v)..........................     37,851         31,699         30,314            594             --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........  2,765,053        675,319      2,395,611      1,045,020             --
EQ/Equity 500 Index (r)................................     26,585         19,703          7,835            330             --
EQ/Equity Growth PLUS (b) (f)..........................    794,475        886,553        957,530      1,050,337      1,088,339
EQ/Evergreen Omega (r).................................      2,297            657            238              1             --
EQ/GAMCO Mergers and Acquisitions......................      2,555          2,076          1,448            167             --
EQ/GAMCO Small Company Value...........................  1,872,176      2,103,985      2,332,537      2,561,256      2,734,826
EQ/Global Bond PLUS ( r)...............................      6,262          4,191            868             96             --
EQ/Global Multi-Sector Equity (r) (q)..................     61,334         55,479         48,048         43,675             --
EQ/Intermediate Government Bond Index (aq) (bb)........    545,599          1,935            614             --             --
EQ/International Core PLUS (r).........................      4,307          1,988            615             15             --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                                 At December 31,
                                                       --------------------------------------------------------------------
                                                                                      Units
                                                                                   Outstanding
                                                       --------------------------------------------------------------------
                                                           2009          2008          2007          2006          2005
                                                       -----------   -----------   -----------   -----------   ------------
EQ/International Growth...............................  1,036,589     1,155,158     1,259,597     1,270,605     1,214,713
EQ/JPMorgan Value Opportunities (r)...................      1,936         1,232           393            15            --
EQ/Large Cap Core PLUS (r)............................        572           431           123             6            --
EQ/Large Cap Growth Index (r).........................      7,362         3,981         1,151            21            --
EQ/Large Cap Growth PLUS (r)..........................      2,398         1,780           640            34            --
EQ/Large Cap Value Index (r)..........................      3,603         1,861           710            88            --
EQ/Large Cap Value PLUS (r) (x) (ac)..................    427,092       496,854       691,063           616            --
EQ/Lord Abbett Growth and Income (l) (r)..............    485,434       492,785       508,655       494,366            --
EQ/Lord Abbett Large Cap Core (r).....................      2,253           857           252            13            --
EQ/Mid Cap Index (m) (r) (ai).........................    202,727       201,024       199,167       172,176            --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au).............    965,418         2,679         1,590           162            --
EQ/Money Market (g) (o)...............................  1,801,160     3,915,407     4,660,253     5,079,812     3,862,670
EQ/Montag & Caldwell Growth (h).......................  4,523,992     4,583,153     4,939,826     5,252,258     5,534,304
EQ/PIMCO Ultra Short Bond (av) (aw)...................    358,570       351,371       309,572       673,529     1,398,700
EQ/Quality Bond PLUS ( r) (bc)........................    495,872         3,649           808            25            --
EQ/Small Company Index (r) (al).......................    590,202       353,160       562,134           193            --
EQ/T. Rowe Price Growth Stock (s).....................  2,513,219     2,912,759     2,872,427     3,151,474     3,551,201
EQ/UBS Growth and Income..............................  1,372,538     1,457,557     1,578,496     1,671,667     1,750,657
EQ/Van Kampen Comstock (r)............................      1,990         1,251           501            56            --
EQ/Van Kampen Mid Cap Growth (r) (y) (am).............    635,250       714,513       796,240            11            --
Fidelity VIP Asset Manager............................      7,809         4,295        14,985        12,798        15,149
Fidelity VIP Contrafund(R) (aa) (ab)..................  1,811,655     2,598,682     2,888,470     2,328,768     2,355,687
Fidelity VIP Growth and Income........................     35,765        49,124       146,987        97,655       110,223
Franklin Income Securities (an) (ao) (ap).............    485,583       629,033       868,311        91,299        81,801
Franklin Rising Dividends Securities..................     41,207        41,255        39,654        40,481        31,384
Franklin Zero Coupon 2010.............................      9,827        10,542         9,493         9,020         7,726
Janus Aspen Series Balanced...........................    571,900       579,791       625,165       645,782       654,547
Janus Aspen Series Enterprise.........................  1,467,413     1,645,010     1,776,494     2,083,663     2,224,752
Janus Aspen Series Forty..............................  1,509,543     1,768,231     1,929,057     2,127,930     2,185,203
Janus Aspen Series Mid Cap Value......................     89,627       103,502       208,859       153,489       170,022
Janus Aspen Series Overseas...........................    336,722       389,552       555,876       651,565       625,261
Janus Aspen Series Worldwide..........................  1,475,788     1,561,988     1,673,999     1,740,735     1,851,821
MFS(R) Utilities Series...............................     61,756        66,328        80,073        80,528        68,386
Multimanager Aggressive Equity ( r) (ax)..............      7,531         1,387           418            81            --
Multimanager Core Bond (r)............................    622,186       900,691         1,527           178            --
Multimanager International Equity (r).................      4,615         2,823           950            34            --
Multimanager Large Cap Core Equity (r)................        733           483           250            25            --
Multimanager Large Cap Growth (r).....................      3,955         2,512         1,096            59            --
Multimanager Large Cap Value (r)......................    532,550       810,414         1,658           206            --
Multimanager Mid Cap Growth (r).......................      1,628         1,192           505            27            --
Multimanager Mid Cap Value (r)........................      3,619         2,942           798           103            --
Multimanager Multi-Sector Bond (k) ( r)...............     95,782       102,664        98,629        94,562            --
Multimanager Small Cap Growth (u).....................    854,760       924,600     1,027,039     1,096,115     1,135,402
Multimanager Small Cap Value (r)......................      1,800           899           490            16            --
Multimanager Technology (r)...........................      3,790         2,416           790            24            --
Oppenheimer Global Securities Fund/VA.................    101,692       102,359        98,572        94,092        77,121
PIMCO Global Bond (Unhedged)..........................    176,156       190,619       177,748       173,114       158,504
The Universal Institutional Funds, Inc. Emerging
Markets Debt..........................................     13,275        23,296        25,554        25,575        27,550
The Universal Institutional Funds, Inc. Global Value
Equity................................................     44,657       121,007       117,454       113,258       115,994
Van Eck Worldwide Bond................................      5,960        12,174         7,400        18,401        40,113
Van Eck Worldwide Emerging Markets....................     99,485       119,925       229,915       268,288       297,777
Van Eck Worldwide Hard Assets.........................     11,849        11,478        25,882        43,644        78,517

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                                At December 31,
                                                        -------------------------------------------------------------
                                                                                  Unit Value
                                                                               Lowest to Highest
                                                        -------------------------------------------------------------
                                                              2009                  2008                 2007
                                                        ------------------  -------------------  --------------------
AIM V.I. Financial Services............................ $ 5.95 to $  6.02    $ 4.68 to $  4.73    $ 11.59 to $ 11.65
AIM V.I. Global Health Care............................  12.64 to   13.58      9.94 to   10.63      13.97 to   14.90
AIM V.I. Technology....................................   9.21 to   12.16      5.87 to    7.73      10.61 to   13.92
All Asset Allocation (e)...............................  12.20 to   21.72      9.68 to   17.35      13.90 to   25.11
AXA Aggressive Allocation (r)..........................   7.66 to  128.17      6.06 to  100.70      10.04 to  165.60
AXA Balanced Strategy (ay).............................            101.74                   --                    --
AXA Conservative Allocation(r).........................   9.99 to  122.45      9.16 to  111.49      10.38 to  125.29
AXA Conservative Growth Strategy (ay)................  ..          101.49                   --                    --
AXA Conservative Strategy (ay).........................            100.81                   --                    --
AXA Conservative-Plus Allocation (r)...................   9.30 to  122.96      8.19 to  107.46      10.24 to  133.37
AXA Growth Strategy (ay)...............................            102.40                   --                    --
AXA Moderate Allocation (r)............................   8.91 to  128.99      7.68 to  110.24      10.24 to  145.96
AXA Moderate Growth Strategy (ay)......................            102.03                   --                    --
AXA Moderate-Plus Allocation (r).......................   8.33 to  130.81      6.88 to  107.26      10.17 to  157.21
Dreyfus Stock Index Fund, Inc..........................   8.25 to   14.33      6.58 to   11.34      10.53 to   18.02
EQ/AllianceBernstein International (p) (r).............             10.55                 8.28                 16.75
EQ/AllianceBernstein Small Cap Growth (r) (w)..........  10.34 to  154.43      7.63 to  113.82      13.80 to  205.66
EQ/BlackRock Basic Value Equity (r) (ad)...............  12.52 to  230.61      9.64 to  177.01      15.25 to  279.01
EQ/BlackRock International Value (j) (r)...............             14.75                11.29                 19.76
EQ/Boston Advisors Equity Income (a) (ae)..............  10.46 to  103.43      9.45 to   92.72      14.06 to  136.96
EQ/Calvert Socially Responsible (c) (i)................   6.99 to   80.31      5.36 to   61.36       9.84 to  112.02
EQ/Capital Guardian Growth (r) (af)....................             69.81                52.31                 87.78
EQ/Capital Guardian Research (d) (t) (ag) (ah).........  10.02 to  118.02      7.66 to   89.78      12.75 to  148.80
EQ/Common Stock Index (r) (v)..........................             83.59                65.14                115.89
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........  12.98 to  119.83     12.66 to  116.70      13.91 to  128.15
EQ/Equity 500 Index (r)................................             91.81                72.94                116.38
EQ/Equity Growth PLUS (b) (f)..........................   9.79 to  143.43      7.72 to  112.22      13.03 to  187.95
EQ/Evergreen Omega (r).................................            109.78                78.25                108.08
EQ/GAMCO Mergers and Acquisitions......................            123.62               105.99                123.00
EQ/GAMCO Small Company Value...........................  33.12 to   48.93     23.42 to   34.85      33.77 to   50.64
EQ/Global Bond PLUS ( r)...............................            120.05               117.74                110.57
EQ/Global Multi-Sector Equity (r) (q)..................  25.15 to  194.58     16.79 to  129.67      39.42 to  304.02
EQ/Intermediate Government Bond Index (aq) (bb)........            110.91               113.49                149.27
EQ/International Core PLUS (r).........................            128.10                94.65                171.65
EQ/International Growth................................  13.30 to   18.78      9.69 to   13.79      16.23 to   23.27
EQ/JPMorgan Value Opportunities (r)....................            144.25               109.02                181.02
EQ/Large Cap Core PLUS (r).............................             92.37                73.01                116.64
EQ/Large Cap Growth Index (r)..........................             77.13                56.63                 88.85
EQ/Large Cap Growth PLUS (r)...........................            165.73               122.89                198.96
EQ/Large Cap Value Index (r)...........................             55.34                46.45                107.28
EQ/Large Cap Value PLUS (r) (x) (ac)...................   8.73 to  102.48      7.26 to   85.09      12.78 to  150.30
EQ/Lord Abbett Growth and Income (l) (r)...............  10.91 to   97.18      9.24 to   82.28      14.59 to  129.70
EQ/Lord Abbett Large Cap Core (r)......................            115.16                91.75                132.91
EQ/Mid Cap Index (m) (r) (ai)..........................  11.79 to  104.63      8.66 to   76.78      17.09 to  151.40
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............            161.72               119.04                196.96
EQ/Money Market (g) (o)................................  11.05 to   11.42     11.10 to   11.38      10.92 to   11.12
EQ/Montag & Caldwell Growth (h)........................   8.68 to    9.29      6.74 to    7.16      10.12 to   10.67
EQ/PIMCO Ultra Short Bond (av) (aw)....................  13.35 to   13.62     12.40 to   12.60      12.97 to   13.13
EQ/Quality Bond PLUS ( r) (bc).........................            151.95               143.26                153.30
EQ/Small Company Index (r) (al)........................  14.41 to  142.12     11.44 to  112.68      17.38 to  171.06
EQ/T. Rowe Price Growth Stock (s)......................  11.45 to   19.39      8.03 to   13.70      13.89 to   23.88
EQ/UBS Growth and Income...............................   8.69 to  109.54      6.61 to   82.71      11.10 to  137.92
EQ/Van Kampen Comstock (r).............................             96.28                74.98                118.91
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............  10.15 to  138.16      6.47 to   87.96      12.29 to  166.98
Fidelity VIP Asset Manager.............................             12.64                 9.79                 13.74


                                                                        At December 31,
                                                        ------------------------------------------------
                                                                           Unit Value
                                                                       Lowest to Highest
                                                        ------------------------------------------------
                                                               2006                   2005
                                                        --------------------  ------------------
AIM V.I. Financial Services............................ $ 14.95 to $ 14.98     $ 12.87 to $ 12.88
AIM V.I. Global Health Care............................   12.53 to   13.32       11.95 to   12.66
AIM V.I. Technology....................................    9.89 to   12.93        8.98 to   11.70
All Asset Allocation (e)...............................   13.30 to   24.20       12.07 to   22.13
AXA Aggressive Allocation (r)..........................  155.98                                --
AXA Balanced Strategy (ay).............................                 --                     --
AXA Conservative Allocation(r).........................  118.42                                --
AXA Conservative Growth Strategy (ay)..................                 --                     --
AXA Conservative Strategy (ay).........................                 --                     --
AXA Conservative-Plus Allocation (r)...................  126.43                                --
AXA Growth Strategy (ay)...............................                 --                     --
AXA Moderate Allocation (r)............................  137.35                                --
AXA Moderate Growth Strategy (ay)......................                 --                     --
AXA Moderate-Plus Allocation (r).......................  147.77                                --
Dreyfus Stock Index Fund, Inc..........................   10.08 to   17.12        8.79 to   14.82
EQ/AllianceBernstein International (p) (r).............   14.96                                --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........  176.25                                --
EQ/BlackRock Basic Value Equity (r) (ad)...............  275.76                                --
EQ/BlackRock International Value (j) (r)...............   17.89                                --
EQ/Boston Advisors Equity Income (a) (ae)..............   13.66 to  132.07       11.86 to   13.80
EQ/Calvert Socially Responsible (c) (i)................    8.82 to   99.90                  10.43
EQ/Capital Guardian Growth (r) (af)....................   83.22                                --
EQ/Capital Guardian Research (d) (t) (ag) (ah).........   11.60 to  146.37                  10.39
EQ/Common Stock Index (r) (v)..........................  111.99                                --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........   13.51 to  124.29                     --
EQ/Equity 500 Index (r)................................  110.89                                --
EQ/Equity Growth PLUS (b) (f)..........................   11.51 to  164.80       10.60 to   10.62
EQ/Evergreen Omega (r).................................   97.08                                --
EQ/GAMCO Mergers and Acquisitions......................  118.92                                --
EQ/GAMCO Small Company Value...........................   30.90 to   46.68       26.00 to   39.58
EQ/Global Bond PLUS ( r)...............................  101.15                                --
EQ/Global Multi-Sector Equity (r) (q)..................   27.78 to  214.07                     --
EQ/Intermediate Government Bond Index (aq) (bb)........                 --                     --
EQ/International Core PLUS (r).........................  148.97                                --
EQ/International Growth................................   13.97 to   20.17       11.12 to   16.17
EQ/JPMorgan Value Opportunities (r)....................  183.24                                --
EQ/Large Cap Core PLUS (r).............................  112.28                                --
EQ/Large Cap Growth Index (r)..........................   77.95                                --
EQ/Large Cap Growth PLUS (r)...........................  172.08                                --
EQ/Large Cap Value Index (r)...........................  114.04                                --
EQ/Large Cap Value PLUS (r) (x) (ac)...................  157.30                                --
EQ/Lord Abbett Growth and Income (l) (r)...............   14.11 to  125.34                     --
EQ/Lord Abbett Large Cap Core (r)......................  120.09                                --
EQ/Mid Cap Index (m) (r) (ai)..........................   15.84 to  140.14                     --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............  200.16                                --
EQ/Money Market (g) (o)................................   10.48 to   10.59       10.09 to   10.11
EQ/Montag & Caldwell Growth (h)........................    8.44 to    8.83        7.88 to    8.19
EQ/PIMCO Ultra Short Bond (av) (aw)....................   11.68 to   11.78       11.67 to   11.73
EQ/Quality Bond PLUS ( r) (bc).........................  146.64                                --
EQ/Small Company Index (r) (al)........................  174.25                                --
EQ/T. Rowe Price Growth Stock (s)......................   12.96 to   22.44       13.49 to   23.54
EQ/UBS Growth and Income...............................   11.06 to  136.33        9.76 to   12.50
EQ/Van Kampen Comstock (r).............................  121.96                                --
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............  136.41                                --
Fidelity VIP Asset Manager.............................   11.89                             11.08

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7. Financial Highlights (Continued)


                                                                             At December 31,
                                                     ---------------------------------------------------------
                                                                               Unit Value
                                                                            Lowest to Highest
                                                     ---------------------------------------------------------
                                                           2009                 2008               2007
                                                     ----------------   ------------------   -----------------
Fidelity VIP Contrafund(R) (aa) (ab)................ 12.36 to  14.01      9.18  to  10.32     16.12 to  17.96
Fidelity VIP Growth and Income......................            9.75                 7.67               13.15
Franklin Income Securities (an) (ao) (ap)...........  9.53 to  14.92      7.03  to  11.04      9.99 to  15.75
Franklin Rising Dividends Securities................           12.43                10.63               14.64
Franklin Zero Coupon 2010...........................           12.65                12.68               11.86
Janus Aspen Series Balanced......................... 14.84 to  15.51     11.87  to  12.36     14.22 to  14.74
Janus Aspen Series Enterprise.......................  6.94 to  11.04      4.80  to   7.68      8.52 to  13.75
Janus Aspen Series Forty............................  9.92 to  10.56      6.83  to   7.21     12.32 to  12.92
Janus Aspen Series Mid Cap Value....................           15.34                11.54               16.01
Janus Aspen Series Overseas......................... 20.11 to  26.37     11.20  to  14.78     23.39 to  31.04
Janus Aspen Series Worldwide........................  5.89 to   7.63      4.31  to   5.54      7.85 to  10.01
MFS(R) Utilities Series............................. 23.48 to  26.30     17.68  to  19.74     28.47 to  31.68
Multimanager Aggressive Equity ( r) (ax)............           74.30                54.13              101.51
Multimanager Core Bond (r)..........................          145.18               134.03              130.81
Multimanager International Equity (r)...............          181.13               139.42              264.21
Multimanager Large Cap Core Equity (r)..............          138.05               104.18              172.31
Multimanager Large Cap Growth (r)...................          116.67                85.44              156.43
Multimanager Large Cap Value (r)....................          148.60               120.96              193.37
Multimanager Mid Cap Growth (r).....................          162.19               114.40              202.77
Multimanager Mid Cap Value (r)......................          137.87                95.50              149.14
Multimanager Multi-Sector Bond (k) ( r)............. 12.35 to 115.82     11.28  to 105.63     14.76 to 138.09
Multimanager Small Cap Growth (u)...................  9.61 to  10.67      7.20  to   7.93     12.53 to  13.70
Multimanager Small Cap Value (r)....................          162.86               128.82              207.32
Multimanager Technology (r).........................          182.41               115.13              217.54
Oppenheimer Global Securities Fund/VA...............           17.46                12.58               21.15
PIMCO Global Bond (Unhedged)........................           18.44                15.83               16.02
The Universal Institutional Funds, Inc. Emerging
Markets Debt........................................           21.29                16.35               19.23
The Universal Institutional Funds, Inc. Global Value
Equity.............................................. 11.00 to  13.13      9.48  to  11.36     15.84 to  19.05
Van Eck Worldwide Bond..............................           19.33                18.24               17.60
Van Eck Worldwide Emerging Markets..................           19.01                 8.92               25.32
Van Eck Worldwide Hard Assets.......................           40.60                25.77               47.84



                                                                At December 31,
                                                     -------------------------------------
                                                                  Unit Value
                                                              Lowest to Highest
                                                     -------------------------------------
                                                            2006                2005
                                                     ------------------   ----------------
Fidelity VIP Contrafund(R) (aa) (ab)................  13.82  to  15.27     12.48 to 13.67
Fidelity VIP Growth and Income......................  11.73                         10.36
Franklin Income Securities (an) (ao) (ap)...........  15.24                         12.93
Franklin Rising Dividends Securities................  15.09                         12.93
Franklin Zero Coupon 2010...........................  10.98                         10.76
Janus Aspen Series Balanced.........................  12.96  to  13.38     11.79 to 12.13
Janus Aspen Series Enterprise.......................   6.98  to  11.35      6.15 to 10.07
Janus Aspen Series Forty............................   9.06  to   9.43      8.35 to  8.62
Janus Aspen Series Mid Cap Value....................  14.93                         12.98
Janus Aspen Series Overseas.........................  18.23  to  24.33     12.40 to 16.65
Janus Aspen Series Worldwide........................   7.22  to   9.13      6.15 to  7.72
MFS(R) Utilities Series.............................  22.34  to  24.77     17.08 to 18.87
Multimanager Aggressive Equity ( r) (ax)............  91.14                            --
Multimanager Core Bond (r).......................... 123.10                            --
Multimanager International Equity (r)............... 235.00                            --
Multimanager Large Cap Core Equity (r).............. 164.10                            --
Multimanager Large Cap Growth (r)................... 140.62                            --
Multimanager Large Cap Value (r).................... 186.58                            --
Multimanager Mid Cap Growth (r)..................... 181.19                            --
Multimanager Mid Cap Value (r)...................... 149.00                            --
Multimanager Multi-Sector Bond (k) ( r).............  14.32  to 133.89                 --
Multimanager Small Cap Growth (u)...................  12.18  to  13.21     11.13 to 11.98
Multimanager Small Cap Value (r).................... 229.95                            --
Multimanager Technology (r)......................... 184.01                            --
Oppenheimer Global Securities Fund/VA...............  20.01                         17.11
PIMCO Global Bond (Unhedged)........................  14.65                         14.05
The Universal Institutional Funds, Inc. Emerging
Markets Debt........................................  18.05                         16.29
The Universal Institutional Funds, Inc. Global
Value Equity........................................  14.86  to  17.92     12.26 to 13.01
Van Eck Worldwide Bond..............................  16.04                         15.07
Van Eck Worldwide Emerging Markets..................  18.40                         13.19
Van Eck Worldwide Hard Assets.......................  32.91                         26.44

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7. Financial Highlights (Continued)


                                                                             At December 31,
                                                        ---------------------------------------------------------
                                                                               Net Assets
                                                                                 (000)'s
                                                        ---------------------------------------------------------
                                                           2009        2008        2007        2006        2005
                                                        ---------   ---------   ---------   ---------   ---------
AIM V.I. Financial Services............................  $   179     $   120     $   295     $   365     $   321
AIM V.I. Global Health Care............................      648         506         810         725         686
AIM V.I. Technology....................................      181          75         200         175         166
All Asset Allocation (e)...............................   68,155      60,021      94,408      98,759      97,622
AXA Aggressive Allocation (r)..........................   13,231       6,742       4,233         242          --
AXA Balanced Strategy (ay).............................      248          --          --          --          --
AXA Conservative Allocation(r).........................    2,091         846         135           1          --
AXA Conservative Growth Strategy (ay)..................       30          --          --          --          --
AXA Conservative Strategy (ay).........................       58          --          --          --          --
AXA Conservative-Plus Allocation (r)...................    3,638       1,566         633           7          --
AXA Growth Strategy (ay)...............................      301          --          --          --          --
AXA Moderate Allocation (r)............................   20,681       9,312       4,417         244          --
AXA Moderate Growth Strategy (ay)......................      646          --          --          --          --
AXA Moderate-Plus Allocation (r).......................   44,094      23,098      13,149         610          --
Dreyfus Stock Index Fund, Inc..........................   34,285      31,914      64,956      77,325      63,901
EQ/AllianceBernstein International (p) (r).............    2,977       3,517       3,947       6,526          --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........    1,320         766         977           9          --
EQ/BlackRock Basic Value Equity (r) (ad)...............    1,998       1,127       1,188          14          --
EQ/BlackRock International Value (j) (r)...............    4,619       5,200      12,274      11,357          --
EQ/Boston Advisors Equity Income (a) (ae)..............   15,939      17,102      36,559      12,264      10,258
EQ/Calvert Socially Responsible (c) (i)................    1,403       1,113       2,111       1,869         264
EQ/Capital Guardian Growth (r) (af)....................      421         303       7,763          19          --
EQ/Capital Guardian Research (d) (t) (ag) (ah).........    3,779       2,766       5,194       2,098       1,965
EQ/Common Stock Index (r) (v)..........................    2,528       1,249       1,199          46          --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........   36,859       9,495      34,384      14,462          --
EQ/Equity 500 Index (r)................................    2,441       1,437         912          16          --
EQ/Equity Growth PLUS (b) (f)..........................    9,741       7,990      13,369      12,186      11,550
EQ/Evergreen Omega (r).................................      252          51          26           0          --
EQ/GAMCO Mergers and Acquisitions......................      316         220         178          20          --
EQ/GAMCO Small Company Value...........................   64,123      51,202      82,005      83,200      76,140
EQ/Global Bond PLUS ( r)...............................      752         493          96          10          --
EQ/Global Multi-Sector Equity (r) (q)..................    4,464       2,186       3,093       1,345          --
EQ/Intermediate Government Bond Index (aq) (bb)........    8,368         239          71          --          --
EQ/International Core PLUS (r).........................      552         188         106           2          --
EQ/International Growth................................   17,016      13,652      24,711      21,606      16,641
EQ/JPMorgan Value Opportunities (r)....................      258         118          71           3          --
EQ/Large Cap Core PLUS (r).............................       53          31          14           1          --
EQ/Large Cap Growth Index (r)..........................      568         225         102           2          --
EQ/Large Cap Growth PLUS (r)...........................      397         219         127           6          --
EQ/Large Cap Value Index (r)...........................      199          86          76          10          --
EQ/Large Cap Value PLUS (r) (x) (ac)...................    6,949       6,103      13,308          97          --
EQ/Lord Abbett Growth and Income (l) (r)...............    5,851       4,952       7,917       7,381          --
EQ/Lord Abbett Large Cap Core (r)......................      259          79          34           2          --
EQ/Mid Cap Index (m) (r) (ai)..........................    3,673       2,399       4,010       2,867          --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............   12,238         319         313          32          --
EQ/Money Market (g) (o)................................   23,763      47,430      52,636      54,255      39,050
EQ/Montag & Caldwell Growth (h)........................   49,539      39,026      62,655      55,109      53,947
EQ/PIMCO Ultra Short Bond (av) (aw)....................    6,077       4,947       4,140       7,933      16,406
EQ/Quality Bond PLUS ( r) (bc).........................   10,401         404         124           4          --
EQ/Small Company Index (r) (al)........................    5,965       3,109       6,166          33          --
EQ/T. Rowe Price Growth Stock (s)......................   36,231      29,281      51,422      52,829      61,940
EQ/UBS Growth and Income...............................   14,919      11,901      21,376      22,392      20,591
EQ/Van Kampen Comstock (r).............................      192          94          60           7          --
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............    8,519       6,039      12,622           1          --
Fidelity VIP Asset Manager.............................       99          42         206         152         168

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7. Financial Highlights (Continued)


                                                                          At December 31,
                                                       -----------------------------------------------------
                                                                            Net Assets
                                                                              (000)'s
                                                       -----------------------------------------------------
                                                         2009       2008       2007       2006        2005
                                                       --------   --------   --------   --------   ---------
Fidelity VIP Contrafund(R) (aa) (ab)..................  24,927     26,507     51,385     35,263     32,046
Fidelity VIP Growth and Income........................     349        377      1,933      1,145      1,142
Franklin Income Securities (an) (ao) (ap).............   6,792      6,099     10,844      1,391      1,058
Franklin Rising Dividends Securities..................     512        439        580        611        406
Franklin Zero Coupon 2010.............................     124        134        113         99         83
Janus Aspen Series Balanced...........................   8,782      7,110      9,151      8,588      7,894
Janus Aspen Series Enterprise.........................  12,019      9,274     17,758     16,816     15,749
Janus Aspen Series Forty..............................  18,028     14,263     14,592     22,225     20,817
Janus Aspen Series Mid Cap Value......................   1,375      1,195      3,343      2,291      2,207
Janus Aspen Series Overseas...........................   7,966      5,082     27,804     13,185      8,559
Janus Aspen Series Worldwide..........................  11,037      8,499     16,486     15,712     14,127
MFS(R) Utilities Series...............................   1,521      1,236      2,422      1,913      1,237
Multimanager Aggressive Equity ( r) (ax)..............     560         75         42          7         --
Multimanager Core Bond (r)............................   7,901      9,961        200         22         --
Multimanager International Equity (r).................     836        394        251          8         --
Multimanager Large Cap Core Equity (r)................     101         50         43          4         --
Multimanager Large Cap Growth (r).....................     461        215        171          8         --
Multimanager Large Cap Value (r)......................   4,589      5,220        320         39         --
Multimanager Mid Cap Growth (r).......................     264        136        102          5         --
Multimanager Mid Cap Value (r)........................     499        281        119         15         --
Multimanager Multi-Sector Bond (k) ( r)...............   1,970      1,723      1,932      1,455         --
Multimanager Small Cap Growth (u).....................  11,393      9,070     17,055     17,426     16,375
Multimanager Small Cap Value (r)......................     293        116        102          4         --
Multimanager Technology (r)...........................     692        278        172          4         --
Oppenheimer Global Securities Fund/VA.................   1,776      1,287      2,085      1,882      1,319
PIMCO Global Bond (Unhedged)..........................   3,188      2,964      2,801      2,495      2,189
The Universal Institutional Funds, Inc. Emerging
Markets Debt..........................................     283        381        491        462        449
The Universal Institutional Funds, Inc. Global Value
Equity................................................     513      1,169      1,896      1,719      1,452
Van Eck Worldwide Bond................................     115        222        130        295        604
Van Eck Worldwide Emerging Markets....................   1,891      1,069      5,821      4,936      3,927
Van Eck Worldwide Hard Assets.........................     481        296      1,238      1,437      2,076

----------
(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b) Units were made available for sale on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005.
(e) All Asset Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Equity Growth PLUS was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g) EQ/Money Market was substituted for EQ/MONY Money Market on September 9,
    2005.
(h) EQ/Montag & Caldwell was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006.
(j) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006.
(k) Multimanager Multi-Sector Bond was substituted for Lord Abbett Bond Debenture on November 3, 2006.
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006.
(m) EQ/Mid Cap Index was substituted for Old Mutual Mid-Cap on November 3, 2006.
(n) EQ/Core Bond Index was substituted for PIMCO Real Return on November 3,
    2006.
(o) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006.
(p) EQ/AllianceBernstein Global Multi-Sector Equity International was substituted for T. Rowe Price International Stock on November 3, 2006.
(q) EQ/Global Multi-Sector Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006.
(r) Units were made available for sale on September 8, 2006.
(s) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007.
(t) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)

(u) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(v) EQ/Common Stock Index was substituted for Dreyfus VIF Appreciation on August 17, 2007.
(w) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007.
(x) EQ/Large Cap Value PLUS was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007.
(y) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007
(z) EQ/ Mid Cap Value PLUS was substituted for UIF U.S. Real Estate on August 17, 2007.
(aa) Fidelity VIP Contrafund was substituted for Fidelity VIP Growth on August 17, 2007.
(ab) Fidelity VIP Contrafund was substituted for UIF Equity Growth on August 17, 2007.
(ac) EQ/Large Cap Value PLUS was substituted for Old Mutual Select Value on November 16, 2007.
(ad) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007.
(ae) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007.
(af) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007.
(ag) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007.
(ah) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007.
(ai) EQ/Mid Cap Index was substituted for AIM V.I. MidCap Core Equity on November 16, 2007.
(aj) EQ/Core Bond Index was substituted for Janus Aspen Series Flexible Income on November 16, 2007.
(ak) EQ/Core Bond Index was substituted for UIF Core Plus Fixed Bond on November 16, 2007.
(al) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007.
(am) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007.
(an) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007.
(ao) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007.
(ap) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007.
(aq) Units were made available for sale on April 27, 2007.
(ar) Units were made available for sale on August 17, 2007.
(as) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009. (See Note 6)
(at) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009. (See Note 6)
(au) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009. (See Note 6)
(av) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009. (See Note 6)
(aw) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009. (See Note 6)
(ax) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009. (See Note 6)
(ay) Units were made available for sale on September 18, 2009.
(az) EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009. (See Note 6)
(ba) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009. (See Note 6)
(bb) EQ/Intermediate Government Bond Index replaced EQ/Government Securities due to a fund merger on September 25, 2009. (See Note 6)
(bc) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009. (See Note 6)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                               At December 31,
                                                        --------------------------------------------------------------
                                                                                  Investment
                                                                                Income Ratio*
                                                        --------------------------------------------------------------
                                                           2009         2008         2007         2006         2005
                                                        ----------   ----------   ----------   ----------   ----------
AIM V.I. Financial Services............................     3.66%        2.68%        1.79%        1.66%        1.49%
AIM V.I. Global Health Care............................     0.36           --           --           --           --
AIM V.I. Technology....................................       --           --           --           --           --
All Asset Allocation (e)...............................     2.05         2.19         3.54         2.80         2.82
AXA Aggressive Allocation (r)..........................     1.17         2.26         4.95         8.78           --
AXA Balanced Strategy (ay).............................     3.76           --           --           --
AXA Conservative Allocation(r).........................     3.00         8.59         8.06         1.19           --
AXA Conservative Growth Strategy (ay)..................     4.43           --           --           --           --
AXA Conservative Strategy (ay).........................     5.07           --           --           --           --
AXA Conservative-Plus Allocation (r)...................     2.56         4.92         7.25        17.16           --
AXA Growth Strategy (ay)...............................     2.55           --           --           --           --
AXA Moderate Allocation (r)............................     1.81         5.41         7.01        10.12           --
AXA Moderate Growth Strategy (ay)......................     2.68           --           --           --           --
AXA Moderate-Plus Allocation (r).......................     1.61         3.17         5.52         9.44           --
Dreyfus Stock Index Fund, Inc..........................     2.09         2.07         1.68         1.69         1.61
EQ/AllianceBernstein International (p) (r).............     2.46         3.09         1.19         1.32           --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........     0.09         0.01           --           --           --
EQ/BlackRock Basic Value Equity (r) (ad)...............     2.97         2.07         4.69         4.29           --
EQ/BlackRock International Value (j) (r)...............     1.90         2.22         2.19         1.62           --
EQ/Boston Advisors Equity Income (a) (ae)..............     2.50         2.15         4.67         1.83         1.40
EQ/Calvert Socially Responsible (c) (i)................     0.49         0.44         0.45           --           --
EQ/Capital Guardian Growth (r) (af)....................     0.51         0.14           --         0.17           --
EQ/Capital Guardian Research (d) (t) (ag) (ah).........     1.51         1.11         2.53         0.83         0.70
EQ/Common Stock Index (r) (v)..........................     2.07         2.35         2.23         3.68           --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........     5.87         3.00        10.85         4.49           --
EQ/Equity 500 Index (r)................................     2.20         2.39         2.67         5.16           --
EQ/Equity Growth PLUS (b) (f)..........................     0.88         0.96         0.18         0.16           --
EQ/Evergreen Omega (r).................................     0.26         0.84           --           --           --
EQ/GAMCO Mergers and Acquisitions......................       --         0.57         1.06         8.41           --
EQ/GAMCO Small Company Value...........................     0.41         0.54         0.41         0.85         0.42
EQ/Global Bond PLUS ( r)...............................     0.82        23.25         4.33         0.20           --
EQ/Global Multi-Sector Equity (r) (q)..................     1.50         0.26           --         0.59           --
EQ/Intermediate Government Bond Index (aq) (bb)........     4.32         4.97        12.26           --           --
EQ/International Core PLUS (r).........................     4.04         2.29         0.75         2.89           --
EQ/International Growth................................     1.14         0.94         0.53         0.80         1.51
EQ/JPMorgan Value Opportunities (r)....................     1.81         3.19         3.02         7.22           --
EQ/Large Cap Core PLUS (r).............................     5.05         0.70         3.32         4.18           --
EQ/Large Cap Growth Index (r)..........................     2.62         0.25           --           --           --
EQ/Large Cap Growth PLUS (r)...........................     1.52         0.17         0.89           --           --
EQ/Large Cap Value Index (r)...........................    11.22         2.14           --           --           --
EQ/Large Cap Value PLUS (r) (x) (ac)...................     2.19         2.99        16.16         4.36           --
EQ/Lord Abbett Growth and Income (l) (r)...............     1.00         1.72         1.37         0.79           --
EQ/Lord Abbett Large Cap Core (r)......................     0.83         1.47         1.76         3.14           --
EQ/Mid Cap Index (m) (r) (ai)..........................     1.37         1.11           --         0.26           --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............     1.25         1.67         1.82         0.92           --
EQ/Money Market (g) (o)................................     0.22         2.35         4.84         4.61         1.12
EQ/Montag & Caldwell Growth (h)........................     0.39         0.19         0.20         0.19         0.25
EQ/PIMCO Ultra Short Bond (av) (aw)....................     1.14         2.58         1.99         2.85         1.59
EQ/Quality Bond PLUS ( r) (bc).........................     8.56         6.30        10.47         1.30           --
EQ/Small Company Index (r) (al)........................     1.53         0.88        10.09         2.35           --
EQ/T. Rowe Price Growth Stock (s)......................       --           --         0.07           --           --
EQ/UBS Growth and Income...............................     0.83         1.21         0.78         0.76         0.70
EQ/Van Kampen Comstock (r).............................     1.74         2.98         3.00         3.89           --
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............       --           --         2.89         0.22           --
Fidelity VIP Asset Manager.............................     2.62         0.77         6.13         3.00         3.33

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                            At December 31,
                                                       ---------------------------------------------------------
                                                                              Investment
                                                                             Income Ratio*
                                                       ---------------------------------------------------------
                                                          2009        2008        2007        2006        2005
                                                       ---------   ---------   ---------   ---------   ---------
Fidelity VIP Contrafund(R) (aa) (ab)..................     1.18        0.93        1.02        1.22        0.20
Fidelity VIP Growth and Income........................     1.04        0.54        2.19        0.92        1.76
Franklin Income Securities (an) (ao) (ap).............     8.57        5.48        1.79        3.58        3.94
Franklin Rising Dividends Securities..................     1.44        1.81        2.29        1.11        0.89
Franklin Zero Coupon 2010.............................     4.12        4.32        4.67        3.70        4.13
Janus Aspen Series Balanced...........................     3.06        2.65        2.59        2.18        2.35
Janus Aspen Series Enterprise.........................      --         0.25        0.21         --          --
Janus Aspen Series Forty..............................     0.04        0.02        0.34        0.34        0.22
Janus Aspen Series Mid Cap Value......................     0.33        0.32        1.52        1.00        7.08
Janus Aspen Series Overseas...........................     0.48        1.18        0.54        1.98        1.22
Janus Aspen Series Worldwide..........................     1.44        0.49        0.75        1.77        1.32
MFS(R) Utilities Series...............................     4.81        1.48        0.96        1.94        0.55
Multimanager Aggressive Equity ( r) (ax)..............     0.21        0.47         --          --          --
Multimanager Core Bond (r)............................     3.66        5.25        3.84        0.77         --
Multimanager International Equity (r).................     1.91        2.49        1.36        1.22         --
Multimanager Large Cap Core Equity (r)................     1.71        0.78        0.82        1.01         --
Multimanager Large Cap Growth (r).....................     0.20         --          --          --          --
Multimanager Large Cap Value (r)......................     1.70        1.87        2.01        1.39         --
Multimanager Mid Cap Growth (r).......................      --          --          --          --          --
Multimanager Mid Cap Value (r)........................     3.24        0.80         --          --          --
Multimanager Multi-Sector Bond (k) ( r)...............     4.82       10.67        8.69        7.15         --
Multimanager Small Cap Growth (u).....................      --          --          --          --         0.13
Multimanager Small Cap Value (r)......................     1.20        0.33        0.57        0.73         --
Multimanager Technology (r)...........................      --          --          --          --          --
Oppenheimer Global Securities Fund/VA.................     1.92        1.27        1.12        0.80        0.68
PIMCO Global Bond (Unhedged)..........................     2.89        3.37        2.98        3.33        2.52
The Universal Institutional Funds, Inc. Emerging
Markets Debt..........................................     6.96        7.11        7.35        9.50        8.20
The Universal Institutional Funds, Inc. Global Value
Equity................................................     4.56        2.72        2.06        1.54        1.02
Van Eck Worldwide Bond................................     4.11        2.94        6.24        8.12        5.22
Van Eck Worldwide Emerging Markets....................     0.15         --         0.45        0.58        0.28
Van Eck Worldwide Hard Assets.........................     0.28        0.30        0.11        0.06        0.23

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                       At December 31,
                                                        ---------------------------------------------
                                                                       Expense Ratio**
                                                                      Lowest to Highest
                                                        ---------------------------------------------
                                                            2009            2008             2007
                                                        -------------   -------------   -------------
AIM V.I. Financial Services............................ 0.00 to 0.35%   0.00 to 0.35%   0.00 to 0.35%
AIM V.I. Global Health Care............................ 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
AIM V.I. Technology.................................... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
All Asset Allocation (e)............................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
AXA Aggressive Allocation (r).......................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
AXA Balanced Strategy (ay).............................         0.00              --              --
AXA Conservative Allocation(r)......................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
AXA Conservative Growth Strategy (ay)..................         0.00              --              --
AXA Conservative Strategy (ay).........................         0.00              --              --
AXA Conservative-Plus Allocation (r)................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
AXA Growth Strategy (ay)...............................         0.00              --              --
AXA Moderate Allocation (r)............................ 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
AXA Moderate Growth Strategy (ay)......................         0.00              --              --
AXA Moderate-Plus Allocation (r)....................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
Dreyfus Stock Index Fund, Inc.......................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/AllianceBernstein International (p) (r).............         0.00            0.00            0.00
EQ/AllianceBernstein Small Cap Growth (r) (w).......... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/BlackRock Basic Value Equity (r) (ad)............... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/BlackRock International Value (j) (r)...............         0.00            0.00            0.00
EQ/Boston Advisors Equity Income (a) (ae).............. 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Calvert Socially Responsible (c) (i)................ 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Capital Guardian Growth (r) (af)....................         0.00            0.00            0.00
EQ/Capital Guardian Research (d) (t) (ag) (ah)......... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Common Stock Index (r) (v)..........................         0.00            0.00            0.00
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba)......... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Equity 500 Index (r)................................         0.00            0.00            0.00
EQ/Equity Growth PLUS (b) (f).......................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Evergreen Omega (r).................................         0.00            0.00            0.00
EQ/GAMCO Mergers and Acquisitions......................         0.00            0.00            0.00
EQ/GAMCO Small Company Value........................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Global Bond PLUS ( r)...............................         0.00            0.00            0.00
EQ/Global Multi-Sector Equity (r) (q).................. 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Intermediate Government Bond Index (aq) (bb)........         0.00            0.00            0.00
EQ/International Core PLUS (r).........................         0.00            0.00            0.00
EQ/International Growth................................ 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/JPMorgan Value Opportunities (r)....................         0.00            0.00            0.00
EQ/Large Cap Core PLUS (r).............................         0.00            0.00            0.00
EQ/Large Cap Growth Index (r)..........................         0.00            0.00            0.00
EQ/Large Cap Growth PLUS (r)...........................         0.00            0.00            0.00
EQ/Large Cap Value Index (r)...........................         0.00            0.00            0.00
EQ/Large Cap Value PLUS (r) (x) (ac)................... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Lord Abbett Growth and Income (l) (r)............... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Lord Abbett Large Cap Core (r)......................         0.00            0.00            0.00
EQ/Mid Cap Index (m) (r) (ai).......................... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............         0.00            0.00            0.00
EQ/Money Market (g) (o)................................ 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Montag & Caldwell Growth (h)........................ 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/PIMCO Ultra Short Bond (av) (aw).................... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Quality Bond PLUS ( r) (bc).........................         0.00            0.00            0.00
EQ/Small Company Index (r) (al)........................ 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/T. Rowe Price Growth Stock (s)...................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/UBS Growth and Income............................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Van Kampen Comstock (r).............................         0.00            0.00            0.00
EQ/Van Kampen Mid Cap Growth (r) (y) (am).............. 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
Fidelity VIP Asset Manager.............................         0.00            0.00            0.00



                                                                 At December 31,
                                                        ----------------------------------
                                                                 Expense Ratio**
                                                                Lowest to Highest
                                                        ----------------------------------
                                                            2006               2005
                                                        --------------   -----------------
AIM V.I. Financial Services............................ 0.00 to 0.35%      0.00 to 0.35
AIM V.I. Global Health Care............................ 0.00 to 0.35       0.00 to 0.35
AIM V.I. Technology.................................... 0.00 to 0.35       0.00 to 0.35
All Asset Allocation (e)............................... 0.00 to 0.75       0.00 to 0.75
AXA Aggressive Allocation (r)..........................           --                --
AXA Balanced Strategy (ay).............................           --                --
AXA Conservative Allocation(r).........................           --                --
AXA Conservative Growth Strategy (ay)..................           --                --
AXA Conservative Strategy (ay).........................           --                --
AXA Conservative-Plus Allocation (r)...................           --                --
AXA Growth Strategy (ay)...............................           --                --
AXA Moderate Allocation (r)............................           --                --
AXA Moderate Growth Strategy (ay)......................           --                --
AXA Moderate-Plus Allocation (r).......................           --                --
Dreyfus Stock Index Fund, Inc.......................... 0.00 to 0.75       0.00 to 0.75
EQ/AllianceBernstein International (p) (r).............           --                --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........           --                --
EQ/BlackRock Basic Value Equity (r) (ad)...............           --                --
EQ/BlackRock International Value (j) (r)...............           --                --
EQ/Boston Advisors Equity Income (a) (ae).............. 0.00 to 0.75       0.35 to 0.75
EQ/Calvert Socially Responsible (c) (i)................ 0.00 to 0.75       0.35
EQ/Capital Guardian Growth (r) (af)....................           --                --
EQ/Capital Guardian Research (d) (t) (ag) (ah)......... 0.00 to 0.60       0.60
EQ/Common Stock Index (r) (v)..........................           --                --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba)......... 0.00 to 0.35                --
EQ/Equity 500 Index (r)................................           --                --
EQ/Equity Growth PLUS (b) (f).......................... 0.00 to 0.75       0.35 to 0.75
EQ/Evergreen Omega (r).................................           --                --
EQ/GAMCO Mergers and Acquisitions......................           --                --
EQ/GAMCO Small Company Value........................... 0.00 to 0.75       0.00 to 0.75
EQ/Global Bond PLUS ( r)...............................           --                --
EQ/Global Multi-Sector Equity (r) (q).................. 0.00 to 0.35                --
EQ/Intermediate Government Bond Index (aq) (bb)........           --                --
EQ/International Core PLUS (r).........................           --                --
EQ/International Growth................................ 0.00 to 0.75       0.00 to 0.75
EQ/JPMorgan Value Opportunities (r)....................           --                --
EQ/Large Cap Core PLUS (r).............................           --                --
EQ/Large Cap Growth Index (r)..........................           --                --
EQ/Large Cap Growth PLUS (r)...........................           --                --
EQ/Large Cap Value Index (r)...........................           --                --
EQ/Large Cap Value PLUS (r) (x) (ac)...................           --
EQ/Lord Abbett Growth and Income (l) (r)............... 0.00 to 0.35                --
EQ/Lord Abbett Large Cap Core (r)......................           --                --
EQ/Mid Cap Index (m) (r) (ai).......................... 0.00 to 0.35                --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............           --                --
EQ/Money Market (g) (o)................................ 0.00 to 0.75       0.00 to 0.75
EQ/Montag & Caldwell Growth (h)........................ 0.00 to 0.75       0.00 to 0.75
EQ/PIMCO Ultra Short Bond (av) (aw).................... 0.00 to 0.35       0.00 to 0.35
EQ/Quality Bond PLUS ( r) (bc).........................           --                --
EQ/Small Company Index (r) (al)........................           --                --
EQ/T. Rowe Price Growth Stock (s)...................... 0.00 to 0.75       0.00 to 0.75
EQ/UBS Growth and Income............................... 0.00 to 0.75       0.35 to 0.75
EQ/Van Kampen Comstock (r).............................           --                --
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............           --                --
Fidelity VIP Asset Manager.............................           --                --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                        At December 31,
                                                        --------------------------------------------------
                                                                        Expense Ratio**
                                                                       Lowest to Highest
                                                        --------------------------------------------------
                                                            2009              2008              2007
                                                        -------------   ---------------   ----------------
Fidelity VIP Contrafund(R) (aa) (ab)................... 0.00 to 0.75      0.00 to 0.75      0.00 to 0.75
Fidelity VIP Growth and Income.........................         0.00              0.00              0.00
Franklin Income Securities (an) (ao) (ap).............. 0.00 to 0.35      0.00 to 0.35      0.00 to 0.35
Franklin Rising Dividends Securities...................         0.35              0.35              0.35
Franklin Zero Coupon 2010..............................         0.35              0.35              0.35
Janus Aspen Series Balanced............................ 0.35 to 0.75      0.35 to 0.75      0.35 to 0.75
Janus Aspen Series Enterprise.......................... 0.00 to 0.75      0.00 to 0.75      0.00 to 0.75
Janus Aspen Series Forty............................... 0.00 to 0.75      0.00 to 0.75      0.00 to 0.75
Janus Aspen Series Mid Cap Value.......................         0.00              0.00              0.00
Janus Aspen Series Overseas............................ 0.00 to 0.35      0.00 to 0.35      0.00 to 0.35
Janus Aspen Series Worldwide........................... 0.00 to 0.75      0.00 to 0.75      0.00 to 0.75
MFS(R) Utilities Series................................ 0.00 to 0.35      0.00 to 0.35      0.00 to 0.35
Multimanager Aggressive Equity ( r) (ax)...............         0.00              0.00              0.00
Multimanager Core Bond (r).............................         0.00              0.00              0.00
Multimanager International Equity (r)..................         0.00              0.00              0.00
Multimanager Large Cap Core Equity (r).................         0.00              0.00              0.00
Multimanager Large Cap Growth (r)......................         0.00              0.00              0.00
Multimanager Large Cap Value (r).......................         0.00              0.00              0.00
Multimanager Mid Cap Growth (r)........................         0.00              0.00              0.00
Multimanager Mid Cap Value (r).........................         0.00              0.00              0.00
Multimanager Multi-Sector Bond (k) ( r)................ 0.00 to 0.35      0.00 to 0.35      0.00 to 0.35
Multimanager Small Cap Growth (u)...................... 0.00 to 0.75      0.00 to 0.75      0.00 to 0.75
Multimanager Small Cap Value (r).......................         0.00              0.00              0.00
Multimanager Technology (r)............................         0.00              0.00              0.00
Oppenheimer Global Securities Fund/VA..................         0.35              0.35              0.35
PIMCO Global Bond (Unhedged)...........................         0.35              0.35              0.35
The Universal Institutional Funds, Inc. Emerging
Markets Debt...........................................         0.00              0.00              0.00
The Universal Institutional Funds, Inc. Global Value
Equity................................................. 0.00 to 0.35      0.00 to 0.35      0.00 to 0.35
Van Eck Worldwide Bond.................................         0.00              0.00              0.00
Van Eck Worldwide Emerging Markets.....................         0.00              0.00              0.00
Van Eck Worldwide Hard Assets..........................         0.00              0.00              0.00



                                                                At December 31,
                                                        ---------------------------------
                                                                Expense Ratio**
                                                               Lowest to Highest
                                                        ---------------------------------
                                                             2006              2005
                                                        --------------   ----------------
Fidelity VIP Contrafund(R) (aa) (ab)...................  0.00 to 0.75      0.00 to 0.75
Fidelity VIP Growth and Income.........................           --                --
Franklin Income Securities (an) (ao) (ap)..............          0.35              0.35
Franklin Rising Dividends Securities...................          0.35              0.35
Franklin Zero Coupon 2010..............................          0.35              0.35
Janus Aspen Series Balanced............................  0.35 to 0.75      0.35 to 0.75
Janus Aspen Series Enterprise..........................  0.00 to 0.75      0.00 to 0.75
Janus Aspen Series Forty...............................  0.00 to 0.35      0.00 to 0.35
Janus Aspen Series Mid Cap Value.......................           --                --
Janus Aspen Series Overseas............................  0.00 to 0.75      0.00 to 0.75
Janus Aspen Series Worldwide...........................  0.00 to 0.75      0.00 to 0.75
MFS(R) Utilities Series................................  0.00 to 0.35      0.00 to 0.35
Multimanager Aggressive Equity ( r) (ax)...............           --                --
Multimanager Core Bond (r).............................           --                --
Multimanager International Equity (r)..................           --                --
Multimanager Large Cap Core Equity (r).................           --                --
Multimanager Large Cap Growth (r)......................           --                --
Multimanager Large Cap Value (r).......................           --                --
Multimanager Mid Cap Growth (r)........................           --                --
Multimanager Mid Cap Value (r).........................           --                --
Multimanager Multi-Sector Bond (k) ( r)................  0.00 to 0.35               --
Multimanager Small Cap Growth (u)......................  0.00 to 0.75      0.00 to 0.75
Multimanager Small Cap Value (r).......................           --                --
Multimanager Technology (r)............................           --                --
Oppenheimer Global Securities Fund/VA..................          0.35              0.35
PIMCO Global Bond (Unhedged)...........................          0.35              0.35
The Universal Institutional Funds, Inc. Emerging
Markets Debt...........................................           --                --
The Universal Institutional Funds, Inc. Global Value
Equity.................................................  0.00 to 0.35      0.00 to 0.35
Van Eck Worldwide Bond.................................           --                --
Van Eck Worldwide Emerging Markets.....................           --                --
Van Eck Worldwide Hard Assets..........................           --                --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                    At December 31,
                                                        ------------------------------------------
                                                                    Total Return***
                                                                   Lowest to Highest
                                                        ------------------------------------------
                                                              2009                   2008
                                                        -----------------   ----------------------
AIM V.I. Financial Services............................ 27.14% to 27.27%      (59.62%) to (59.40%)
AIM V.I. Global Health Care............................ 27.16  to 27.75        (28.85) to (28.66)
AIM V.I. Technology.................................... 56.90  to 57.31        (44.67) to (44.47)
All Asset Allocation (e)............................... 25.19  to 26.03        (30.90) to (30.36)
AXA Aggressive Allocation (r).......................... 26.40  to 27.28        (39.64) to (39.19)
AXA Balanced Strategy (ay).............................            1.85                       --
AXA Conservative Allocation(r).........................  9.06  to  9.83        (11.75) to (11.01)
AXA Conservative Growth Strategy (ay)..................            1.63                       --
AXA Conservative Strategy (ay).........................            1.00                       --
AXA Conservative-Plus Allocation (r)................... 13.55  to 14.42        (20.02) to (19.43)
AXA Growth Strategy (ay)...............................            2.45                       --
AXA Moderate Allocation (r)............................ 16.02  to 17.01        (25.00) to (24.47)
AXA Moderate Growth Strategy (ay)......................            2.11                       --
AXA Moderate-Plus Allocation (r)....................... 21.08  to 21.96        (32.35) to (31.77)
Dreyfus Stock Index Fund, Inc.......................... 25.38  to 26.37        (37.51) to (37.07)
EQ/AllianceBernstein International (p) (r).............           27.42                   (50.57)
EQ/AllianceBernstein Small Cap Growth (r) (w).......... 35.52  to 35.68        (44.71) to (44.66)
EQ/BlackRock Basic Value Equity (r) (ad)............... 29.88  to 30.28        (36.79) to (36.56)
EQ/BlackRock International Value (j) (r)...............           30.65                   (42.86)
EQ/Boston Advisors Equity Income (a) (ae).............. 10.69  to 11.55        (32.79) to (32.30)
EQ/Calvert Socially Responsible (c) (i)................ 30.41  to 30.88        (45.53) to (45.22)
EQ/Capital Guardian Growth (r) (af)....................           33.45                   (40.41)
EQ/Capital Guardian Research (d) (t) (ag) (ah)......... 30.81  to 31.45        (39.92) to (39.66)
EQ/Common Stock Index (r) (v)..........................           28.32                   (43.79)
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........  2.53  to  2.68        ( 8.99) to ( 8.93)
EQ/Equity 500 Index (r)................................           25.87                   (37.33)
EQ/Equity Growth PLUS (b) (f).......................... 26.81  to 27.81        (40.75) to (40.29)
EQ/Evergreen Omega (r).................................           40.29                   (27.60)
EQ/GAMCO Mergers and Acquisitions......................           16.63                   (13.83)
EQ/GAMCO Small Company Value........................... 40.40  to 41.42        (31.18) to (30.65)
EQ/Global Bond PLUS ( r)...............................            1.96                      6.48
EQ/Global Multi-Sector Equity (r) (q).................. 49.79  to 50.06        (57.41) to (57.35)
EQ/Intermediate Government Bond Index (aq) (bb)........           (2.27)                     3.12
EQ/International Core PLUS (r).........................           35.34                   (44.86)
EQ/International Growth................................ 36.19  to 37.25        (40.74) to (40.30)
EQ/JPMorgan Value Opportunities (r)....................           32.32                   (39.77)
EQ/Large Cap Core PLUS (r).............................           26.52                   (37.41)
EQ/Large Cap Growth Index (r)..........................           36.20                   (36.26)
EQ/Large Cap Growth PLUS (r)...........................           34.86                   (38.23)
EQ/Large Cap Value Index (r)...........................           19.14                   (56.70)
EQ/Large Cap Value PLUS (r) (x) (ac)................... 20.25  to 20.44        (43.39) to (43.19)
EQ/Lord Abbett Growth and Income (l) (r)............... 18.07  to 18.11        (36.67) to (36.56)
EQ/Lord Abbett Large Cap Core (r)......................           25.51                   (30.97)
EQ/Mid Cap Index (m) (r) (ai).......................... 36.14  to 36.27        (49.33) to (49.29)
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............           35.85                   (39.56)
EQ/Money Market (g) (o)................................ (0.45) to  0.35           1.65 to    2.34
EQ/Montag & Caldwell Growth (h)........................ 28.78  to 29.75        (33.40) to (32.90)
EQ/PIMCO Ultra Short Bond (av) (aw)....................  7.66  to  8.10        ( 4.39) to ( 4.04)
EQ/Quality Bond PLUS ( r) (bc).........................            6.07                   ( 6.55)
EQ/Small Company Index (r) (al)........................ 25.96  to 26.13        (34.18) to (34.13)
EQ/T. Rowe Price Growth Stock (s)...................... 41.53  to 42.59        (42.63) to (42.19)
EQ/UBS Growth and Income............................... 31.47  to 32.44        (40.45) to (40.03)
EQ/Van Kampen Comstock (r).............................           28.41                   (36.94)
EQ/Van Kampen Mid Cap Growth (r) (y) (am).............. 56.88  to 57.07        (47.36) to (47.32)
Fidelity VIP Asset Manager.............................           29.11                   (28.75)



                                                                               At December 31,
                                                        ----------------------------------------------------------------
                                                                               Total Return***
                                                                              Lowest to Highest
                                                        ----------------------------------------------------------------
                                                                 2007                   2006                 2005
                                                        ----------------------   ------------------   ------------------
AIM V.I. Financial Services............................ (22.49%)  to (22.23%)     16.07% to 16.39%      5.49% to  5.93%
AIM V.I. Global Health Care............................    11.50  to    11.85       4.85 to  5.21        7.75 to  8.21
AIM V.I. Technology....................................     7.33  to     7.68      10.13 to 10.51        1.81 to  2.18
All Asset Allocation (e)...............................     3.77  to     4.52       9.35 to 10.19        4.39 to  5.14
AXA Aggressive Allocation (r)..........................   (2.31)  to     6.17               11.05                  --
AXA Balanced Strategy (ay).............................                   --                   --                  --
AXA Conservative Allocation(r).........................     3.25  to     5.80                3.91                  --
AXA Conservative Growth Strategy (ay)..................                   --                   --                  --
AXA Conservative Strategy (ay).........................                   --                   --                  --
AXA Conservative-Plus Allocation (r)...................     1.31  to     5.49                5.83                  --
AXA Growth Strategy (ay)...............................                   --                   --                  --
AXA Moderate Allocation (r)............................     0.88  to     6.27                7.08                  --
AXA Moderate Growth Strategy (ay)......................                   --                   --                  --
AXA Moderate-Plus Allocation (r).......................   (0.53)  to     6.39                8.97                  --
Dreyfus Stock Index Fund, Inc..........................     4.45  to     5.26      14.68 to 15.52        3.90 to  4.66
EQ/AllianceBernstein International (p) (r).............                 11.99                5.72                  --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........     5.57  to    16.69               11.71                  --
EQ/BlackRock Basic Value Equity (r) (ad)...............     0.23  to     1.18               11.58                  --
EQ/BlackRock International Value (j) (r)...............                 10.46                4.01                  --
EQ/Boston Advisors Equity Income (a) (ae)..............     2.92  to     3.70       9.94 to 15.18        5.42 to  5.83
EQ/Calvert Socially Responsible (c) (i)................    11.60  to    12.13       1.18 to  8.08                 3.27
EQ/Capital Guardian Growth (r) (af)....................                  5.48                7.63                  --
EQ/Capital Guardian Research (d) (t) (ag) (ah).........   (1.36)  to     1.66       7.07 to 11.65                 1.86
EQ/Common Stock Index (r) (v)..........................                  3.49               11.21                  --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........     2.96  to     3.11       0.30 to  2.04                  --
EQ/Equity 500 Index (r)................................                  4.95                9.60                  --
EQ/Equity Growth PLUS (b) (f)..........................    13.16  to    14.04       8.58 to 11.77        5.05 to  5.25
EQ/Evergreen Omega (r).................................                 11.33               10.49                  --
EQ/GAMCO Mergers and Acquisitions......................                  3.43                5.46                  --
EQ/GAMCO Small Company Value...........................     8.47  to     9.29      17.94 to 18.85        3.56 to  4.33
EQ/Global Bond PLUS ( r)...............................                  9.31                2.59                  --
EQ/Global Multi-Sector Equity (r) (q)..................    41.90  to    42.02       9.41 to 20.51                  --
EQ/Intermediate Government Bond Index (aq) (bb)........                  5.19                  --                  --
EQ/International Core PLUS (r).........................                 15.22               10.30                  --
EQ/International Growth................................    15.35  to    16.19      24.74 to 25.63       12.14 to 13.01
EQ/JPMorgan Value Opportunities (r)....................                (1.21)               11.15                  --
EQ/Large Cap Core PLUS (r).............................                  3.89                8.69                  --
EQ/Large Cap Growth Index (r)..........................                 13.99                7.80                  --
EQ/Large Cap Growth PLUS (r)...........................                 15.62               10.74                  --
EQ/Large Cap Value Index (r)...........................                (5.93)               13.62                  --
EQ/Large Cap Value PLUS (r) (x) (ac)...................   (4.45)  to   (0.22)               10.86                  --
EQ/Lord Abbett Growth and Income (l) (r)...............     3.37  to     3.48       3.22 to  7.23                  --
EQ/Lord Abbett Large Cap Core (r)......................                 10.68                6.46                  --
EQ/Mid Cap Index (m) (r) (ai)..........................     7.92  to     8.03       2.79 to 12.72                  --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............                (1.60)                9.59                  --
EQ/Money Market (g) (o)................................     4.23  to     5.01       3.87 to  4.75        0.90 to  1.00
EQ/Montag & Caldwell Growth (h)........................    19.93  to    20.87       7.11 to  7.81        4.65 to  5.54
EQ/PIMCO Ultra Short Bond (av) (aw)....................    11.05  to    11.46       0.09 to  0.43        0.43 to  0.77
EQ/Quality Bond PLUS ( r) (bc).........................                  4.54                1.89                  --
EQ/Small Company Index (r) (al)........................   (1.83)  to   (0.28)               11.59                  --
EQ/T. Rowe Price Growth Stock (s)......................     6.41  to     7.21     (4.67) to (3.93)       3.16 to  3.93
EQ/UBS Growth and Income...............................     0.39  to     1.17      10.34 to 13.32        8.08 to  8.60
EQ/Van Kampen Comstock (r).............................                (2.50)                8.69                  --
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............     1.14  to    22.41               12.74                  --
Fidelity VIP Asset Manager.............................                 15.55                7.31                 4.04

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7. Financial Highlights (Continued)


                                                                             At December 31,
                                                        -----------------------------------------------------------
                                                                             Total Return***
                                                                            Lowest to Highest
                                                        -----------------------------------------------------------
                                                             2009                  2008                 2007
                                                        -----------------------------------------------------------
Fidelity VIP Contrafund(R) (aa) (ab)................... 34.64 to  35.76     (43.05) to (42.54)     16.63 to  17.59
Fidelity VIP Growth and Income.........................           27.12                (41.67)               12.09
Franklin Income Securities (an) (ao) (ap).............. 35.14 to  35.56     (29.90) to (29.63)      0.85 to   3.37
Franklin Rising Dividends Securities...................           16.93                (27.39)              (3.01)
Franklin Zero Coupon 2010..............................          (0.24)                  6.91                 8.05
Janus Aspen Series Balanced............................ 25.02 to  25.49     (16.53) to (16.15)      9.69 to  10.17
Janus Aspen Series Enterprise.......................... 43.75 to  44.58     (44.15) to (43.66)     21.16 to  22.07
Janus Aspen Series Forty............................... 45.24 to  46.46     (44.56) to (44.20)     36.00 to  36.98
Janus Aspen Series Mid Cap Value.......................           32.93                (27.92)                7.20
Janus Aspen Series Overseas............................ 78.42 to  79.55     (52.38) to (52.12)     27.59 to  28.29
Janus Aspen Series Worldwide........................... 36.66 to  37.73     (45.10) to (44.66)      8.73 to   9.60
MFS(R) Utilities Series................................ 32.81 to  33.23     (37.90) to (37.69)     27.45 to  27.88
Multimanager Aggressive Equity ( r) (ax)...............           37.26                (46.68)               11.38
Multimanager Core Bond (r).............................            8.32                   2.46                6.26
Multimanager International Equity (r)..................           29.92                (47.23)               12.43
Multimanager Large Cap Core Equity (r).................           32.51                (39.54)                5.00
Multimanager Large Cap Growth (r)......................           36.55                (45.38)               11.24
Multimanager Large Cap Value (r).......................           22.85                (37.45)                3.64
Multimanager Mid Cap Growth (r)........................           41.77                (43.58)               11.91
Multimanager Mid Cap Value (r).........................           44.37                (35.97)                0.09
Multimanager Multi-Sector Bond (k) ( r)................  9.49 to   9.65     (23.58) to (23.51)      3.07 to   3.14
Multimanager Small Cap Growth (u)...................... 33.47 to  34.55     (42.54) to (42.12)      2.88 to   3.67
Multimanager Small Cap Value (r).......................           26.42                (37.86)              (9.84)
Multimanager Technology (r)............................           58.44                (47.08)               18.22
Oppenheimer Global Securities Fund/VA..................           38.79                (40.52)                5.69
PIMCO Global Bond (Unhedged)...........................           16.49                ( 1.19)                9.38
The Universal Institutional Funds, Inc. Emerging
Markets Debt...........................................           30.21                (14.98)                6.54
The Universal Institutional Funds, Inc. Global Value
Equity................................................. 15.58 to  16.03     (40.37) to (40.15)      6.28 to   6.61
Van Eck Worldwide Bond.................................            5.98                   3.64                9.73
Van Eck Worldwide Emerging Markets.....................          113.12                (64.77)               37.61
Van Eck Worldwide Hard Assets..........................           57.55                (46.13)               45.36



                                                                   At December 31,
                                                        -------------------------------------
                                                                   Total Return***
                                                                  Lowest to Highest
                                                        -------------------------------------
                                                              2006                2005
                                                        ----------------   ------------------
Fidelity VIP Contrafund(R) (aa) (ab)...................  10.74 to 11.70      15.99 to  16.94
Fidelity VIP Growth and Income.........................           13.22                 7.58
Franklin Income Securities (an) (ao) (ap)..............           17.87                 1.25
Franklin Rising Dividends Securities...................           16.71                 3.03
Franklin Zero Coupon 2010..............................            2.04                 0.94
Janus Aspen Series Balanced............................   9.92 to 10.31       7.08 to   7.54
Janus Aspen Series Enterprise..........................  12.71 to 13.50      11.52 to  12.43
Janus Aspen Series Forty...............................   8.50 to  9.40      12.08 to  12.83
Janus Aspen Series Mid Cap Value.......................           15.02                10.00
Janus Aspen Series Overseas............................  46.13 to 47.02      31.41 to  32.34
Janus Aspen Series Worldwide...........................  17.40 to 18.26       5.13 to   5.90
MFS(R) Utilities Series................................  30.80 to 31.27      16.43 to  16.84
Multimanager Aggressive Equity ( r) (ax)...............           12.44                  --
Multimanager Core Bond (r).............................            1.70                  --
Multimanager International Equity (r)..................           12.41                  --
Multimanager Large Cap Core Equity (r).................           10.03                  --
Multimanager Large Cap Growth (r)......................            7.86                  --
Multimanager Large Cap Value (r).......................           10.80                  --
Multimanager Mid Cap Growth (r)........................           10.73                  --
Multimanager Mid Cap Value (r).........................            8.68                  --
Multimanager Multi-Sector Bond (k) ( r)................   1.56 to  4.67                  --
Multimanager Small Cap Growth (u)......................   9.43 to 10.27       6.81 to   7.54
Multimanager Small Cap Value (r).......................           12.19                  --
Multimanager Technology (r)............................           11.02                  --
Oppenheimer Global Securities Fund/VA..................           16.95                13.69
PIMCO Global Bond (Unhedged)...........................            4.27               (6.95)
The Universal Institutional Funds, Inc. Emerging
Markets Debt...........................................           10.80                12.27
The Universal Institutional Funds, Inc. Global Value
Equity.................................................  20.75 to 21.21       5.43 to   5.87
Van Eck Worldwide Bond.................................            6.44               (3.02)
Van Eck Worldwide Emerging Markets.....................           39.50                32.03
Van Eck Worldwide Hard Assets..........................           24.47                51.69

----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of divident income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to a net asset value per Unit. Charges made directly to Contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units: the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the respective year ended or from the commencement of operations of the subaccount.

(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b) Units were made available for sale on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005.
(e) All Asset Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Equity Growth PLUS was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g) EQ/Money Market was substituted for EQ/MONY Money Market on September 9,
    2005.
(h) EQ/Montag & Caldwell was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006.
(j) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006.
(k) Multimanager Multi-Sector Bond was substituted for Lord Abbett Bond Debenture on November 3, 2006.
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2009


7.  Financial Highlights (Concluded)

(m)  EQ/Mid Cap Index was substituted for Old Mutual Mid-Cap on November 3,
     2006.
(n)  EQ/Core Bond Index was substituted for PIMCO Real Return on November 3,
     2006.
(o) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006.
(p) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006.
(q) EQ/Global Multi-Sector Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006.
(r)  Units were made available for sale on September 8, 2006.
(s) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007.
(t) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(u) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(v) EQ/Common Stock Index was substituted for Dreyfus VIF Appreciation on August 17, 2007.
(w) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007.
(x) EQ/Large Cap Value PLUS was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007.
(y) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007
(z) EQ/Mid Cap Value PLUS was substituted for UIF U.S. Real Estate on August 17, 2007.
(aa) Fidelity VIP Contrafund was substituted for Fidelity VIP Growth on August 17, 2007.
(ab) Fidelity VIP Contrafund was substituted for UIF Equity Growth on August 17, 2007.
(ac) EQ/Large Cap Value PLUS was substituted for Old Mutual Select Value on November 16, 2007.
(ad) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007.
(ae) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007.
(af) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007.
(ag) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007.
(ah) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007.
(ai) EQ/Mid Cap Index was substituted for AIM V.I. MidCap Core Equity on November 16, 2007.
(aj) EQ/Core Bond Index was substituted for Janus Aspen Series Flexible Income on November 16, 2007.
(ak) EQ/Core Bond Index was substituted for UIF Core Plus Fixed Bond on November 16, 2007.
(al) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007.
(am) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007.
(an) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007.
(ao) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007.
(ap) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007.
(aq) Units were made available for sale on April 27, 2007.
(ar) Units were made available for sale on August 17, 2007.
(as) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009. (See Note 6)
(at) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009. (See Note 6)
(au) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009. (See Note 6)
(av) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009. (See Note 6)
(aw) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009. (See Note 6)
(ax) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009. (See Note 6)
(ay) Units were made available for sale on September 18, 2009.
(az) EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009. (See Note 6)
(ba) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009. (See Note 6)
(bb) EQ/Intermediate Government Bond Index replaced EQ/Government Securities due to a fund merger on September 25, 2009. (See Note 6)
(bc) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009. (See Note 6)

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                   INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

                     MONY LIFE INSURANCE COMPANY OF AMERICA

Report of Independent Registered Public Accounting Firm...................   F-1

Financial Statements:
   Balance Sheets, December 31, 2009 and December 31, 2008 ...............   F-2
   Statements of Earnings (Loss), Years Ended December 31,
     2009, 2008 and 2007..................................................   F-3
   Statements of Shareholder's Equity and Comprehensive Income (Loss),
     Years Ended December 31, 2009, 2008 and 2007.........................   F-4
   Statements of Cash Flows, Years Ended December 31, 2009,
     2008 and 2007........................................................   F-5
   Notes to Financial Statements..........................................   F-6

             Report of Independent Registered Public Accounting Firm


To the Board of Directors and Shareholder of MONY Life Insurance Company of America


In our opinion, the accompanying balance sheets and the related statements of earnings (loss), of shareholder's equity and comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2009 and 2008 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Financial Statements, the Company changed its methods of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes on January 1, 2007.





/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                                            MONY LIFE INSURANCE COMPANY OF AMERICA
                                                         BALANCE SHEETS
                                                   DECEMBER 31, 2009 AND 2008

                                                                                           2009              2008
                                                                                     ----------------- ------------------
                                                                                               (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value..............................  $        1,962.0  $      1,690.2
   Mortgage loans on real estate...................................................             149.1           176.2
   Policy loans....................................................................             124.6           122.4
   Other invested assets...........................................................              81.4            85.2
                                                                                     ----------------- ------------------
     Total investments.............................................................           2,317.1         2,074.0
Cash and cash equivalents..........................................................              56.9           115.9
Amounts due from reinsurers........................................................             135.8           174.8
Deferred policy acquisition costs..................................................             173.8           151.7
Value of business acquired.........................................................             147.5           222.4
Other assets.......................................................................              29.6            43.1
Separate Accounts' assets..........................................................           1,832.2         1,726.8
                                                                                     ----------------- ------------------

TOTAL ASSETS ......................................................................  $        4,692.9  $      4,508.7
                                                                                     ================= ==================

LIABILITIES
Policyholders' account balances....................................................  $        1,773.9  $      1,822.1
Future policy benefits and other policyholders liabilities.........................             360.1           397.3
Other liabilities..................................................................              37.0            66.1
Note payable to affiliate..........................................................              19.7            23.6
Income taxes payable...............................................................              99.9            22.4
Separate Accounts' liabilities.....................................................           1,832.2         1,726.8
                                                                                     ----------------- ------------------
     Total liabilities.............................................................           4,122.8         4,058.3
                                                                                     ----------------- ------------------
Commitments and contingent liabilities (Notes 2, 5, 8, 9, and 13)

SHAREHOLDER'S EQUITY
Common stock, $1.00 par value; 5.0 million shares authorized,
   2.5 million issued and outstanding..............................................               2.5             2.5
Capital in excess of par value.....................................................             511.8           510.8
Retained earnings..................................................................              66.8            55.5
Accumulated other comprehensive loss...............................................             (11.0)         (118.4)
                                                                                     ----------------- ------------------
     Total shareholder's equity....................................................             570.1           450.4
                                                                                     ----------------- ------------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY.........................................  $        4,692.9  $      4,508.7
                                                                                     ================= ==================



                       See Notes to Financial Statements.


                                             MONY LIFE INSURANCE COMPANY OF AMERICA
                                                  STATEMENTS OF EARNINGS (LOSS)
                                          YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                2009                2008                2007
                                                         ------------------- ------------------- --------------------
                                                                                (IN MILLIONS)
REVENUES
Variable life and investment-type product
    policy fee income..................................   $        129.5     $          147.4    $          160.7
Premiums...............................................             39.5                 44.6                45.8
Net investment income..................................            121.7                126.3               137.3
Investment losses, net:................................
   Total other-than-temporary impairment losses........            (52.7)               (38.4)              (19.8)
   Portion of loss recognized in other
    comprehensive income...............................               .2                  -                   -
                                                         ------------------- ------------------- --------------------
      Net impairment losses recognized.................            (52.5)               (38.4)              (19.8)
   Other investment losses, net........................             (3.0)                 (.4)               (2.2)
                                                         ------------------- ------------------- --------------------
      Total investment losses, net.....................            (55.5)               (38.8)              (22.0)
                                                         ------------------- ------------------- --------------------
Other income...........................................             10.8                 10.1                16.1
(Decrease) increase in fair value of
    reinsurance contracts..............................             (6.9)                 8.4                 -
                                                         ------------------- ------------------- --------------------
      Total revenues...................................            239.1                298.0               337.9
                                                         ------------------- ------------------- --------------------
BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits................................             84.0                119.6               100.1
Interest credited to policyholders' account balances...             70.8                 73.4                79.5
Compensation and benefits..............................             26.2                 29.1                21.4
Commissions............................................             30.8                 43.0                44.9
Interest expense.......................................              1.5                  1.7                 2.0
Amortization of deferred policy acquisition costs and
    value of business acquired.........................             23.4                 88.0                74.2
Capitalization of deferred policy acquisition costs....            (28.9)               (36.6)              (36.4)
Rent expense...........................................              3.8                  4.7                 3.6
Other operating costs and expenses.....................             25.8                 35.4                33.8
                                                         ------------------- ------------------- --------------------
      Total benefits and other deductions..............            237.4                358.3               323.1
                                                         ------------------- ------------------- --------------------
Earnings (loss) before income taxes....................              1.7                (60.3)               14.8
Income taxes benefit (expense).........................              3.2                 (5.8)               (1.1)
                                                         ------------------- ------------------- --------------------
Net Earnings (Loss)....................................   $          4.9     $          (66.1)   $           13.7
                                                         =================== =================== ====================




                       See Notes to Financial Statements.


                                             MONY LIFE INSURANCE COMPANY OF AMERICA
                               STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME (LOSS)
                                          YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                             2009               2008               2007
                                                                       ----------------- ------------------ -------------------
                                                                                            (IN MILLIONS)
SHAREHOLDER'S EQUITY
Common stock, at par value, beginning and end of year..............    $         2.5      $          2.5     $          2.5
                                                                       ----------------- ------------------ -------------------

Capital in excess of par value, beginning of year..................            510.8               501.7              498.5
Changes in capital in excess of par value..........................              1.0                 9.1                3.2
                                                                       ----------------- ------------------ -------------------
Capital in excess of par value, end of year........................            511.8               510.8              501.7
                                                                       ----------------- ------------------ -------------------

Retained earnings, beginning of year...............................             55.5               121.6              107.9
Net earnings (loss)................................................              4.9               (66.1)              13.7
Impact of implementing new accounting guidance, net of taxes.......              6.4                 -                  -
                                                                       ----------------- ------------------ -------------------
Retained earnings, end of year.....................................             66.8                55.5              121.6
                                                                       ----------------- ------------------ -------------------

Accumulated other comprehensive loss, beginning of year............           (118.4)              (26.5)             (11.1)
Impact of implementing new accounting guidance, net of taxes.......             (6.4)                -                  -
Other comprehensive income (loss)..................................            113.8               (91.9)             (15.4)
                                                                       ----------------- ------------------ -------------------
Accumulated other comprehensive loss, end of year..................            (11.0)             (118.4)             (26.5)
                                                                       ----------------- ------------------ -------------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR............................    $       570.1      $        450.4     $        599.3
                                                                       ================= ================== ===================

COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)...........................................         $         4.9      $        (66.1)    $         13.7
                                                                       ----------------- ------------------ -------------------

Change in unrealized gains (losses),
  net of reclassification adjustment..........................                 113.8               (91.9)             (15.4)
                                                                       ----------------- ------------------ -------------------
Other comprehensive income (loss).............................                 113.8               (91.9)             (15.4)
                                                                       ----------------- ------------------ -------------------
Comprehensive Income (Loss)...................................         $       118.7      $       (158.0)    $         (1.7)
                                                                       ================= ================== ===================



                       See Notes to Financial Statements.


                                             MONY LIFE INSURANCE COMPANY OF AMERICA
                                                    STATEMENTS OF CASH FLOWS
                                          YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                                      2009              2008              2007
                                                                                ---------------  ----------------- -----------------
                                                                                                    (IN MILLIONS)

Net earnings (loss)............................................................ $         4.9     $        (66.1)   $          13.7
   Adjustments to reconcile net earnings (loss) to net cash (used in)
   provided by operating activities:
      Interest credited to policyholders' account balances.....................          70.8               73.4               79.5
      Variable life and investment-type product policy fee income..............        (129.5)            (147.4)            (160.7)
      Change in accrued investment income......................................            .7                1.0                2.1
      Investment losses, net...................................................          55.5               38.8               22.9
      Change in deferred policy acquisition costs and
        value of business acquired.............................................          (5.5)              51.4               37.8
      Change in fair value of guaranteed minimum income benefit
        reinsurance contract...................................................           6.9               (8.4)               -
      Change in future policy benefits.........................................          (4.8)              12.6               15.9
      Change in other policyholders liabilities................................          (4.3)              34.7               (8.0)
      Change in income tax payable.............................................          16.0               19.9               (3.7)
      Provision for depreciation and amortization..............................           5.7                6.7                7.7
      Dividend from AllianceBernstein..........................................           4.5                4.7                6.4
      Other, net...............................................................         (21.4)               8.0                7.4
                                                                                ---------------  ----------------- -----------------
Net cash (used in) provided by operating activities............................           (.5)              29.3               21.0
                                                                                ---------------  ----------------- -----------------
Cash flows from investing activities:
    Maturities and repayments of fixed maturities and mortgage loans...........         106.4              190.1              261.1
    Sales of investments.......................................................          93.4               30.7               69.0
    Purchases of investments...................................................        (265.8)            (128.4)            (260.4)
    Other, net.................................................................          (4.8)              (4.5)             (14.8)
                                                                                ---------------  ----------------- -----------------

Net cash (used in) provided by investing activities............................         (70.8)              87.9               54.9
                                                                                ---------------  ----------------- -----------------
Cash flows from financing activities:
   Policyholders' account balances:
      Deposits.................................................................         176.0              287.0              334.0
      Withdrawals and transfers to Separate Accounts...........................        (159.8)            (337.2)            (416.0)
   Repayments of note to affiliate.............................................          (3.9)              (3.6)              (3.4)
   Other, net  ................................................................           -                  -                  3.2
                                                                                ---------------  ----------------- -----------------

Net cash provided by (used in) financing activities............................          12.3              (53.8)             (82.2)
                                                                                ---------------  ----------------- -----------------

Change in cash and cash equivalents............................................         (59.0)              63.4               (6.3)
Cash and cash equivalents, beginning of year...................................         115.9               52.5               58.8
                                                                                ---------------  ----------------- -----------------

Cash and Cash Equivalents, End of Year......................................... $        56.9     $        115.9    $          52.5
                                                                                ===============  ================= =================
Supplemental cash flow information:
   Interest Paid............................................................... $         1.5     $          1.7    $           2.0
                                                                                ===============  ================= =================
Schedule of non-cash financing activities:
   Shared-based Programs....................................................... $         1.0     $           .7    $           3.1
                                                                                ===============  ================= =================


                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                          NOTES TO FINANCIAL STATEMENTS


1)    ORGANIZATION

      MONY Life Insurance Company of America ("MLOA") is an Arizona stock life insurance company. MLOA's primary business is providing life insurance and annuity products to both individuals and businesses. MLOA is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"). MONY Life is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, which is a downstream holding company of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French parent company for an international group of insurance and related financial services companies.


2)    SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation
      ---------------------

      The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the financial position of MLOA and its results of operations and cash flows for the periods presented.

      The years "2009", "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform to the current presentation.

      Accounting Changes
      ------------------

      Beginning second quarter 2009, MLOA implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

      The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

      As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities then held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $6.4 million as of that date with a corresponding decrease to accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $13.6 million, that is the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was not changed as a result of the implementation of this guidance.

      (Loss) earnings from continuing operations, net of income taxes, and Net
      (loss) earnings attributable to MLOA for 2009 reflected increases of $0.2 million from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the statements of earnings, and to present the OTTI recognized in AOCI on the face of the statements of shareholder's equity and comprehensive income for all periods subsequent to adoption of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows and credit losses, including the methodologies and significant inputs used to determine those amounts.

      Effective April 1, 2009, MLOA implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, MLOA concluded under previous guidance that markets for certain Commercial Mortgage-backed Securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on MLOA's results of operations or financial position. At December 31, 2009 and 2008, the fair value of MLOA's CMBS portfolio was $63.6 million and $100.8 million.

      Effective January 1, 2008, MLOA implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. MLOA's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefits ("GMIB") reinsurance contract treated as a derivative, resulting in an increase in net loss of $0.6 million, related to an increase in the fair value of the GMIB reinsurance contract liability of $1.4 million, offset by a decrease in related DAC amortization of $0.4 million and a decrease of $0.4 million to deferred income taxes. This increase in the GMIB reinsurance contract's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

      Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective is to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

      On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to MLOA's annual impairment testing of other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions or inputs used to measure fair value for these impairment assessments.

      Effective December 31, 2008, MLOA adopted the new guidance for beneficial interests in securitized financial interests. The guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $125.7 million and $69.0 million, respectively, at December 31, 2009 and $139.8 million and $90.0 million, respectively, at December 31, 2008 were impacted by this amendment. Adoption of this new guidance did not have an impact on MLOA's results of operations or financial position.

      On January 1, 2007, MLOA adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on MLOA's results of operations or financial position.

      New Accounting Pronouncements
      -----------------------------

      On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year financial statements, such as those of MLOA, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on MLOA's financial statements.

      Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a variable interest entity ("VIE") must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year financial statements, such as those of MLOA, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Earlier application is prohibited. Management is currently evaluating the impact this new guidance may have on MLOA.

      Investments
      -----------

      The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

      As further described in Note 5, MLOA determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

      MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

      If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

      Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

      Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

      Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

      Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

      Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

      Policy loans are stated at unpaid principal balances.

      Partnerships and joint venture interests in which MLOA has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for the consolidation of VIEs are consolidated; those in which MLOA does not have control and a majority economic interest and those that do not meet the guidance requirements for consolidation are reported on the equity basis of accounting and are reported in Other assets. Certain partnerships report their results on a one quarter lag basis.

      Equity securities include common stock classified as available for sale securities are carried at fair value and are included in Other invested assets.

      Units in AllianceBernstein L.P. ("AllianceBernstein"), a subsidiary of AXA Financial, are carried on the equity method and reported in Other invested assets.

      Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

      Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

      All securities owned, including United States government and agency securities and mortgage-backed securities, are reported in the financial statements on a trade date basis.

      Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)
      --------------------------------------------------------------------

      Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

      Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by MLOA are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes and amounts attributable to DAC and VOBA related to variable life and investment-type products.

      Fair Value of Other Financial Instruments
      -----------------------------------------

      Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

        Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
        Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
        Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

      At December 31, 2009, investments classified as Level 1 comprise approximately 49.1% of invested assets measured at fair value on a recurring basis and primarily include cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

      At December 31, 2009, investments classified as Level 2 comprise approximately 48.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by MLOA and the resulting prices determined to be representative of exit values.

      Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $50.3 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

      At December 31, 2009, investments classified as Level 3 comprise approximately 2.6% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $32.5 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. MLOA applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $69.1 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of these CMBS was sourced from a third party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche for which limited trading continued. Consequently, MLOA instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third-party service. At December 31, 2009, MLOA continued to apply this methodology to produce a more representative measure of the fair values of these CMBS holdings in the circumstances.

      Level 3 also includes the GMIB reinsurance asset that is accounted for as a derivative contract. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios. The valuation of the GMIB asset incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Incremental adjustment is made to the resulting fair values of the GMIB asset to reflect deterioration in the claims-paying ratings of counterparties to the reinsurance treaties and of MLOA, respectively. After giving consideration to collateral arrangements, MLOA made no adjustment to reduce the fair value of its GMIB asset at December 31, 2009 to recognize incremental counterparty non-performance risk.

      MLOA defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

      Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts.

      Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

      The fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC") and certain annuities, which are included in policyholders' account balances, are estimated using projected cash flows discounted at rates reflecting current offering rates.

      The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected cash flows. Expected cash flows are discounted back to the present at the current market rates.

      The fair value for the note payable to affiliate are determined using contractual cash flows discounted at market interest rates.

      Recognition of Insurance Income and Related Expenses
      ----------------------------------------------------

      Premiums from variable life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

      Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

      DAC and VOBA
      ------------

      DAC. Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      VOBA. VOBA, which arose from MLOA's 2004 acquisition by AXA Financial, was established in accordance with the purchase accounting guidance for business combinations. VOBA is the actuarially determined present value of estimated future gross profits from insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

      Amortization Policy. For variable life and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in shareholder's equity as of the balance sheet date.

      A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (7.2% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (13.0% net of product weighted average Separate Account fees) and 0% (1.8% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after eight quarters.

      In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

      Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

      For non-participating traditional life policies, DAC and VOBA are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

      Policyholders' Account Balances and Future Policy Benefits
      ----------------------------------------------------------

      Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      MLOA issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. MLOA also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

      For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.0% to 6.0% for life insurance liabilities and from 3.0% to 6.75% for annuity liabilities.

      Separate Accounts
      -----------------

      Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

      The investment results of Separate Accounts, including unrealized (losses) gains on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of operations. For the years ended December 31, 2009, 2008 and 2007, investment results of such Separate Accounts were $393.9 million, $(835.3) million and $272.1 million, respectively.

      Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

      Other Accounting Policies
      -------------------------

      MLOA filed a consolidated Federal income tax return with its parent, MONY Life, and with MONY Life's other life subsidiaries. Under the life insurance provisions of the Internal Revenue Code, life insurance companies cannot file a consolidated Federal income tax return with their ultimate parent for a period of five years from the date of acquisition. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

      Discontinued operations include real estate held-for-sale.

      Real estate investments meeting the following criteria are classified as real estate held-for-sale:

         o Management having the authority to approve the action commits the organization to a plan to sell the property.
         o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
         o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
         o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
         o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
         o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

      Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

      Real estate held-for-sale is included in the Other assets line in the balance sheets. The results of operations for real estate held-for-sale in each of the three years in the period ended December 31, 2009 were not significant.

3)    INVESTMENTS

      Fixed Maturities and Equity Securities
      --------------------------------------

      The following table provides additional information relating to fixed maturities classified as available for sale; no equity securities were classified as available for sale at December 31, 2009 or 2008.

                                               AVAILABLE FOR SALE SECURITIES BY CLASSIFICATION

                                                                     GROSS            GROSS
                                                                  UNREALIZED       UNREALIZED                           OTTI
                                                AMORTIZED COST       GAINS           LOSSES         FAIR VALUE       IN AOCI(3)
                                               ----------------  ---------------- ---------------- ---------------- --------------
                                                                                 (IN MILLIONS)
DECEMBER 31, 2009:
------------------
Fixed Maturities:
   Corporate...............................      $    1,588.9    $       72.6     $       18.9     $    1,642.6     $        -
   U.S. Treasury, government
     and agency............................              71.5             1.1              2.2             70.4              -
   States and political subdivisions.......              19.4             -                1.3             18.1              -
   Foreign governments.....................               4.1              .1               .1              4.1              -
   Commercial mortgage-backed..............             120.2             -               56.7             63.5               .2
   Residential mortgage-backed (1).........              49.0             1.2              -               50.2              -
   Asset-backed (2)........................               9.7              .6               .1             10.2              -
   Redeemable preferred stock..............             123.4             -               20.5            102.9              -
                                               ----------------  ---------------- ---------------- ---------------- --------------
Total at December 31, 2009.................      $    1,986.2    $       75.6     $       99.8     $    1,962.0     $         .2
                                               ================  ================ ================ ================ ==============
December 31, 2008
-----------------
Fixed Maturities:
   Corporate...............................      $    1,565.7    $       10.7     $      150.5     $    1,425.9
   U.S. Treasury, government
     and agency............................              47.8             3.3              -               51.1
   States and political subdivisions.......               2.9             -                 .4              2.5
   Foreign governments.....................               4.1              .5              -                4.6
   Commercial mortgage-backed..............             149.7             -               48.9            100.8
   Residential mortgage-backed (1).........              17.9              .7              -               18.6
   Asset-backed (2)........................               9.8             -                2.0              7.8
   Redeemable preferred stock..............             136.7             -               57.8             78.9
                                               ----------------  ---------------- ---------------- ----------------
Total at December 31, 2008.................      $    1,934.6    $       15.2     $      259.6     $    1,690.2
                                               ================  ================ ================ ================

      (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
      (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
      (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009

      The contractual maturities of AFS fixed maturities at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less..............................................    $        46.7      $       47.2
        Due in years two through five........................................            699.5             731.4
        Due in years six through ten.........................................            772.8             793.2
        Due after ten years..................................................            164.9             163.4
                                                                                ----------------   -----------------
           Subtotal..........................................................          1,683.9           1,735.2
        Commercial mortgage-backed bonds.....................................            120.2              63.5
        Residential mortgage-backed bonds....................................             49.0              50.2
        Asset-backed bonds                                                                 9.7              10.2
                                                                                ----------------   -----------------
        Total................................................................    $     1,862.8      $    1,859.1
                                                                                ================   =================


      During 2009, MLOA recognized OTTI of $52.7 million on AFS fixed maturities, comprised of $52.5 million credit losses recognized in earnings and $0.2 million non-credit related losses recognized in OCI. At December 31, 2009, no additional OTTI was recognized in earnings related to AFS fixed maturities as MLOA did not intend to sell and did not expect to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

      The following table sets forth the amount of credit loss impairments on fixed maturity securities held by MLOA at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                           FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                                          (IN MILLIONS)
      Balance at March 31, 2009.................................................................     $         -
      Cumulative adjustment related to implementing new guidance on April 1, 2009...............             (19.1)
      Previously recognized impairments on securities that matured, paid, prepaid or sold.......              18.0
      Previously recognized impairments on securities impaired to fair value this period (1)....               -
      Impairments recognized this period on securities not previously impaired..................             (52.5)
      Additional impairments this period on securities previously impaired......................               -
      Increases due to passage of time on previously recorded credit losses.....................               -
      Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                    -------------------
      Balance at December 31, 2009..............................................................     $       (53.6)
                                                                                                    ===================

      (1) Represents circumstances where MLOA determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

      Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                                    DECEMBER 31,        December 31,
                                                                                        2009                2008
                                                                                   ----------------   -----------------
                                                                                              (IN MILLIONS)
         AFS Securities:
            Fixed maturities:
              With OTTI loss......................................................  $         (.4)     $         -
              All other...........................................................          (23.8)            (244.4)
            Equity securities.....................................................            -                  -
                                                                                   ----------------   -----------------
          Net Unrealized Losses...................................................  $       (24.2)     $      (244.4)
                                                                                   ================   =================

      Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:


                                       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                       AOCI
                                              NET                                                  DEFERRED           (LOSS)
                                          UNREALIZED                                                INCOME        RELATED TO NET
                                             GAINS                                                   TAX            UNREALIZED
                                          (LOSSES) ON         DAC AND        POLICYHOLDERS       (LIABILITY)        INVESTMENT
                                          INVESTMENTS           VOBA          LIABILITIES           ASSET         GAINS (LOSSES)
                                        ----------------   ---------------  ----------------    ---------------  -----------------
                                                                             (IN MILLIONS)
Balance, January 1, 2009..............  $         -        $          -     $          -        $          -     $            -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            -                   -                -                   -                  -
Net investment gains (losses)
  arising during the year.............            (.1)                -                -                   -                  (.1)
Reclassification adjustment for
  OTTI losses:
     Included in Net earnings (loss)..            -                   -                -                   -                  -
     Excluded from
       Net earnings (loss)(1)........             (.2)                -                -                   -                  (.2)
Impact of net unrealized investment
  gains (losses) on:
     DAC and VOBA.....................            -                    .1              -                   -                   .1
     Deferred income taxes............            -                   -                -                   -                  -
     Policyholders liabilities........            -                   -                -                   -                  -
                                        ----------------   ---------------  ----------------    ---------------  -----------------
BALANCE, DECEMBER 31, 2009............  $         (.3)     $           .1   $          -        $          -     $            (.2)
                                        ================   ===============  ================    ===============  =================

      (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.


                                                  ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                       AOCI
                                               NET                                                DEFERRED            (LOSS)
                                           UNREALIZED                                              INCOME         RELATED TO NET
                                              GAINS                                                  TAX            UNREALIZED
                                           (LOSSES) ON        DAC AND         POLICYHOLDERS      (LIABILITY)        INVESTMENT
                                           INVESTMENTS          VOBA           LIABILITIES          ASSET         GAINS (LOSSES)
                                         ----------------  ---------------   ----------------  ----------------  -----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2009.............    $      (244.4)    $         62.2    $           -     $         63.8    $        (118.4)
Cumulative impact of implementing
  new guidance on April 1, 2009......            (13.6)               3.8                -                3.4               (6.4)
Net investment gains (losses)
  arising during the year............            220.6                -                  -                -                220.6
Reclassification adjustment for
  OTTI (losses):
     Included in Net earnings (loss).             13.4                -                  -                -                 13.4
     Excluded from
      Net earnings (loss)(1).........               .2                -                  -                -                   .2
Impact of net unrealized investment
  gains (losses) on:
     DAC and VOBA....................              -                (58.5)               -                -                (58.5)
     Deferred income taxes...........              -                  -                  -              (61.4)             (61.4)
     Policyholders liabilities.......              -                  -                  -                -                  -
                                         ----------------  ---------------   ----------------  ----------------  -----------------
BALANCE, DECEMBER 31, 2009...........    $       (23.8)    $          7.5    $           -     $          5.8    $         (10.5)
                                         ================  ===============   ================  ================  =================


      (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

      The following tables disclose the fair values and gross unrealized losses of the 145 issues at December 31, 2009 and the 294 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                     DECEMBER 31, 2009
                                --------------------------------------------------------------------------------------------
                                   LESS THAN 12 MONTHS (1)         12 MONTHS OR LONGER (1)               TOTAL
                                ----------------------------- ------------------------------ -------------------------------
                                                    GROSS                           GROSS                         GROSS
                                                  UNREALIZED                     UNREALIZED                     UNREALIZED
                                  FAIR VALUE        LOSSES        FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                                ------------- --------------- ---------------- ------------- ----------------- -------------
                                                                       (IN MILLIONS)
      Fixed Maturities:
        Corporate.............. $       159.5   $       (4.4)  $      176.7    $      (14.5)  $      336.2     $    (18.9)
        U.S. Treasury,
          government and
          agency...............          39.4           (2.2)           -               -             39.4           (2.2)
        States and political
          subdivisions.........          15.3           (1.2)           1.7             (.1)          17.0           (1.3)
        Foreign governments....           1.9            (.1)           -               -              1.9            (.1)
        Commercial
          mortgage-backed......           2.8           (1.4)          60.7           (55.3)          63.5          (56.7)
        Residential
          mortgage-backed......           -              -              -               -              -              -
        Asset-backed...........           5.4            (.1)           -               -              5.4            (.1)
        Redeemable preferred
          stock................            .1            -             97.4           (20.5)          97.5          (20.5)
                                ------------- --------------- ---------------- ------------- ----------------- -------------

                                $       224.4   $       (9.4)  $      336.5    $      (90.4)  $      560.9     $    (99.8)
                                ============= =============== ================ ============= ================= =============

      (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.


                                                                     December 31, 2008
                                --------------------------------------------------------------------------------------------
                                     Less Than 12 Months            12 Months or Longer                   Total
                                ----------------------------- ------------------------------ -------------------------------
                                                    Gross                          Gross                         Gross
                                                  Unrealized                    Unrealized                     Unrealized
                                  Fair Value        Losses       Fair Value       Losses        Fair Value       Losses
                                ------------- --------------- ---------------- ------------- ----------------- -------------
                                                                       (In Millions)
      Fixed Maturities:
        Corporate.............. $       790.9   $      (71.7)  $      329.2    $      (78.8)  $    1,120.1     $   (150.5)
        U.S. Treasury,
          government and
          agency...............           -              -              -               -              -              -
        States and political
          subdivisions.........           2.5            (.4)           -               -              2.5            (.4)
        Foreign governments....           -              -              -               -              -              -
        Commercial
           mortgage-backed....           14.3           (1.1)          86.5           (47.8)         100.8          (48.9)
        Residential
           mortgage-backed.....           -              -              -               -              -              -
        Asset-backed...........            .6            (.1)           2.9            (1.9)           3.5           (2.0)
        Redeemable preferred
          stock................          11.5           (7.2)          67.5           (50.6)          79.0          (57.8)
                                ------------- --------------- ---------------- ------------- ----------------- -------------

                                $       819.8   $      (80.5)  $      486.1    $     (179.1)  $    1,305.9     $   (259.6)
                                ============= =============== ================ ============= ================= =============

      MLOA's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the shareholder's equity of MLOA. MLOA maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 1.72% of total investments. The largest exposure to a single issuer of corporate securities held at December 31, 2009 and 2008 was $39.9 million and $39.8 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $179.0 million and $87.7 million, or 9.0% and 4.5%, of the $1,986.2 million and $1,934.6 million aggregate amortized cost of fixed maturities held by MLOA were considered to be other than investment grade. These securities had net unrealized losses of $56.2 million and $19.0 million at December 31, 2009 and 2008, respectively.

      MLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. MLOA's fixed maturity investment portfolio includes Residential Mortgage Backed Securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, MLOA owned $4.8 million in RMBS backed by subprime residential mortgage loans, and zero in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

      At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $7.8 million.

      For 2009, 2008 and 2007, respectively, net investment income is shown net of investment expenses of $4.6 million, $5.9 million and $7.2 million.

      Mortgage Loans
      --------------

      Impaired mortgage loans along with the related investment valuation allowances at December 31, 2009 and 2008 follow:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances...........  $        10.6      $         -
        Impaired mortgage loans without investment valuation allowances........            -                  0.3
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgage loans.........................           10.6                0.3
        Investment valuation allowances........................................           (2.3)               -
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $         8.3      $         0.3
                                                                                ================   =================

      During 2009, 2008 and 2007, respectively, MLOA's average recorded investment in impaired mortgage loans was $6.4 million, $0.2 million and $0.8 million. Interest income recognized on impaired mortgage loans for 2009, 2008 and 2007, respectively, of $0.4 million, zero and zero.

      At December 31, 2009 and 2008, respectively, the carrying values of mortgage loans on real estate that had been classified as nonaccrual loans were $8.3 million and zero.

      Equity Investments
      ------------------

      MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2009 and 2008 were $2.7 million and $2.9 million, respectively.

      The following table presents MLOA's investment in 2.6 million units in AllianceBernstein, an affiliate, which is included in Other invested assets:

                                                                                        2009                2008
                                                                                   ----------------   -----------------
                                                                                              (IN MILLIONS)

        Balance at January 1....................................................    $        81.7      $        49.3
        Purchase of Units.......................................................              -                 33.2
        Equity in net earnings..................................................              4.9                3.9
        Impact of issuance of AllianceBernstein Units...........................             (3.6)               -
        Dividends received......................................................             (4.5)              (4.7)
                                                                                   ----------------   -----------------
        Balance at December 31..................................................    $        78.5      $        81.7
                                                                                   ================   =================


4)    VALUE OF BUSINESS ACQUIRED

      The following presents MLOA's VOBA asset at December 31, 2009 and 2008:

                                                                      LESS:
                                                  GROSS            ACCUMULATED
                                                CARRYING          AMORTIZATION
                                                 AMOUNT          AND OTHER (1)            NET
                                            ------------------ ------------------- ------------------
                                                                 (IN MILLIONS)
 VOBA
 ----
   DECEMBER 31, 2009......................  $       416.5      $      (269.0)      $        147.5
                                            ================== =================== ==================

   December 31, 2008......................  $       416.5      $      (194.1)      $        222.4
                                            ================== =================== ==================

      (1) Includes reactivity to unrealized investment gains (losses) and impact of the December 31, 2005 MODCO recapture.

      For 2009, 2008 and 2007, total amortization expense related to VOBA was $16.6 million, $58.1 million and $59.7 million, respectively. VOBA amortization is estimated to range between $25.5 million and $14.0 million annually through 2014.

5)    FAIR VALUE DISCLOSURES

      Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                          FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                  LEVEL 1             LEVEL 2            LEVEL 3              TOTAL
                                              ----------------    ----------------    ---------------    ----------------
                                                                            (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available-for-sale..
      Corporate.........................      $          -        $       1,618.9     $         23.7     $      1,642.6
      U.S. Treasury, government
        and agency......................                 -                   70.4                -                 70.4
      States and political subdivisions.                 -                   18.1                -                 18.1
      Foreign governments...............                 -                    4.1                -                  4.1
      Commercial mortgage-backed........                 -                    -                 63.5               63.5
      Residential mortgage-backed(1)....                 -                   50.2                -                 50.2
      Asset-backed(2)...................                 -                    4.7                5.5               10.2
      Redeemable preferred stock........                17.3                 80.0                5.6              102.9
                                              ----------------    ----------------    ---------------    ----------------
        Subtotal........................                17.3              1,846.4               98.3            1,962.0
                                              ----------------    ----------------    ---------------    ----------------
   Other equity investments.............                  .8                  -                  -                   .8
Cash equivalents........................                51.5                  -                  -                 51.5
GMIB reinsurance contracts..............                 -                    -                  1.4                1.4
Separate Accounts' assets...............             1,817.5                 14.7                -              1,832.2
                                              ----------------    ----------------    ---------------    ----------------
      Total Assets......................      $      1,887.1      $       1,861.1     $         99.7     $       3,847.9
                                              ================    ================    ===============    ================

(1) Includes publicly traded agency pass-through securities and collateralized obligations.
(2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.


                                            Fair Value Measurements At December 31, 2008

                                                 Level 1             Level 2            Level 3               Total
                                             ----------------    ----------------   ----------------    ------------------
                                                                            (In Millions)
ASSETS
Investments:
    Fixed maturities available-for-sale      $         12.7      $       1,535.0    $         142.5     $       1,690.2
    Other equity investments..........                   .5                  -                  -                    .5
Cash equivalents......................                109.4                  -                  -                 109.4
GMIB reinsurance contracts............                  -                    -                  8.3                 8.3
Separate Accounts' assets.............              1,712.3                 14.5                -               1,726.8
                                             ----------------    ----------------   ----------------    ------------------
      Total Assets....................       $      1,834.9      $       1,549.5    $         150.8     $        3,535.2
                                             ================    ================   ================    ==================

      The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively.

                                                                  LEVEL 3 INSTRUMENTS
                                                                FAIR VALUE MEASUREMENTS
                                                                     (IN MILLIONS)

                                                        US        STATE AND
                                                     TREASURY,    POLITICAL                 COMMERCIAL     RESIDENTIAL
                                                     GOVT AND       SUB-      FOREIGN       MORTGAGE-       MORTGAGE-
                                        CORPORATE     AGENCY      DIVISIONS     GOVTS         BACKED         BACKED     ASSET-BACKED
                                      ------------  -----------  ----------- -----------  --------------  ------------  ------------
Full Year 2009:
Balance, January 1, 2009...........   $     51.1    $      -     $      -     $      -    $        86.5    $      -      $     4.9
Total gains (losses), realized and
  unrealized, included in:
Earnings as:
Net investment income..............          (.1)          -            -            -               .3           -            -
Investment gains (losses), net.....          -             -            -            -            (14.3)          -           (5.0)
(Decrease) increase in the fair
  value of the reinsurance
  contracts........................          -             -            -            -              -             -            -
                                      ------------  -----------  ----------- -----------  --------------  ------------  ------------
    Subtotal.......................          (.1)          -            -            -            (14.0)          -           (5.0)
                                      ------------  -----------  ----------- -----------  --------------  ------------  ------------
Other comprehensive income.........          1.3           -            -            -             (9.0)          -             .7
Purchases/issuances................          -             -            -            -              -             -            -
Sales/settlements..................         (7.6)          -            -            -              -             -            4.9
Transfers into/out
  of Level 3 (2)...................        (21.0)          -            -            -              -             -            -
                                      ------------  -----------  ----------- -----------  --------------  ------------  ------------
BALANCE, DEC. 31, 2009.........       $     23.7    $      -     $      -     $      -    $        63.5    $      -      $     5.5
                                      ============  ============ =========== ===========  ==============  ============  ============

      (1)  Includes Trading securities' Level 3 amount.
      (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEM-
                                      ABLE              OTHER             OTHER             GMIB            SEPARATE
                                   PREFERRED            EQUITY           INVESTED       REINSURANCE         ACCOUNTS
                                     STOCK          INVESTMENTS(1)        ASSETS         CONTRACTS           ASSETS
                                 ---------------   -----------------    -----------    ---------------    --------------
Balance, January 1, 2009.....    $         -       $         -          $        -     $         8.3      $          -
 Total gains (losses),
  realized and unrealized,
  included in:
Earnings as:
 Net investment income.......              -                 -                   -               -                   -
 Investment gains
  (losses), net..............            (25.1)              -                   -               -                   -
 (Decrease) increase
   in the fair value of the
   reinsurance contracts.....              -                 -                   -              (7.5)                -
                                 ---------------   -----------------    -----------    ---------------    --------------
     Subtotal................            (25.1)              -                   -              (7.5)                -
                                 ---------------   -----------------    -----------    ---------------    --------------
 Other comprehensive
     income..................             19.3               -                   -               -                   -
Purchases/issuances..........              -
Sales/settlements............              -                 -                   -                .6                 -
Transfers into/out of
    Level 3 (2)..............             11.4               -                   -               -                   -
                                 ---------------   -----------------    -----------    ---------------    --------------
BALANCE, DEC. 31, 2009.......    $         5.6     $         -          $        -     $         1.4      $          -
                                 ===============   =================    ===========    ===============    ==============

      (1)  Includes Trading securities' Level 3 amount.
      (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.


                                        Fixed
                                     Maturities            Other            Other          Separate           GMIB
                                      Available           Equity           Invested        Accounts       Reinsurance
                                      For Sale        Investments(1)        Assets          Assets         Contracts
                                    --------------    ----------------    -----------    -------------   ---------------
 Balance, Dec. 31, 2007.......      $      167.0      $        -          $     -        $      -        $          (.1)
  Impact of adopting
   fair value guidance
   included in earnings ......               -                 -                -               -                  (1.4)
                                    --------------    ----------------    -----------    -------------   ---------------
  Balance, Jan. 1, 2008.......             167.0               -                -               -                  (1.5)
                                    --------------    ----------------    -----------    -------------   ---------------
  Total gains (losses),
    realized and unrealized,
    included in:
     Earnings as:
      Net investment income...               (.2)              -                -               -                   -
      Investment gains
       (losses), net..........             (10.0)              -                -               -                   -
      (Decrease) increase in
       the fair value of the
       reinsurance contracts..               -                 -                -               -                   9.0
                                    --------------    ----------------    -----------    -------------   ---------------
            Subtotal..........             (10.2)              -                -               -                   9.0
                                    --------------    ----------------    -----------    -------------   ---------------
     Other comprehensive
      income..................             (24.4)              -                -               -                   -
   Purchases/issuances and
     sales/settlements, net...             (14.9)              -                -               -                    .8
  Transfers into/out of
   Level 3 (2)................              25.0               -                -               -                   -
                                    --------------    ----------------    -----------    -------------   ---------------
 Balance, Dec. 31, 2008.......      $      142.5      $        -          $     -        $      -        $          8.3
                                    ==============    ================    ===========    =============   ===============

      (1)  Includes Trading securities' Level 3 amount.
      (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

      The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:


                                                            EARNINGS
                                         ----------------------------------------------------
                                                            INVESTMENT          CHANGE IN
                                             NET              GAINS           FAIR VALUE OF
                                          INVESTMENT        (LOSSES),          REINSURANCE
                                            INCOME             NET              CONTRACTS              OCI
                                         --------------    --------------    ----------------     ---------------
                                                                       (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2009
STILL HELD AT DECEMBER 31, 2009:
   Change in unrealized gains
    or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $         -       $          -      $           -        $          1.3
        U.S. Treasury, government
          and agency.................              -                  -                  -                   -
        State and political
          subdivisions...............              -                  -                  -                   -
        Foreign governments..........              -                  -                  -                   -
        Commercial
          mortgage-backed............              -                  -                  -                  (8.9)
        Residential
          mortgage-backed............              -                  -                  -                   -
        Asset-backed.................              -                  -                  -                    .7
        Redeemable preferred stock...              -                  -                  -                  19.2
                                         --------------    --------------    ----------------     ---------------
            Subtotal.................              -                  -                  -                  12.3
                                         --------------    --------------    ----------------     ---------------
     Equity securities,
      available-for-sale.............              -                  -                  -                   -
     Other equity investments........              -                  -                  -                   -
     Cash equivalents................              -                  -                  -                   -
     GMIB reinsurance contracts......              -                  -                 (6.9)                -
     Separate Accounts' assets.......              -                  -                  -                   -
                                         --------------    --------------    ----------------     ---------------
         Total.......................    $         -       $          -      $          (6.9)     $         12.3
                                         ==============    ==============    ================     ===============


                                                            Earnings
                                         ----------------------------------------------------
                                                            Investment          Change in
                                             Net              Gains           Fair Value of
                                          Investment        (Losses),          Reinsurance
                                            Income             Net              Contracts              OCI
                                         --------------    --------------    ----------------     ---------------
                                                                       (In Millions)
Full Year 2008:
Still Held at December 31, 2008:
   Change in unrealized gains
    or losses
     Fixed maturities,
       available-for-sale.........      $         -       $          -       $          -        $        (24.4)
     Other equity investments.....                -                  -                  -                   -
     Cash equivalents.............                -                  -                  -                   -
     GMIB reinsurance contracts...                -                  -                  8.4                 -
     Separate Accounts' assets....                -                  -                  -                   -
                                        --------------    --------------    ----------------     ---------------
         Total....................      $         -       $          -       $          8.4      $        (24.4)
                                        ==============    ===============    ================    ===============

      Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

      The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3 and 7 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                                    DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                                      2009                               2008
                                                         --------------------------------   --------------------------------
                                                            CARRYING                           Carrying
                                                             VALUE          FAIR VALUE          Value          Fair Value
                                                         ---------------  ---------------   ---------------  ---------------
                                                                                   (IN MILLIONS)
        Mortgage loans on real estate...................  $      149.1     $       151.5     $      176.2     $       176.9
        Policyholders liabilities: investment contracts.         320.1             317.1            326.2             334.5
        Note payable to affiliate.......................          19.7              19.7             23.6              23.6


6)    GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

      A) Variable Annuity Contracts - GMDB and GMIB
         ------------------------------------------

      MLOA has certain variable annuity contracts with GMDB and GMIB features in force that guarantee one of the following:

         o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

         o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

         o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

         o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset.

      The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                                    GMDB                GMIB              TOTAL
                                                              ----------------   -----------------  -----------------
                                                                                  (IN MILLIONS)
Balance at January 1, 2007...................................  $         .7       $         .4       $         1.1
   Paid guarantee benefits ..................................          (1.3)               -                  (1.3)
   Other changes in reserve..................................           1.8                 .1                 1.9
                                                              ----------------   -----------------  -----------------
Balance at December 31, 2007.................................           1.2                 .5                 1.7
   Paid guarantee benefits...................................          (2.3)               -                  (2.3)
   Other changes in reserve..................................           6.7                2.5                 9.2
                                                              ----------------   -----------------  -----------------
Balance at December 31, 2008.................................           5.6                3.0                 8.6
   Paid guarantee benefits...................................          (2.4)               -                  (2.4)
   Other changes in reserve..................................           1.9                (.4)                1.5
                                                              ----------------   -----------------  -----------------
Balance at December 31, 2009.................................  $        5.1       $        2.6       $         7.7
                                                              ================   =================  =================

      Related GMDB reinsurance ceded amounts were:


                                                           GMDB
                                                     ----------------
                                                      (IN MILLIONS)

Balance at January 1, 2007..........................  $         .6
  Paid guarantee benefits ceded.....................           (.3)
  Other changes in reserve..........................            .9
                                                     ----------------
Balance at December 31, 2007........................           1.2
  Paid guarantee benefits...........................           (.6)
  Other changes in reserve..........................           2.2
                                                     ----------------
Balance at December 31, 2008........................           2.8
   Paid guarantee benefits..........................           (.4)
   Other changes in reserve.........................            .4
                                                     ----------------
Balance at December 31, 2009........................  $        2.8
                                                     ================

      The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

      The December 31, 2009 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                           RETURN
                                             OF
                                          PREMIUM        RATCHET         ROLL-UP         COMBO          TOTAL
                                       ------------ -------------- ---------------- ------------- ---------------
                                                                      (IN MILLIONS)
GMDB:
  Account values invested in:
      General Account..............     $     136      $     191             N/A      $       27     $      354
      Separate Accounts............     $     436      $     599             N/A      $       97     $    1,132
  Net amount at risk, gross........     $       8      $     136             N/A      $       33     $      177
  Net amount at risk, net of
     amounts reinsured.............     $       8      $      97             N/A      $        1     $      106
  Average attained age of
    contractholders................            64.0           64.2           N/A              63.7           64.1
  Percentage of contractholders
    over age 70....................            21.5%          21.1%          N/A              17.4%          21.1%
  Range of contractually specified
    interest rates.................           N/A            N/A             N/A               5.0%           5.0%

GMIB:
  Account values invested in:
      General Account..............           N/A            N/A      $       27             N/A     $       27
      Separate Accounts............           N/A            N/A      $       97             N/A     $       97
  Net amount at risk, gross........           N/A            N/A      $        4             N/A     $        4
  Net amount at risk, net of
     amounts reinsured.............           N/A            N/A      $        -             N/A     $        -
  Weighted average years
     remaining until
     annuitization.................           N/A            N/A               2.9           N/A              2.9
  Range of contractually specified
     interest rates................           N/A            N/A               5.0%          N/A              5.0%

      B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
         -----------------------------------------------------------------------

      The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                       INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                            DECEMBER 31,
                                                                                 ----------------------------------
                                                                                      2009               2008
                                                                                 ----------------  ----------------
                                                                                            (IN MILLIONS)
      GMDB:
      -----
         Equity.................................................................  $      917        $       843
         Fixed income...........................................................         134                187
         Balanced...............................................................          21                 23
         Other..................................................................          60                 76
                                                                                 ----------------  ----------------
         Total..................................................................  $    1,132        $     1,129
                                                                                 ================  ================

      GMIB:
      -----
         Equity.................................................................  $       73        $        68
         Fixed income...........................................................          17                 19
         Balanced...............................................................           -                  -
         Other..................................................................           7                  6
                                                                                 ----------------  ----------------
         Total..................................................................  $       97        $        93
                                                                                 ================  ================

      C) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
          ---------------------------------------------------------

      The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At both December 31, 2009 and 2008, MLOA had liabilities of $0.5 million for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders liabilities.


7)    REINSURANCE

      MLOA uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is obligated to reimburse MLOA for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, MLOA remains contingently liable for all benefits payable should the reinsurers fail to meet their obligations to MLOA. Life insurance business written by MLOA was ceded under various reinsurance contracts. MLOA's general practice was to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for second-to-die products. For its variable annuity products, MLOA retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with guaranteed minimum death benefits in excess of the return of premium benefit, which are offered under certain of MLOA's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider under the new MLOA variable annuity are similarly reinsured. The guaranteed minimum income benefit in the new variable annuity product was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

      MLOA reinsures most of its new variable life policies on an excess of retention basis. MLOA continues its practice of maintaining a maximum of $4.0 million on single-life policies and $6.0 million on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $20.0 million on single-life policies and $25.0 million on second-to-die policies. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

      At December 31, 2009 and 2008, respectively, reinsurance recoverables related to insurance contracts amounted to $135.8 million and $174.8 million, of which $58.3 million and $57.9 million relates to one specific reinsurer.

      The following table summarizes the effect of reinsurance:

                                                                   2009              2008              2007
                                                             ----------------- ------------------- ---------------
                                                                                 (IN MILLIONS)
                 Direct premiums............................ $         69.7    $          75.2     $       82.3
                 Assumed....................................             .7                3.5              -
                 Reinsurance ceded..........................          (30.9)             (34.1)           (36.5)
                                                             ----------------- ------------------- ----------------
                 Premiums................................... $         39.5    $          44.6     $       45.8
                                                             ================= =================== ================

                 Variable Life and Investment-type
                    Product Policy Fee Income Ceded......... $         30.4    $          32.4     $       32.9
                                                             ================= =================== ================
                 Policyholders' Benefits Ceded.............. $         28.9    $          86.0     $       47.6
                                                             ================= =================== ================


8)    RELATED PARTY TRANSACTIONS

      Under its service agreement with AXA Equitable, personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreement are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $45.7 million, $57.1 million and $45.9 million for 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, respectively, MLOA reported an $8.4 million and $8.2 million payable to AXA Equitable in connection with its service agreement.

      Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retrocedes a quota share portion of these risks to AXA Equitable and, beginning in 2008, MLOA on a one-year term basis. Premiums earned in 2009 and 2008 under this arrangement totaled approximately $1.0 million and $2.5 million, respectively. Claims and expenses paid in the same respective periods of 2009 and 2008 were $1.0 million and $2.1 million, respectively.

      As more fully described in Note 7, MLOA ceded new variable life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Bermuda. MLOA reported $0.4 million and $0.4 million of ceded premiums for 2009 and 2008, respectively.

      In addition to the AXA Equitable service agreement, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements were $2.0 million, $2.2 million, and $2.2 million for 2009, 2008 and 2007, respectively.

      On March 5, 1999, MLOA borrowed $50.5 million from MONY Benefit Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.8% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note was $19.7 million and $23.6 million at December 31, 2009 and 2008, respectively.


9)    SHARE-BASED COMPENSATION

      For 2009, 2008 and 2007, respectively, MLOA recognized compensation costs of $1.3 million, $1.3 million and $3.9 million, for share-based payment arrangements and $0.4 million, $0.7 million and $1.1 million related to employee stock options.

      At December 31, 2009, approximately $0.4 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by MLOA over a weighted average period of 4.2 years.

      On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $0.7 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, MLOA recognized compensation expense of approximately $0.1 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for award in 2010 or 2011 under terms then-to-be-determined and approved by the AXA Management Board.


10)   NET INVESTMENT INCOME AND INVESTMENT LOSSES, NET

      The following table breaks out Net investment income by asset category:

                                                           2009              2008              2007
                                                    ------------------ ----------------- ------------------
                                                                         (IN MILLIONS)
          Fixed maturities..........................  $        107.1     $       111.1    $       116.3
          Mortgage loans on real estate.............            11.4              13.1             17.1
          Policy loans..............................             7.9               7.5              7.1
          Derivative instruments....................             -                (1.0)              .5
          Other equity investments..................             (.4)              (.7)             (.6)
          Other investment income...................              .3               2.2              4.1
                                                    ------------------ ----------------- ------------------

          Gross investment income...................           126.3             132.2            144.5
          Investment expenses.......................            (4.6)             (5.9)            (7.2)
                                                    ------------------ ----------------- ------------------

          Net Investment Income.....................  $        121.7     $       126.3    $       137.3
                                                     ================= ================= ==================

      Investment losses, net including changes in the valuation allowances are as follows:

                                                               2009             2008              2007
                                                        ------------------ ----------------- ------------------
                                                                            (IN MILLIONS)
             Fixed maturities.......................... $        (53.2)    $      (38.7)     $     (22.0)
             Mortgage loans on real estate.............           (2.3)             (.1)             -
                                                        ------------------ ----------------- ------------------
             Investment Losses, Net.................... $        (55.5)    $      (38.8)     $     (22.0)
                                                        =================  ================= ==================

      Writedowns of fixed maturities totaled to $52.5 million, $38.4 million and $19.8 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate and equity real estate for 2009, 2008 and 2007.

      For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $82.7 million, $35.3 million and $70.4 million. Gross gains of $20.2 million, $0.4 million and zero and gross losses of $17.7 million, $0.6 million and $3.8 million, respectively, were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available-for-sale for 2009, 2008 and 2007 amounted to $220.2 million, $(189.0) million and $(28.7) million, respectively.

      The net unrealized investment losses included in the balance sheets as a component of accumulated other comprehensive loss and the changes for the corresponding years, on a line-by-line basis, follow:

                                                                         2009             2008             2007
                                                                 ------------------ ----------------- --------------
                                                                                       (IN MILLIONS)
           Balance, beginning of year........................    $   (118.4)        $       (26.5)    $       (11.1)
           Changes in unrealized investment gains (losses)...         220.0                 189.0)            (28.7)
           Impact of unrealized investment  (losses) gains
             attributable to:
                DAC and VOBA.................................         (54.6)                 47.6               5.0
                Deferred income taxes........................         (58.0)                 49.5               8.3
                                                                 ------------------ ----------------- --------------
           Balance, End of Year..............................    $    (11.0)        $      (118.4)    $       (26.5)
                                                                 ================== ================= ==============

           Balance, end of period comprises:
              Unrealized investment losses on
                 Fixed maturities.............................   $     (24.4)       $       (244.4)   $        (55.4)
              Impact of unrealized investment gains (losses)
                 attributable to:
                   DAC and VOBA...............................           7.6                  62.2              14.6
                   Deferred income taxes......................           5.8                  63.8              14.3
                                                                 ------------------ ----------------- --------------
           Total..............................................   $     (11.0)       $       (118.4)   $        (26.5)
                                                                 ================== ================= ==============

      Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.


11)   INCOME TAXES

      A summary of the income tax expense in the statements of earnings follows:


                                                            2009              2008              2007
                                                      ------------------ --------------- -------------------
                                                                          (IN MILLIONS)
           Income tax benefit (expense):
             Current (expense) benefit..............  $           (.9)   $        18.2   $         (2.0)
             Deferred benefit (expense).............              4.1            (24.0)              .9
                                                      ------------------ --------------  -------------------
           Total....................................  $           3.2    $        (5.8)  $         (1.1)
                                                      ================== ==============  ===================

      The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                      2009              2008              2007
                                                ---------------   ---------------   -----------------
                                                                   (IN MILLIONS)
   Tax at statutory rate......................  $          (.6)   $         21.1    $        (5.2)
   Dividends received deduction...............             4.3               1.2              1.2
   Low income housing credit..................              .6                .5              3.1
   Intercompany and IRS tax settlements.......             -               (29.3)             -
   Other......................................            (1.1)               .7              (.2)
                                                ---------------   ---------------   -----------------
   Income Tax Benefit (Expense)...............  $          3.2    $         (5.8)   $        (1.1)
                                                ===============   ===============   =================

      The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Reserves and reinsurance...............  $        -        $      27.7      $      208.7      $       -
        DAC....................................           -               23.4              67.6              -
        VOBA...................................           -               51.6               -               64.8
        Investments............................          26.2              -                 -              223.6
        Goodwill and other intangible assets...           -               10.0               -               10.1
        Other..................................           3.0              -                 -                3.5
                                                ---------------   ---------------  ---------------   ---------------
        Total..................................  $       29.2      $     112.7      $      276.3      $     302.0
                                                ===============   ===============  ===============   ===============

      At December 31, 2009, MLOA had no Federal tax loss carryforwards.

      The IRS completed its examination of tax years 2002 through July 8, 2004, the date of MLOA's acquisition by AXA Financial, and issued a Revenue Agent's Report during third quarter 2008 that covered tax years 2002 through July 8, 2004 as well as amended returns for tax years 1998 through 2001. MLOA agreed to all of the proposed adjustments.

      At December 31, 2009 and 2008, respectively, the total amount of unrecognized tax benefits was $17.0 million and $15.1 million, all of which would affect the effective tax rate.

      MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $1.9 million and $0.8 million, respectively. Tax expense for 2009 reflected an expense of $1.1 million in interest expense related to unrecognized tax benefits.

      A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                           2009                 2008                 2007
                                                                   -----------------     ------------------   ----------------
                                                                                            (IN MILLIONS)


      Balance, beginning of year................................    $          14.4       $          10.8      $          10.8
      Additions for tax positions of prior years................                 .7                   9.7                  1.8
      Reductions for tax positions of prior years...............                -                    (4.0)                (1.8)
      Additions for tax positions of current year...............                -                     2.0                   .9
      Reductions for tax positions of current year..............                -                     -                    (.9)
      Settlements with tax authorities..........................                -                    (4.1)                 -
                                                                   -----------------     ------------------   ----------------
      Balance, End of Year......................................    $          15.1       $          14.4      $          10.8
                                                                   =================     ==================   =================

      IRS examinations for periods subsequent to July 8, 2004, the date of MLOA's acquisition by AXA Financial, are expected to commence in 2010. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

12)   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

      Accumulated other comprehensive income (loss) for MLOA represents cumulative gains and losses on investments that are not reflected in earnings. The components of other comprehensive income (loss) for the past three years follow:

                                                                                       DECEMBER 31,
                                                                 -------------------------------------------------------
                                                                       2009               2008               2007
                                                                 ---------------   ------------------ ------------------
                                                                                     (IN MILLIONS)
              Net unrealized gains (losses) on investments:
                 Net unrealized gains (losses) arising
                    during the period..........................   $       223.5      $      (189.3)     $       (30.9)
                 (Gains) losses reclassified into net
                    earnings during the period.................            (2.9)                .3                2.2
                                                                 ---------------   ------------------ ------------------
              Net unrealized gains (losses) on investments.....           226.4             (189.0)             (28.7)
              Adjustments for DAC and VOBA and
                  deferred income tax (expense) benefit........          (112.6)              97.1               13.3
                                                                 ---------------   ------------------ ------------------

              Other Comprehensive Income (Loss)................  $        113.8     $        (91.9)    $        (15.4)
                                                                 ===============   ================== ==================

13)   LITIGATION

      MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


14)   STATUTORY FINANCIAL INFORMATION

      MLOA is restricted as to the amounts it may pay as dividends to MONY Life. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. For 2009, 2008 and 2007, MLOA's statutory net income (loss) was $11.7 million, $(68.2) million and $7.3 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $283.3 million and $196.7 million at December 31, 2009 and 2008, respectively. There were no shareholder dividends paid to MONY Life by MLOA in 2009, 2008 and 2007.

      At December 31, 2009, MLOA, in accordance with various government and state regulations, had $5.2 million of securities deposited with such government or state agencies.

      At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

      Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S.

      GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for U.S. GAAP purchase accounting.


15)   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

      The quarterly results of operations for 2009 and 2008 are summarized below:


                                                                                  THREE MONTHS ENDED
                                                       -------------------------------------------------------------------------
                                                          MARCH 31,          JUNE 30,       SEPTEMBER 30,        DECEMBER 31,
                                                       ----------------   ---------------  -----------------   -----------------
                                                                                    (IN MILLIONS)
        2009
        ----
        Total Revenues..............................   $      76.0        $      55.0      $        44.6       $        63.5
                                                       ===============   ===============  =================   =================

        Earnings (Loss) from Continuing Operations..   $      16.0        $      (5.9)     $       (11.7)      $         6.5
                                                       ===============   ===============  =================   =================

        Net Earnings (Loss).........................   $      16.0        $      (5.9)     $       (11.7)      $         6.5
                                                       ===============   ===============  =================   =================

        2008
        ----
        Total Revenues..............................  $      82.8        $      76.7      $        48.6       $        89.9
                                                      ================   ===============  =================   =================

        Earnings (Loss) from Continuing Operations..  $       1.2        $       4.2      $       (23.2)      $       (48.3)
                                                      ================   ===============  =================   =================

        Net Earnings (Loss).........................  $       1.2        $       4.2      $       (23.2)      $       (48.3)
                                                      ================   ===============  =================   =================

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Appendix A

--------------------------------------------------------------------------------

                         DEATH BENEFIT PERCENTAGE FOR
                  GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

--------------------------------------------------------------------------------
         ATTAINED AGE                             APPLICABLE PERCENTAGE
--------------------------------------------------------------------------------
         40 and Under                                     250%
--------------------------------------------------------------------------------
              41                                          243
--------------------------------------------------------------------------------
              42                                          236
--------------------------------------------------------------------------------
              43                                          229
--------------------------------------------------------------------------------
              44                                          222
--------------------------------------------------------------------------------
              45                                          215
--------------------------------------------------------------------------------
              46                                          209
--------------------------------------------------------------------------------
              47                                          203
--------------------------------------------------------------------------------
              48                                          197
--------------------------------------------------------------------------------
              49                                          191
--------------------------------------------------------------------------------
              50                                          185
--------------------------------------------------------------------------------
              51                                          178
--------------------------------------------------------------------------------
              52                                          171
--------------------------------------------------------------------------------
              53                                          164
--------------------------------------------------------------------------------
              54                                          157
--------------------------------------------------------------------------------
              55                                          150
--------------------------------------------------------------------------------
              56                                          146
--------------------------------------------------------------------------------
              57                                          142
--------------------------------------------------------------------------------
              58                                          138
--------------------------------------------------------------------------------
              59                                          134
--------------------------------------------------------------------------------
              60                                          130
--------------------------------------------------------------------------------
              61                                          128
--------------------------------------------------------------------------------
              62                                          126
--------------------------------------------------------------------------------
              63                                          124
--------------------------------------------------------------------------------
              64                                          122
--------------------------------------------------------------------------------
              65                                          120
--------------------------------------------------------------------------------
              66                                          119
--------------------------------------------------------------------------------
              67                                          118
--------------------------------------------------------------------------------
              68                                          117
--------------------------------------------------------------------------------
              69                                          116
--------------------------------------------------------------------------------
              70                                          115
--------------------------------------------------------------------------------
              71                                          113
--------------------------------------------------------------------------------
              72                                          111
--------------------------------------------------------------------------------
              73                                          109
--------------------------------------------------------------------------------
              74                                          107
--------------------------------------------------------------------------------
             75-90                                        105
--------------------------------------------------------------------------------
              91                                          104
--------------------------------------------------------------------------------
              92                                          103
--------------------------------------------------------------------------------
              93                                          102
--------------------------------------------------------------------------------
            94-100                                        101
--------------------------------------------------------------------------------




                                                                Appendix A   A-1

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                           www.axa-equitable.com/green


Appendix B

--------------------------------------------------------------------------------

                  MONTHLY PER $1,000 SPECIFIED AMOUNT FACTORS

--------------------------------------------------------------------------------
         ISSUE AGE                                   FACTOR PER $1,000
--------------------------------------------------------------------------------
           0-17                                            $0.07
--------------------------------------------------------------------------------
          18-36                                             0.08
--------------------------------------------------------------------------------
            37                                              0.09
--------------------------------------------------------------------------------
            38                                              0.09
--------------------------------------------------------------------------------
            39                                              0.10
--------------------------------------------------------------------------------
            40                                              0.10
--------------------------------------------------------------------------------
            41                                              0.10
--------------------------------------------------------------------------------
            42                                              0.11
--------------------------------------------------------------------------------
            43                                              0.11
--------------------------------------------------------------------------------
            44                                              0.12
--------------------------------------------------------------------------------
            45                                              0.12
--------------------------------------------------------------------------------
            46                                              0.12
--------------------------------------------------------------------------------
            47                                              0.13
--------------------------------------------------------------------------------
            48                                              0.13
--------------------------------------------------------------------------------
            49                                              0.14
--------------------------------------------------------------------------------
            50                                              0.14
--------------------------------------------------------------------------------
            51                                              0.14
--------------------------------------------------------------------------------
            52                                              0.15
--------------------------------------------------------------------------------
            53                                              0.15
--------------------------------------------------------------------------------
            54                                              0.16
--------------------------------------------------------------------------------
            55                                              0.16
--------------------------------------------------------------------------------
            56                                              0.16
--------------------------------------------------------------------------------
            57                                              0.17
--------------------------------------------------------------------------------
            58                                              0.17
--------------------------------------------------------------------------------
            59                                              0.18
--------------------------------------------------------------------------------
            60                                              0.18
--------------------------------------------------------------------------------
            61                                              0.18
--------------------------------------------------------------------------------
            62                                              0.19
--------------------------------------------------------------------------------
            63                                              0.19
--------------------------------------------------------------------------------
            64                                              0.20
--------------------------------------------------------------------------------
            65                                              0.20
--------------------------------------------------------------------------------
            66                                              0.20
--------------------------------------------------------------------------------
            67                                              0.21
--------------------------------------------------------------------------------
            68                                              0.21
--------------------------------------------------------------------------------
            69                                              0.22
--------------------------------------------------------------------------------
            70                                              0.22
--------------------------------------------------------------------------------
            71                                              0.22
--------------------------------------------------------------------------------
            72                                              0.23
--------------------------------------------------------------------------------
            73                                              0.23
--------------------------------------------------------------------------------
            74                                              0.24
--------------------------------------------------------------------------------
            75                                              0.24
--------------------------------------------------------------------------------
            76                                              0.24
--------------------------------------------------------------------------------
            77                                              0.25
--------------------------------------------------------------------------------
            78                                              0.25
--------------------------------------------------------------------------------
            79                                              0.26
--------------------------------------------------------------------------------
            80                                              0.26
--------------------------------------------------------------------------------
            81                                              0.26
--------------------------------------------------------------------------------
            82                                              0.27
--------------------------------------------------------------------------------
            83                                              0.27
--------------------------------------------------------------------------------
            84                                              0.28
--------------------------------------------------------------------------------
            85                                              0.28
--------------------------------------------------------------------------------



B-1 Appendix B

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Appendix C

--------------------------------------------------------------------------------

                        GUARANTEED DEATH BENEFIT RIDER

                MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
              BENEFIT RIDER WITH TEN YEAR/AGE 70 GUARANTEE PERIOD

--------------------------------------------------------------------------------
                                                               MONTHLY GUARANTEE
                                                               PREMIUM
--------------------------------------------------------------------------------
Specified Amount = $200,000
--------------------------------------------------------------------------------
Male age 45 Preferred Nonsmoker Death Benefit Option 1         $229.17
--------------------------------------------------------------------------------
Female age 45 Preferred Nonsmoker Death Benefit Option 1       $174.00
--------------------------------------------------------------------------------
Male age 45 Standard Smoker Death Benefit Option 1             $379.83
--------------------------------------------------------------------------------
Male age 45 Preferred Nonsmoker Death Benefit Option 2         $229.17
--------------------------------------------------------------------------------
Male age 35 Preferred Nonsmoker Death Benefit Option 1         $155.83
--------------------------------------------------------------------------------
Male age 55 Preferred Nonsmoker Death Benefit Option 1         $370.83
--------------------------------------------------------------------------------















                                                                Appendix C   C-1

                                     PART II

                   (INFORMATION NOT REQUIRED IN A PROSPECTUS)

                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

      The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

         SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

         The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

         The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

     The directors and officers of MONY Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, ACE Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company and AXIS Insurance Company. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS RELATING TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

      Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following papers and documents:

            The Facing Sheet.

            The Prospectus consisting of 174 pages.

            The undertaking to file reports.

            The signatures.

      Written consents of the following persons:

            a.  Opinion and consent of Counsel.

            b. Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

      (1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

      (2)  Not applicable.

      (3) (a) Underwriting Agreement between MONY Life Insurance Company of America, MONY Series Fund, Inc., and MONY Securities Corp., incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

           (b) Proposed specimen agreement between MONY Securities Corp. and registered representatives, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

           (c) Commission schedule (with Commission Contract), incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

           (d) Wholesale Distribution Agreement Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al., incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

           (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to registration statement on Form N-4 (File No. 333-05593) filed on April 20, 2005.

           (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to registration statement on Form N-4 (File No. 333-05593) filed on April 20, 2005.

           (g) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (333-104162), filed on April 25, 2006.

           (h)  Broker-Dealer Distribution and Servicing Agreement, dated
                June 6, 2005, MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (333-104162), filed on April 25, 2006.

           (i) Form of First Amendment to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-104162) filed on April 25, 2007.

      (4)  Not applicable.

      (5) Form of policy, incorporated herein by reference to the initial registration statement on Form S-6 (File No. 333-56969) filed on June 16, 1998.

      (6) (a) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22,
                2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

           (b) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

      (7)  Not applicable.

      (8) (a) Form of agreement to purchase shares, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

           (b) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated February 1, 2005, incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

           (c) Participation Agreement among The Alger American Fund, MONY Life Insurance Company of America and Fred Alger & Company, Incorporated, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

                (i) Form of amendment dated May 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

           (d) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

           (e) Participation Agreement among the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

                (i) Amended Participation Agreement among the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

           (f) Participation Agreement among Fidelity Distributors Corporation, Variable Insurance Products Fund and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

           (g) Participation Agreement between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

                (i) Form of amendment dated September 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

           (h) Participation Agreement among Lord Abbett Series Fund, Inc., Lord Abbett Distributor LLC and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

           (i) Participation Agreement among PIMCO Variable Insurance Trust, MONY Life Insurance Company of America and PIMCO Funds distributors LLC, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

           (j) Participation Agreement among Morgan Stanley Dean Witter Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management, Inc., Miller Anderson & Sherrerd LLP and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

                (i) Form of amendment dated September 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

       (9) (a) Form of Reinsurance Agreement among Continental Assurance Company, MONY Life Insurance Company and MONY Life Insurance Company of America, incorporated herein by reference to the registration statement (File No. 333-104162) on Form N-6 filed on April 28, 2005.

           (b) Form of Automatic Reinsurance Agreement between MONY Life Insurance Company and MONY Life Insurance Company of America and RGA Reinsurance Company, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form N-6 (333-56969), filed on April 28, 2005.

           (c) Form of General & Cologne Life Re Automatic Yearly Renewable Term Reinsurance Agreement Treaty #M158-100 between MONY Life Insurance Company and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form N-6 (333-56969), filed on April 28, 2005.

           (d) Automatic Bulk YRT Non-Refund Agreement MONY Life Insurance Company and MONY Life Insurance Company of America with Allianz Life Insurance Company of North America, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form N-6 (333-56969), filed on April 28, 2005.

      (10) (a) Application Form for Flexible Premium Variable Universal Life Insurance Policy, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

           (b) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (11) Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries, incorporated herein by reference to post-effective amendment no. 12 to the registration statement on Form S-6 (File No. 33-82570) filed on February 27, 2002.

2.    (a)  Opinion and consent of Dodie Kent, Esq., Vice President and Counsel, previously filed with the post-effective amendment no. 13 to the registration statement on Form S-6 (333-56969), filed on April 28, 2005.

      (b) Opinion and consent of Dodie Kent, Esq., Vice President and Counsel, previously filed with the registration statement on Form N-6
           (File No. 333-56969) on April 22, 2008.

      (c) Opinion and consent of Dodie Kent, Esq., Vice President and Counsel, previously filed with the registration statement on Form S-6
           (File No. 333-56969) on April 22, 2009.

      (d) Opinion and consent of Dodie Kent, Vice President and Associate General Counsel, filed herewith.

3.    No financial statements have been omitted from the prospectus.

4.    Not applicable.

5.    Not applicable.

6.    Powers of Attorney.

      (a) Powers of Attorney, filed herewith.

7. Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on this 21st day of April, 2010.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 21, 2010.


                                  MONY America Variable Account L of
                                  MONY Life Insurance Company of America
                                          (Registrant)

                                  By: MONY Life Insurance Company of America
                                          (Depositor)


                                  By: /s/ Dodie Kent
                                     ---------------------
                                  Dodie Kent
                                  Vice President and Associate General Counsel
                                  MONY Life Insurance Company of America





By: /s/ Dodie Kent
   ---------------------
Dodie Kent, Attorney-in-Fact
Pursuant to Power of Attorney

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Depositor, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on this 21st day of April, 2010.




                                MONY Life Insurance Company of America
                                       (Depositor)


                                By: /s/ Dodie Kent
                                   ---------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel
                                   MONY Life Insurance Company of America



         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Senior Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and
                                           Chief Accounting Officer

*DIRECTORS:

Christopher M. Condron      Mary R. (Nina) Henderson      Joseph H. Moglia
Henri de Castries           James F. Higgins              Lorie A. Slutsky
Denis Duverne               Peter S. Kraus                Ezra Suleiman
Charlynn Goins              Scott D. Miller               Peter J. Tobin
Anthony J. Hamilton



*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 21, 2010

                                  EXHIBIT INDEX


EXHIBIT
  NO.                               DESCRIPTION                      TAG VALUES
--------     -----------------------------------------------------   -----------
EX-99.2(d)      Opinion and consent of Dodie Kent                     EX-99.2d
EX-99.6(a)      Powers of Attorney                                    EX-99.6a
EX-99.7         Consent of PricewaterhouseCoopers LLP, independent    EX-99.7
                registered public accounting firm